      As filed with the Securities and Exchange Commission October 31, 1997


                       1933 Act Registration No. 33-21489
                           1940 Act File No. 811-5545

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]



                           Pre-Effective Amendment No.                     [ ]

                        Post-Effective Amendment No. 43                    [X]

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]


                               Amendment No. 45                            [X]



                               THE SESSIONS GROUP
               (Exact Name of Registrant as Specified in Charter)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 (800) 752-1823

                              CHARLES H. HIRE, ESQ.
                              Baker & Hostetler LLP
                        65 East State Street, Suite 2100
                              Columbus, Ohio 43215
                     (Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:  Immediately, upon effectiveness.

        It is proposed that this filing will become effective (check appropriate box):

               [X]  immediately upon filing pursuant to paragraph (b)

               [ ]  on (date) pursuant to paragraph (b)

               [ ]  60 days after filing pursuant to paragraph (a)(1)

               [ ]  on (date) pursuant to paragraph (a)(1)

               [ ]  75 days after filing pursuant to paragraph (a)(2)

               [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

               [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      Title of Securities Being Registered:
                Shares of beneficial interest, without par value.

                              CROSS REFERENCE SHEET
                              ---------------------

                       RIVERSIDE CAPITAL MONEY MARKET FUND

                       RIVERSIDE CAPITAL VALUE EQUITY FUND

                       RIVERSIDE CAPITAL FIXED INCOME FUND

             RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

            RIVERSIDE CAPITAL LOW DURATION GOVERNMENT SECURITIES FUND

                          RIVERSIDE CAPITAL GROWTH FUND

                                    Six Funds

                                       of

                               The Sessions Group

Form N-1A Part A Item                                         Prospectus Caption
---------------------                                         ------------------

1.       Cover page..................                         Cover Page

2.       Synopsis....................                         Fee Table; Prospectus Summary

3.       Condensed Financial
           Information...............                         Financial Highlights; Performance
                                                              Information

4.       General Description of
           Registrant................                         Investment Objectives and Policies;
                                                              Investment Restrictions; General
                                                              Information - Description of the
                                                              Group and Its Shares

5.       Management of the Fund......                         Management of the Group; General
                                                              Information - Custodian; General
                                                              Information - Transfer Agent


5A.      Management's Discussion
           of Fund Performance.......                         Inapplicable.


6.       Capital Stock and Other
           Securities................                         How to Purchase and Redeem Shares;
                                                              Dividends and Taxes; General Informa-
                                                              tion - Description of the Group and
                                                              Its Shares; General Information -
                                                              Miscellaneous

7.       Purchase of Securities
           Being Offered.............                         Valuation of Shares; How to Purchase
                                                              and Redeem Shares; Management of the
                                                              Group - Distribution Plan

8.       Redemption or Repurchase....                         How to Purchase and Redeem Shares

9.       Pending Legal Proceedings...                         Inapplicable

                                     [LOGO]
                                 RIVERSIDE (C)
                                 CAPITAL FUNDS

                         -----------------------------

                               Money Market Fund

                               Value Equity Fund

                               Fixed Income Fund

                                   Tennessee
                           Municipal Obligations Fund

                                  Low Duration
                           Government Securities Fund

                                  Growth Fund

                         -----------------------------

                                     [LOGO]

                                 NATIONAL BANK
                                  OF COMMERCE

                               Memphis, Tennessee

                               Investment Adviser

                               ------------------

                       Prospectus dated October 31, 1997
                               Begins on Page One

                               ------------------

                      RIVERSIDE CAPITAL MONEY MARKET FUND
                      RIVERSIDE CAPITAL VALUE EQUITY FUND
                      RIVERSIDE CAPITAL FIXED INCOME FUND
             RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND
           RIVERSIDE CAPITAL LOW DURATION GOVERNMENT SECURITIES FUND
                         RIVERSIDE CAPITAL GROWTH FUND

3435 Stelzer Road                                          For current yield, purchase, and
Columbus, Ohio 43219                                       redemption information, call
                                                           (800) 874-8376.

     The Sessions Group (the "Group") is an open-end management investment company. The Group includes the Riverside Capital Money Market Fund (the "Money Market Fund"), the Riverside Capital Value Equity Fund (the "Value Fund"), the Riverside Capital Fixed Income Fund (the "Fixed Income Fund"), the Riverside Capital Low Duration Government Securities Fund (the "Government Securities Fund") and the Riverside Capital Growth Fund (the "Growth Fund"), each of which is a diversified investment fund of the Group, and the Riverside Capital Tennessee Municipal Obligations Fund (the "Tennessee Fund"), which is a non-diversified investment fund of the Group (the Money Market, Value, Fixed Income, Tennessee, Government Securities, and Growth Funds are hereinafter collectively referred to as the "Funds" and individually as a "Fund"). The Trustees of the Group have divided each Fund's beneficial ownership into an unlimited number of transferable units called shares (the "Shares").

     National Bank of Commerce, Memphis, Tennessee (the "Adviser"), which is a wholly owned subsidiary of National Commerce Bancorporation ("NCB"), acts as the investment adviser to each of the Funds.

     THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE ADVISER, NCB OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     IN ADDITION, AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THE MONEY MARKET FUND SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE, BUT THERE CAN BE NO ASSURANCE THAT NET ASSET VALUE WILL NOT VARY.

     Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Funds at their address or by calling the Funds at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

     This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

                                                        (Continued on next page)

                         ------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                         ------------------------------


                The date of this Prospectus is October 31, 1997.

(Continued from previous page)

     The MONEY MARKET FUND seeks current income with liquidity and stability of principal. The Money Market Fund invests in high-quality money market instruments and other instruments of high quality. All securities or instruments in which the Money Market Fund invests have remaining maturities of 397 days or less, although instruments subject to repurchase agreements may bear longer maturities.

     The VALUE FUND seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stock. The Value Fund will invest in securities of companies believed by the Adviser to exhibit strong financial characteristics and to be selling below their long-term intrinsic value.

     The FIXED INCOME FUND seeks current income and preservation of capital through investment in high grade fixed income securities.

     The TENNESSEE FUND seeks (1) income which is exempt from federal income tax and Tennessee state income tax, although such income may be subject to the federal alternative minimum tax when received by certain Shareholders, and (2) preservation of capital. The Tennessee Fund will invest, under normal market conditions, at least 80% of its net assets in Exempt Securities (as defined below).

     The GOVERNMENT SECURITIES FUND seeks current income consistent with preservation of capital. The Government Securities Fund will invest primarily in obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities, and, under normal market conditions, will maintain an average portfolio duration of approximately one to four years and a dollar-weighted average portfolio maturity of approximately two to six years.

     The GROWTH FUND seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stock. The Growth Fund will invest in securities of companies believed by its investment adviser to have an attractive outlook for growth in earnings.

     Each of the Value Fund's, the Growth Fund's, the Fixed Income Fund's, the Tennessee Fund's, and the Government Securities Fund's net asset value per share will fluctuate as the value of its portfolio changes in response to changing market prices, market rates of interest and/or other factors.


     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), Columbus, Ohio, acts as the Funds' administrator and distributor. BISYS Fund Services Ohio, Inc., Columbus, Ohio, an affiliate of BISYS, acts as the Funds' transfer agent (the "Transfer Agent"), and BISYS Fund Services, Inc., the general partner of BISYS, performs certain fund accounting services for each of the Funds.

                               TABLE OF CONTENTS


                                                                                         PAGE
                                                                                         ----
Prospectus Summary....................................................................     4
Fee Table.............................................................................     6
Financial Highlights..................................................................     8
Performance Information...............................................................    12
Investment Objectives and Policies....................................................    13
Investment Restrictions...............................................................    25
Valuation of Shares...................................................................    28
How to Purchase and Redeem Shares.....................................................    29
Dividends and Taxes...................................................................    36
Management of the Group...............................................................    38
General Information...................................................................    42



     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR, BISYS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY ANY FUND OR BY BISYS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               PROSPECTUS SUMMARY

Shares Offered...............  Units of beneficial interest ("Shares") of the
                                Money Market Fund, the Value Fund, the Fixed
                                Income Fund, the Tennessee Fund, the Government Securities Fund and the Growth Fund, six separate investment funds (collectively, the "Funds") of The Sessions Group, an Ohio business trust (the "Group").

Offering Price...............  The public offering price of the Money Market
                                Fund is equal to the net asset value per share which such Fund will seek to maintain at $1.00 per Share.

                               The public offering price of each of the other
                                Funds is equal to the net asset value per share plus a sales charge ranging from 4.5% to 2% (depending upon the Fund) of the public offering price, reduced on investments of $100,000 ($250,000 for the Government Securities Fund) or more (See "HOW TO PURCHASE AND REDEEM
                                SHARES -- Sales Charges"). Under certain circumstances, the sales charge may be eliminated (See "HOW TO PURCHASE AND REDEEM SHARES -- Sales Charge Waivers").

Minimum Purchase.............  $1,000 minimum initial investment with $50 minimum subsequent investments. Such minimum initial investment is reduced to $100 for investors using the Auto Invest Plan described herein, such minimum subsequent investment may be waived if purchases are made in connection with an IRA, and both minimums may be waived if purchases are made pursuant to a payroll deduction plan.

Type of Company..............  Each Fund is a series of an open-end, management investment company. The Money Market Fund, the Value Fund, the Fixed Income Fund, the Government Securities Fund and the Growth Fund are each a diversified Fund. The Tennessee Fund is a non-diversified Fund.

Investment Objectives........  For the MONEY MARKET FUND, current income with liquidity and stability of principal.

                               For the VALUE FUND, growth of capital by
                                investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

                               For the FIXED INCOME FUND, current income and
                                preservation of capital through investment in high grade fixed income securities.

                               For the TENNESSEE FUND, (1) income which is
                                exempt from federal income tax and Tennessee state income tax, although such income may be subject to the federal alternative minimum tax when received by certain Shareholders, and (2) preservation of capital.

                               For the GOVERNMENT SECURITIES FUND, current
                                income consistent with preservation of capital.

                               For the GROWTH FUND, growth of capital by
                                investing primarily in a diversified portfolio of common stocks and securities convertible into common stock.

Investment Policies..........  The MONEY MARKET FUND invests in high-quality money market instruments and other instruments of high quality. All securities or instruments in which the Money Market Fund invests have remaining maturities of 397 days (13 months) or less, although instruments subject to repurchase agreements may bear longer maturities.

                               Under normal market conditions, the VALUE FUND
                                will invest at least 80% of its total assets in common stocks, and securities convertible into common stocks, of companies believed by the Adviser to exhibit strong financial characteristics and to be selling below their long-term intrinsic value.

                               Under normal market conditions, the FIXED INCOME
                                FUND will invest at least 80% of its total assets in debt securities of all types.

                               Under normal market conditions, the TENNESSEE
                                FUND will invest at least 80% of its net assets in municipal securities issued by or on behalf of the State of Tennessee or any county, political subdivision or municipality thereof, including any agency, board, authority or commission of any of the foregoing, and debt obligations issued by the Government of Puerto Rico, which generate interest income which is exempt from federal and Tennessee state income taxes (but may be treated as a preference item of certain Shareholders for purposes of the federal alternative minimum tax).

                               Under normal market conditions, the GOVERNMENT
                                SECURITIES FUND will invest at least 65% of its net assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and will maintain an average portfolio duration of approximately one to four years and a dollar-weighted average portfolio maturity of approximately two to six years.

                               Under normal market conditions, the GROWTH FUND
                                will invest at least 65% of its total assets in common stocks, and securities convertible into common stocks, of companies believed by the Adviser to have an attractive outlook for growth in earnings.

Risk Factors and
  Special Considerations.....  An investment in any of the Funds is subject to certain risks, as set forth in detail under "INVESTMENT OBJECTIVES AND POLICIES -- Risk Factors and Investment Techniques." As with other mutual funds, there can be no assurance that any of the Funds will achieve its investment objectives. The Funds, to the extent set forth under "INVESTMENT OBJECTIVES AND POLICIES," may engage in one or more of the following practices: the purchase of securities from primarily one state, the use of repurchase agreements and reverse repurchase agreements, investing in foreign securities and derivative securities, including entering into options transactions on securities in which the Funds may invest, the lending of portfolio securities and the purchase of securities on a when-issued or delayed-delivery basis.

Investment Adviser...........  National Bank of Commerce (the "Adviser").

Dividends....................  For the Money Market Fund, dividends from net income are declared daily and generally paid monthly. For each of the other Funds, dividends from net income are declared and generally paid monthly. Net realized capital gains are distributed at least annually.

Distributor..................  BISYS Fund Services Limited Partnership d/b/a
                                BISYS Fund Services ("BISYS").

                                   FEE TABLE


                                                               MONEY MARKET    VALUE    FIXED INCOME
                                                                   FUND        FUND         FUND
                                                               ------------    -----    ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price)........................          0%       4.50%        3.00%
Maximum Sales Load Imposed on Reinvested Dividends (as a
 percentage of offering price)..............................          0%          0%           0%
Deferred Sales Load (as a percentage of original purchase
 price or redemption proceeds, as applicable)...............          0%          0%           0%
Redemption Fees (as a percentage of amount redeemed, if
 applicable)................................................          0%          0%           0%
Exchange Fee................................................       $  0        $  0         $  0

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Management Fees.............................................        .35%        .91%         .65%
12b-1 Fees After Voluntary Fee Reduction (1)................        .15         .09          .05
Other Expenses After Voluntary Fee Reduction (2)............        .56         .59          .62
                                                                   ----        ----         ----
Total Fund Operating Expenses After Voluntary Fee
 Reduction..................................................       1.06%       1.59%        1.32%
                                                                   ====        ====         ====



                                                                               GOVERNMENT
                                                                  TENNESSEE    SECURITIES    GROWTH
                                                                    FUND          FUND        FUND
                                                                  ---------    ----------    ------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price)...........................      3.00%        2.00%       4.50%
Maximum Sales Load Imposed on Reinvested Dividends
 (as a percentage of offering price)...........................         0%           0%          0%
Deferred Sales Load (as a percentage of original purchase price
 or redemption proceeds, as applicable)........................         0%           0%          0%
Redemption Fees (as a percentage of amount redeemed, if
 applicable)...................................................         0%           0%          0%
Exchange Fee...................................................      $  0         $  0        $  0

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Management Fees (3)............................................       .25%           0%        .35%
12b-1 Fees After Voluntary Fee Reduction (1)...................       .15          .11         .08
Other Expenses After Voluntary Fee Reduction (2)...............       .78          .81         .63
                                                                     ----         ----        ----
Total Fund Operating Expenses After Voluntary Fee Reduction....      1.18%         .92%       1.06%
                                                                     ====         ====        ====

Example

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                            1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                            ------    -------    -------    --------
     Money Market Fund...................................    $ 11       $34       $  58       $129
     Value Fund..........................................    $ 60       $93       $ 127       $225
     Fixed Income Fund...................................    $ 43       $71       $ 100       $184
     Tennessee Fund......................................    $ 42       $66       $  93       $169
     Government Securities Fund..........................    $ 29       $49       $  70       $131
     Growth Fund.........................................    $ 55       $77       $ 101       $169

     The purpose of the above table is to assist a potential purchaser of Shares of any of the Funds in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by the Adviser or any of its affiliates to its customer accounts which may have invested in Shares of the Funds. See "MANAGEMENT OF THE GROUP" and "GENERAL INFORMATION" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses of each Fund. As a result of the payment of sales loads, as applicable, and Rule 12b-1 Fees, long-term Shareholders may pay more than the maximum front-end sales charge permitted by the Rules of the National Association of Securities Dealers, Inc. (the "NASD"). The expense information above reflects current fees. For information on fees and expenses for the fiscal year ended June 30, 1997, please see the Funds' annual report or the financial information contained in the Funds' Statement of Additional Information. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
------------------------------
(1) BISYS has agreed with the Group to reduce voluntarily the amount of its 12b-1 fees until on or about December 31, 1997, to the extent necessary to cause the total of Rule 12b-1 fees and administrative servicing fees to not exceed .29% of each Fund's respective net assets. Absent such voluntary fee reductions, Rule 12b-1 fees and administrative services fees would each be .25% for each of the Funds. Absent such voluntary fee reductions and the voluntary advisory fee reductions described in Note 3 below, Total Fund Operating Expenses would have been 1.27% for the Money Market Fund, 1.80% for the Value Fund, 1.53% for the Fixed Income Fund, 1.79% for the Tennessee Fund, 1.63% for the Government Securities Fund and 1.92% for the Growth Fund.

(2) "Other Expenses" include administration fees and administrative servicing fees.

(3) The Adviser has agreed with the Group to reduce voluntarily the amount of its investment advisory fee with respect to the Tennessee Fund, the Government Securities Fund and the Growth Fund until at least December 31, 1998. Absent such voluntary fee reductions, Management Fees for the Tennessee Fund, the Government Securities Fund and the Growth Fund would be .65%, .50% and 1.00%, respectively.

                              FINANCIAL HIGHLIGHTS

     Each Fund is a separate fund of the Group. The table below sets forth certain information concerning the investment results of each Fund since its inception. Further financial information is included in the Statement of Additional Information. The Financial Highlights contained in the following tables have been audited by KPMG Peat Marwick LLP, independent certified public accountants for the Group, whose report on the five fiscal years ended June 30, 1997, 1996, 1995, 1994 and 1993, or such shorter period as the Funds may have been in existence, is included in the Statement of Additional Information and which may be obtained by Shareholders.


                                                                   THE MONEY MARKET FUND
                            ----------------------------------------------------------------------------------------------------
                              YEAR         YEAR         YEAR         YEAR         YEAR         YEAR         YEAR         YEAR
                              ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                            JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                              1997         1996         1995         1994         1993         1992         1991         1990
                            ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
Net asset value,
 Beginning of period.....    $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000
Income from investment
 operations:
  Net investment income..      0.044        0.046        0.044        0.026        0.032        0.051        0.071        0.081
  Net gains or losses on
   securities
   (both realized and
   unrealized)...........         --           --       (0.004)          --           --        0.003           --           --
                            --------     --------     --------     --------     --------     --------     --------     --------
Total from investment
 operations..............      0.044        0.046        0.040        0.026        0.032        0.054        0.071        0.081
                            --------     --------     --------     --------     --------     --------     --------     --------
Less Distributions:
  Dividends (from net
   investment income)....     (0.044)      (0.046)      (0.044)      (0.026)      (0.032)      (0.051)      (0.071)      (0.081)
  Distributions (from
   capital gains)........         --           --           --           --           --       (0.003)          --           --
                            --------     --------     --------     --------     --------     --------     --------     --------
  Total Distributions....     (0.044)      (0.046)      (0.044)      (0.026)      (0.032)      (0.054)      (0.071)      (0.081)
                            --------     --------     --------     --------     --------     --------     --------     --------
Capital Transactions.....         --           --        0.004           --           --           --           --           --
Net asset value,
 End of period...........    $ 1,000      $ 1,000      $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000
                            ========     ========     ========     ========     ========     ========     ========     ========
Total Return.............       4.44%+       4.75%+       4.44%+       2.65%        3.20%        5.61%        7.29%        8.41%
ANNUALIZED
  RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, End of
   period (000
   omitted)..............   $140,174     $134,146     $157,904     $128,001     $141,840     $162,361     $165,242     $103,809
  Ratio of expenses to
   average net asset.....       1.09%        0.99%        0.97%        0.95%        0.85%        0.66%        0.63%        0.59%
  Ratio of net investment
   income to average net
   assets................       4.36%        4.65%        4.41%        2.62%        3.17%        5.12%        6.95%        8.09%
  Ratio of expenses to
   average net assets*...       1.30%        1.20%        1.18%        1.09%        0.94%        0.91%        0.68%        0.76%
  Ratio of net investment
   income to average net
   assets*...............       4.15%        4.44%        4.20%        2.48%        3.08%        4.87%        6.90%        7.92%


                           JULY 25,
                            1988 TO
                           JUNE 30,
                            1989(A)
                           ---------
Net asset value,
 Beginning of period.....   $ 1.000
Income from investment
 operations:
  Net investment income..     0.077
  Net gains or losses on
   securities
   (both realized and
   unrealized)...........        --
                           --------
Total from investment
 operations..............     0.077
                           --------
Less Distributions:
  Dividends (from net
   investment income)....    (0.077)
  Distributions (from
   capital gains)........        --
                           --------
  Total Distributions....    (0.077)
                           --------
Capital Transactions.....        --
Net asset value,
 End of period...........   $ 1.000
                           ========
Total Return.............      7.97%(b)
ANNUALIZED
  RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, End of
   period (000
   omitted)..............   $85,441
  Ratio of expenses to
   average net asset.....      0.83%(c)
  Ratio of net investment
   income to average net
   assets................      8.24%(c)
  Ratio of expenses to
   average net assets*...      1.05%(c)
  Ratio of net investment
   income to average net
   assets*...............      8.02%(c)



---------------
+ The capital contribution had no impact on the total return for the years ended
  June 30, 1995, June 30, 1996, and June 30, 1997.

                                                                         THE VALUE FUND
                                -------------------------------------------------------------------------------------------------
                                                                                                                OCTOBER 31, 1991
                                  YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED            TO
                                JUNE 30, 1997  JUNE 30, 1996   JUNE 30, 1995   JUNE 30, 1994   JUNE 30, 1993   JUNE 30, 1992 (A)
                                -------------- --------------  --------------  --------------  --------------  ------------------
Net asset value,
 Beginning of period............    $  14.54      $  12.63         $12.67          $11.57          $11.04            $10.00
Income from investment
 operations:
  Net investment income.........        0.09          0.14           0.14            0.07            0.21              0.17
  Net gains or losses on
   securities
   (both realized and
   unrealized)..................        3.06          2.40           0.76            1.28            0.96              1.03
                                    --------       -------        -------         -------         -------           -------
  Total from investment
   operations...................        3.15          2.54           0.90            1.35            1.17              1.20
                                    --------       -------        -------         -------         -------           -------
Less Distributions:
  Dividends (from net investment
   income)......................       (0.10)        (0.14)         (0.13)          (0.05)          (0.22)            (0.16)
  Distributions (from capital
   gains).......................       (2.06)        (0.49)         (0.15)          (0.19)          (0.42)               --
  In excess of net realized
   gains........................          --            --          (0.66)             --              --                --
                                    --------       -------        -------         -------         -------           -------
  Total Distribution............       (2.16)        (0.63)         (0.94)          (0.25)          (0.64)            (0.16)
                                    --------       -------        -------         -------         -------           -------
Net asset value,
 End of period..................    $  15.53       $ 14.54         $12.63          $12.67          $11.57            $11.04
                                    ========       =======        =======         =======         =======           =======
Total Return (excludes sales
 charges).......................       23.66%        20.50%          8.03%          11.75%          10.94%            12.04%(b)

ANNUALIZED RATIOS/SUPPLEMENTAL
 DATA:
  Net assets, End of period (000
   omitted).....................     $79,564       $81,055        $80,264         $79,232         $52,629           $25,461
  Ratio of expenses to average
   net assets...................        1.62%         1.58%          1.58%           1.36%           0.73%             0.67%(c)
  Ratio of net investment income
   to average net assets........        0.61%         1.01%          1.13%           0.52%           1.84%             2.43%(c)
  Ratio of expenses to average
   net assets*..................        1.83%         1.79%          1.79%           1.74%           1.69%             1.95%(c)
  Ratio of net investment income
   to average net assets*.......        0.40%         0.80%          0.92%           0.14%           0.88%             1.15%(c)
  Portfolio turnover............       11.47%        27.89%         35.64%          62.17%          16.13%            23.07%
  Average commission rate
   paid(d)......................     $0.0604      $ 0.0605             --              --              --                --



                                                                      THE FIXED INCOME FUND
                                -------------------------------------------------------------------------------------------------
                                                                                                                OCTOBER 31, 1991
                                  YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED            TO
                                JUNE 30, 1997  JUNE 30, 1996   JUNE 30, 1995   JUNE 30, 1994   JUNE 30, 1993   JUNE 30, 1992 (A)
                                -------------- --------------  --------------  --------------  --------------  ------------------
Net asset value,
 Beginning of period............     $ 8.77        $ 9.27          $ 9.43          $10.44          $10.26            $10.00
Income from investment
  operations:
  Net investment income.........       0.57          0.59            0.58            0.57            0.68              0.42
  Net gains or losses on
   securities (both realized and
   unrealized)..................      (1.39)        (0.48)          (0.15)          (0.76)           0.27              0.22
                                    -------       -------         -------         -------         -------           -------
  Total from investment
    operation...................       (.82)         0.11            0.43           (0.19)           0.95              0.64
                                    -------       -------         -------         -------         -------           -------
Less Distributions:
  Dividends (from net investment
   income)......................      (0.56)        (0.58)          (0.58)          (0.57)          (0.69)            (0.38)
  Distributions (from capital
   gains).......................         --            --              --              --           (0.08)               --
  In excess of net realized
   gains........................         --         (0.03)             --           (0.25)             --                --
  In excess of net investment
   income.......................         --            --           (0.01)             --              --                --
                                    -------       -------         -------         -------         -------           -------
  Total Distributions...........      (0.56)        (0.61)          (0.59)          (0.82)          (0.77)            (0.38)
                                    -------       -------         -------         -------         -------           -------
Capital Transactions............     $ 1.29            --              --              --              --                --
                                    -------       -------         -------         -------         -------           -------
Net asset value,
 End of period..................     $ 8.68        $ 8.77          $ 9.27          $ 9.43          $10.44            $10.26
                                    =======       =======         =======         =======         =======           =======
Total Return (excludes sales
  charges)......................       5.55%+        1.05%           4.82%          (2.20)%          9.64%             6.56%(b)

ANNUALIZED RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of period (000
   omitted).....................    $18,227       $28,847         $39,496         $42,309         $35,951           $27,256
  Ratio of expenses to average
   net assets...................       1.49%         1.48%           1.43%           1.37%           0.74%             0.69%(c)
  Ratio of net investment income
   to average net assets........       6.44%         6.32%           6.33%           5.61%           6.65%             6.51%(c)
  Ratio of expenses to average
   net assets*..................       1.70%         1.69%           1.64%           1.70%           1.42%             1.63%(c)
  Ratio of net investment income
   to average net assets*.......       6.23%         6.11%           6.12%           5.28%           5.97%             5.58%(c)
  Portfolio turnover............     196.97%       363.84%         223.29%         328.44%         234.71%            40.85%



---------------

+ The total return for the year ended June 30, 1997, includes the effect of a capital contribution from the Adviser. Without such capital contribution, the total return would have been (12.33%).

                                                                       THE TENNESSEE FUND
                                     ---------------------------------------------------------------------------------------
                                      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       NOVEMBER 4, 1992
                                     JUNE 30, 1997    JUNE 30, 1996    JUNE 30, 1995    JUNE 30, 1994    TO JUNE 30, 1993(A)
                                     -------------    -------------    -------------    -------------    -------------------
Net asset value, Beginning of
 period...........................      $  9.76          $  9.84          $  9.81          $ 10.44             $ 10.00
Income from investment operations:
  Net investment income...........         0.53             0.53             0.50             0.48                0.30
  Net gains or losses on
   securities
   (both realized and
   unrealized)....................         0.17            (0.08)            0.03            (0.57)               0.43
                                        -------          -------          -------          -------             -------
Total from investment
  operations......................         0.70             0.45             0.53            (0.09)               0.73
                                        -------          -------          -------          -------             -------
Less Distributions:
  Dividends (from net investment
    income).......................        (0.51)           (0.53)           (0.50)           (0.48)              (0.29)
  Distributions (from capital
    gains)........................           --               --               --               --                  --
  In excess of net realized
    gains.........................           --               --               --            (0.06)                 --
                                        -------          -------          -------          -------             -------
Total Distributions...............        (0.51)           (0.53)           (0.50)           (0.54)              (0.29)
                                        -------          -------          -------          -------             -------
Net asset value, End of period....      $  9.95          $  9.76          $  9.84          $  9.81             $ 10.44
                                        =======          =======          =======          =======             =======
Total Return (excludes sales
  charges)........................         7.38%            4.67%            5.61%           (1.00)%              7.39%(b)

ANNUALIZED RATIOS/SUPPLEMENTAL
  DATA:
  Net Assets, end of period (000
   omitted).......................      $18,352          $19,037          $20,827          $19,965             $17,425
  Ratio of expenses to average net
   assets.........................         1.10%            0.98%            1.12%            1.19%               0.82%(c)
  Ratio of net investment income
   to average net assets..........         5.33%            5.40%            5.24%            4.67%               4.76%(c)
  Ratio of expenses to average net
   assets*........................         1.91%            1.83%            1.98%            1.99%               1.62%(c)
  Ratio of net investment income
   to average net assets*.........         4.52%            4.55%            4.38%            3.87%               3.96%(c)
  Portfolio turnover..............        38.66%           60.76%           62.59%           86.57%              52.52%



                                                                     THE GOVERNMENT SECURITIES FUND
                                                 ----------------------------------------------------------------------
                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED        APRIL 15, 1994
                                                 JUNE 30, 1997    JUNE 30, 1996    JUNE 30, 1995    TO JUNE 30, 1994(A)
                                                 -------------    -------------    -------------    -------------------
Net asset value, Beginning of period..........      $  9.95          $ 10.15          $  9.93             $ 10.00
Income from investment operations:
  Net investment income.......................         0.54             0.53             0.56                0.07
  Net gains on losses on securities (both
   realized and unrealized)...................         0.05            (0.20)            0.21               (0.08)
                                                    -------          -------          -------             -------
Total from investment operations..............         0.59             0.33             0.77               (0.01)
                                                    -------          -------          -------             -------
Less Distributions:
  Dividends (from net investment income)......        (0.54)           (0.53)           (0.55)              (0.06)
  Distributions (from capital gains)..........           --               --           --                --
                                                    -------          -------          -------             -------
Total Distributions...........................        (0.54)           (0.53)           (0.55)              (0.06)
                                                    -------          -------          -------             -------
Net asset value, End of period................      $ 10.00          $  9.95          $ 10.15             $  9.93
                                                    =======          =======          =======             =======
Total Return (excludes sales charges).........         6.12%            3.31%            8.03%              (0.13)%(b)
ANNUALIZED RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000 omitted).....      $ 6,945          $ 7,461          $ 7,653             $ 7,692
  Ratios of expenses to average net assets....         1.31%            1.44%            1.33%               2.85%(c)
  Ratio of net investment income to average
    net assets................................         5.39%            5.19%            5.67%               3.63%(c)
  Ratio of expenses to average net assets*....         2.07%            2.20%            2.10%               3.67%(c)
  Ratio of net investment income to average
    net assets*...............................         4.63%            4.43%            4.89%               2.81%(c)
  Portfolio turnover..........................       104.79%           20.87%           34.47%              21.20%

                                                                   THE GROWTH FUND
                                        ----------------------------------------------------------------------
                                         YEAR ENDED       YEAR ENDED       YEAR ENDED        APRIL 18, 1994
                                        JUNE 30, 1997    JUNE 30, 1996    JUNE 30, 1995    TO JUNE 30, 1994(A)
                                        -------------    -------------    -------------    -------------------
Net asset value, Beginning of
  Period.............................      $ 14.01          $ 12.14          $  9.82             $ 10.00
Income from investment operations:
  Net investment income..............         0.16             0.18             0.16                  --
  Net gains on losses on securities
   (both realized and unrealized)....         3.92             2.13             2.30               (0.18)
                                           -------          -------          -------              ------
Total from investment operations.....         4.08             2.31             2.46               (0.18)
                                           -------          -------          -------              ------
Less Distributions:
  Dividends (from net investment
   income)...........................        (0.16)           (0.18)           (0.14)                 --
  In excess of net investment
   income............................           --            (0.01)              --                  --
  Distributions (from capital
   gains)............................        (0.42)           (0.25)              --                  --
                                           -------          -------          -------              ------
Total Distributions..................        (0.58)           (0.44)           (0.14)                 --
                                           -------          -------          -------              ------
Net asset value, End of period.......      $ 17.51          $ 14.01          $ 12.14              $ 9.82
                                           =======          =======          =======              ======
Total Return (excludes sales
  charges)...........................        29.91%           19.35%           25.27%              (1.80)%(b)

ANNUALIZED RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000
     omitted)........................      $37,405          $33.767          $21,485              $6,345
  Ratios of expenses to average net
     assets..........................         1.08%            1.05%            1.24%               2.59%(c)
  Ratio of net investment income to
     average net assets..............         1.06%            1.37%            1.64%               0.25%(c)
  Ratio of expenses to average net
     assets*.........................         1.99%            1.97%            2.51%               3.90%(c)
  Ratio of net investment income to
     average net assets*.............         0.15%            0.45%            0.37%              (1.07)%(c)
  Portfolio turnover.................        24.07%           31.22%           29.36%               0.00%
  Average commissions rate paid(d)...      $0.0696          $0.0686               --                  --



------------------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged. Disclosure of these rates was not required until fiscal 1996.

                            PERFORMANCE INFORMATION

     From time to time performance information for the Funds showing the Funds' average annual total return, yield, taxable equivalent yield, seven-day yield and/or seven-day effective yield may be presented in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since commencement of operations for a Fund and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in such Fund at the beginning of the relevant period to the redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions), which figure is then annualized. Yield will be computed by dividing a Fund's net investment income per share earned during a recent one-month period by that Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Taxable equivalent yield of a Fund demonstrates the taxable yield necessary to produce an after-tax yield equivalent to the yield of that Fund. Each of the Funds may also present its average annual total return, aggregate total return, yield and taxable equivalent yield, as the case may be, excluding the effect of a sales charge, if any.

     The seven-day yield of the Money Market Fund refers to the income generated by an investment therein over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Money Market Fund may also present a 30-day yield which is calculated similarly but instead refers to a 30-day period rather than a seven-day period. The seven-day effective yield is calculated similarly but, when annualized, the income earned by an investment in the Money Market Fund is assumed to be reinvested. The seven-day effective yield is slightly higher than the seven-day yield because of the compounding effect of this assumed reinvestment.

     In addition, from time to time, the Funds may present their distribution rates in supplemental sales literature and in shareholder reports, both of which must be accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share made by a Fund over a twelve-month period by the maximum offering price per share at the end of that period. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although each Fund may also present a distribution rate excluding the effect of capital gains and/or a sales charge, if any. The distribution rate differs from the yield, because it includes capital gain dividends which are often non-recurring in nature, whereas yield does not include such items.

     Investors may also judge the performance of each Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services, which indices or data may be published by such services or by other services or publications. In addition to performance information, general information about these Funds that appears in such publications may be included in advertisements, sales literature and reports to Shareholders.

     Yield and total return are generally functions of market conditions, interest rates, types of investments held, and operating expenses. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by NCB or by any of its affiliated or correspondent banks, including the Adviser, to its customer accounts which may have invested in Shares of a Fund will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Adviser or BISYS voluntarily reduces all or part of its fees for a Fund, as discussed below, the yield and total return for that Fund will be higher than they would otherwise be in the absence of such voluntary fee reductions.

     Further information about the performance of the Funds is contained in the Funds' Annual Report to Shareholders which may be obtained without charge by contacting the Group at (800) 874-8376.

                       INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL

     The investment objective of the Money Market Fund is to seek current income with liquidity and stability of principal. The investment objective of the Value Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The investment objective of the Fixed Income Fund is to seek current income as well as preservation of capital by investing in high grade fixed income securities. The investment objectives of the Tennessee Fund are to seek (1) income which is exempt from federal income tax and Tennessee state income tax, although such income may be subject to the federal alternative minimum tax when received by certain Shareholders, and (2) preservation of capital. The investment objective of the Government Securities Fund is to seek current income consistent with preservation of capital. The investment objective of the Growth Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

     The investment objectives with respect to a Fund are fundamental policies and as such may not be changed without a vote of the holders of a majority of the outstanding Shares of that Fund (as defined below under "GENERAL INFORMATION -- Miscellaneous"). There can be no assurance that the investment objectives of any Fund will be achieved.

THE MONEY MARKET FUND

     As a money market fund, the Money Market Fund invests exclusively in United States dollar-denominated instruments which the Trustees of the Group and the Adviser determine present minimal credit risks and which at the time of acquisition are rated by one or more appropriate nationally recognized statistical rating organizations ("NRSROs") (e.g., Standard & Poor's Corporation and Moody's Investors Service, Inc.) in one of the two highest rating categories for short-term debt obligations or, if unrated, are of comparable quality. The Money Market Fund also diversifies its investments so that, with minor exceptions and except for United States Government securities, not more than five percent of its total assets is invested in the securities of any one issuer, not more than five percent of its total assets is invested in securities of issuers rated by the NRSRO at the time of investment in the second highest rating category for short-term debt obligations or, if unrated, deemed by the Adviser to be of comparable quality ("Second Tier Securities") and not more than the greater of one percent of total assets or one million dollars is invested in the securities of one issuer that are Second Tier Securities. All securities or instruments in which the Money Market Fund invests have remaining maturities of 397 calendar days or less. The dollar-weighted average maturity of the securities in the Money Market Fund will not exceed 90 days.

     Subject to the foregoing general limitations, the Money Market Fund expects to invest in the following types of securities.

     The Money Market Fund may invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (collectively, "Government Obligations"). Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Money Market Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal. The Money Market Fund may also invest in taxable State Securities, as defined below under "The Government Securities Fund."

     The Money Market Fund may invest in bankers' acceptances guaranteed by domestic and foreign banks if at the time of investment the guarantor bank has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements). The Money Market Fund may also invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depositor institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

     The Money Market Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Under normal market conditions, the Money Market Fund will not invest more than 20% of its total assets in such foreign securities (including CCP and Europaper as defined below).

     The Money Market Fund will not invest in excess of 10% of its net assets in time deposits with maturities in excess of seven days which are subject to penalties upon early withdrawal. Such time deposits include ETDs and CTDs but do not include certificates of deposit.

     The Money Market Fund may invest in short-term promissory notes issued by corporations (including variable amount master demand notes) and in taxable municipal obligations rated at the time of purchase by one or more appropriate NRSROs in one of the two highest rating categories for short-term debt obligations or, if not rated, found by the Adviser to be of comparable quality to instruments that are so rated. Instruments may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the instrument. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. The Money Market Fund may also invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian subsidiary of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer which, in each case, is rated at the time of purchase by one or more appropriate NRSROs in one of the two highest rating categories for short-term debt obligations or, if not rated, found by the Adviser to be of comparable quality to instruments that are rated high quality.

     The Money Market Fund may also invest in corporate debt securities with remaining maturities of 397 days or less although at the time of issuance such securities had maturities exceeding 397 days. The Money Market Fund may invest in such securities so long as comparable securities of such issuer have been rated in the highest rating category for short-term debt obligations by the appropriate NRSROs or are otherwise deemed to be eligible for purchase by the Money Market Fund in accordance with the guidelines adopted by the Group's Board of Trustees.

     Variable amount master demand notes in which the Money Market Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Money Market Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Money Market Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by NRSROs, such variable amount master demand notes must be determined by the Adviser to be of comparable quality to the commercial paper in which the Fund may invest. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand. The period of time remaining until the principal amount can be recovered under a variable master demand note shall not exceed seven days.

     The Money Market Fund may also acquire variable and floating rate notes issued by both governmental and nongovernmental issuers, subject to the Money Market Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its amortized cost. However, in the event the interest rate of such a note is established by reference to an index or an interest rate that may from time to time lag behind other market interest rates, there is the risk that the market value of such note, on readjustment of its interest rate, will not approximate its amortized cost which could adversely affect the Money Market Fund's ability to maintain a stable net asset value. In such an instance, the Adviser will seek to sell such note to the extent it can do so in an orderly fashion given current market conditions.

     A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Money Market Fund will be determined by the Adviser under guidelines established by the Group's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Money Market Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Money Market Fund, the Money Market Fund may attempt to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Money Market Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Money Market Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

     To the extent that the Money Market Fund holds a note for which the Money Market Fund is not entitled to receive the principal amount within seven days of demand and for which no readily available market exists, such a note will be treated as an illiquid security for purposes of calculation of the 10% limitation on illiquid securities as set forth below.

THE VALUE FUND

     Under normal market conditions, the Value Fund will invest at least 80% of its total assets in common stocks and securities convertible into common stocks (i.e., convertible bonds, convertible preferred stock, warrants, options and rights), traded in U.S. markets, including the New York Stock Exchange, the American Stock Exchange and NASDAQ, and issued by companies believed by the Adviser to exhibit strong financial characteristics and to be selling below their long-term intrinsic value. The Value Fund may also invest up to 20% of its total assets in preferred stocks, corporate bonds, notes, warrants, and short-term obligations (with maturities of 12 months or less) such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, Government Obligations (as described above), and demand and time deposits of domestic and foreign banks and savings and loan associations. The Value Fund may also invest in equity real estate investment trusts ("REITs") and may hold securities of other investment companies, including Shares of the Money Market Fund as described more fully below under "Risk Factors and Investment Techniques -- Other Investment Policies." During temporary defensive periods as determined by the Adviser, the Value Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Value Fund is so invested in debt obligations, the Fund may not achieve its investment objective.

     Subject to the foregoing limitations, the Value Fund will invest only in corporate debt securities which are rated at the time of purchase within the three highest rating groups assigned by one or more appropriate NRSROs or, if unrated, which the Adviser deems to be of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information.

     Equity securities such as those in which the Value Fund may invest are more volatile and carry more risk than some other forms of investment, including investments in high grade fixed income funds. Depending upon the performance of the Value Fund's investments, the net asset value per share of the Value Fund may decrease instead of increase.

     Subject to the foregoing limitations, the Equity Fund may invest in foreign securities through the purchase of sponsored and unsponsored American Depositary Receipts ("ADRs"). Unsponsored ADRs may be less liquid than sponsored ADRs and there may be less information available regarding the underlying foreign issuer for unsponsored ADRs. The Value Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. Investment in foreign securities is subject to special risks, as more fully discussed below under "Risk Factors and Investment Techniques--Foreign Investments."

THE FIXED INCOME FUND

     Under normal market conditions, the Fixed Income Fund will invest at least 80% of its total assets in debt securities of all types, although up to 20% of its total assets may be invested in preferred stocks and other investments. Debt securities include bonds, debentures, notes, mortgage-related securities, state, municipal or industrial revenue bonds, Government Obligations, taxable State Securities (as defined below under "The Government Fund") and fixed-income securities convertible into, or exchangeable for, common stocks. In addition, a portion of the Fixed Income Fund may from time to time be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in securities which are restricted as to their disposition, including those eligible for resale under Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Some of the securities in which the Fixed Income Fund invests may have warrants or options attached.

     Under normal market conditions, the Fixed Income Fund expects to invest primarily in Government Obligations and in debt obligations of United States corporations. The Fixed Income Fund also intends that, under normal market conditions, its portfolio will maintain a dollar-weighted average maturity of approximately seven years. However, the Fixed Income Fund may extend or shorten the dollar-weighted average maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors.

     The Fixed Income Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other Government Obligations as more fully described above under "The Money Market Fund." The Fixed Income Fund will invest in the obligations of such U.S. Government agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

     The Fixed Income Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations may be secured or unsecured promises to pay and will in most cases differ in their interest rates, maturities and times of issuance.

     The Fixed Income Fund will invest only in corporate debt securities which are rated at the time of purchase within the three highest rating groups assigned by one or more appropriate NRSROs or, if unrated, which the Adviser deems to be of comparable quality. For a description of the rating symbols of the NRSROs see the Appendix to the Statement of Additional Information.

     The Fixed Income Fund may hold some short-term obligations (with maturities of 12 months or less) such as domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Fixed Income Fund may also invest in securities of other investment companies, including other investment companies advised by the Adviser, as described more fully below.

     The Fixed Income Fund may also invest in U.S. dollar denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian Bonds and bonds issued by institutions organized for a specific purpose, such as the World Bank and the European Economic Community, by two or more sovereign governments ("Supranational Agency Bonds").

     The Fixed Income Fund may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by nongovernmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality. Such mortgage-related securities have mortgage obligations backing such securities, including among others, conventional thirty year fixed rate mortgage obligations, graduated payment mortgage obligations, fifteen year mortgage obligations and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. In addition, prepayment rates will be used to determine a security's estimated average life and a Fund's average portfolio duration and its dollar-weighted average portfolio maturity. Accelerated prepayments have an adverse impact on yields for pass-through securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligations are repaid. The opposite is true for pass-through securities purchased at a discount. The Fixed Income Fund may purchase mortgage-related securities at a premium or a discount. Reinvestment of principal payments may occur at higher or lower rates than the original yield on such securities. Due to the prepayment feature and the need to reinvest payments and prepayments of principal at current rates, mortgage-related securities can be less effective than typical bonds of similar maturities at maintaining yields during periods of declining interest rates.


     Certain debt securities such as, but not limited to, mortgage-backed securities, collateralized mortgage obligations (CMOs) and asset backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with stated maturity policies and calculation of the Fixed Income Fund's dollar-weighted average maturity, the effective maturity of such securities will be used. The Fixed Income Fund may invest up to 10% of its net assets in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Payments of principal or interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. CMOs may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans.


     An increase in interest rates will generally reduce the value of the investments in the Fixed Income Fund, and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, the Adviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Adviser will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

THE TENNESSEE FUND

     Under normal market conditions, at least 80% of the net assets of the Tennessee Fund will be invested in a portfolio of obligations consisting of bonds, notes, commercial paper and certificates of indebtedness, issued by or on behalf of the State of Tennessee, or any county, political subdivision or municipality thereof (including any agency, board, authority or commission of any of the foregoing), the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Tennessee income tax (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) ("Tennessee Exempt Securities") and in debt obligations issued by the Government of Puerto Rico and such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Tennessee state income taxes (but may be treated as a preference item for certain Shareholders for purposes of the federal alternative minimum tax) (together, with Tennessee Exempt Securities, called "Exempt Securities"). In addition, under normal market conditions, at least 65% of the Tennessee Fund's total assets will be invested in Tennessee Exempt Securities. As a matter of fundamental policy, under normal market conditions, at least 80% of the net assets of the Tennessee Fund will be invested in securities, the interest on which is exempt from federal income tax, although such income may be subject to the federal alternative minimum tax when received by certain Shareholders.

     The two principal classifications of Exempt Securities which may be held by the Tennessee Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Tennessee Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     The Tennessee Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     The Tennessee Fund invests in Exempt Securities which are rated at the time of purchase within the three highest rating groups assigned by one or more appropriate NRSROs for bonds, notes, tax-exempt commercial paper, or variable rate demand obligations, as the case may be. The Tennessee Fund may also purchase Exempt Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser. The applicable Exempt Securities ratings are described in the Appendix to the Statement of Additional Information.

     The Tennessee Fund may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Adviser, suitable Exempt Securities are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income.

     Under normal market conditions, at least 80% of the net assets of the Tennessee Fund will be invested in Exempt Securities. However, investments of the Tennessee Fund may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. Government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to market conditions. Such taxable obligations consist of Government Obligations, certificates of deposit and bankers' acceptances of selected banks, securities which are restricted as to disposition, including Rule 144A Securities, and commercial paper meeting the Tennessee Fund's quality standards (as described above) for tax-exempt commercial paper, and such taxable obligations which may be subject to repurchase agreements. These obligations are described further in the Statement of Additional Information. The Tennessee Fund may also invest up to 10% of its total assets in money market mutual funds for purposes of short-term cash management, including shares of the Money Market Fund, as discussed more fully below under "Risk Factors and Investment Techniques -- Other Investment Policies." Under such circumstances and during the period of such investment, the Tennessee Fund may not achieve its stated investment objectives.

     Interest income from certain types of Exempt Securities may be subject to federal alternative minimum tax. The Tennessee Fund will include securities issued by or on behalf of the State of Tennessee, or any county, political subdivision or municipality thereof, which are subject to federal alternative minimum tax in the calculation of compliance with the 80% test described above as a fundamental policy of the Tennessee Fund. Therefore, to the extent the Tennessee Fund invests in these securities, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Tennessee Fund's distributions derived from these bonds. For further information relating to the types of municipal securities the interest on which will be included in income subject to alternative minimum tax, see "ADDITIONAL INFORMATION -- Additional Tax Information" in the Statement of Additional Information.

     Opinions relating to the validity of Exempt Securities and to the exemption of interest thereon from federal and Tennessee state income taxes are normally rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tennessee Fund nor the Adviser will review the proceedings relating to the issuance of Exempt Securities or the basis for such opinions.

     Exempt Securities purchased by the Tennessee Fund may include rated and unrated variable and floating rate notes the interest on which is tax-exempt. Such notes are more fully described above under "The Money Market Fund." Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities, exceeds 15% of the Fund's net assets only if such notes are subject to a demand feature that will permit the Tennessee Fund to receive payment of the principal within seven days after demand by the Tennessee Fund.

     An increase in interest rates will generally reduce the value of the investments in the Tennessee Fund, and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, the Adviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Adviser will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

     The Tennessee Fund may use one or more of the investment techniques described below. Use of such techniques may cause such Fund to earn income which would be taxable to its Shareholders.

THE GOVERNMENT SECURITIES FUND

     Under normal market conditions, the Government Securities Fund will invest no less than 65% of its net assets in Government Obligations. The Government Securities Fund may also invest, under normal market conditions, in the obligations of States of the United States or their counties, political subdivisions, municipalities, instrumentalities, agencies or authorities (collectively "agencies") ("State Securities") and in the other fixed income instruments described below, in securities of other investment companies and in repurchase agreements. It may also engage in the options transactions and in other investment techniques described below. Under current market conditions, the Government Securities Fund expects to maintain an average portfolio duration of approximately one to four years and a dollar-weighted average portfolio maturity of approximately two to six years.

     Duration is a measure of the average life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity" as a measure of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure. Duration is computed by determining the expected period of time until each scheduled payment or unscheduled prepayment of principal or interest and averaging such time periods on a weighted basis in accordance with the present value of such expected payments. A reduction in the coupon interest rate would generally increase duration; an increase in the coupon interest rate would generally reduce duration.

     The Government Securities Fund may, for daily cash management purposes, invest in high quality money market securities, in securities of other investment companies, and in repurchase agreements. Such money market securities consist of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Government Securities Fund may also invest in securities of other investment companies, including Shares of the Money Market Fund as described more fully below. The Government Securities Fund may invest, without limit, in any combination of Government Obligations, State Securities, money market securities and repurchase agreements during temporary defensive periods as determined by the Adviser.

     The types of Government Obligations invested in by the Government Securities Fund are those Government Obligations, including mortgage related securities issued by governmental issuers, in which the Fixed Income Fund may invest as described above under "The Fixed Income Fund."

     In addition, the Government Securities Fund may also purchase (1) U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually), (2) interest coupons that have been stripped from such U.S. Treasury securities and (3) receipts and certificates for such stripped debt obligations and stripped coupons ("Stripped Treasury Securities"). Stripped Treasury Securities are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment (representing principal or interest) on the security and does not receive any rights to periodic interest payments on the security.

     Stripped Treasury Securities will include (1) coupons that have been stripped from U.S. Treasury bonds, which may be held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES"), or (2) U.S. Treasury securities that are stripped by investment banks and sold under proprietary names. Securities stripped by investment banks may not be as liquid as STRIPS and CUBES and are not viewed by the staff of the Commission as U.S. Government securities for purposes of the Investment Company Act of 1940, as amended (the "1940 Act").

     Also included among the Government Obligations that the Government Securities Fund may purchase are CMOs and real estate mortgage investment conduits ("REMICs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, and their income streams. Certain CMOs and REMICs are issued by private issuers. Although they will not be treated as Government Obligations for purposes of the 65% policy stated above, they may be eligible for purchase by the Government Securities Fund if (1) the issuer has obtained an exemptive order from the Commission regarding purchases by investment companies of equity interests of other investment companies or (2) such purchase is within the limitations imposed by Section 12 of the 1940 Act.

     The Government Securities Fund invests in State Securities which are rated at the time of purchase within the three highest rating groups assigned by one or more appropriate NRSROs for bonds, notes, commercial paper, or variable rate demand obligations, as the case may be. The Government Securities Fund may also purchase State Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser. The applicable State Securities ratings are described in the Appendix to the Statement of Additional Information. The State Securities in which the Government Securities Fund will invest may be "general obligation," "revenue" or "moral obligations" securities as described above under "The Tennessee Fund" and are expected to be subject to federal income tax.

     Certain debt securities such as, but not limited to, mortgage related securities and CMOs described above, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating the Government Securities Fund's dollar-weighted average portfolio maturity, the effective maturity of such securities will be used.

THE GROWTH FUND

     Under normal market conditions, the Growth Fund will invest substantially all, but in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks (i.e., convertible bonds, convertible preferred stock, warrants, options and rights), traded in U.S. markets, including the New York Stock Exchange, the American Stock Exchange and NASDAQ, and issued by companies believed by the Adviser to exhibit an attractive outlook for growth in earnings. The Growth Fund may also invest up to 35% of its total assets in preferred stocks, corporate bonds, notes, warrants, and short-term obligations (with maturities of 12 months or less) such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, Government Obligations, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Growth Fund may also invest in equity REITs and securities of other investment companies, including Shares of the Money Market Fund, as described more fully below. It may also engage in the options transactions and in other investment techniques described below. During temporary defensive periods as determined by the Adviser, the Growth Fund may hold up to 100% of its total assets in such short-term obligations. However, to the extent that the Growth Fund is so invested in debt obligations, such Fund may not achieve its investment objective.

     Subject to the foregoing limitations, the Growth Fund will invest only in corporate debt securities which are rated at the time of purchase within the three highest rating groups assigned by one or more NRSROs or, if unrated, which the Adviser deems to be of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information.

     Equity securities such as those in which the Growth Fund may invest are more volatile and carry more risk than some other forms of investment, including investments in high grade fixed income funds. Depending upon the performance of the Growth Fund's investments, the net asset value per share of the Growth Fund may decrease instead of increase.

     Subject to the foregoing limitations, the Growth Fund may invest in foreign securities through the purchase of sponsored and unsponsored American Depositary Receipts ("ADRs"). Unsponsored ADRs may be less liquid than sponsored ADRs and there may be less information available regarding the underlying foreign issuer for unsponsored ADRs. The Growth Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP and in Europaper.

RISK FACTORS AND INVESTMENT TECHNIQUES

     Like any investment program, an investment in any of the Funds entails certain risks. Equity securities such as those in which the Value Fund and the Growth Fund may invest are more volatile and carry more risk than some other forms of investment including investments in high grade fixed income securities. Therefore, the Value and Growth Funds are each subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods of time.

     Since the Fixed Income Fund, the Government Securities Fund and the Tennessee Fund each invest in bonds, investors in those Funds are exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in the level of interest rates. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise although certain types of bonds are subject to the risks of prepayment as described above when interest rates fall. While bonds normally fluctuate less in price than stocks, there have been in the recent past extended periods of cyclical increases in interest rates that have caused significant declines in bond prices and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile in price) into longer term securities (which tend to be more volatile in price).

     Depending upon the performance of each Fund's investments, the net asset value per share of a Fund may decrease instead of increase, except with respect to the Money Market Fund, the net asset value of which the Adviser will attempt to maintain at $1.00.

     Each Fund may invest in one or more of the following securities: certain variable or floating rate securities, mortgage-backed securities, and as described below, some of the Funds may invest in put and call options. Such instruments may be considered to be "derivatives." A derivative is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates), security, commodity or other asset. No Fund will invest more than 15% of its total assets in any such derivatives, except that with respect to the Money Market Fund, the Fixed Income Fund, the Government Securities Fund, and the Tennessee Fund, there is no limitation on the amount of its total assets which may be invested in variable or floating rate obligations.

     Risks of Non-Diversification. Because the Tennessee Fund invests primarily in securities of the State of Tennessee and its political subdivisions, municipalities and public authorities, the Tennessee Fund's performance is closely tied to the general economic conditions within the State as a whole and to the economic conditions within particular industries and geographic areas represented or located within the State.

     Historically, the economy of Tennessee has been dominated by manufacturing and agriculture and is sensitive to the effects of recessions. However, since 1969, the retail and wholesale trade and the services industries combined have accounted for more than 65% of the new jobs created in Tennessee, while manufacturing accounted for only 20.7% of total employment by 1996, down from over 34% during the 1960's.

     While both the Tennessee economy and the national economy did experience a downturn during the most recent recession, the downward trend began to reverse itself in the first quarter of 1991. The economic expansion that began in Tennessee at such time is continuing; however, the economy of Tennessee began to slow toward the end of 1996 and into 1997. A number of factors have contributed to the deceleration of Tennessee's economic growth, including a loss of jobs in the manufacturing sector of the economy and slower growth in the trade and services and construction sectors of the economy. The July 1997 unemployment rate for Tennessee was 5.5% compared to 4.8% for the nation as a whole. Tennessee is the 17th most populous state in the nation, with an estimated state-wide population of 5,319,654 as of December 1996 but it has a relatively small state government in terms of tax collections. During 1996 Tennessee ranked 45th in the nation in terms of state tax collections per capita.

     The four largest cities in Tennessee by population are Memphis, Nashville, Knoxville, and Chattanooga, in order from largest to smallest. Moody's Investor Services, Inc. has rated long-term bonds for all four cities, with Memphis, Nashville, Knoxville and Chattanooga receiving ratings of Aa2, Aa, Aa3 and A1, respectively. Standard and Poor's Corporation has rated Memphis, Knoxville, and Chattanooga at AA, AA, and AA-, respectively.


     The Tennessee Fund's classification as "non-diversified" investment companies means that the proportion of that Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Tennessee Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which requires such Fund generally to invest as of the end of each fiscal quarter, with respect to 50% of its total assets, not more than 5% of such assets in the obligations of a single issuer; as to the remaining 50% of its total assets, such Fund is not so restricted. In no event, however, may the Tennessee Fund invest more than 25% of its total assets in the obligations of any one issuer as of the end of each fiscal quarter. Since a relatively high percentage of such Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Tennessee Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

     Repurchase Agreements. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities, in exchange for cash from banks and/or registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees. The seller agrees to repurchase such securities at a mutually agreed date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which such Fund may invest directly. For further information about repurchase agreements and the related risks, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio
Instruments -- Repurchase Agreements" in the Statement of Additional
Information.


     Reverse Repurchase Agreements. Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with such Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVES AND
POLICIES -- Additional Information on Portfolio Instruments -- Reverse Repurchase Agreements" in the Statement of Additional Information.

     Except as otherwise disclosed to the Shareholders of the Funds, the Group will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, BISYS, or their affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

     Real Estate Investment Trusts, The Value Fund and the Growth Fund may each invest in equity REITs. REITs pool investors' funds for investment primarily in commercial real estate properties. Investment in REITs may subject a Fund to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trust. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code and to maintain its exemption from the 1940 Act. As a shareholder in a REIT, a Fund would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses a Fund bears directly in connection with its own operations.

     Restricted Securities. Securities in which the Fixed Income and Tennessee Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who assist in the placement of such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Group, the Adviser has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

     Options. The Value Fund, the Fixed Income Fund, the Tennessee Fund, the Government Securities Fund and the Growth Fund may also each purchase put and call options for hedging purposes. The Funds anticipate that such options will be exchange traded options. However, in the future such options may also include OTC-issued options, meaning that such options are purchased from or sold directly to the other party, are not standardized and are not guaranteed by a clearing agency, which is in contrast to exchange traded options. A put option gives the purchaser of the option the right to sell, and obligates the writer (seller) of the option to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. A call option gives the purchaser of the option the right to buy, and obligates the seller of the option to sell, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options.

     For hedging purposes, each of such Funds may also engage in writing call options from time to time as the Adviser deems appropriate. A Fund will write only covered call options (options on securities owned by that Fund). When a Fund writes a covered call option and such option is exercised, that Fund will forego the appreciation, if any, on the underlying security in excess of the exercise price. In order to close out a call option it has written, a Fund will enter into a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which that Fund previously wrote on any particular securities. When a portfolio security subject to a call option is sold, the Fund which wrote the call will effect a closing purchase transaction to close out any existing call option on that security. There is no assurance of liquidity in the secondary market for purposes of closing out options positions. If that Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or such Fund delivers the underlying security upon exercise. A Fund may lose the expected benefit of options transactions if interest rates or securities prices move in an unanticipated manner. In addition, the value of a Fund's options positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting such Fund's ability to hedge effectively against market or interest rate risk. Under normal conditions, it is not expected that any such Fund would permit the underlying value of its portfolio securities subject to such options to exceed 25% of its net assets.

     In addition, the Tennessee Fund may acquire "puts" with respect to Exempt Securities held in its portfolio. Under a put, the Tennessee Fund would have the right to sell a specified Exempt Security within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying security. The Tennessee Fund will acquire puts solely to either facilitate portfolio liquidity, shorten the maturity of the underlying securities, or permit the investment of its funds at a more favorable rate of return. The Tennessee Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tennessee Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

     Guaranteed Investment Contracts. The Money Market Fund and the Fixed Income Fund may each invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A Fund will only purchase a GIC when the Adviser has determined that the GIC presents minimal credit risks to such Fund and is of comparable quality to instruments that are rated high quality by an appropriate NRSRO. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in such Fund which are not readily marketable, will not exceed such Fund's limitation on investments in illiquid securities as set forth below. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the earlier of the period of time remaining until the next readjustment of the guaranteed interest rate or the period remaining until the principal amount can be recovered through demand.

     Foreign Investments. Investments in foreign securities (including ECDs, ETDs, CTDs, Yankee CDs, CCP and Europaper) may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other investment income, possible seizure, nationalization, or expropriation of foreign deposits or investments, the possible establishment of exchange controls or taxation at the source, less stringent disclosure requirements, less liquid or developed securities markets or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal, interest or dividends on such securities or the purchase or sale thereof. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. A Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Adviser believes that the risks associated with such instruments are minimal.

     Other Investment Policies. In order to generate additional income, the Value Fund, the Fixed Income Fund, the Tennessee Fund, the Government Securities Fund and the Growth Fund may each, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or liquid securities. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by such Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, the Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees.

     The Value Fund, the Fixed Income, the Tennessee Fund, the Government Securities Fund and the Growth Fund may each purchase securities on a when-issued or delayed-delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of its investment objective(s) and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received on the settlement date. When a Fund agrees to purchase such securities, however, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.

     Each of the Value Fund, the Fixed Income Fund, the Government Securities Fund, the Tennessee Fund and the Growth Fund may also invest in the securities of other investment companies, including Shares of the Money Market Fund, in accordance with the limitations of the 1940 Act and any exemptions therefrom. Each such Fund intends to invest in the securities of other investment companies which, in the opinion of the Adviser, will assist such Fund in achieving its investment objectives and/or in money market mutual funds for purposes of short-term cash management. A Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in mutual funds. In order to avoid the imposition of additional fees as a result of investing in shares of the Money Market Fund, the Adviser, the Administrator and their affiliates will reduce their fees charged to a Fund by an amount equal to the fees charged by such service providers based on a percentage of that Fund's assets attributable to such Fund's investment in the Money Market Fund. Additional restrictions on the Funds' investments in the securities of other mutual funds are contained in the Statement of Additional Information.

PORTFOLIO TURNOVER

     The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. For the Money Market Fund, portfolio turnover rate is expected to be zero percent for regulatory purposes. The portfolio turnover rate for each of the other Funds may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's Shareholders. Portfolio turnover will not be a limiting factor in making investment decisions. Portfolio turnover information is set forth above under "FINANCIAL HIGHLIGHTS."

                            INVESTMENT RESTRICTIONS

     Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION -- Miscellaneous" herein).

     The Money Market Fund will not:

          1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, except that 25% or less of the value of the Fund's total assets may be invested without regard to such 5% limitation. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements secured by bank instruments or obligations of the U.S. Government, its agencies or instrumentalities;
     (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

     Each of the Value and Fixed Income Funds will not:

          1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in such issuer, or such Fund would hold more than 10% of any class of securities of the issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to such limitations, or such Fund would hold more than 10% of the outstanding voting securities of such issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          2. Purchase any securities which would cause more than 25% of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government, its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

     In addition, each of the Money Market, Value and Fixed Income Funds will not:

          1. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of such Fund's total assets at the time of its borrowing. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

          2. Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

          3. Invest more than 5% of total assets in securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation.

     The Tennessee Fund will not:

          1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the value of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to

     50% of the value of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such nongovernmental user.

          2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets (taken at current value) to be invested in industrial development revenue bonds which are based, directly or indirectly, on the credit of private issuers in any one industry.

          3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

          4. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objectives and policies, and may enter into repurchase agreements.

     Each of the Government Securities Fund and the Growth Fund will not:

          1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in such issuer, or such Fund would hold more than 10% of any class of securities of the issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          2. Purchase any securities which would cause more than 25% of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government, its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

          3. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements or dollar roll agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing, and except as permitted pursuant to appropriate exemptions from the 1940 Act. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements and dollar roll agreements) exceed 5% of its total assets.

          4. Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions, and enter into repurchase agreements.

     The following additional investment restrictions, as to a particular Fund, may be changed without the vote of a majority of the outstanding Shares of such Fund. The Money Market Fund may not:

          1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

     Each of the Value, Fixed Income, Tennessee, Government Securities and Growth Funds will not:

          1. Purchase or otherwise acquire any security, if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     For purposes of this investment restriction, illiquid securities include securities which are not readily marketable and repurchase agreements with maturities in excess of seven days.

     In addition to the above investment restrictions, each Fund is subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES -- Investment Restrictions" in the Funds' Statement of Additional Information.

     Irrespective of fundamental investment restriction number 1 above for the Money Market Fund, and pursuant to Rule 2a-7 under the 1940 Act, the Money Market Fund will, with respect to 100% of its total assets, limit its investment in the securities of any one issuer in the manner provided by such Rule, which limitations are referred to above under the caption "INVESTMENT OBJECTIVES AND POLICIES -- The Money Market Fund."


                              VALUATION OF SHARES

     The net asset value of the Money Market Fund is determined and its Shares are priced as of 12:00 noon (Eastern time) and the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each Business Day. The net asset value of each of the other Funds is determined and their Shares are priced as of the close of regular trading on the Exchange on each Business Day. The time or times at which the Shares of a Fund are priced are hereinafter referred to as the "Valuation Time" or "Valuation Times," as the case may be. A "Business Day" of a Fund is a day on which the Exchange is open for trading and any other day (other than a day on which no Shares of that Fund are tendered for redemption and no order to purchase any Shares of that Fund is received) during which there is sufficient trading in portfolio instruments such that such Fund's net asset value per share might be materially affected. The Exchange will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share for purposes of pricing purchases and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund, by the number of that Fund's outstanding Shares.


     The net asset value per share for each of the Funds, other than the Money Market Fund, will fluctuate as the value of the investment portfolio of a Fund changes.

     The assets in the Money Market Fund are valued based upon the amortized cost method which the Trustees of the Group believe fairly reflects the market-based net asset value per share. Pursuant to the rules and regulations of the Commission regarding the use of the amortized cost method, the Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Group seeks to maintain the Money Market Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.

     The portfolio securities in each of the other Funds for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities normally are traded. Unlisted securities for which market quotations are readily available are valued at such market values. Other securities, including restricted securities and other securities for which market quotations are not readily available, and other assets are valued at fair value by the Adviser under procedures established by, and under the supervision of the Group's Board of Trustees. Securities may be valued by an independent pricing service approved by the Group's Board of Trustees. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

     Shares in each Fund are sold on a continuous basis by the Group's distributor, BISYS (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, telephone the Group at (800) 874-8376.

PURCHASES OF SHARES

     Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by the Adviser or its correspondent or affiliated banks (collectively, the "Banks"). These procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by the Bank and the Customer are invested by the Distributor in Shares of a particular Fund, depending upon the type of the Customer's account and/or the instructions of the Customer.

     Shares of the Funds sold to the Banks acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to Shares of the Funds so sold, it is the responsibility of the particular Bank to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers. A Bank will exercise voting authority for those Shares for which it is granted authority by the Customer.

     Investors may also purchase Shares of a Fund by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the appropriate Fund, to the Riverside Capital Funds, Department L-1406, Columbus, Ohio 43260-1406. Subsequent purchases of Shares of that Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Group, to the above address.

     If an Account Registration Form has been previously received by the Group, investors may also purchase Shares by wiring funds to the Fund's custodian. Prior to wiring any such funds and in order to ensure that wire orders are invested promptly, investors must call the Group at (800) 874-8376 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

     Shares of each Fund are purchased at the net asset value per share (see "VALUATION OF SHARES") next determined after receipt by the Distributor, its agents or broker-dealers with whom it has an agreement of an order in good form to purchase Shares plus any applicable sales charge as described below. Purchases of Shares of a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of that Fund.

     An order to purchase Shares of the Money Market Fund will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Money Market Fund's custodian for investment. Federal funds are monies credited to a bank's account with a Federal Reserve Bank. Payment for an order to purchase Shares of the Money Market Fund which is transmitted by federal funds wire will be available the same day for investment by the Money Market Fund's custodian, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal fund within two banking days after receipt. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Shares. Shares of the Money Market Fund purchased before 12:00 noon, Eastern Time, begin earning dividends on the same Business Day. Shares of the Money Market Fund purchased after 12:00 noon, Eastern Time, begin earning dividends on the next Business Day. All Shares of the Money Market Fund continue to earn dividends through the day before their redemption.

     In the case of orders for the purchase of Shares of the other Funds placed through a broker-dealer, the applicable public offering price will be the net asset value as so determined (plus any applicable sales charge), but only if the broker-dealer receives the order and transmits it to the Distributor prior to the Valuation Time for that day. The broker-dealer is responsible for transmitting such orders by the Valuation Time. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next day.

MINIMUM INVESTMENT

     Except as otherwise discussed below under "Auto Invest Plan," the minimum investment is $1,000 for the initial purchase of Shares of a Fund by an investor and $50 for subsequent purchases of Shares of that Fund. The subsequent purchase minimum may be waived if purchases are made in connection with an Individual Retirement Account ("IRA") and both the initial and subsequent minimum investments may be waived if purchases are made in connection with a payroll deduction plan.

     Depending upon the terms of a particular Customer's account, the Banks or their affiliates may charge a Customer account fees for automatic investment and other cash management services provided in connection with investment in a Fund. Information concerning these services and any charges will be provided by the Banks. This Prospectus should be read in conjunction with any such information received from the Banks or their affiliates.

     Each Fund reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.

     Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares owned by the Shareholder and the number of Shares being held in safekeeping by the Transfer Agent for the account of the Shareholder. Reports of purchases and redemptions of Shares by Banks on behalf of their Customers will be sent by the Banks to their Customers. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

RIVERSIDE CAPITAL INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

     A Riverside Capital IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. Riverside Capital IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

     All Riverside Capital IRA distribution requests must be made in writing to the Distributor. Any deposits to a Riverside Capital IRA must distinguish the type and year of the contributions.

     For more information on the Riverside Capital IRAs call the Group at (800) 874-8376. Investment in shares of a tax-exempt fund, including the Tennessee Fund, would not be appropriate for a Riverside Capital IRA. Shareholders are advised to consult a tax adviser on Riverside Capital IRA contribution and withdrawal requirements and restrictions and whether an investment in the Tennessee Fund would be appropriate.

AUTO INVEST PLAN

     The Riverside Capital Funds Auto Invest Plan enables Shareholders to make regular monthly or quarterly purchases of Shares of a Fund through automatic deduction from their bank accounts, provided that the Shareholder's bank is a member of the Federal Reserve and the Automated Clearing House (ACH) system. With Shareholder authorization the Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account which will automatically be invested in Shares of the designated Fund at the public offering price on the date of such deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments is $50. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Registration Form or a supplemental sign-up form which can be acquired by calling the Group at (800) 874-8376.

For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Group at: 3435 Stelzer Road, Columbus, Ohio 43219.

     The Group may eliminate or change the Auto Invest Plan at any time or from time to time without notice thereof.

SALES CHARGES

     The public offering price of Shares of each of the Funds, other than the Money Market Fund, equals net asset value plus a sales charge in accordance with the tables below. BISYS receives this sales charge as Distributor and reallows a portion of it as dealer discounts and brokerage commissions. However, the Distributor, in its sole discretion may pay certain dealers all or part of the portion of the sales charge it receives. The broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the 1933 Act.

     There is no sales charge imposed by the Money Market Fund in connection with the purchase of its shares.

                             VALUE AND GROWTH FUNDS

                                                                                       DEALER
                                                                                    DISCOUNTS AND
                                                                                      BROKERAGE
                                         SALES CHARGE AS      SALES CHARGE AS      COMMISSIONS AS
       AMOUNT OF TRANSACTION AT          % OF NET AMOUNT        % OF PUBLIC          % OF PUBLIC
        PUBLIC OFFERING PRICE                INVESTED          OFFERING PRICE      OFFERING PRICE
--------------------------------------   ----------------     ----------------     ---------------
Less than $100,000....................         4.71%                4.50%                4.05%
$100,000 but less than $250,000.......         3.63                 3.50                 3.15
$250,000 but less than $500,000.......         2.56                 2.50                 2.25
$500,000 but less than $1,000,000.....         1.52                 1.50                 1.35
$1,000,000 but less than $2,000,000...         0.50                 0.50                 0.45
$2,000,000 or more....................            0                    0                    0*

                        FIXED INCOME AND TENNESSEE FUNDS

                                                                                       DEALER
                                                                                    DISCOUNTS AND
                                                                                      BROKERAGE
                                         SALES CHARGE AS      SALES CHARGE AS      COMMISSIONS AS
       AMOUNT OF TRANSACTION AT          % OF NET AMOUNT        % OF PUBLIC          % OF PUBLIC
        PUBLIC OFFERING PRICE                INVESTED          OFFERING PRICE      OFFERING PRICE
--------------------------------------   ----------------     ----------------     ---------------
Less than $100,000....................         3.09%                3.00%                2.70%
$100,000 but less than $250,000.......         2.56                 2.50                 2.25
$250,000 but less than $500,000.......         2.04                 2.00                 1.80
$500,000 but less than $1,000,000.....         1.01                 1.00                 0.90
$1,000,000 but less than $2,000,000...         0.50                 0.50                 0.45
$2,000,000 or more....................            0                    0                    0*

                           GOVERNMENT SECURITIES FUND

                                                                                       DEALER
                                                                                    DISCOUNTS AND
                                                                                      BROKERAGE
                                         SALES CHARGE AS      SALES CHARGE AS      COMMISSIONS AS
       AMOUNT OF TRANSACTION AT          % OF NET AMOUNT        % OF PUBLIC          % OF PUBLIC
        PUBLIC OFFERING PRICE                INVESTED          OFFERING PRICE      OFFERING PRICE
--------------------------------------   ----------------     ----------------     ---------------
Less than $250,000....................         2.04%                2.00%                1.80%
$250,000 but less than $500,000.......         1.52                 1.50                 1.35
$500,000 but less than $1,000,000.....         1.01                 1.00                 0.90
$1,000,000 but less than $2,000,000...         0.50                 0.50                 0.45
$2,000,000 or more....................            0                    0                   0*

------------------------------

* Brokers or dealers will be paid a fee of 0.25% on purchases of $2 million or more if the assets on which the 0.25% is paid remain in the Funds, other than the Money Market Fund, for one year. Such fee, however, will not be paid on purchases that otherwise are entitled to a sales charge waiver as described below. If all of the assets on which the 0.25% fee is paid do not remain in one of the Funds, other than the Money Market Fund, for a period of one uninterrupted year, the broker or dealer will be required to refund this fee to the Distributor.

     From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of any of the Funds. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one of more funds of the Group, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at vacation resorts, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

SALES CHARGE WAIVERS

     The Distributor may waive sales charges for the purchase of Shares of a Fund by or on behalf of (1) purchasers for whom NCB, the Adviser, banks, trust companies, savings and loan associations and credit unions or one of their affiliates acts in a fiduciary, advisory, agency, custodial (other than individual retirement accounts), or similar capacity, (2) employees and retired employees (including spouses, children and parents of employees and retired employees) of NCB, the Adviser, BISYS and any affiliates thereof, (3) purchasers pursuant to the terms of a payroll deduction plan, (4) Trustees of the Group,
(5) directors of NCB, the Adviser and any affiliates thereof, (6) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and their spouses and children under the age of 21), and (7) orders placed on behalf of other investment companies distributed by The BISYS Group, Inc. or its affiliated companies. The Distributor may change or eliminate the foregoing waivers at any time. The Distributor may also periodically waive all or a portion of the sales charge for all investors with respect to a Fund.

CONCURRENT PURCHASES

     For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of a Fund and one or more of the other funds of the Group sold with a sales charge and advised by the Adviser ("Riverside Load Funds"). For example, if a shareholder concurrently purchases Shares in the Value Fund at the total public offering price of $50,000 and Shares in the Tennessee Fund at the total public offering price of $50,000, the sales charge on the Shares of the Value Fund would be that applicable to a $100,000 purchase as shown in the appropriate table above. This privilege, however, may be modified or eliminated at any time or from time to time by the Group without notice thereof.

LETTER OF INTENT

     An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Shares of a Fund at a designated total public offering price within a designated 13-month period. Each purchase of Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of

Intent is in effect will begin on the date of the earliest purchase to be included. This program may be modified or eliminated at any time or from time to time by the Group without notice. For further information about letters of intent, interested investors should contact the Group at (800) 874-8376.

     A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Shares actually purchased if the full amount indicated is not purchased, and such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Shares, whether paid in cash or reinvested in additional Shares, are not subject to escrow. The escrowed Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. An adjustment will be made to reflect any reduced sales charge applicable to Shares purchased during the 90-day period prior to the date the Letter of Intent was entered into at the conclusion of the 13-month period and in the form of additional Shares credited to the Shareholder's account at the then current public offering price applicable to a single purchase of the total amount of the total purchases. Additionally, if the total purchases within the 13-month period exceed the amount specified, a similar adjustment will be made to reflect further reduced sales charges applicable to such purchases.

RIGHT OF ACCUMULATION

     Pursuant to the right of accumulation, investors are permitted to purchase Shares of a Fund at the public offering price applicable to the total of (a) the total public offering price of the Shares of the Riverside Load Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the Shares of all of the Riverside Load Funds. The "purchaser's combined holdings" described in the preceding sentence shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Group without notice.

EXCHANGE PRIVILEGE

     For investors who were Shareholders of the Funds prior to November 1, 1994, Shares of a Riverside Load Fund may be exchanged without payment of any fees or sales charge for Shares of any of the other Riverside Load Funds at respective net asset values. For investors who become Shareholders of the Funds on or after November 1, 1994, Shares of a Riverside Load Fund may be exchanged for Shares of any of the other Riverside Load Funds at respective net asset values upon the payment of a sales charge equal to the difference, if any, between the sales charge payable upon purchase of Shares of such Riverside Load Fund and the sales charge previously paid on the Fund Shares to be exchanged. Provided further, that with respect to every exchange, the amount to be exchanged must meet the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. When Shares of the Money Market Fund are exchanged for Shares of a Riverside Load Fund, the applicable sales load will be assessed, unless such Shares to be exchanged were acquired through a previous exchange for Shares on which a sales charge was paid. Under such circumstances, the Shareholder must notify the Group that a sales charge was originally paid and provide the Group with sufficient information to permit confirmation of the Shareholder's right not to pay a sales charge.

     An exchange is considered a sale of Shares for federal income tax purposes. However, a Shareholder may not include any sales charge on Shares of a Fund as a part of the cost of those Shares for purposes of calculating the gain or loss realized on an exchange of those Shares within 90 days of their purchase.

     This exchange privilege is not intended to afford Shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Group has established a policy of limiting the number of exchanges by a Shareholder to four during any one calendar year. The Group may at any time modify or terminate the foregoing exchange privileges. The Group, however, will give shareholders 60 days' advance written notice of any such modification.

     A Shareholder wishing to exchange his or her Shares may do so by contacting the Group at (800) 874-8376 or by providing written instructions to the Group. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the Fund in which he or she wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "Redemption by Telephone" below.

REDEMPTION OF SHARES

     Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at a Bank. For example, if a Customer has agreed with a Bank to maintain a minimum balance in his or her account with the Bank, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Bank may redeem on behalf of the Customer, all or part of the Customer's Shares of a Fund to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL

     A written request for redemption must be received by the Group, at the address shown on the front page of this Prospectus, in order to honor the request. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record or mailed or wired to a commercial bank account previously designated on the Account Registration Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

REDEMPTION BY TELEPHONE

     If a Shareholder has so designated on the Account Registration Form, a Shareholder may request a redemption of his or her Shares by telephoning the Group and having the payment of redemption requests sent electronically directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. A Shareholder may also have such payment mailed directly to the Shareholder at the Shareholder's address as recorded by the Transfer Agent; however, this option may be suspended for a period of 10 days following a telephonic address change. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such wire redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The Group may reduce the amount of a wire redemption payment by the then-current wire redemption charge of the Funds' custodian. There is currently no charge for having payment of redemption requests mailed or sent electronically to a designated bank account. For telephone redemptions, call the Group at (800) 874-8376.

     Neither the Funds nor their service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with a Fund's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. Each Fund will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, such Fund or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, Shareholders are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Group at the address shown on the front page of this Prospectus.

AUTO WITHDRAWAL PLAN

     The Auto Withdrawal Plan enables Shareholders of a Fund, with an account balance in such Fund of $5,000 or more, to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum withdrawal is $100 quarterly. To participate in the Auto Withdrawal Plan, Shareholders should call (800) 874-8376 for more information. Purchases of additional Shares, including use of the Auto Invest Plan, concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities and sales charges. For a Shareholder to change the Auto Withdrawal instructions, the request must be made in writing to the Group.

PAYMENTS TO SHAREHOLDERS

     Redemption orders are effected at the net asset value per share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, with respect to the Money Market Fund, to the greatest extent possible, such Fund will attempt to honor requests from Shareholders for same day payments upon redemption of Shares if the request for redemption is received by the Distributor before 12:00 noon, Eastern Time, on a Business Day or, if the request for redemption is received after 12:00 noon, Eastern Time, to honor requests for payment on the next Business Day. With respect to each of the other Funds, to the greatest extent possible, such Funds will attempt to honor requests from Shareholders for next day payments upon redemption of Shares if the request for redemption is received by the Distributor before the Valuation Time, on a Business Day or, if the request for redemption is received after the Valuation Time, to honor requests for payment on the second Business Day. Each Fund will attempt to so honor redemption requests unless it would be disadvantageous to that Fund or the Shareholders of that Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

     At various times, the Group may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Group may delay the forwarding of proceeds for up to 15 days or more until payment has been collected for the purchase of such Shares. With respect to Shares of the Money Market Fund, during the period of any such delay, such Shares to be redeemed would continue to receive daily dividends as declared until execution of the redemption. The Group intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Group may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

     Due to the relatively high cost of handling small investments, each Fund reserves the right to redeem, at net asset value, the Shares of that Fund of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Shares, the deduction of any sales charge or the establishment of an account with less than $1,000 using the Auto Invest Plan or pursuant to a payroll deduction plan), the account of such Shareholder has a value of less than $1,000. Accordingly, an investor purchasing Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before a Fund exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000.

     See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" and "NET ASSET VALUE" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption or redeem shares involuntarily in light of the Group's responsibilities under the 1940 Act.

                              DIVIDENDS AND TAXES

DIVIDENDS

     The net income of the Money Market Fund is declared daily and such dividends are generally paid monthly. For the Money Market Fund, dividends are paid periodically in cash, generally on the first Business Day of the month, but may be paid on the last Business Day of the preceding month.

     A dividend for each of the other Funds is declared monthly at the close of business on the day of declaration consisting of an amount of accumulated undistributed net income of that Fund as determined necessary or appropriate by the appropriate officers of the Group. Such dividend is generally paid monthly. Shareholders will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of that particular Fund at the net asset value as of the date of payment, unless the Shareholder elects to receive dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

     Distributable net realized capital gains for each Fund are distributed at least annually. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares in a Fund.

     If a Shareholder elects to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, the Shareholder's cash election will be changed automatically and future dividend and capital gains distributions will be reinvested in that Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in that Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAXES

     General. Each of the Funds is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of that Fund's Shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income. Each Fund contemplates declaring as dividends all or substantially all of that Fund's investment company taxable income (before deduction of dividends paid).

     A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. If distributions during a calendar year were less than the required amount, that Fund would be subject to a nondeductible 4% excise tax on the deficiency.

     It is expected that each Fund will distribute annually to Shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends eligible for the dividends deduction, if any, received by the Fund bear to its gross income. Since all of the Money Market Fund's, the Government Securities Fund's and the Fixed Income Fund's net investment income is expected to be derived from earned interest and capital gains, it is anticipated that no part of any distribution from such Funds will be eligible for the dividends received deduction for corporation. The Money Market Fund also does not expect to realize any mid-term or long-term capital gains and, therefore, does not foresee paying any "capital gains dividends" as described in the Code.


     Distribution by a Fund of the excess of net mid-term or net long-term capital gain over net short-term capital loss is taxable to Shareholders as mid-term or long-term capital gain, respectively, in the year in which it is received, regardless of how long the Shareholder has held the Shares. Such distributions are not eligible for the dividends-received deduction.


     If the net asset value of a Share is reduced below the Shareholder's cost of that Share by the distribution of income or gain realized on the sale of securities, the distribution, from a practical stand point, is a return of invested principal, although taxable as described above.

     Prior to purchasing Shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of Shares prior to the record date will have the effect of reducing the per share net asset value of the Shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

     Additional information regarding federal taxes is contained in the Statement of Additional Information under the heading "ADDITIONAL
INFORMATION -- Additional Tax Information." However, the information contained in this Prospectus and the additional material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Funds and their Shareholders. Accordingly, potential investors are urged to consult their tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

     Shareholders will be advised at least annually as to the federal and state income tax consequences of distributions made to them during the year.

     The Tennessee Fund. The Tennessee Fund will distribute substantially all of its net investment income and net capital gains to its Shareholders. Dividends derived from interest earned on Exempt Securities constitute "exempt-interest dividends" when designated as such by the Tennessee Fund and will be excludable from gross income for federal income tax purposes. However, exempt-interest dividends attributable to certain municipal obligations issued on or after August 8, 1986, to finance certain private activities will be treated as a tax preference item in computing the alternative minimum tax. Also, a portion of all other interest excluded from gross income for federal income tax purposes earned by a corporation may be subject to the alternative minimum tax as a result of the inclusion in alternative minimum taxable income of 75% of the excess of adjusted current earnings over alternative minimum taxable income.

     Distributions, if any, derived from capital gains will generally be taxable to Shareholders as capital gains for federal income tax purposes to the extent so designated by the Tennessee Fund. Dividends, if any, derived from sources other than interest excluded from gross income for federal income tax purposes and capital gains will be taxable to Shareholders as ordinary income for federal income tax purposes whether or not reinvested in additional Shares. Shareholders not subject to federal income tax on their income will not, of course, be required to pay federal income tax on any amounts distributed to them. The Tennessee Fund anticipates that substantially all of its dividends will be excluded from gross income for federal income tax purposes. The Tennessee Fund will notify each Shareholder annually of the tax status of all distributions.

     If a Shareholder receives an exempt-interest dividend with respect to any Share and such Share is held by the Shareholder for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security benefits that may be subject to federal income taxation, may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a Shareholder.

     Interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares of the Tennessee Fund is not deductible for federal income taxes assuming the Tennessee Fund distributes exempt-interest dividends during the Shareholder's taxable year. It is anticipated that distributions from the Tennessee Fund will not be eligible for the dividends received deduction for corporations.

STATE TAXES -- THE TENNESSEE FUND


     Tennessee imposes a limited income tax, known as the "Hall Income Tax," on certain interest and dividend income. The Hall Income Tax statutes, amended effective for dividends received after January 1, 1992, provide that, as set forth below, no tax will be levied on dividends from a regulated investment company qualified as such under the Code, provided a part of such investment company's portfolio is invested in bonds or securities of the United States government or any agency or instrumentality thereof or in bonds of the State of Tennessee or any county, municipality or political subdivision thereof (including any agency, board, authority or commission of any of the foregoing). In the opinion of Messrs. Burch, Porter & Johnson PLLC, Tennessee tax counsel to the Tennessee Fund, so long as the Tennessee Fund qualifies as a "regulated investment company" under the Code, dividends, whether paid as distributions of cash, other property or additional Shares, by the Tennessee Fund to a resident of Tennessee, will be exempt from the Hall Income Tax, as amended, in proportion to the income received by the Tennessee Fund attributable to interest on Tennessee Exempt Securities. The balance of the dividends, including any dividends attributable to capital gains, will be subject to the Hall Income Tax.


     In addition, in a letter dated August 14, 1992, from the Commissioner of the Tennessee Department of Revenue, the Commissioner stated his position that mutual fund distributions attributable to fund investments in Puerto Rican bonds are exempt from the Hall Income Tax.

                            MANAGEMENT OF THE GROUP

TRUSTEES OF THE GROUP

     Overall responsibility for management of the Group rests with its Board of Trustees. Unless so required by the Group's Declaration of Trust or By-Laws or by Ohio law, at any given time all of the Trustees may not have been elected by the shareholders of the Group. The Group will be managed by the Trustees in accordance with the laws of Ohio governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise its day-to-day operations.

     The Trustees of the Group receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services Inc., the sole general partner of BISYS, or BISYS Fund Services Ohio, Inc. receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Group for acting as Administrator and under the Distribution Plan discussed below, may receive fees under the Administrative Services Plan discussed below, and may retain all or a portion of any sales load imposed upon purchases of Shares. BISYS Fund Services Ohio, Inc. receives fees from each of the Funds for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER


     National Bank of Commerce, One Commerce Square, Memphis, Tennessee 38150, is the investment adviser of each Fund and has served as such since each Fund's inception. The Adviser is a wholly owned subsidiary of National Commerce Bancorporation ("NCB"). The Adviser and its affiliates also administer, on behalf of their clients, assets which as of September 30, 1997, totalled $4.6 billion, and of which approximately $1.6 billion are managed in a variety of balanced, equity and fixed income portfolios. The Adviser has over 120 years of banking experience and as of September 30, 1997, had over $3.2 billion in assets.


     Subject to the general supervision of the Board of Trustees of the Group and in accordance with the investment objectives and restrictions of the Funds, the Adviser manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains each Fund's records relating to such purchases and sales.


     Since October 31, 1997, Russell M. Niemie and Gary L. Lazarini have been primarily responsible for the day-to-day management of the Fixed Income Fund's, the Tennessee Fund's and the Government Securities Fund's portfolios. As of February 15, 1995, Alan Catmur assumed primary responsibility for the day-to-day management of the Value Fund's portfolio. Since the commencement of the Growth Fund's operations, Jay Brooks has been responsible for the day-to-day management of such Fund's portfolio.


     Mr. Niemie has served as the Group Head of Trust and Asset Management for the Adviser since August, 1997. Prior thereto, Mr. Niemie served as the Chief Investment Officer of the Texas Employees Retirement System. He has over 18 years of investment management experience working with banks, pension plans and investment banking firms.

     Mr. Lazarini has held various positions with the Adviser since 1966 and is currently Executive Vice President of the Adviser and Chairman of NBC Capital Markets Group, Inc., a wholly owned subsidiary of the Adviser and a registered broker-dealer (the "Capital Markets Group").


     Since 1991, Mr. Catmur has been an equity analyst and portfolio manager of the Adviser and has served as a member of its Equity Investment Committee. Prior to 1991, Mr. Catmur serviced retail and institutional accounts at Robinson Humphrey Company, Inc., an Atlanta investment banking firm.

     Mr. Brooks has been an employee of the Adviser since February, 1994, and has been President of Brooks, Montague & Associates, an investment advisory firm and an affiliate of the Adviser, since 1986.

     For the services provided and expenses assumed pursuant to its investment advisory agreements with the Group, the Adviser receives a fee from each of the Funds, computed daily and paid monthly, at the following rates: with respect to the Money Market Fund, the annual rate of thirty-five one-hundredths of one percent (.35%) of such Fund's average daily net assets; with respect to the Value Fund, the annual rate equal to the lesser of (a) a fee computed at the annual rate of one percent (1.00%) of the first $50 million of such Fund's average daily net assets and seventy-five one-hundredths of one percent (0.75%) of such Fund's remaining average daily net assets or (b) such other fee as may be agreed upon in writing by the Group and the Adviser; with respect to each of the Fixed Income Fund and the Tennessee Fund, an annual rate equal to the lesser of a fee at the annual rate of sixty-five one-hundredths of one percent (0.65%) of such Fund's average daily net assets, or such other fee as may be agreed upon in writing by the Group and the Adviser; with respect to the Government Securities Fund, the annual rate of fifty one-hundredths of one percent (0.50%) of such Fund's average daily net assets; and with respect to the Growth Fund, the annual rate of one percent (1.00%) of the first $50 million of such Fund's average daily net assets and seventy-five one-hundredths of one percent (0.75%) of such Fund's remaining average daily net assets.

     The Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The Adviser may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a reduction.


     The Group may, from time to time, engage the Capital Markets Group to effect portfolio transactions on behalf of certain of the Funds on an agency basis. The Capital Markets Group will receive compensation for such services in the form of brokerage commissions. The Group, the Adviser and the Capital Markets Group will comply with the requirements of Rule 17e-1 of the 1940 Act in connection with such brokerage transactions.


ADMINISTRATOR AND DISTRIBUTOR


     BISYS is the administrator for each Fund and also acts as each Fund's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). BISYS and its affiliated companies, including BISYS Fund Services Ohio, Inc. and BISYS Fund Services, Inc., are wholly owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

     The Administrator generally assists in all aspects of a Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Group and as fund accountant, the Administrator receives a fee from each Fund, computed daily and paid periodically, calculated at an annual rate of twenty one-hundredths of one percent (.20%) of that Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administration/fund accounting fee with respect to a Fund to increase the net income of such Fund available for distribution as dividends. The Administrator may not seek reimbursement of such reduced fees at a later date. The voluntary reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a fee reduction.

     While the combined fees of the Adviser and the Administrator with respect to the Value, Fixed Income, Tennessee and Growth Funds are higher than similar fees paid by most mutual funds, the Board of Trustees believes such fees to be fair and reasonable and to be comparable to the fees paid by many funds having similar investment objectives and policies.


     The Distributor acts as agent for each of the Funds in the distribution of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but receives compensation under the Distribution and Shareholder Service Plan described below and may retain all or a portion of any sales charge imposed upon the purchase of Shares. See "HOW TO PURCHASE AND REDEEM SHARES -- Sales Charges."

EXPENSES

     The Adviser and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund.

DISTRIBUTION PLAN

     Pursuant to Rule 12b-1 under the 1940 Act, the Group has adopted a Distribution and Shareholder Service Plan (the "Plan"), under which each Fund is authorized to pay or reimburse BISYS, as Distributor, a periodic amount calculated at an annual rate not to exceed twenty-five one-hundredths of one percent (.25%) of the average daily net asset value of that Fund. Such amount may be used by BISYS to pay banks (including the Adviser), broker-dealers, and other institutions (a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between BISYS and the Participating Organization. Under the Plan, a Participating Organization may include BISYS, its subsidiaries, and its affiliates.


     As authorized by the Plan, BISYS has entered into Rule 12b-1 Agreements with the Capital Markets Group to provide certain distribution and shareholder services in connection with the distribution of the Shares of each of the Funds including, but not limited to, maintaining Shareholder relations, answering questions about the Funds and distributing prospectuses to persons other than Shareholders of the Funds. In consideration of such services BISYS has agreed to pay the Capital Markets Group a monthly fee, computed at the annual rate of .25% of the average aggregate net asset value of Shares held during the period in accounts for which the Capital Markets Group provided services under such Agreement. BISYS will be compensated by each Fund in an amount equal to its payments to the Capital Markets Group under the Rule 12b-1 Agreement with respect to that Fund. Such fee may exceed the actual costs incurred by the Capital Markets Group in providing such services.


     The Group has also entered into Rule 12b-1 Agreements with BISYS pursuant to which BISYS has agreed to provide certain distribution and shareholder support services to the Funds and their Shareholders, including, but not limited to, maintaining Shareholder relations, advertising and marketing the Shares of the Funds, answering questions about the Funds, distributing prospectuses to persons other than Shareholders of the Funds, and providing such other services as a Fund may reasonably request. In consideration of such services, the Group has agreed to pay BISYS a monthly fee, computed at the annual rate of .25% of the average aggregate net asset value of Shares held during the period in client accounts for which BISYS has provided services under this Rule 12b-1 Agreement. Such fee may exceed the actual costs incurred by BISYS in providing such services.

     In addition, BISYS may enter into, from time to time, other Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares such as those described above.

ADMINISTRATIVE SERVICES PLAN

     The Group has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include the Adviser, its correspondent and affiliated banks, and BISYS, which agree to provide certain ministerial, record keeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to .25% of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

     The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, record keeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Fund, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of the Fund pursuant to specific or pre-authorized instructions.

     As authorized by the Services Plan, the Group has entered into Servicing Agreements with the Adviser pursuant to which the Adviser has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from a Fund on behalf of customers; (ii) providing periodic statements to its customers showing their positions in the Shares;
(iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by the Adviser; (v) providing sub-accounting with respect to the Shares beneficially owned by the Adviser's customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Group, on behalf of each Fund, has agreed to pay the Adviser a monthly fee, computed at the annual rate of twenty-five one-hundredths of one percent (.25%) of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom the Adviser has provided services under the Servicing Agreement.

BANKING LAWS


     The Adviser believes that it possesses the legal authority to perform the investment advisory services for each Fund contemplated by its investment advisory agreement with the Group and administrative support services contemplated by the servicing agreements with the Group, as described in this Prospectus, without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement and its servicing agreements with the Group. The Capital Markets Group believes that it possesses the legal authority to perform its distribution services as set forth in the Rule 12b-1 Agreements with BISYS, as described above, without violation of applicable banking laws and regulations, and has so represented in such Rule 12b-1 Agreements. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Adviser and the Capital Markets Group could continue to perform such services for the Funds. See "MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP -- Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable law and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES


     The Group was organized as an Ohio business trust on April 25, 1988. The Group consists of seventeen funds, each having its own class of shares. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared at the discretion of the Trustees (see "Miscellaneous" below). The other funds of the Group are The KeyPremier Prime Money Market Fund, The KeyPremier Pennsylvania Municipal Bond Fund, The KeyPremier Established Growth Fund, The KeyPremier Intermediate Term Income Fund, The KeyPremier U.S. Treasury Obligations Money Market Fund, The KeyPremier Limited Duration Government Securities Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Income Equity Fund, 1st Source Monogram Special Equity Fund and 1st Source Monogram Income Fund.


     Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate and not by series except as otherwise expressly required by law. For example, Shareholders of each Fund will vote in the aggregate with other shareholders of the Group with respect to the election of trustees. However, Shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement and the Plan.


     Overall responsibility for the management of the Funds is vested in the Board of Trustees of the Group. See "MANAGEMENT OF THE GROUP -- Trustees of the Group" above. Individual Trustees are elected by the shareholders of the Group and may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Ohio law. See "ADDITIONAL INFORMATION -- Miscellaneous" in the Statement of Additional Information for further information.


     An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, the investment advisory agreement, the Plan or a Fund's fundamental policies and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group does not intend to have an annual or special meeting.

     The Group has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.


     As of October 16, 1997, the Adviser possessed, on behalf of its underlying accounts, voting or investment power with respect to more than 25% of the outstanding Shares of each of the Funds and therefore may be presumed to control each of the Funds within the meaning of the 1940 Act.


CUSTODIAN

     National City Bank serves as the custodian for each of the Funds.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES


     BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' transfer agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Fund Services, Inc. provides certain accounting services for each Fund pursuant to a Fund Accounting Agreement and receives a fee for such services as described above under "Administrator and Distributor." See "MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP -- Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

     While each of BISYS Fund Services Ohio, Inc. and BISYS Fund Services, Inc. is a distinct legal entity from BISYS (the Group's administrator and distributor), BISYS Fund Services Ohio, Inc. and BISYS Fund Services, Inc. are each considered to be an affiliated person of BISYS under the 1940 Act.

MISCELLANEOUS

     Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

     As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a fund" means the consideration received by the fund upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to the fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a Fund are conclusive.

     As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

     Inquiries regarding any of the Funds may be directed in writing to the Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 874-8376.

                               INVESTMENT ADVISER

                           National Bank of Commerce
                              One Commerce Square
                            Memphis, Tennessee 38150

                         ADMINISTRATOR AND DISTRIBUTOR

                    BISYS Fund Services Limited Partnership
                               3435 Stelzer Road
                              Columbus, Ohio 43219

                                 LEGAL COUNSEL


                             Baker & Hostetler LLP
                              65 East State Street
                              Columbus, Ohio 43215


                                    AUDITORS

                             KPMG Peat Marwick LLP
                              Two Nationwide Plaza
                              Columbus, Ohio 43215

                              CROSS REFERENCE SHEET
                              ---------------------


                   1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                     1ST SOURCE MONOGRAM INCOME EQUITY FUND

                     1ST SOURCE MONOGRAM SPECIAL EQUITY FUND

                         1ST SOURCE MONOGRAM INCOME FUND

                                   Four Funds

                                       of

                               The Sessions Group


Form N-1A Part A Item                                      Prospectus Caption
---------------------                                      ------------------

1.      Cover page..................                       Cover Page

2.      Synopsis....................                       Fee Table

3.      Condensed Financial
          Information...............                       Financial Highlights; Performance
                                                           Information

4.      General Description of
          Registrant................                       Investment Objectives and Policies;
                                                           Investment Restrictions; General
                                                           Information - Description of the Group
                                                           and Its Shares

5.      Management of the Fund......                       Management of the Group; General
                                                           Information - Custodian; General
                                                           Information - Transfer Agent

5A.     Management's Discussion
          of Fund Performance.......                       Inapplicable.

6.      Capital Stock and Other
          Securities................                       How to Purchase and Redeem Shares;
                                                           Dividends and Taxes; General Informa-
                                                           tion - Description of the Group and Its
                                                           Shares; General Information - Miscel-
                                                           laneous

7.      Purchase of Securities
          Being Offered.............                       Valuation of Shares; How to Purchase
                                                           and Redeem Shares; Management of the
                                                           Group - Distribution Plan

8.      Redemption or Repurchase....                       How to Purchase and Redeem Shares

9.      Pending Legal Proceedings...                       Inapplicable

1ST SOURCE MONOGRAM INCOME EQUITY FUND
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND
1ST SOURCE MONOGRAM SPECIAL EQUITY FUND
1ST SOURCE MONOGRAM INCOME FUND                                             LOGO
--------------------------------------------------------------------------------


3435 Stelzer Road
Columbus, Ohio 43219
For current yield, purchase, and redemption information, call (800) 766-8938.

--------------------------------------------------------------------------------


  The Sessions Group (the "Group") is an open-end management investment company. The Group includes the 1st Source Monogram Income Equity Fund (the "Income Equity Fund"), the 1st Source Monogram Diversified Equity Fund (the "Diversified Equity Fund"), the 1st Source Monogram Special Equity Fund (the "Special Equity Fund") and the 1st Source Monogram Income Fund (the "Income Fund"), each of which is a diversified investment fund of the Group (the Income Equity, Diversified Equity, Special Equity and Income Funds are hereinafter collectively referred to as the "Funds" and individually as a "Fund"). The Trustees of the Group have divided each Fund's beneficial ownership into an unlimited number of transferable units called shares (the "Shares").


  1st Source Bank, South Bend, Indiana (the "Adviser"), which is a wholly owned subsidiary of 1st Source Corporation ("FSC"), acts as the investment adviser to each of the Funds. In addition, with respect to the Diversified Equity Fund, the Adviser has retained Miller Anderson & Sherrerd LLP, Loomis Sayles & Company, L.P. and Columbus Circle Investors to provide sub-investment advisory services.

  Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Funds at their address or by calling the Funds at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

  This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.


  Each Fund's net asset value per share will fluctuate as the value of its portfolio changes in response to changing market prices, market rates of interest and/or other factors.


  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), Columbus, Ohio, acts as the Funds' administrator and distributor. BISYS Fund Services, Inc., Columbus, Ohio, an affiliate of BISYS, acts as the Funds' transfer agent (the "Transfer Agent") and performs certain fund accounting services for each of the Funds.

  THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE ADVISER, FSC OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                The date of this Prospectus is October 31, 1997.

                               PROSPECTUS SUMMARY


  SHARES OFFERED: Units of beneficial interest ("Shares") of the Income Equity Fund, the Diversified Equity Fund, the Special Equity Fund and the Income Fund, four separate investment funds (collectively, the "Funds") of The Sessions Group, an Ohio business trust (the "Group").

  OFFERING PRICE: The public offering price of each of the Funds is equal to the net asset value per share plus a sales charge of 5.00% (with respect to the Income Equity, Diversified Equity and Special Equity Funds) and 4.00% (with respect to the Income Fund) of the public offering price, reduced on investments of $50,000 or more (See "HOW TO PURCHASE AND REDEEM SHARES--Sales Charges"). Under certain circumstances, the sales charge may be eliminated (See "HOW TO PURCHASE AND REDEEM SHARES--Sales Charge Waivers").


  MINIMUM PURCHASE: $1,000 minimum initial investment with $25 minimum subsequent investments. Such minimum initial and subsequent investments are reduced for investors using the Auto Invest Plan described herein and for employees of the Adviser or one of its affiliates.

  TYPE OF COMPANY: Each Fund is a diversified series of an open-end, management investment company.


  INVESTMENT OBJECTIVES: For the INCOME EQUITY FUND, capital appreciation with current income as a secondary objective.

  For the DIVERSIFIED EQUITY FUND and the SPECIAL EQUITY FUND, capital appreciation.

  For the INCOME FUND, current income consistent with preservation of capital.

  INVESTMENT POLICIES: Under normal market conditions, the INCOME EQUITY FUND will invest substantially all, but in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks.

  Under normal market conditions, the DIVERSIFIED EQUITY FUND will invest substantially all, but in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks--of that amount 25% to 40% will be committed to each of the following styles, representing the three different styles of the Sub-Advisers: (1) investing in companies believed to have strong value measures whose stock is traded at a price below its perceived value, (2) investing in companies believed to have growth potential, and (3) investing in companies believed to be in a position to take advantage of political, economic, industrial or secular trends or developments.

  Under normal market conditions, the SPECIAL EQUITY FUND will invest substantially all, but in no event less than 65%, of its total assets in equity securities issued by companies with market capitalizations ranging on average between $50 million and $1.5 billion and which are considered to have growth potential.

  Under normal market conditions, the INCOME FUND will invest substantially all, but in no event less than 65%, of its total assets in debt securities of all types, including high grade corporate bonds and U.S. Government bonds.


  RISK FACTORS AND SPECIAL CONSIDERATIONS: An investment in any of the Funds is subject to certain risks, including market risk and interest rate risk, as set forth in detail under "INVESTMENT OBJECTIVES AND POLICIES--Risk Factors And Investment Techniques." As with other mutual funds, there can be no assurance that any of the Funds will achieve its investment objectives. The Funds, to the extent set forth under "INVESTMENT OBJECTIVES AND

POLICIES," may engage in the following practices: the use of repurchase agreements and reverse repurchase agreements, purchasing futures contracts, foreign securities and restricted securities, entering into option transactions on securities in which the Funds may invest directly and the purchase of securities on a when-issued or delayed-delivery basis.

  INVESTMENT ADVISER: 1st Source Bank (the "Adviser").

  SUB-ADVISERS: With respect to the Diversified Equity Fund only, Miller, Anderson & Sherrerd LLP, Loomis, Sayles & Company, L.P. and Columbus Circle Investors (collectively, the "Sub-Advisers").


  DIVIDENDS: For each of the Funds, other than the Special Equity Fund, dividends from net income are declared and generally paid monthly. For the Special Equity Fund, dividends from net income are declared and generally paid quarterly. Net realized capital gains, if any, for each of the Funds are distributed at least annually.


  DISTRIBUTOR: BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS").

                                   FEE TABLE


                                                                          INCOME       DIVERSIFIED
                                                                          EQUITY          EQUITY
                                                                           FUND            FUND
                                                                        -----------    ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of offering
  price)..............................................................      5.00%           5.00%
Exchange Fee..........................................................     $   0          $    0
ESTIMATED ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees.......................................................       .80%           1.10%
12b-1 Fees After Fee Waivers(1).......................................       .03             .03
Other Expenses(2).....................................................       .41             .38
                                                                            ----            ----
Estimated Total Fund Operating Expenses After Fee Waivers(1)..........      1.24%           1.51%
                                                                            ====            ====

                                                                            SPECIAL
                                                                            EQUITY       INCOME
                                                                             FUND         FUND
                                                                            -------    -----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price).........................................................    5.00%        4.00%
Exchange Fee..............................................................   $   0        $   0
ESTIMATED ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees...........................................................     .80%         .55%
12b-1 Fees After Fee Waivers(1)...........................................     .03          .03
Other Expenses(2).........................................................     .45          .37
                                                                              ----         ----
Estimated Total Fund Operating Expenses After Fee Waivers(1)..............    1.28%        0.95%
                                                                              ====         ====

---------------

1. BISYS has agreed with the Group to waive a portion of its Rule 12b-1 Fees until on or about October 31, 1998 so that such fees will not exceed during that period, on an annual basis, 0.03% of any Fund's average daily net assets. Absent such Fee Waivers, 12b-1 Fees for each of the Funds would be 0.25% and Estimated Total Fund Operating Expenses would be 1.46%, 1.73%, 1.50% and 1.17% for the Income Equity Fund, Diversified Equity Fund, Special Equity Fund and Income Fund, respectively.
2. "Other Expenses" are based upon estimated amounts for the current fiscal year.

Example You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:


                                                                             1 YEAR      3 YEARS
                                                                             ------      -------
Income Equity Fund........................................................    $ 62         $87
Diversified Equity Fund...................................................      65          95
Special Equity Fund.......................................................      62          89
Income Fund...............................................................      49          69


  The purpose of the above table is to assist a potential purchaser of Shares of any of the Funds in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by the Adviser or any of its affiliates to its customer accounts which may have invested in Shares of the Funds. See "MANAGEMENT OF THE GROUP" and "GENERAL INFORMATION" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses of each Fund. As a result of the payment of sales loads and Rule 12b-1 Fees, long-term Shareholders may pay more than the maximum front-end sales charge permitted by the Rules of the National Association of Securities Dealers, Inc. (the "NASD"). THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


  Each Fund is one separate fund of the Group. The table below sets forth certain information concerning the investment results of the Funds since their inception. Further financial information is included in the Statement of Additional Information. The Financial Highlights contained in the following table have been audited by Coopers & Lybrand L.L.P., independent certified public accountants for the Funds, whose report on the periods ended June 30, 1997, is included in the Statement of Additional Information and which may be obtained by shareholders.

                                                 INCOME        DIVERSIFIED        SPECIAL
                                                 EQUITY           EQUITY           EQUITY           INCOME
                                              ------------     ------------     ------------     ------------
                                               FOR PERIOD       FOR PERIOD       FOR PERIOD       FOR PERIOD
                                                 ENDED            ENDED            ENDED            ENDED
                                                JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
                                                1997 (a)         1997 (a)         1997 (a)         1997 (a)
                                              ------------     ------------     ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD........    $  10.00         $  10.00         $  10.00         $  10.00
                                                --------         --------         --------         --------
INVESTMENT ACTIVITIES
  Net investment income.....................        0.20            (0.01)              --             0.44
  Net realized and unrealized gains (losses)
    on investments..........................        2.32             2.03            (0.10)(d)         0.12
                                                --------         --------         --------         --------
    Total from Investment Activities........        2.52             2.02            (0.10)            0.56
                                                --------         --------         --------         --------
DISTRIBUTIONS
  Net investment income.....................       (0.19)              --               --            (0.43)
  Net realized gains........................       (0.05)           (0.22)              --               --
  In excess of realized gains...............          --               --            (0.31)              --
                                                --------         --------         --------         --------
    Total Distributions.....................       (0.24)           (0.22)           (0.31)           (0.43)
                                                --------         --------         --------         --------
NET ASSET VALUE, END OF PERIOD..............    $  12.28         $  11.80         $   9.59         $  10.13
                                                ========         ========         ========         ========

Total Return (excludes sales charge)........       25.58%(b)        20.42%(b)        -1.03%(b)         5.71%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)........    $ 39,196         $ 74,990         $ 30,524         $ 54,789
  Ratio of expenses to average net assets...        1.37%(c)         1.62%(c)         1.39%(c)         1.05%(c)
  Ratio of net investment income to average
    net assets..............................        2.38%(c)        -0.10%(c)         0.05%(c)         5.71%(c)
  Ratio of expenses to average net
    assets*.................................        1.62%(c)         1.87%(c)         1.65%(c)         1.30%(c)
  Ratio of net investment income to average
    net assets*.............................        2.13%(c)        -0.35%(c)        -0.21%(c)         5.46%(c)
  Portfolio Turnover Rate...................       38.49%           76.54%          152.81%          118.33%
  Average Brokerage Commission Paid.........    $ 0.0988(e)      $ 0.0572(e)      $ 0.0941(e)            --

---------
  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Commencement of the Funds began September 25, September 23, September 20, and September 24, respectively.

(b) Not annualized.

(c) Annualized.

(d) The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged. Pertains to Funds with a greater than 10% investment in equity securities.

                            PERFORMANCE INFORMATION


  From time to time performance information for the Funds showing the Funds' average annual total return and yield may be presented in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL PERFORMANCE AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since commencement of operations for a Fund (or its respective predecessor collective investment fund) and will reflect the imposition of the maximum sales charge. Average annual total return is measured by comparing the value of an investment in such Fund at the beginning of the relevant period to the redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions), which figure is then annualized. Yield will be computed by dividing a Fund's net investment income per share earned during a recent one-month period by that Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each of the Funds may also present its average annual total return and yield, as the case may be, excluding the effect of a sales charge.

  Each of the Funds was initially funded in part by the transfer of all of the assets of a corresponding collective investment fund managed by the Adviser and, in the case of the Diversified Equity Fund, the Sub-Advisers (the "CIFs"). Because the management of the Funds is substantially the same as the corresponding CIF, the quoted performance of those Funds includes the performance of the CIFs for periods prior to the effectiveness of the Group's registration statement as it relates to the Funds. The CIFs were not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore were not subject to certain investment restrictions that are imposed by the 1940 Act. If the CIFs had been so registered, their performance might have been adversely affected.

  For the one year, five year and ten year periods ended June 30, 1997, and the respective periods from commencement of operations to June 30, 1997, the average annual total returns for the Income Equity Fund, the Diversified Equity Fund, the Special Equity Fund and the Income Fund are set forth in the following table. Such performance information includes the prior performance of the respective CIFs for such Funds during those periods which has been restated to reflect the estimated fees for those Funds.

                                                               AVERAGE ANNUAL TOTAL RETURN
                                   ------------------------------------------------------------------------------------
                                          WITH MAXIMUM SALES LOAD(1)                      WITHOUT SALES LOAD
                                   ----------------------------------------    ----------------------------------------
                                                                    SINCE                                       SINCE
              FUND                 1 YEAR    5 YEAR    10 YEAR    INCEPTION    1 YEAR    5 YEAR    10 YEAR    INCEPTION
--------------------------------   ------    ------    -------    ---------    ------    ------    -------    ---------
Income Equity(2)................    20.98%    17.07%    11.52%      13.38%      27.42%    18.32%    17.09%      13.91%
Diversified Equity(3)...........    16.23%    15.06%    11.40%      11.78%      22.52%    16.26%    11.96%      12.27%
Special Equity(2)...............    -8.10%    16.11%    12.49%      12.88%      -3.27%    17.27%    13.04%      13.37%
Income(3).......................     2.63%     5.08%     6.77%       7.11%       6.84%     5.96%     7.21%       7.56%

---------------

1. The maximum sales load for the Income Equity, Diversified Equity and Special Equity Funds is 5.00%. For the Income Fund, the maximum sales load is 4.00%.

2. Commenced operations November 30, 1985.

3. Commenced operations June 30, 1985.


  Of course, past performance is no guarantee as to future performance.

  In addition, from time to time the Funds may also present their distribution rates in supplemental sales literature and in shareholder re-ports, both of which must be accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share made by a Fund over a twelve-month period by the maximum offering price per share at the end of that period. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although each Fund may also present a distribution rate excluding the effect of capital gains and/or a sales charge. The distribution rate differs from the yield because it includes capital gain dividends which are often non-recurring in nature, whereas yield does not include such items.


  Investors may also judge the performance of each Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services, which indices or data may be published by such services or by other services or publications. In addition to performance information, general information about these Funds that appears in such publications may be included in advertisements, sales literature and reports to Shareholders.

  Yield and total return are generally functions of market conditions, interest rates, types of investments held, and operating expenses. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by FSC or by any of its affiliated or correspondent banks, including the Adviser, to its customer accounts which may have invested in Shares of a Fund will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Adviser or BISYS voluntarily reduces all or part of its fees for a Fund, as discussed below, the yield and total return for that Fund will be higher than they would otherwise be in the absence of such voluntary fee reductions.

                       INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL


  The investment objectives of the Income Equity Fund are capital appreciation with current income as a secondary objective. The investment objective for each of the Diversified Equity Fund and the Special Equity Fund is capital appreciation. The investment objectives of the Income Fund are current income consistent with preservation of capital.

  The investment objectives with respect to a Fund are non-fundamental policies and as such may be changed by the Group's Trustees without a vote of the holders of a majority of the outstanding Shares of that Fund (as defined below under "GENERAL INFORMATION--Miscellaneous"). There can be no assurance that the investment objectives of any Fund will be achieved.

THE INCOME EQUITY FUND

  Under normal market conditions, the Income Equity Fund will invest substantially all, but in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks of companies with market capitalization of at least $100 million which the Adviser believes pay above average dividends or interest. For purposes of the foregoing, securities convertible into common stocks include convertible bonds, convertible preferred stock, options and rights. The securities purchased by the Income Equity Fund are those considered by the Adviser to be generally undervalued by the market.

  Under normal market conditions, the Income Equity Fund may also invest up to 35% of its total assets in warrants, sponsored and unsponsored American Depositary Receipts ("ADRs"), as described more fully below, preferred stock, securities of other investment companies and real estate investment trusts ("REITs"), cash and short-term obligations

(with maturities of 12 months or less) (collectively, "Short-Term Obligations") such as commercial paper, bankers' acceptances, certificates of deposit, obligations of the U.S. Government or its agencies or instrumentalities, demand and time deposits of domestic banks and savings and loan associations and repurchase agreements secured by such Short-Term Obligations. Commercial paper which is included within "Short-Term Obligations" is that which is rated at the time of purchase within the two highest rating groups assigned by one or more appropriate nationally recognized statistical rating organizations ("NRSROs") (e.g., Standard & Poor's Corporation and Moody's Investors Service, Inc.), or, if unrated, which the Adviser or the Sub-Adviser, as the case may be, deems to be of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. The Income Equity Fund may engage in other investment techniques described below.

THE DIVERSIFIED EQUITY FUND

  Under normal market conditions, the Diversified Equity Fund will invest substantially all, but in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks of companies with market capitalizations of $100 million or greater--of that amount, 25% to 40% will be committed to each of the following styles, representing the three different styles of the Sub-Advisers: (1) investing in companies believed to have strong value measures whose stock is traded at a price below its perceived value, (2) investing in companies believed to have growth potential, and (3) investing in companies believed to be in a position to take advantage of political, economic, industrial or secular trends or developments. For purposes of the foregoing, securities convertible into common stocks include convertible bonds, convertible preferred stock, options and rights. To the extent the Diversified Equity Fund invests in options or rights, such investments may contribute to its investment objective of capital appreciation.


  Miller Anderson & Sherrerd LLP, one of the Sub-Advisers ("Miller Anderson"), will manage its portion of the Diversified Equity Fund's portfolio with an emphasis on equity securities of companies it believes have traditional value characteristics, i.e., high yield, low price to earnings ratios and low price to book value ratios, which Miller Anderson believes have unrecognized potential for earnings improvement.

  Loomis, Sayles & Company, L.P., another of the Sub-Advisers ("Loomis"), will manage its portion of the Diversified Equity Fund's portfolio with an emphasis on equity securities of companies Loomis believes are entering into a phase of accelerating earnings growth. The criteria used by Loomis to select such securities are historic and current relative price to earnings ratios, and the extent to which Loomis believes that the market has recognized the accelerating growth of such company.

  Columbus Circle Investors, the third Sub-Adviser ("Columbus"), will manage its portion of the Diversified Equity Fund's portfolio based upon Columbus' identification of companies where political or economic developments, secular trends, industry or group dynamics and company-specific events present greater than market expected growth.


  Under normal market conditions, the Diversified Equity Fund may also invest up to 35% of its total assets in ADRs, preferred stock, securities of other investment companies, units of REITs, warrants, cash and Short-Term Obligations. The Diversified Equity Fund may also engage in other investment techniques described below.


THE SPECIAL EQUITY FUND

  Under normal market conditions, the Special Equity Fund will invest substantially all, but in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks (i.e., convertible bonds, convertible preferred stock, options and rights), traded in U.S. markets, and issued by companies believed by the Adviser to exhibit an attractive outlook for growth in sales and earnings and with market capitalizations of between $50 million and $1.5 billion. Such companies may include "unseasoned" companies, i.e., companies that, together with any predecessor, have less than three years of continuous operation. The Special Equity Fund will not invest more than 25% of its total assets in the securities of unseasoned companies.

  The Special Equity Fund may also invest up to 35% of its total assets in warrants, ADRs, securities of other investment companies and REITs, cash and Short-Term Obligations and may engage in other investment techniques described below.

THE INCOME FUND

  Under normal market conditions, the Income Fund will invest substantially all, but in no event less than 65%, of its total assets in debt securities of all types, including variable and floating rate securities, although up to 35% of its total assets may be invested in securities of other investment companies and in preferred stock and dividend paying common stocks. Debt securities include bonds, debentures, notes, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities ("Government Obligations") and fixed-income securities convertible into, or exchangeable for, common stocks. In addition, a portion of the Income Fund may from time to time be invested in participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

  Under normal market conditions, the Income Fund expects to invest primarily in Government Obligations and in debt obligations of United States corporations. The Income Fund also intends that, under normal market conditions, its portfolio will maintain a dollar-weighted average maturity of no more than 18 years.

  The Income Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other Government Obligations. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Income Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

  The Income Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations may be secured or unsecured promises to pay and will in most cases differ in their interest rates, maturities and times of issuance.

  The Income Fund will invest only in corporate debt securities which are rated at the time of purchase within the three highest rating groups assigned by one or more appropriate NRSROs or, if unrated, which the Adviser deems to be of comparable quality. In the event that a security's rating falls below "A" by an appropriate NRSRO, the Adviser will reevaluate the security in order to determine whether to sell. In no event, however, will the Income Fund be required to liquidate such security if it would suffer a loss on the sale of such security or so long as one appropriate NRSRO has rated such security within its three highest rating groups. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information.

  The Income Fund may hold some Short-Term Obligations and securities of other investment companies for cash management purposes.

  The Income Fund may also invest in U.S. dollar denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian Bonds and bonds issued by institutions organized for a specific purpose, such as the World Bank and the European Economic Community, by two or more sovereign governments ("Supranational Agency Bonds").

  The Income Fund may invest up to 25% of its total assets in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by nongovernmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Adviser deems to be of comparable quality. Such mortgage-related securities have mortgage obligations backing such securities, including among others, conventional thirty year fixed rate mortgage obligations, graduated payment mortgage obligations, fifteen year mortgage obligations and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. In addition, prepayment rates will be used to determine a security's estimated average life and the Income Fund's average portfolio duration and its dollar-weighted average portfolio maturity. Accelerated prepayments have an adverse impact on yields for pass-through securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligations are repaid. The opposite is true for pass-through securities purchased at a discount. The Income Fund may purchase mortgage-related securities at a premium or a discount. Reinvestment of principal payments may occur at higher or lower rates than the original yield on such securities. Due to the prepayment feature and the need to reinvest payments and prepayments of principal at current rates, mortgage-related securities can be less effective than typical bonds of similar maturities at maintaining yields during periods of declining interest rates. The term "mortgage-related securities" does not include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities that are not backed by mortgage obligations.


  The Income Fund may also acquire collateralized mortgage obligations or "CMOs." CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Payments of principal or interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. CMOs may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans.

  Asset-backed securities are similar to mortgage-backed securities except that instead of using mortgages to collateralize the obligations, a broad range of other assets may be used as collateral, primarily automobile and credit card receivables and home equity loans. Such receivables and loans are securitized in pass-through structures similar to the mortgage pass-through or pay-through structures described above.

  Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs, asset backed securities and securitized loan receivables, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with stated maturity policies and calculation of the Income Fund's dollar-weighted average maturity, the effective maturity of such securities will be used.

  An increase in interest rates will generally reduce the value of the investments in the Income Fund, and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, the Adviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Adviser will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.


IN GENERAL

  Each of the Funds may purchase securities of other investment companies which in the opinion of the Adviser or Sub-Adviser, as the case may be, will assist such Fund in achieving its investment objective and/or for cash management purposes, may enter into repurchase and reverse repurchase agreements, and may enter into options and futures transactions and write covered call options on securities that such Fund could otherwise purchase directly. In addition, the Income Fund may purchase securities on a when-issued basis.

  The securities purchased by the Funds are generally traded on U.S. markets, including the New York Stock Exchange, the American Stock Exchange and NASDAQ, although each Fund may purchase securities which are restricted as to their disposition, including those eligible for resale under Rule 144A under the Securities Act of 1933 ("Rule 144A Securities").

  During temporary defensive periods as determined by the Adviser or the appropriate Sub-Adviser, as the case may be, based upon current or anticipated market conditions, each Fund may hold up to 100% of its total assets in Short-Term Obligations as described above or in cash. However, to the extent that a Fund is so invested, it may not achieve its investment objective or objectives.

  Each of the Funds may invest in certain types of securities which are considered to be "derivative" securities, such as certain variable or floating rate securities, options and futures. A derivative is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates), security, commodity or other asset. The Income Equity Fund, the Diversified Equity Fund, and the Special Equity Fund each will not invest more than 25% of its total assets in such derivatives. With respect to the Income Fund, such Fund may invest up to 35% of its total assets in CMOs and asset-backed securities and up to 25% of its total assets in any other derivatives. Notwithstanding the foregoing, with respect to the Income Fund, there is no limitation on the amount of its total assets which may be invested in variable or floating rate obligations regardless of whether or not such obligations are deemed to be "derivatives."

RISK FACTORS AND INVESTMENT TECHNIQUES

  Like any investment program, an investment in any of the Funds entails certain risks. Equity securities such as those in which the Income Equity, Diversified Equity and Special Equity Funds may invest are more volatile and carry more risk than some other forms of investment, including investments in high grade fixed income securities. Therefore, such Funds are subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods of time.

  Since the Income Fund invests in bonds, investors in such Fund, to the extent so invested, are exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in the level of interest rates. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stocks, there have been in the recent past extended periods of cyclical increases in interest rates that have caused significant declines in bond prices and have caused the effective maturity of securities with pre-payment features to be extended, thus effectively converting short or intermediate term securities into longer term securities which are generally more volatile in price.


  The Special Equity Fund is intended for investors who can accept the higher risks involved in seeking potentially higher capital appreciation through investments in growth oriented companies. A growth oriented company typically invests most of its net income in its enterprise and does not pay out much, if any, in dividends. Accordingly, the Special Equity Fund does not anticipate any significant distributions to shareholders from net investment income, and potential investors should be in a financial position to forego current income from their investment in the Special Equity Fund. The securities of less seasoned companies may have limited marketability, and therefore may be less liquid, and may be subject to more abrupt or erratic market movements over time than securities of more seasoned companies or the market as a whole.


  Depending upon the performance of each Funds' investments, the net asset value per share of a Fund may decrease instead of increase.


  Repurchase Agreements. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities, in exchange for cash from banks and/or registered broker-dealers which the Adviser or Sub-Adviser, as the case may be, deems creditworthy under guidelines approved by the Group's Board of Trustees. The seller agrees to repurchase such securities at a mutually agreed date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which such Fund may invest directly. For further information about repurchase agreements and the related risks, see "INVESTMENT OBJECTIVES AND POLI-

CIES--Additional Information on Portfolio Instruments--Repurchase Agreements" in the Statement of Additional Information.

  Reverse Repurchase Agreements. Each Fund may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with such Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance the Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about, and limitations on the use of, reverse repurchase agreements, see investment restriction no. 3 under "INVESTMENT RESTRICTIONS" below and "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments--Reverse Repurchase Agreements" in the Statement of Additional Information.

  Except as otherwise disclosed to the Shareholders of the Funds, the Group will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, BISYS, or their affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.


  Variable and Floating Rate Obligations. A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value.

  A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value.

  Such obligations are frequently not rated by credit rating agencies; however, unrated variable and floating rate obligations purchased by the Income Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Income Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such obligations and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate obligation purchased by the Income Fund, the Income Fund may attempt to resell the obligation at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Income Fund to dispose of a variable or floating rate obligation in the event the issuer of the obligation defaulted on its payment obligations and the Income Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate obligations may be secured by bank letters of credit.

  In the event the interest rate of a variable or floating rate obligation is established by reference to an index or an interest rate that may from time to time lag behind other market interest rates, there is the risk that the market value of such obligation, on readjustment of its interest rate, will not approximate its par value.

  Variable and floating rate obligations for which no readily available market exists will be purchased in an amount which, together with other illiquid securities, exceeds 15% of the Income Fund's net assets only if such obligations are subject to a demand feature that will permit the Income Fund to receive payment of the principal within seven days after demand by the Income Fund.

  Options. Each Fund may also purchase put and call options for hedging purposes. The Funds anticipate that options will be exchange traded options, meaning that such options are generally standardized and are guaranteed by a clearing agency, which is in contrast to over-the-counter or OTC traded options. A put option gives the purchaser of the option the right to sell, and obligates the writer (seller) of the option to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. A call option gives the purchaser of the option the right to buy, and obligates the seller of the option to sell, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options.

  For hedging purposes, each of the Funds may also engage in writing call options from time to time as the Adviser or the Sub-Adviser, as the case may be, deems appropriate. A Fund will write only covered call options (options on securities owned by that Fund). When a Fund writes a covered call option and such option is exercised, that Fund will forego the appreciation, if any, on the underlying security in excess of the exercise price. In order to close out a call option it has written, a Fund will enter into a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which that Fund previously wrote on any particular securities. When a portfolio security subject to a call option is sold, the Fund which wrote the call will effect a closing purchase transaction to close out any existing call option on that security. There is no assurance of liquidity in the secondary market for purposes of closing out options positions. If that Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or such Fund delivers the underlying security upon exercise.

  Each of the Funds, as part of its options transactions, also may purchase index put and call options and write index options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.


  A Fund may lose the expected benefit of options transactions if interest rates or securities prices move in an unanticipated manner. In addition, the value of a Fund's options positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting such Fund's ability to hedge effectively against market or interest rate risk. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise. Under normal conditions, it is not expected that any such Fund would permit the underlying value of its portfolio securities subject to such options to exceed 25% of its net assets.


  Futures Contracts. Each Fund may also enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities, interest rate or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index or based on an interest rate is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index or interest rate, as the case may be. A Fund may use this investment technique as a substitute for a comparable market position in the underlying securities or to hedge against anticipated future changes in market prices or interest rates, which otherwise might adversely affect either the value of such Fund's securities or the prices of securities which the Fund intends to purchase at a later date. Alternatively, a Fund may purchase or sell futures contracts to hedge against changes in market interest rates which may result in the premature call at par value of certain securities which the Fund has purchased at a premium.

  Each Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for such Fund than might later be available in the market when it effects anticipated purchases.


  The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. A Fund may also sell options on futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected, that there will be a correlation between price movements in the Fund's portfolio securities which are the subject of the hedge or of liquidity in the secondary market for purposes of closing out future positions. In addition, a Fund's purchase of such options will be based upon predictions as to anticipated interest rate or other market trends, which could prove to be inaccurate.


  In general, the value of futures contracts sold by a Fund to offset declines in its portfolio securities will not exceed the total market value of the portfolio securities to be hedged, and futures contracts purchased by a Fund will be covered by a segregated account consisting of cash or liquid securities in an amount equal to the total market value of such futures contracts, less the initial margin deposited therefor.

  When buying futures contracts and when writing put options, a Fund will be required to segregate in a separate account cash and/or liquid securities in an amount sufficient to meet its obligations. When writing call options, a Fund will be required to own the financial instrument or futures contract underlying the option or segregate cash and/or liquid securities in an amount sufficient to meet its obligations under written calls.

  Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed five percent of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualifications as a regulated investment company.


  A Fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting such Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. For futures contracts based on indices, the risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if the market does not move as anticipated when the hedge is established.


  Foreign Investments. As described above, each of the Income Equity, Diversified Equity and Special Equity Funds may invest in sponsored and unsponsored ADRs. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Unsponsored ADRs may be less liquid than sponsored ADRs, and there may be less information available regarding the underlying foreign issuer for unsponsored ADRs.


  Investments in foreign securities, including ADRs, may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other investment income, fluctuations in exchange rates, possible seizure, nationalization, or expropriation of foreign deposits or investments, the possible establishment of exchange controls or taxation at the source, less stringent disclosure requirements, less liquid or developed securities markets or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal, interest or dividends on such securities or the purchase or sale thereof. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. A Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Adviser believes that the risks associated with such instruments are minimal.

  Securities Lending. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the

Adviser or the Sub-Adviser, as the case may be. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by such Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default on its obligations, the Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser or the Sub-Adviser, as the case may be, has determined are creditworthy under guidelines established by the Group's Board of Trustees.

  When-Issued and Delayed Delivery Transactions. The Income Fund may purchase securities on a when-issued or delayed-delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The Income Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of its investment objective and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received on the settlement date. When a Fund agrees to purchase such securities, however, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.

  Restricted Securities. Securities in which the Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold, if at all, to other institutional investors through or with the assistance of the issuer or investment dealers who facilitate the resale of such Section 4(2) securities, thus providing some liquidity.


  Pursuant to procedures adopted by the Board of Trustees of the Group, the Adviser, or the Sub-Adviser, as the case may be, may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. Rule 144A permits a Fund to purchase securities which have been privately placed and resell such securities to certain qualified institutional buyers without restriction. For purposes of determining whether a Rule 144A security is readily saleable, and therefore liquid, the Adviser or the Sub-Adviser, as the case may be, must consider, among other things, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and marketplace trades of such security. However, investing in Rule 144A securities, even if such securities are initially determined to be liquid, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.


  Investment Company Securities. Each Fund may also invest in the securities of other investment companies in accordance with the limitations of the 1940 Act and any exemptions therefrom. Each Fund intends to invest in the securities of other investment companies which, in the opinion of the Adviser or the Sub-Adviser, as the case may be, will assist such Fund in achieving its investment objectives and in money market mutual funds for purposes of short-term cash management. A Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in mutual funds. Additional restrictions on the Funds' investments in the securities of other mutual funds are described in the Statement of Additional Information.


PORTFOLIO TURNOVER

  The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. The portfolio turnover rate for each of the Funds may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions. Portfolio turnover information is set forth above under "FINANCIAL HIGHLIGHTS."

                            INVESTMENT RESTRICTIONS

  Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION--Miscellaneous" herein).

  Each of the Funds will not:

    1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations, if, immediately after such purchase, more than 5% of such Fund's total assets would be invested in such issuer, or such Fund would hold more than 10% of outstanding voting securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such obligations.


    2. Purchase any securities which would cause more than 25% of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry; provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

    3. Borrow money or issue senior securities except as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder. So long as the Money Market Fund's borrowings, including reverse repurchase agreements and dollar roll agreements, exceed 5% of such Fund's total assets, the Money Market Fund will not acquire any portfolio securities.

    4. Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions, and enter into repurchase agreements.


  The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of a Fund: Each of the Funds will not purchase or otherwise acquire any security, if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.


  For purposes of this investment restriction, illiquid securities include securities which are not readily marketable and repurchase agreements with maturities in excess of seven days.

  In addition to the above investment restrictions, each Fund is subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES--Investment Restrictions" in the Funds' Statement of Additional Information.


                              VALUATION OF SHARES

  The net asset value of each Fund is determined and its Shares are priced as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each Business Day of such Fund. The time at which the Shares of a Fund is priced is hereinafter referred to as the "Valuation Time." A "Business Day" of a Fund is a day on which the Exchange is open for trading and any other day (other than a day on which no Shares of that Fund are tendered for redemption and no order to purchase any Shares of that Fund is received) during which there is sufficient trading in portfolio instruments such that such Fund's net asset value per share might be materially affected. The Exchange will not be open in observance of the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share for purposes of pricing purchases and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund, by the number of that Fund's outstanding Shares.

  The net asset value per share for each of the Funds, will fluctuate as the value of the investment portfolio of a Fund changes.

  The portfolio securities in each of the Funds for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities normally are traded. Unlisted securities for which market quotations are readily available are valued at such market values. Other securities, including restricted securities and other securities for which market quotations are not readily available, and other assets are valued at fair value by the Adviser under procedures established by, and under the supervision of the Group's Board of Trustees. Securities may be valued by an independent pricing service approved by the Group's Board of Trustees. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares in each Fund are sold on a continuous basis by the Group's distributor, BISYS (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, telephone the Group at (800) 766-8938.

PURCHASES OF SHARES


  Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by the Adviser or its correspondent or affiliated banks (collectively, the "Banks").


  Shares of the Funds sold to the Banks acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to Shares of the Funds so sold, it is the responsibility of the particular Bank to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers. A Bank will exercise voting authority for those Shares for which it is granted authority by the Customer.

  Investors may also purchase Shares of a Fund by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the appropriate Fund, to the 1st Source Monogram Funds, P.O. Box 182084, Columbus, Ohio 43218-2084. Subsequent purchases of Shares of that Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Group, to the above address.

  If an Account Registration Form has been previously received by the Group, investors may also purchase Shares by wiring funds to the Funds' custodian. Prior to wiring any such funds and in order to ensure that wire orders are invested promptly, investors must call the Group at (800) 766-8938 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

  Shares of each Fund are purchased at the net asset value per share (see "VALUATION OF SHARES") next determined after receipt by the Distributor, its agents or broker-dealers with whom it has an agreement of an order in good form to purchase Shares plus any applicable sales charge as described below. Purchases of Shares of a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of that Fund.


  For orders for the purchase of Shares of any of the Funds placed through a broker-dealer, the applicable public offering price will be the net asset value as so determined (plus any applicable sales charge), but only if the broker-dealer receives the order and transmits it to the Distributor prior to the Valuation Time for that day. The broker-dealer is responsible for transmitting such orders by the Valuation Time. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.


  Depending upon the terms of a particular Customer's account, the Banks or their affiliates may charge a Customer account fees for automatic investment and other cash management services provided in connection with an investment in a Fund. Information concerning these services and any charges will be provided by the Banks. This Prospectus should be read in conjunction with any such information received from the Banks or their affiliates.

  Each Fund reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.

  Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares owned by the Shareholder and the number of Shares being held in safekeeping by the Transfer Agent for the account of the Shareholder. Reports of purchases and redemptions of Shares by Banks on behalf of their Customers will be sent by the Banks to their Customers. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

1ST SOURCE MONOGRAM INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

  A 1st Source Monogram IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. 1st Source Monogram IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

  All 1st Source Monogram IRA distribution requests must be made in writing to the Distributor. Any deposits to a 1st Source Monogram IRA must distinguish the type and year of the contributions.


  For more information on the 1st Source Monogram IRAs call the Group at (800) 766-8938. The rules relating to IRA eligibility, contributions and distributions are complex and change from time to time. Therefore, shareholders are advised to consult a tax adviser on 1st Source Monogram IRA contribution and withdrawal requirements and restrictions.


AUTO INVEST PLAN

  The 1st Source Monogram Funds Auto Invest Plan enables Shareholders to make regular semi-monthly, monthly or quarterly purchases of Shares of a Fund through automatic deduction from their bank accounts, provided that the Shareholder's bank is a member of the Federal Reserve and the Automated Clearing House (ACH) system. With Shareholder authorization, the Transfer Agent will deduct the amount specified (subject to the applicable minimums described below) from the Shareholder's bank account which will automatically be invested in Shares of the designated Fund at the public offering price next determined after receipt of payment by the Transfer Agent. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Registration Form or a supplemental sign-up form which can be acquired by calling the Group at (800) 766-8938. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Group at: 3435 Stelzer Road, Columbus, Ohio 43219.

  The Group may eliminate or change the Auto Invest Plan at any time or from time to time without notice thereof.

MINIMUM INVESTMENT

  The following table sets forth the minimum requirements for initial purchases of a Fund's Shares and any subsequent purchases made thereafter. As the table shows, these requirements may vary depending upon the method or methods used by the purchaser to invest in the Funds.

                       MINIMUM          MINIMUM
                    REQUIREMENTS      REQUIREMENTS
                         FOR              FOR
   METHOD OF           INITIAL         SUBSEQUENT
    PURCHASE          PURCHASES        PURCHASES
----------------   ---------------    ------------
For purchases
other than
through the Auto
Invest Plan:
  Non-IRA.......   $1,000 per Fund    $25 per Fund
  IRAs..........   $1,000 per Fund    $25 per Fund
For purchases
made through the
Auto Invest
Plan:
  Non-IRA.......   $   25 per Fund    $25 per Fund
  IRAs..........   $  250 per Fund    $25 per Fund

SPECIAL PURCHASE PROGRAMS


  For Employees of the Adviser or one of its Affiliates. The Adviser has arranged for lower minimum requirements for its employees and the employees of its affiliates (collectively, "Employees") to invest in the Funds. Regardless of the method chosen by an Employee to purchase Shares (e.g., whether or not for an IRA and whether or not through the Auto Invest Plan), all initial purchases of Shares in a Fund must be for a dollar amount of not less than $10 and all subsequent purchases of Shares in that Fund must be for a dollar amount of not less than $10.


  Employees should note that regardless of the amount that they use to open a 1st Source Monogram IRA, the annual fee of $10 will be deducted from their IRA account each December. Therefore, if an Employee opens a 1st Source Monogram IRA account with only the minimum investment and does not add to it during that year, the annual fee may reduce the Employee's IRA account balance to $0.


  For Payroll Deduction Plans. Lower minimum requirements are also available for people investing in the Funds through a payroll deduction plan offered by their employer. For purchases of Shares of a Fund through such a plan all initial purchases must be for a dollar amount of not less than (1) $10 and all subsequent purchases of Shares in that Fund must be for a dollar amount of not less than $10 per payroll deduction if you are paid at least twice a month or
(2) $25 and all subsequent purchases of Shares in that Fund must be for a dollar amount of not less than $25 per payroll deductions if you are paid less than twice a month.


IN-KIND PURCHASES

  Payment for Shares of a Fund may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund as described in this Prospectus. For further information about this form of payment, contact the Adviser. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the date of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form of transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

SALES CHARGES


  The public offering price of Shares of each of the Funds equals net asset value plus a sales charge calculated in accordance with the tables below. BISYS receives this sales charge as Distributor and reallows a portion of it as dealer discounts and brokerage commissions. However, the Distributor, in its sole discretion, may pay certain dealers all or part of the portion of the sales charge it receives. The broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the 1933 Act.

INCOME EQUITY, DIVERSIFIED EQUITY
AND SPECIAL EQUITY FUNDS

                                                DEALER
                                               DISCOUNTS
                   SALES     SALES CHARGE    AND BROKERAGE
   AMOUNT OF      CHARGE        AS % OF       COMMISSIONS
  TRANSACTION     AS % OF       PUBLIC          AS % OF
   AT PUBLIC    NET AMOUNT     OFFERING         PUBLIC
OFFERING PRICE   INVESTED        PRICE      OFFERING PRICE
--------------- -----------  -------------  ---------------
Less than
 $50,000.......     5.26%         5.00%           4.50%
$50,000 but
 less than
 $100,000......     4.17          4.00            3.60
$100,000 but
 less than
 $250,000......     3.09          3.00            2.70
$250,000 but
 less than
 $500,000......     2.04          2.00            1.80
$500,000 but
 less than
 $1,000,000....     1.52          1.50            1.35
$1,000,000 or
 more..........        0             0               0



INCOME FUND



                                                DEALER
                                               DISCOUNTS
                   SALES     SALES CHARGE    AND BROKERAGE
   AMOUNT OF      CHARGE        AS % OF       COMMISSIONS
  TRANSACTION     AS % OF       PUBLIC          AS % OF
   AT PUBLIC    NET AMOUNT     OFFERING         PUBLIC
OFFERING PRICE   INVESTED        PRICE      OFFERING PRICE
--------------- -----------  -------------  ---------------
Less than
 $50,000.......     4.17%         4.00%           3.60%
$50,000 but
 less than
 $100,000......     3.63          3.50            3.15
$100,000 but
 less than
 $250,000......     3.09          3.00            2.70
$250,000 but
 less than
 $500,000......     2.04          2.00            1.80
$500,000 but
 less than
 $1,000,000....     1.52          1.50            1.35
$1,000,000 or
 more..........        0             0               0


  From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. The Distributor, at its own expense, will also provide additional compensation to dealers in connection with sales of Shares of the Funds. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one of more funds of the Group, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

SALES CHARGE WAIVERS

  The Distributor may waive sales charges for the purchase of Shares of a Fund by or on behalf of:

  (1) Accounts for which FSC, the Adviser, banks and trust companies or one of their affiliates acts in a fiduciary, advisory, agency, custodial (other than for individual retirement accounts), or similar capacity;

  (2) Officers, trustees, directors, employees and retired employees (including spouses and children under the age of 21 of the foregoing) of FSC, the Adviser, the Group, BISYS and any affiliates thereof;

  (3) Purchasers pursuant to the terms of a payroll deduction plan, a 401(k) plan or a 403(b) plan which by its terms permits purchases of Shares of the Funds;

  (4) Purchasers using solely the proceeds from a distribution from an account for which the Adviser or an affiliate serves in a trust, fiduciary or agency capacity (this waiver only applies to the initial purchase of Shares with such proceeds);

  (5) Brokers, dealers and agents for their own account, who have a sales agreement with the Distributor, and their employees (and their spouses and children under the age of 21);

  (6) Orders placed on behalf of other investment companies distributed by The BISYS Group, Inc. or its affiliated companies, including the Distributor;

  (7) Investment advisers or financial planners regulated by a federal or state governmental authority who are purchasing Shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent; and

  (8) Investors purchasing Shares with proceeds from a redemption of shares of another open-end investment company (other than the Group) on which a sales charge was paid if (i) such redemption occurred with sixty (60) days prior to the date of the purchase order and (ii) satisfactory evidence of the purchaser's eligibility is provided to the Distributor at the time of purchase (e.g., a confirmation of the redemption).

  The Distributor may change or eliminate the foregoing waivers at any time or from time to time without notice thereof. The Distributor may also periodically waive all or a portion of the sales charge for all investors with respect to a Fund.

CONCURRENT PURCHASES




  For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of a Fund and one or more of the other Funds. For example, if a Shareholder concurrently purchases Shares in the Diversified Equity Fund at the total public offering price of $25,000 and Shares in the Income Fund at the total public offering price of $30,000, the sales charge on the Shares of the Funds so sold would be that applicable to a $55,000 purchase as shown in the tables above, i.e., 4.00% for the Shares of the Diversified Equity Fund and 3.50% for Shares of the Income Fund. This privilege, however, may be modified or eliminated at any time or from time to time by the Group without notice thereof.

LETTER OF INTENT

  An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Shares of a Fund at a designated total public offering price within a designated 13-month period. Each purchase of Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. This program may be modified or eliminated at any time or from time to time by the Group without notice. For further information about letters of intent, interested investors should contact the Group at (800) 766-8938.

  A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Shares actually purchased if the full amount indicated is not purchased, and such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Shares, whether paid in cash or reinvested in additional Shares, are not subject to escrow. The escrowed Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. An adjustment will be made to reflect any reduced sales charge applicable to Shares purchased during the 90-day period prior to the date the Letter of Intent was entered into at the conclusion of the 13-month period and in the form of additional Shares credited to the Shareholder's account at the then current public offering price applicable to a single purchase of the total amount of the total purchases. Additionally, if the total purchases within the 13-month period exceed the amount specified, a similar adjustment will be made to reflect further reduced sales charges applicable to such purchases.

RIGHT OF ACCUMULATION


  Pursuant to the right of accumulation, investors are permitted to purchase Shares of a Fund at the public offering price applicable to the total of (a) the total public offering price of the Shares of the Fund then being purchased plus
(b) an amount equal to the then current net asset value of the purchaser's combined holdings of the Shares of all of the Funds. For example, if a Shareholder held Shares of the Special Equity Fund and the Income Fund with a total net asset value of $200,000 and wanted to invest $60,000 in the Income Equity Fund, the sales charge applicable to such $60,000 investment in the Income Equity Fund would be 2.00%. The "purchaser's combined holdings" described in the preceding sentence shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Group without notice.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged for Shares of any of the other Funds at respective net asset values upon the payment of a sales charge equal to the difference, if any, between the sales charge payable upon purchase of Shares of such Fund and the sales charge previously paid on the Fund Shares to be exchanged. With respect to every exchange, the amount to be exchanged must meet the applicable minimum investment requirements and the exchange is made in states where it is legally authorized.

  An exchange is considered a sale of Shares for federal income tax purposes. However, a Shareholder may not include any sales charge on Shares of a Fund as a part of the cost of those Shares for purposes of calculating the gain or loss realized on an exchange of those Shares within 90 days of their purchase.

  The Group may at any time modify or terminate the foregoing exchange privileges. The Group, however, will give shareholders 60 days' advance written notice of any such modification.


  A Shareholder wishing to exchange his or her Shares may do so by contacting the Group at (800) 766-8938 or by providing written instructions to the Group. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the Fund in which he or she wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "Redemption by Telephone" below.

REDEMPTION OF SHARES

  Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at a Bank. For example, if a Customer has agreed with a Bank to maintain a minimum balance in his or her account with the Bank, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Bank may redeem on behalf of the Customer, all or part of the Customer's Shares of a Fund to the extent necessary to maintain the required minimum balance.

Redemption by Mail

  A written request for redemption must be received by the Group, at the address shown on the front page of this Prospectus, in order to honor the request. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record or mailed or wired to a commercial bank account previously designated on the Account Registration Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

Redemption by Telephone

  If a Shareholder has so designated on the Account Registration Form, a Shareholder may request a redemption of his or her Shares by telephoning the Group and having the payment of redemption requests sent electronically directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form or mailed directly to the Shareholder at the Shareholder's address as recorded by the Transfer Agent. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. The Group may reduce the amount of a wire redemption payment by the then-current wire redemption charge of the Funds' custodian. There is currently no charge for having payment of redemption requests mailed or sent electronically to a designated bank account. For telephone redemptions, call the Group at (800) 766-8938.

  Neither the Group, the Funds nor their service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with a Fund's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. Each Fund will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, such Fund or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, Shareholders are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Group at the address shown on the front page of this Prospectus.

AUTO WITHDRAWAL PLAN

  The Auto Withdrawal Plan enables Shareholders of a Fund, with an account balance in such Fund of $5,000 or more, to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum withdrawal is $25 monthly. To participate in the Auto Withdrawal Plan, Shareholders should call (800) 766-8938 for more information. Purchases of additional Shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities and sales charges. For a Shareholder to change the Auto Withdrawal instructions, the request must be made in writing to the Group.

PAYMENTS TO SHAREHOLDERS


  Redemption orders are effected at the net asset value per share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, each Fund will attempt to honor requests from Shareholders for next day payments upon redemption of Shares if the request for redemption is received by the Distributor before the Valuation Time on a Business Day or, if the request for redemption is received after the Valuation Time, to honor requests for payment on the second Business Day. Each Fund will attempt to so honor redemption requests unless it would be disadvantageous to that Fund or the Shareholders of that Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

  At various times, the Group may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Group may delay the forwarding of proceeds for up to 10 days or more until payment has been collected for the purchase of such Shares. The Group intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Group may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Due to the relatively high cost of handling small investments, each Fund reserves the right to redeem, at net asset value, the Shares of that Fund of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Shares, the deduction of any sales charge or the establishment of an account by an employee of the Adviser or one of its affiliates, by using the Auto Invest Plan or by participating in a payroll deduction plan), the account of such Shareholder has a value of less than $1,000. Accordingly, an investor purchasing Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she there-after redeems some of his or her Shares. In addition, a former employee of the Adviser or a person who established an account by payroll deduction but stops making investments in that Fund under that plan may be subject to such involuntary redemption if the value of his or her account is below $1,000. Before a Fund exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed not less than 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000.


  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" and "NET ASSET VALUE" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption.

                              DIVIDENDS AND TAXES

DIVIDENDS


  A dividend for each of the Funds, other than the Special Equity Fund, is declared monthly at the close of business on the day of declaration and is generally paid monthly. A dividend for the Special Equity Fund is declared quarterly at the close of business on the day of declaration and is generally paid quarterly. Each such dividend consists of an amount of accumulated undistributed net income of that Fund as determined necessary or appropriate by the appropriate officers of the Group.


  Shareholders will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of that particular Fund at the net asset value as of the date of payment, unless the Shareholder elects to receive dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

  Distributable net realized capital gains for each Fund are distributed at least annually. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares in a Fund.

  If a Shareholder elects to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, the Shareholder's cash election will be changed automatically and future dividend and capital gains distributions will be reinvested in that Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in that Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAXES

  General. Each of the Funds is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") for so long as such qualification is in the best interest of that Fund's Shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income. Each Fund contemplates declaring as dividends all or substantially all of that Fund's investment company taxable income (before deduction of dividends paid).

  A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. If distributions during a calendar year were less than the required amount, that Fund would be subject to a nondeductible 4% excise tax on the deficiency.


  It is expected that each Fund will distribute annually to Shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends eligible for the dividends deduction, if any, received by the Fund bear to its gross income. Since all of the Income Fund's net investment income is expected to be derived from earned interest and short-term capital gains, it is anticipated that no part of any distribution from such Fund will be eligible for the dividends received deduction for corporation.

  Distribution by a Fund of the excess of net mid-term or net long-term capital gain over net short-term capital loss is taxable to Shareholders as mid-term or long-term capital gain, respectively, in the year in which it is received, regardless of how long the Shareholder has held the Shares. Such distributions are not eligible for the dividends received deduction.


  If the net asset value of a Share is reduced below the Shareholder's cost of that Share by the distribution of income or gain realized on the sale of securities, the distribution, from a practical stand point, is a return of invested principal, although taxable as described above.

  Prior to purchasing Shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of Shares prior to the record date will have the effect of reducing the per share net asset value of the Shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

  Additional information regarding federal taxes is contained in the Statement of Additional Information under the heading "ADDITIONAL INFORMATION--Addi-tional Tax Information." However, the information contained in this Prospectus and the additional material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Funds and their Shareholders. Accordingly, potential investors are urged to consult their tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

  Shareholders will be advised at least annually as to the federal and state income tax consequences of distributions made to them during the year.

                            MANAGEMENT OF THE GROUP

TRUSTEES OF THE GROUP

  Overall responsibility for management of the Group rests with its Board of Trustees. At any given time all Trustees of the Group may not have been elected by shareholders of the Group. The Group will be managed by the Trustees in accordance with the laws of Ohio governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise its day-to-day operations.

  The Trustees of the Group receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS or BISYS Fund Services Inc., the sole general partner of BISYS, re-ceives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Group for acting as Administrator and under the Distribution Plan discussed below, may receive fees under the Administrative Services Plan discussed below, and may retain all or a portion of any sales load imposed upon purchases of Shares. BISYS Fund Services, Inc. receives fees from each of the Funds for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER


  1st Source Bank, 100 North Michigan Street, South Bend, Indiana 46601, is the investment adviser of each Fund. The Adviser is a wholly owned subsidiary of 1st Source Corporation, a publicly held bank holding company ("FSC"). The Adviser was founded in 1936, and while it has not previously served as an investment adviser to an open-end management investment company, the Adviser and its affiliates administer and manage, on behalf of their clients, trust assets which as of September 30, 1997, totalled approximately $1.47 billion. Of such amount, approximately $851 million are managed on behalf of personal trust customers and approximately $616 million are managed on behalf of employee benefit plans. The Adviser has over 60 years of banking experience and as of September 30, 1997, had, on a consolidated basis with FSC, over $2.32 billion in assets.

  Subject to the general supervision of the Board of Trustees of the Group and in accordance with the investment objectives and restrictions of the Funds, the Adviser manages, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Income Equity Fund, the Special Equity Fund and the Income Fund, and, through the Sub-Advisers, the Diversified Equity Fund.

  For the services provided and expenses assumed pursuant to its investment advisory agreement with the Group, the Adviser receives a fee from each of the Funds, computed daily and paid monthly, at the following rates: with respect to the Income Equity Fund, the annual rate of eighty one-hundredths of one percent (0.80%) of such Fund's average daily net assets; with respect to the Diversified Equity Fund, the annual rate of one hundred ten one-hundredths of one percent (1.10%) of such Fund's average daily net assets; with respect to the Special Equity Fund, the annual rate of eighty one-hundredths of one percent (0.80%) of such Fund's average daily net assets; and with respect to the Income Fund, the annual rate of fifty-five one-hundredths of one percent (0.55%) of such Fund's average daily net assets.

  The Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The Adviser may not seek reimbursement of such voluntarily reduced fees after the end of the fiscal year in which the fees were reduced. The reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a reduction. While the fees of the Adviser with respect to the Income Equity, Special Equity and Diversified Equity Funds are higher than similar fees paid by most mutual funds, the Board of Trustees believes such fees to be fair and reasonable.


  Ralph Shive is the portfolio manager of the Income Equity Fund. Mr. Shive has served as Vice President and an investment officer of the Adviser since September, 1989. Generally, Mr. Shive has worked as an analyst and portfolio manager for 20 years after receiving his BBA from Southern Methodist University. Prior to joining the Adviser, he was employed by a brokerage firm and a private investment partnership in Dallas, Texas. He is a Chartered Financial Analyst and manages the Income

Equity Fund as well as individual portfolios with a focus on "value" investing.

  J. Gregory Turner is the portfolio manager of the Special Equity Fund. Mr. Turner has served as an investment officer of the Adviser since 1994. Prior thereto and since October, 1986 he worked for IAA Trust Company, Bloomington, Illinois, as a portfolio manager. Generally, Mr. Turner has worked as an analyst and portfolio manager for 10 years after receiving his BS from Illinois State University and a masters degree in management from Purdue University. As a Chartered Financial Analyst, Mr. Turner manages individual portfolios, the Special Equity Fund, and other growth equity accounts.


  Since March 17, 1997, John S. Seidl has served as the portfolio manager of the Income Fund. Mr. Seidl has served as Vice President and a Senior Investment Officer of the Adviser since 1985. He has worked more than 21 years as an Analyst and Senior Portfolio Manager after receiving his BBA from the University of Notre Dame. Mr. Seidl is a Chartered Financial Analyst who focuses his efforts on the fixed income market, along with being responsible for the overall investment strategy of the department.

THE SUB-ADVISERS

  Pursuant to the terms of its Investment Advisory Agreement with the Group, the Adviser has entered into Sub-Investment Advisory Agreements with each of: Miller Anderson, One Tower Bridge, Suite 1100, West Conshohocken, Pennsylvania 19428; Loomis, 3 First National Plaza, Suite 5450, Chicago, Illinois 60600; and Columbus, One Station Place, Stamford, Connecticut 06902. Pursuant to the terms of such Sub-Investment Advisory Agreements, each of the Sub-Advisers has been retained by the Adviser to manage the day-to-day investment and reinvestment of a designated portion of the assets of the Diversified Equity Fund, subject to the direction and control of the Group's Board of Trustees, and the Adviser is responsible for selecting and monitoring each Sub-Adviser and reporting the activities of each Sub-Adviser to the Company's Board of Trustees.

  Miller Anderson was founded in 1969 and is a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. Miller, Anderson provides advice primarily to institutions, including other investment companies, and currently has approximately $47.2 billion in assets under management, of which approximately $6.7 billion is managed using Miller Anderson's value style as described above. Robert J. Marcin, CFA, is primarily responsible for the day-to-day management of that portion of the Diversified Equity Fund's portfolio managed by Miller Anderson. Mr. Marcin has been a Partner with Miller Anderson since 1994, and has had more than 14 years of investment experience.


  Loomis is a limited partnership, the sole general partner of which is Loomis, Sayles & Company, Incorporated, One Financial Center, Boston, Massachusetts 02111. All of the outstanding shares of Loomis, Sayles & Company, Incorporated are owned by New England Investment Companies, L.P., a publicly-traded limited partnership ("NEIC"). As a result of the merger of New England Mutual Life Insurance Company with and into Metropolitan Life Insurance Company ("MET") on August 30, 1996, MET holds approximately 55% of the outstanding limited partnership units of NEIC. Loomis was founded in 1926 and has approximately $51 billion in assets under management. The Chicago office of Loomis was founded in 1952, and has currently approximately 62 clients and $4 billion in assets under management. Jerry Castellini is primarily responsible for the day-to-day management of that portion of the Diversified Equity Fund's portfolio managed by Loomis. Mr. Castellini has been Managing Partner of Loomis since January, 1994, a Director since February, 1995 and has had more than 16 years of investment experience.

  Columbus, a general partnership formed on September 9, 1994, is registered as an investment adviser under the Investment Advisers Act of 1940 and acquired the business operated by Columbus' predecessor since 1975. PIMCO Advisors L.P. ("PIMCO") and Columbus Circle Investors Management Inc. ("CCI"), a wholly owned subsidiary of PIMCO, are the general partners of Columbus. Columbus serves as sub-adviser to other mutual funds and also advises and manages individual accounts, profit sharing and pension funds and institutional accounts. PIMCO's general partner is a general partnership with two partners: (i) an indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company; and (ii) PIMCO Partners, L.L.C., a limited liability company, all of the interests of which are held directly by the 11 managing directors of Pacific Investment Management Company, a subsidiary of PIMCO.


  Columbus currently has approximately $13 billion in assets under management, of which approximately $8 billion is managed using the sector rotation style of management. Although Columbus operates on a team style management basis, since October, 1997, Irwin D. Smith, CFA and Anthony Rizza, CFA have been primarily responsible for the day-to-day management of that portion of the Diversified Equity Fund's portfolio managed by Columbus. Mr. Smith is Chairman, Chief Executive Officer and a founder of Columbus and has been with Columbus since 1975. He is a Chartered Financial Analyst and is a member of the New York Society of Security Analysts. Mr. Rizza has been with Columbus as a portfolio manager since June, 1991. He is a Chartered Financial Analyst and a member of the Hartford Society of Security Analysts.


  For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with the Adviser, each of Miller, Anderson, Loomis and Columbus receives from the Adviser a fee (computed daily and paid monthly as a percentage of that portion of the Diversified Equity Fund's average daily net assets managed by that Sub-Adviser) at the following annual rates: for Miller Anderson, 0.625% up to $25,000,000 and 0.375% of the excess over $25,000,000;
for Loomis, 0.65% up to $5,000,000 and 0.50% of the excess over $5,000,000; and for Columbus, 1.00% up to $10,000,000 and 0.50% of the excess over $10,000,000.

ADMINISTRATOR AND DISTRIBUTOR

  BISYS is the administrator for each Fund and also acts as each Fund's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). BISYS and its affiliated companies, including BISYS Fund Services, Inc., are wholly owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

  The Administrator generally assists in all aspects of a Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of a fee computed daily and paid periodically, calculated at an annual rate of twenty one-hundredths of one percent (0.20%) of that Fund's average daily net assets or such other fee as may be agreed upon in writing by the Group and the Administrator. The Administrator may periodically voluntarily reduce all or a portion of its administration fee with respect to a Fund to increase the net income of such Fund available for distribution as dividends. The Administrator may not seek reimbursement of such reduced fees at a later date. The voluntary reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such fee reduction.

  The Distributor acts as agent for each of the Funds in the distribution of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but receives compensation under the Distribution and Shareholder Service Plan described below and may retain all or a portion of any sales charge imposed upon the purchase of Shares. See "HOW TO PURCHASE AND REDEEM SHARES--Sales Charges."

EXPENSES

  The Adviser and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund. Each Fund will bear the following expenses relating to its operations: organizational expenses, taxes, interest, any brokerage fees and commissions, fees and expenses of the Trustees of the Group, Commission fees, state securities notification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to the Fund's current shareholders, outside auditing and legal expenses, advisory fees, fund accounting fees, fees and out-of-pocket expenses of the custodian and Transfer Agent, costs for independent pricing services, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, distribution expenses incurred pursuant to the Distribution and Shareholder Service Plan described below, administrative services expenses incurred pursuant to the Administrative Services Plan described below and any extraordinary expenses incurred in the Fund's operation.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

  Pursuant to Rule 12b-1 under the 1940 Act, the Group has adopted a Distribution and Shareholder Service Plan (the "Plan"), under which each Fund is authorized to pay BISYS, as Distributor, a fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of that Fund (the "12b-1 Fee"). Payments of the 12b-1 Fee to BISYS pursuant to the Plan will be used (i) to compensate Participating Organizations (as defined below) for providing distribution assistance relating to Shares of a Fund, (ii) for promotional activities intended to result in the sale of Shares of the Funds such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Participating Organizations for providing shareholder services with respect to their customers who are, from time to time, beneficial and record holders of Shares of the Fund.

  Participating Organizations include banks, broker-dealers and other financial institutions (including BISYS, FSC, the Adviser and their affiliates). Such fee paid to BISYS may exceed the actual costs incurred by BISYS in providing such services and/or compensating such Participating Organizations. In addition, from time to time, BISYS may periodically voluntarily reduce all or a portion of its fee under the Plan with respect to a Fund to increase the net income of that Fund available for distribution as dividends. BISYS may not seek reimbursement of such reduced fees after the end of the fiscal year in which the fees were reduced. The voluntary reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a fee reduction.

  BISYS may enter into, from time to time, other Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares such as those described above.

ADMINISTRATIVE SERVICES PLAN

  The Group has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include the Adviser, its correspondent and affiliated banks, and BISYS, which agree to provide certain ministerial, record keeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to .25% of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

  The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, record keeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Fund, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of the Fund pursuant to specific or pre-authorized instructions. As of the date hereof, no such servicing agreements have been entered into by the Group with respect to the Funds.

BANKING LAWS

  The Adviser believes that it possesses the legal authority to perform the investment advisory services for each Fund contemplated by its investment advisory agreement with the Group, as described in this Prospectus, without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement with the Group. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Adviser could continue to perform such services for the Funds. See "MANAGEMENT OF THE GROUP--Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable law and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES


  The Group was organized as an Ohio business trust on April 25, 1988. The Group consists of seventeen funds, each having its own class of shares. In addition to the Funds, the Group consists of the following funds: Riverside Capital Money Market Fund, Riverside Capital Value Equity Fund, Riverside Capital Fixed Income Fund, Riverside Capital Low Duration Government Securities Fund, Riverside Capital Growth Fund, Riverside Capital Tennessee Municipal Obligations Fund, The KeyPremier Prime Money Market Fund, The KeyPremier Pennsylvania Municipal Bond Fund, The KeyPremier Established Growth Fund, The KeyPremier Intermediate Term Income Fund, The KeyPremier Aggressive Growth Fund, The KeyPremier U.S. Treasury Obligations Money Market Fund and The KeyPremier Limited Duration Government Securities Fund. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

  Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate and not by series except as otherwise expressly required by law. For example, Shareholders of each Fund will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees. However, Shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of the Group's investment advisory agreement with respect to that Fund and the Plan.

  Overall responsibility for the management of the Funds is vested in the Board of Trustees of the Group. See "MANAGEMENT OF THE GROUP--Trustees of the Group." Individual Trustees are elected by the shareholders of the Group, although Trustees may, under certain circumstances, fill vacancies, including vacancies created by expanding the size of the Board. Trustees may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Ohio law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.

  An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, the investment advisory agreement, the Plan or a Fund's fundamental policies and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group does not intend to have an annual or special meeting.

  The Group has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.


  As of October 16, 1997, the Adviser possessed, on behalf of its underlying accounts, voting or investment power with respect to more than 25% of the outstanding Shares of each Fund.


CUSTODIAN

  The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as the custodian for each of the Funds.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

  BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' transfer agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Fund Services, Inc. also provides certain accounting services for each Fund pursuant to a Fund Accounting Agreement and receives a fee for such services equal to the greater of (a) a fee computed at an annual rate of 0.03% of the Fund's average daily net assets or
(b) $50,000 minus the fee paid by such Fund under its Management and Administration Agreement with BISYS. See "Management of the Group--Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

  While BISYS Fund Services, Inc. is a distinct legal entity from BISYS (the Group's administrator and distributor), BISYS Fund Services, Inc. is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Fund Services, Inc. is the general partner of BISYS.

MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports and annual reports audited by independent accountants.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to the fund" means the consideration received by the fund upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to the fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a Fund are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

  Inquiries regarding any of the Funds may be directed in writing to the Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 766-8938.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
1st Source Bank
100 North Michigan Street
South Bend, Indiana 46634

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Baker & Hostetler LLP
65 East State Street
Columbus, Ohio 43215

AUDITORS
Coopers & Lybrand L.L.P.
100 East Broad Street
Columbus, Ohio 43215

             TABLE OF CONTENTS


                                        PAGE
                                        ----
PROSPECTUS SUMMARY...................     2
FEE TABLE............................     4
FINANCIAL HIGHLIGHTS.................     5
PERFORMANCE INFORMATION..............     7
INVESTMENT OBJECTIVES AND POLICIES...     8
INVESTMENT RESTRICTIONS..............    19
VALUATION OF SHARES..................    20
HOW TO PURCHASE AND REDEEM SHARES....    21
DIVIDENDS AND TAXES..................    29
MANAGEMENT OF THE GROUP..............    30
GENERAL INFORMATION..................    35

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR, BISYS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY ANY FUND OR BY BISYS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                                      LOGO

                               INCOME EQUITY FUND

                            DIVERSIFIED EQUITY FUND

                              SPECIAL EQUITY FUND

                                  INCOME FUND

                                1ST SOURCE BANK
                               Investment Adviser

                                Prospectus dated
                                October 31, 1997

                              CROSS REFERENCE SHEET
                              ---------------------



                     THE KEYPREMIER PRIME MONEY MARKET FUND
           THE KEYPREMIER U.S. TREASURY OBLIGATIONS MONEY MARKET FUND



                                    Two Funds

                                       of

                               The Sessions Group

Form N-1A Part A Item                                      Prospectus Caption
---------------------                                      ------------------

1.      Cover page..................                       Cover Page

2.      Synopsis....................                       Fee Table

3.      Condensed Financial
          Information...............                       Financial Highlights; Performance
                                                           Information

4.      General Description of
          Registrant................                       Investment Objectives and Policies;
                                                           Investment Restrictions; General
                                                           Information - Description of the Group
                                                           and Its Shares; Cover Page

5.      Management of the Fund......                       Management of the Group; General
                                                           Information - Custodian; General
                                                           Information - Transfer Agent and Fund
                                                           Accounting Services

5A.     Management's Discussion
          of Fund Performance.......                       Inapplicable

6.      Capital Stock and Other
          Securities................                       How to Purchase and Redeem Shares;
                                                           Dividends and Taxes; General Informa-
                                                           tion - Description of the Group and Its
                                                           Shares; General Information - Miscel-
                                                           laneous

7.      Purchase of Securities
          Being Offered.............                       Valuation of Shares; How to Purchase
                                                           and Redeem Shares; Management of the
                                                           Group

8.      Redemption or Repurchase....                       How to Purchase and Redeem Shares

9.      Pending Legal Proceedings...                       Inapplicable

                                                           KEYPREMIER FUNDS LOGO

THE KEYPREMIER PRIME MONEY MARKET FUND
THE KEYPREMIER U.S. TREASURY OBLIGATIONS MONEY MARKET FUND
--------------------------------------------------------------------------------

3435 Stelzer Road
Columbus, Ohio 43219
For current yield, purchase,
and redemption information,
call (800) 766-3960.

--------------------------------------------------------------------------------

  The Sessions Group (the "Group") is an open-end management investment company. The Group includes The KeyPremier Prime Money Market Fund (the "Prime Money Market Fund") and The KeyPremier U.S. Treasury Obligations Money Market Fund (the "Treasury Money Market Fund"), each of which is a diversified portfolio of the Group. (The Prime Money Market Fund and the Treasury Money Market Fund are hereinafter jointly referred to as the "Funds" and individually as a "Fund.") The Trustees of the Group have divided each Fund's beneficial ownership into an unlimited number of transferable units called shares (the "Shares").

  Martindale Andres & Company, Inc., West Conshohocken, Pennsylvania (the "Adviser"), which is a wholly owned subsidiary of Keystone Financial, Inc. ("Keystone"), acts as the investment adviser to each of the Funds.

  Additional information about the Funds and the Group, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Group at its address or by calling the Group at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

  This Prospectus sets forth concisely the information about each of the Funds and the Group that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), Columbus, Ohio, acts as the Funds' administrator and distributor. BISYS Fund Services, Inc., Columbus, Ohio, the general partner of BISYS, acts as the Funds' transfer agent (the "Transfer Agent") and performs certain fund accounting services for each of the Funds.

THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE ADVISER, KEYSTONE OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND AN INVESTMENT IN EITHER FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. EACH FUND SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE, BUT THERE CAN BE NO ASSURANCE THAT NET ASSET VALUE WILL NOT VARY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                The date of this Prospectus is October 31, 1997.

                               PROSPECTUS SUMMARY

  SHARES OFFERED: Units of beneficial interest ("Shares") of the Prime Money Market Fund and the Treasury Money Market Fund, two separate investment funds of The Sessions Group, an Ohio business trust (the "Group").

  OFFERING PRICE: The public offering price of each Fund is equal to the net asset value per share which the Funds will seek to maintain at $1.00 per Share. (See "HOW TO PURCHASE AND REDEEM SHARES.")

  MINIMUM PURCHASE: $1,000 minimum initial investment with $25 minimum subsequent investments. Such minimum initial investment is reduced for investors using the Auto Invest Plan described herein and for employees of the Adviser and its affiliates.

  TYPE OF COMPANY: Each Fund is a diversified series of an open-end, management investment company.

  INVESTMENT OBJECTIVES: For each Fund, current income with liquidity and stability of principal.

  INVESTMENT POLICIES: The PRIME MONEY MARKET FUND invests in high-quality money market instruments and other instruments of high quality.

  Under normal market conditions, the TREASURY MONEY MARKET FUND will invest at least 65% of its total assets in securities issued by the U.S. Treasury and in repurchase agreements secured by such Treasury securities.


  All securities or instruments in which each Fund invests have or are deemed to have remaining maturities of 397 days (13 months) or less, although instruments subject to repurchase agreements may bear longer maturities.

  RISK FACTORS AND SPECIAL CONSIDERATIONS: An investment in each of the Funds is subject to certain risks, including interest rate risk, as set forth in detail under "INVESTMENT OBJECTIVES AND POLICIES--Risk Factors and Investment Techniques." As with other mutual funds, there can be no assurance that either Fund will achieve its investment objectives. Each Fund, to the extent set forth under "INVESTMENT OBJECTIVES AND POLICIES," may engage in the following practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of securities on a when-issued or delayed-delivery basis and the lending of portfolio securities.


  INVESTMENT ADVISER: Martindale Andres & Company, Inc. (the "Adviser").

  DIVIDENDS: Dividends from net income are declared daily and generally paid monthly. Net realized capital gains, if any, are distributed at least annually for each of the Funds.

  DISTRIBUTOR: BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS").

                                   FEE TABLE

                                                                   PRIME MONEY      TREASURY MONEY
                                                                   MARKET FUND       MARKET FUND
                                                                   -----------      --------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).............................     None              None
ESTIMATED ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees After Voluntary Fee Waivers.......................     0.20%1            0.20%2
12b-1 Fees........................................................     None              None
Other Expenses3...................................................     0.30              0.75
                                                                   -----------        -------
Estimated Total Fund Operating Expenses After Voluntary Fee
  Waivers.........................................................     0.50%1            0.95%1
                                                                   ==========       ============

Example. You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                                                     1 YEAR            3 YEARS
                                                                   -----------      --------------
        Prime Money Market Fund...................................     $ 5               $ 16
        Treasury Money Market Fund................................     $10               $ 30

  The purpose of the above table is to assist a potential purchaser of Shares of either of the Funds in understanding the various costs and expenses that an investor in that Fund will bear directly or indirectly. Such expenses do not include any fees charged by the Adviser or any of its affiliates to its customer accounts which may have invested in Shares of the Funds. See "MANAGEMENT OF THE GROUP" and "GENERAL INFORMATION" for a more complete discussion of the annual operating expenses of the Funds. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------------

1 The Adviser has agreed with the Group to reduce its investment advisory fee to 0.20% for the Prime Money Market Fund until further written notice to Shareholders. Absent such voluntary fee waiver, Management Fees and Estimated Total Fund Operating Expenses for the Prime Money Market Fund would be 0.40% and 0.70%, respectively.

2 The Adviser has agreed voluntarily to waive all of its investment advisory fee for the Treasury Money Market Fund until January 1, 1998, and thereafter to reduce such fee to 0.20% until further written notice to Shareholders. Absent any such waiver or reductions, Management Fees and Estimated Total Fund Operating Expenses for the Treasury Money Market Fund would be 0.40% and 1.15%, respectively.

3 "Other Expenses" are estimated for the current fiscal year.

                              FINANCIAL HIGHLIGHTS

  The Funds are two separate funds of the Group. The table below sets forth certain information concerning the investment results of the Funds since their inception. Further financial information is included in the Statement of Additional Information. The Financial Highlights contained in the following table for the Prime Money Market Fund have been audited by KPMG Peat Marwick LLP, independent certified public accountants for the Funds, whose report on the period ended June 30, 1997, is included in the Statement of Additional Information which may be obtained by Shareholders.

  The Financial Highlights contained in the table below for the Treasury Money Market Fund have not been audited.

                                                                                    TREASURY MONEY
                                                              PRIME MONEY             MARKET FUND
                                                              MARKET FUND        ---------------------
                                                            ----------------          PERIOD FROM
                                                              PERIOD FROM            JULY 1, 1997
                                                            OCTOBER 7, 1996             THROUGH
                                                                THROUGH          SEPTEMBER 30, 1997(A)
                                                            JUNE 30, 1997(A)          (UNAUDITED)
                                                            ----------------     ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD......................         $1.00                  $1.00
Investment Activities:
  Net investment income...................................         0.037                  0.012
  Net realized and unrealized gains (losses) on
     investments..........................................            --                     --
                                                                 -------                  -----
Total from Investment Activities..........................         0.037                  0.012
                                                                 -------                  -----

Distributions:
  Net investment income...................................        (0.037)                (0.012)
  Net realized gains......................................            --                     --
                                                                 -------                  -----
  Total Distributions.....................................        (0.037)                (0.012)
                                                                 -------                  -----

NET ASSET VALUE, END OF PERIOD............................         $1.00                  $1.00
                                                                 =======                  =====
TOTAL RETURN..............................................          3.73%(b)               1.20%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)........................       $95,850                $23,785
Ratio of expenses to average net assets...................          0.36%(c)               0.75%(c)
Ratio of net investment income to average net assets......          5.02%(c)               4.57%(c)
Ratio of expenses to average net assets*..................          0.70%(c)               1.15%(c)
Ratio of net investment income to average net assets*.....          4.68%(c)               4.17%(c)

---------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Commencement of operations.

(b) Not annualized.

(c) Annualized.

                            PERFORMANCE INFORMATION

  From time to time performance information for the Funds showing their average annual total return, seven-day yield, seven-day effective yield and/or 30-day yield may be presented in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL PERFORMANCE AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since commencement of operations for the applicable Fund. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions), which figure is then annualized.

  The seven-day yield of a Fund refers to the income generated by an investment therein over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The seven-day effective yield is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The seven-day effective yield is slightly higher than the seven-day yield because of the compounding effect of this assumed reinvestment. The Funds may also present a 30-day yield which is calculated similarly to the seven-day yield but instead refers to a 30-day period rather than a seven-day period.

  Investors may also judge the performance of the Funds by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services, which indices or data may be published by such services or by other services or publications. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, sales literature and reports to Shareholders.

  Yield and total return are generally functions of market conditions, interest rates, types of investments held, and operating expenses. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by Keystone or by any of its affiliates, including the Adviser, to its customer accounts which may have invested in Shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Adviser or BISYS voluntarily reduces all or part of its fees for a Fund, as discussed below, the yield and total return for that Fund will be higher than they would otherwise be in the absence of such voluntary fee reductions.


  Further information about the performance of the Prime Money Market Fund is contained in that Fund's Annual Report to Shareholders which may be obtained without charge by contacting the Group at (800) 766-3960.


                       INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL

  The investment objective of each of the Funds is to seek current income with liquidity and stability of principal. The investment objectives of each Fund are non-fundamental policies and as such may be changed by the Group's Trustees without the vote of the Shareholders of that Fund. There can be no assurance that the investment objectives of either Fund will be achieved.


  As money market funds, each Fund invests exclusively in United States dollar-denominated instruments which the Trustees of the Group and the Adviser determine present minimal credit risks. In addition, such investments, at the time of acquisition, must be rated by one or more appropriate nationally recognized statistical rating organizations ("NRSROs") (e.g., Standard & Poor's Corporation and Moody's Investors Ser-vice, Inc.) in one of the two highest rating categories for short-term debt obligations or, if unrated, are determined by the Adviser to be of comparable quality. Each Fund is also required to diversify its investments so that, with minor exceptions and except for United States Government securities, not more than five percent of its total assets is invested in the securities of any one issuer, not more than five percent of its total assets is invested in securities of issuers rated by the NRSROs at the time of investment in the second highest rating category for short-term debt obligations or, if unrated, deemed by the Adviser to be of comparable quality ("Second Tier Securities") and not more than the greater of one percent of total assets or one million dollars is invested in the securities of one issuer that are Second Tier Securities. All securities or instruments in which the Funds invest have or are deemed to have remaining maturities of 397 calendar days or less. The dollar-weighted average maturity of the securities in each Fund will not exceed 90 days.


THE PRIME MONEY MARKET FUND

  Subject to the foregoing general limitations, the Prime Money Market Fund invests in the following types of securities.

  The Prime Money Market Fund may invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (collectively, "Government Obligations"). Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Prime Money Market Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

  The Prime Money Market Fund may invest in bankers' acceptances guaranteed by domestic and foreign banks if at the time of investment the guarantor bank has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements). The Prime Money Market Fund may also invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depositor institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.


  The Prime Money Market Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by the U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Under normal market conditions, the Prime Money Market Fund will not invest more than 20% of its total assets in such foreign securities (including CCP and Europaper as defined below).

  The Prime Money Market Fund will not invest in time deposits with maturities in excess of seven days which are subject to penalties upon early withdrawal if, in the aggregate with other illiquid securities held by the Prime Money Market Fund, such deposits exceed 10% of such Fund's net assets. Such time deposits include ETDs and CTDs but do not include certificates of deposit.

  The Prime Money Market Fund may invest in short-term promissory notes issued by corporations (including variable amount master demand notes) and in municipal obligations rated at the time of purchase by one or more appropriate NRSROs in one of the two highest rating categories for short-term debt obligations or, if not rated, determined by the Adviser to be of comparable quality to instruments that are so rated. Instruments may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the instrument. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. The Prime Money Market Fund may also invest in Canadian Commercial Paper ("CCP"), which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian subsidiary of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer which, in each case, is rated at the time of purchase by one or more appropriate NRSROs in one of the two highest rating categories for short-term debt obligations or, if not rated, determined by the Adviser to be of comparable quality to instruments that are so rated.

  The Prime Money Market Fund may also invest in corporate debt securities with remaining maturities of 397 days or less although at the time of issuance such securities had maturities exceeding 397 days. The Prime Money Market Fund may invest in such securities so long as comparable securities of such issuer have been rated in the highest rating category for short-term debt obligations by the appropriate NRSROs or are otherwise deemed to be eligible for purchase by the Prime Money Market Fund in accordance with the guidelines adopted by the Group's Board of Trustees.

  Variable amount master demand notes in which the Prime Money Market Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Prime Money Market Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Prime Money Market Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by NRSROs, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand. The Prime Money Market Fund may purchase variable amount master demand notes with face maturities in excess of 397 days only so long as the Prime Money Market Fund may demand payment at any time on no more than 30 days' notice or at specified intervals not exceeding 397 days and upon no more than 30 days' notice.


  The Prime Money Market Fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets, primarily automobile and credit card receivables and home equity loans. Payment of principal and interest may depend largely on cash flows generated by the assets backing the securities and, in certain cases, supported by let-ters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

  The Prime Money Market Fund may also acquire variable and floating rate notes issued by both governmental and nongovernmental issuers, subject to the Prime Money Market Fund's investment objective, policies and restrictions.


THE TREASURY MONEY MARKET FUND

  Subject to the above limitations, under normal market conditions, the Treasury Money Market Fund will invest at least 65% of its total assets in the following types of securities: direct obligations issued by the U.S. Treasury including bills, notes and bonds which differ from each other only in interest rates, maturities and times of issuance; U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually); interest coupons that have been stripped from such U.S. Treasury securities; receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Treasury Securities"); and in repurchase agreements backed by such securities. Stripped Treasury Securities will include (1) coupons that have been stripped from U.S. Treasury bonds, which may be held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES").

  Treasury bills have maturities of one year or less; Treasury notes have maturities of one to ten years; and Treasury bonds generally have maturities of greater than ten years. Stripped Treasury Securities are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment (representing principal or interest) on the security and does not receive any rights to periodic interest payments on the security. The Treasury Money Market Fund may engage in other investment techniques described below.

  The Treasury Money Market Fund may also invest up to 35% of its total assets in Government Obligations which are backed by the full faith and credit of the U.S. Treasury and in repurchase agreements backed by such securities. Such securities include those of the Government National Mortgage Association and the Export-Import Bank of the United States.

RISK FACTORS AND INVESTMENT TECHNIQUES

  Like any investment program, an investment in either Fund entails certain risks. Since each Fund invests in debt securities, investors are exposed to interest rate risk, i.e., fluctuations in the market value of debt securities. Debt securities' prices are influenced primarily by changes in the level of interest rates. When interest rates rise, the prices of debt securities generally fall; conversely, when interest rates fall, debt securities' prices generally rise. There have been in the recent past extended periods of cyclical increases in interest rates that have caused significant declines in the prices of certain debt securities.

  The Group will attempt to maintain the net asset value per share of each of the Funds at $1.00, but there can be no assurance that either Fund will be able to do so.

  Each Fund may invest in certain variable or floating rate securities as described above. Such instruments may be considered to be "derivatives." A derivative is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates), security, commodity or other asset. There is no limit as to the portion of a Fund's portfolio that may be invested in any such derivatives at any one time.

  Variable and Floating Rate Securities. Securities purchased by the Funds may include variable and floating rate obligations. A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its amortized cost. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its amortized cost.

  In the event the interest rate of a variable or floating rate obligation is established by reference to an index or an interest rate that may from time to time lag behind other market interest rates, there is the risk that the market value of such obligation, on readjustment of its interest rate, will not approximate its amortized cost which could adversely affect such Fund's ability to maintain a stable net asset value. In such an instance, the Adviser will seek to sell such security to the extent it can do so in an orderly fashion given current market conditions.

  Such securities which are not Government Obligations are frequently not rated by NRSROs; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under such Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by a Fund, such Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate security in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate securities may be secured by bank letters of credit.

  To the extent that a Fund holds a security for which it is not entitled to receive the principal amount within seven days of demand and for which no readily available market exists, such a security will be treated as an illiquid security for purposes of calculation of the 10% limitation on such securities as set forth below.


  Repurchase Agreements. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities, in exchange for cash, from banks and/or registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees. The seller agrees to repurchase such securities at a mutually agreed date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which such Fund may invest directly. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the "1940 Act"). For further information about repurchase agreements and the related risks, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments--Repurchase Agreements" in the Statement of Additional Information.


  Reverse Repurchase Agreements. Each Fund may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as Government Obligations consistent with such Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which such Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement. The Funds generally will invest the proceeds of such borrowings only when such borrowings will enhance the Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVE AND POLICIES--Additional Information on Portfolio Instruments--Reverse Repurchase Agreements" in the Statement of Additional Information.

  Except as otherwise disclosed to the Shareholders of the Funds, the Group will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, BISYS, or their affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

  Foreign Investments. Investments in foreign securities (including ECDs, ETDs, CTDs, Yankee CDs, CCP and Europaper) may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other investment income, possible seizure, nationalization, or expropriation of foreign deposits or investments, the possible establishment of exchange controls or taxation at the source, less stringent disclosure requirements, less liquid or developed securities markets or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal or interest on such securities or the purchase or sale thereof. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Prime Money Market Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Adviser believes that the risks associated with such instruments are minimal.


  Restricted Securities. Securities in which the Prime Money Market Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities").
Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Prime Money Market Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold, if at all, to other institutional investors through or with the assistance of the issuer or investment dealers who facilitate the resale of such
Section 4(2) securities, thus providing some liquidity.

  Pursuant to procedures adopted by the Board of Trustees of the Group, the Adviser may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. Rule 144A permits the Prime Money Market Fund to purchase securities which have been pri-vately placed and resell such securities to certain qualified institutional buyers without restriction. For purposes of determining whether a Rule 144A security is readily saleable, and therefore liquid, the Adviser must consider, among other things, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, the number of potential purchasers and dealer undertakings to make a market in the security, and the nature of the security and marketplace trades of such security. However, investing in Rule 144A securities, even if such securities are initially determined to be liquid, could have the effect of increasing the level of the Prime Money Market Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  Securities Lending. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by a Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, a Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees. Neither Fund will lend more than 33% of the total value of its portfolio securities at any one time.


  When-Issued or Delayed-Delivery Securities. Each Fund may purchase securities on a when-issued or delayed-delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. Each Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of its investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued or delayed-delivery securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest or dividends on them until they are received on the settlement date. When a Fund agrees to purchase such securities, however, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued or delayed-delivery basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause that Fund to miss a price or yield considered to be advantageous.

  Investment Company Securities. Each Fund may also invest in the securities of other investment companies in accordance with the limitations of the 1940 Act and any exemptions therefrom. Each Fund intends to invest, for purposes of short-term cash management, in money market mutual funds which invest in the same securities in which such Fund may invest. A Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in mutual funds. Additional restrictions on the Funds' investments in the securities of other mutual funds are contained in the Statement of Additional Information.

                            INVESTMENT RESTRICTIONS

  Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION--Miscellaneous" herein). Each Fund will not:

       1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       2. Purchase any securities which would cause more than 25% of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government, its agencies or instrumentalities; (b) with respect to the Prime Money Market Fund there is no limitation with respect to domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements secured by bank instruments; (c) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (d) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

       3. Borrow money or issue senior securities except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money or issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder. So long as the Fund's borrowings, including reverse repurchase agreements and dollar roll agreements, exceed 5% of such Fund's total assets, the Fund will not acquire any portfolio securities.

       4. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

  The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of the applicable Fund. Each Fund may not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid. For purposes of this investment restriction, illiquid securities include securities which are not readily marketable and repurchase agreements with maturities in excess of seven days.




                              VALUATION OF SHARES


  The net asset value of each Fund is determined and its Shares are priced as of 12:00 noon (Eastern time) and the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each Business Day of that Fund. The times at which the Shares of a Fund are priced are hereinafter referred to as the "Valuation Times." A "Business Day" of a Fund is a day on which the Exchange is open for trading and any other day (other than a day on which no Shares of that Fund are tendered for redemption and no order to purchase any Shares of that Fund is received) during which there is sufficient trading in portfolio instruments such that the Fund's net asset value per share might be materially affected. The Exchange will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share for purposes of pricing purchases and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund, by the number of that Fund's outstanding Shares.


  The assets in each of the Funds are valued based upon the amortized cost method which the Trustees of the Group believe fairly reflects the market-based net asset value per share. Pursuant to the rules and regulations of the Commission regarding the use of the amortized cost method, each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. Although the Group seeks to maintain each Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares of the Funds are sold on a continuous basis by the Group's distributor, BISYS (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, telephone the Group at (800) 766-3960.

EMPLOYEE BENEFIT PLANS

  Purchases, exchanges and redemptions of Shares through an employee benefit plan may be subject to different requirements and limitations imposed by employers than those discussed below. Investors should consult their employer for more information on how to purchase, exchange and redeem Shares of the Funds through their employer's plan.

PURCHASES OF SHARES

  Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by the Adviser, its affiliates or its correspondent entities (collectively, "Entities"). These procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by the Entity and the Customer are invested by the Distributor in Shares of a particular Fund, depending upon the type of the Customer's account and/or the instructions of the Customer.

  Shares of the Funds sold to the Entities acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Entities. With respect to Shares of the Funds so sold, it is the responsibility of the particular Entity to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Shares will be recorded by the Entities and reflected in the account statements provided by the Entities to Customers.

  Investors may also purchase Shares of either Fund by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the appropriate Fund, to The KeyPremier Funds, P.O. Box 182707, Columbus, Ohio 43218-2707. Subsequent purchases of Shares of that Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Group, to the above address.

  If an Account Registration Form has been previously received by the Group, investors may also purchase Shares by wiring funds to the Funds' custodian. Prior to wiring any such funds and in order to ensure that wire orders are invested promptly, investors must call the Group at

(800) 766-3960 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.


  Shares of each Fund are purchased at the net asset value per share (see "VALUATION OF SHARES") next determined after receipt by the Distributor, its agents or broker-dealers with whom it has an agreement of an order in good form to purchase Shares. Purchases of Shares of a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of that Fund.


  There is no sales charge imposed by either Fund in connection with the purchase of its Shares.

  An order to purchase Shares of a Fund will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Fund's custodian for investment. Federal funds are monies credited to a bank's account with a Federal Reserve Bank. Payment for an order to purchase Shares of a Fund which is transmitted by federal funds wire will be available the same day for investment by that Fund's custodian, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Shares. Shares of the Funds purchased before 12:00 noon, Eastern Time, begin earning dividends on the same Business Day. Shares of the Funds purchased after 12:00 noon, Eastern Time, begin earning dividends on the next Business Day. All Shares of the Funds continue to earn dividends through the day before their redemption.

MINIMUM INVESTMENT

  Except as otherwise discussed below under "Auto Invest Plan," the minimum investment is $1,000 for the initial purchase of Shares of either Fund by an investor and $25 for subsequent purchases of Shares of that Fund. The initial minimum investment amount is reduced to $250 for employees of the Adviser, Keystone or any of their affiliates.

  Depending upon the terms of a particular Customer's account, the Entities or their affiliates may charge a Customer account fees for automatic investment and other cash management services provided in connection with an investment in the Funds. Information concerning these services and any charges will be provided by the Entities. This Prospectus should be read in conjunction with any such information received from the Entities or their affiliates.

  The Group reserves the right to reject any order for the purchase of Shares in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.

  Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares owned by the Shareholder and the number of Shares being held in safekeeping by the Transfer Agent for the account of the Shareholder. Reports of purchases and redemptions of Shares by Entities on behalf of their Customers will be sent by the Entities to their Customers. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

AUTO INVEST PLAN

  The KeyPremier Funds Auto Invest Plan enables Shareholders to make regular monthly or quarterly purchases of Shares of the Funds through automatic deduction from their bank accounts, provided that the Shareholder's bank is a member of the Federal Reserve and the Automated Clearing House (ACH) system. With Shareholder authorization the Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account which will automatically be invested in Shares of the designated Fund at the public offering price next determined after receipt of payment by the Transfer Agent. The required minimum initial investment when opening an account using the Auto Invest Plan is $250; the minimum amount for subsequent investments is $25. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Registration Form or a supplemental sign-up form which can be acquired by calling the Group at (800) 766-3960. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Group at: 3435 Stelzer Road, Columbus, Ohio 43219.

  The Group may eliminate or change the Auto Invest Plan at any time or from time to time without notice thereof.

KEYPREMIER INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

  A KeyPremier IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. KeyPremier IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

  All KeyPremier IRA distribution requests must be made in writing to the Distributor. Any deposits to a KeyPremier IRA must distinguish the type and year of the contributions.

  For more information on the KeyPremier IRAs call the Group at (800) 766-3960. Investment in Shares of the KeyPremier Pennsylvania Municipal Bond Fund or any other tax-exempt fund would not be appropriate for a KeyPremier IRA. Shareholders are advised to consult a tax adviser on KeyPremier IRA contribution and withdrawal requirements and restrictions.

IN-KIND PURCHASES

  Payment for Shares of either Fund may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund as described in this Prospectus. For further information about this form of payment, contact the Adviser. In connection with an in-kind securities payment, the applicable Fund will require, among other things, that the securities be valued on the date of purchase in accordance with the pricing methods used by that Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form of transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

GENERAL

  The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of the Funds. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as con-certs, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Funds or their Shareholders.

EXCHANGE PRIVILEGE


  Shares of the Funds may be exchanged for Shares of any other KeyPremier Fund if the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Each exchange will be made at respective net asset values except that a sales charge, equal to the difference, if any, between the sales charge payable upon the purchase of shares of the KeyPremier Fund to be acquired in the exchange and the sales charge previously paid on the Shares to be exchanged, will be assessed. In determining the sales charge previously paid on the Shares to be exchanged, such Shares may include Shares which were acquired through a previous exchange for shares on which a sales charge was paid. Under such circumstances, the Shareholder must notify the Group that a sales charge was originally paid and provide the Group with sufficient information to permit confirmation of the Shareholder's right not to pay a sales charge.


  An exchange is considered a sale of Shares for federal income tax purposes.

  The Group may at any time modify or terminate the foregoing exchange privileges. The Group, however, will give Shareholders 60 days' advance written notice of any such modification.

  A Shareholder wishing to exchange his or her Shares may do so by contacting the Group at (800) 766-3960 or by providing written instructions to the Group. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the fund in which he or she wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "Redemption by Telephone" below.

REDEMPTION OF SHARES

  Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at an Entity. For example, if a Customer has agreed with an Entity to maintain a minimum balance in his or her account with the Entity, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Entity may redeem on behalf of the Customer, all or part of the Customer's Shares of a Fund to the extent necessary to maintain the required minimum balance. Also, Shares may be redeemed using the check writing feature described below.

Redemption by Mail

  A written request for redemption must be received by the Group, at the address shown on the front page of this Prospectus, in order to honor the request. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record or mailed or wired to a commercial bank account previously designated on the Account Registration Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings as-sociations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

Redemption by Telephone

  If a Shareholder has so designated on the Account Registration Form, a Shareholder may request a redemption of his or her Shares by telephoning the Group and having the payment of redemption proceeds sent electronically directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. A shareholder may also have such payment mailed directly to the Shareholder at the Shareholder's address as recorded by the Transfer Agent. However, this option may be suspended for a period of 30 days following a telephonic address change. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. The Group may reduce the amount of a wire redemption payment by the then-current wire redemption charge of the Funds' custodian. There is currently no charge for having payment of redemption requests mailed or sent electronically to a designated bank account. For telephone redemptions, call the Group at (800) 766-3960.

  Neither the Group, the Funds nor their service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Group's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. The Group will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Group, the Funds or their service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, Shareholders are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Group at the address shown on the front page of this Prospectus.


Auto Withdrawal Plan

  The Auto Withdrawal Plan enables Shareholders of a Fund, with an account balance in such Fund of $5,000 or more, to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum withdrawal is $50 monthly. To participate in the Auto Withdrawal Plan, Shareholders should call (800) 766-3960 for more information. For a Shareholder to change the Auto Withdrawal instructions, the request must be made in writing to the Group.


Payments to Shareholders

  Redemption orders are effected at the net asset value per share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, each Fund will attempt to honor requests from Shareholders for same day payments upon redemption of Shares if the request for redemption is received by the Distributor before 12:00 noon, Eastern Time, on a Business Day or, if the request for redemption is received after 12:00 noon, Eastern Time, to honor requests for payment on the next Business Day. The Funds will attempt to so honor redemption requests unless it would be disadvantageous to that Fund or its Shareholders to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.


  At various times, the Group may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Group may delay the forwarding of proceeds for up to 10 days or more until payment has been collected for the purchase of such Shares. During the period of any such delay, Shares to be redeemed would continue to receive daily dividends as declared until execution of the redemption. The Group intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Group may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.


  Due to the relatively high cost of handling small investments, the Group reserves the right to redeem, at net asset value, the Shares of a Fund of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of the establishment of an account with less than $1,000 using the Auto Invest Plan), the account of such Shareholder has a value of less than $1,000 ($250 if the Shareholder is an employee of the Adviser or one of its affiliates). Accordingly, an investor purchasing Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Group exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed at least 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000 ($250 if the Shareholder is an employee of the Adviser or one of its affiliates).

  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption or redeem shares involuntarily in light of the Group's responsibilities under the 1940 Act.

Check-Writing Redemption Procedure

  The Transfer Agent will provide any Shareholder of a Fund who so requests with a supply of checks, imprinted with the Shareholder's name, which may be drawn against that Fund's account maintained by The Bank of New York (the "Bank"), for redemption of Fund Shares. These checks may be made payable to the order of any person in any amount not less than $500. To participate in this procedure, an investor must complete the Check-Writing Redemption Form available from the Transfer Agent. When a check is presented to the Bank for payment, the Transfer Agent (as the Shareholder's agent) will cause the applicable Fund to redeem sufficient Shares in the Shareholder's account to cover the amount of the check. Shares continue earning daily dividends until the day on which the check is presented to the Bank for payment. Cancelled checks will be returned to the Shareholder. Due to the delay caused by the requirement that redemptions be priced at the next computed net asset value, the Bank will only accept for payment checks presented through normal bank clearing channels. Shareholders should not attempt to withdraw the full amount of an account or to close out an account by using this procedure.

  No charge will be made to a Shareholder for participation in the check-writing redemption procedure or for the clearance of any checks. However, a Shareholder's account may be subject to charges for copies, returned checks and/or returned items of deposit.

  In order to stop payment on a check, the Shareholder must notify the Group in writing before the check has been presented to the Bank for payment. A charge may be deducted from the Shareholder's account for each stop payment order.

                              DIVIDENDS AND TAXES

DIVIDENDS

  The net income of each Fund is declared daily and such dividends are generally paid monthly. Shareholders of both Funds will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of the appropriate Fund at the net asset value as of the date of payment, unless the Shareholder elects to receive dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

  Distributable net realized capital gains, if any, for the Funds are distributed at least annually. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares in a Fund.

  If a Shareholder elects to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, the Shareholder's cash election will be changed automatically and future dividend and capital gains distributions will be reinvested in the applicable Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in that Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAXES

  Each Fund is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") for so long as such qualification is in the best interest of such Fund's Shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income. Each Fund contemplates declaring as dividends all or substantially all of its investment company taxable income (before deduction of dividends paid).

  A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of having a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. If distributions during a calendar year were less than the required amount, that Fund would be subject to a nondeductible 4% excise tax on the deficiency.

  It is expected that each Fund will distribute annually to its Shareholders all or substantially all of such Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of that Fund and not in cash. Since all of each Fund's net investment income is expected to be derived from earned interest and short-term capital gains, it is anticipated that no part of any distribution from the Funds will be eligible for the dividends received deduction for corporations. The Funds also do not expect to realize any long term capital gains and, therefore, do not foresee paying any "capital gains dividends" as described in the Code.


  Distribution by a Fund of the excess of net mid-term or net long-term capital gain, if any, over net short-term capital loss is taxable to Shareholders as mid-term or long-term capital gain, respectively, in the year in which it is received, regardless of how long the Shareholder has held the Shares. Such distributions are not eligible for the dividends received deduction.

STATE TAXES

  Even though a significant portion of distributions of net income by the Treasury Money Market Fund to its Shareholders will be attributable to interest on U.S. Treasury obligations, which may be exempt from state or local tax if received directly by a Shareholder, Shareholders of the Treasury Money Market Fund may be subject to state and local taxes with respect to their ownership of Shares or their receipt of distributions from the Treasury Money Market Fund. In addition, to the extent Shareholders receive distributions of income attributable to investments in repurchase agreements by the Treasury Money Market Fund, such distributions may also be subject to state or local taxes.

GENERAL

  Additional information regarding federal taxes is contained in the Statement of Additional Information under the heading "ADDITIONAL INFORMATION--Additional General Tax Information." However, the information contained in this Prospectus and the additional material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Funds and their Shareholders. Accordingly, potential investors are urged to consult their own tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

  Shareholders will be advised at least annually as to the federal income tax consequences of distributions made to them during the year.

                            MANAGEMENT OF THE GROUP

TRUSTEES OF THE GROUP

  Overall responsibility for management of the Group rests with its Board of Trustees. Unless so required by the Group's Declaration of Trust or By-Laws or by Ohio law, at any given time all of the Trustees may not have been elected by the shareholders of the Group. The Group will be managed by the Trustees in accordance with the laws of Ohio governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise its day-to-day operations.

  The Trustees of the Group receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, Inc., the sole general partner of BISYS, or BISYS receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from each Fund for acting as Administrator, may receive fees under the Administrative Services Plan discussed below. BISYS Fund Services, Inc. receives fees from each Fund for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER


  Martindale Andres & Company, Inc., Four Falls Corporate Center, Suite 200, West Conshohocken, Pennsylvania 19428, is the investment adviser of each Fund and has served as such since each Fund's inception. The Adviser is a wholly owned subsidiary of Keystone Financial, Inc., 1 Keystone Plaza, Harrisburg, Pennsylvania 17101 ("Keystone"). The Adviser was organized in 1989 and was acquired by Keystone in December 1995. Except with respect to the other KeyPremier Funds, the Adviser has not previously served as the investment adviser to a registered open-end management investment company. However, the Adviser has managed since its founding the investment portfolio of high net worth individuals, endowments, pension and common trust funds. The Adviser currently has over $2.5 billion under management.


  Subject to the general supervision of the Board of Trustees of the Group and in accordance with the investment objectives and restrictions of each Fund, the Adviser manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains each Fund's records relating to such purchases and sales.

  For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, the Adviser is entitled to receive a fee from each Fund, computed daily and paid monthly, at the annual rate of forty one-hundredths of one percent (.40%) of such Fund's average daily net assets.

  The Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to one or more of the Funds to increase the net income of that Fund available for distribution as dividends. The Adviser may not seek reimbursement of such voluntarily reduced fees after the end of the fiscal year in which the fees were reduced. The reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a reduction.

ADMINISTRATOR AND DISTRIBUTOR

  BISYS is the administrator for each Fund and also acts as the Funds' principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). BISYS and its affiliated companies, including BISYS Fund Services, Inc., are wholly owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

  The Administrator generally assists in all aspects of each Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Group, the Administrator receives a fee from each Fund, computed daily and paid periodically, calculated at an annual rate of eleven and one-half one-hundredths of one percent (.115%) of that Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administration fee with respect to one or more of the Funds to increase the net income of that Fund available for distribution as dividends. The Administrator may not seek reimbursement of such reduced fees after the end of the fiscal year in which the fees were reduced. The voluntary reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a fee reduction.

  The Distributor acts as agent for the Funds in the distribution of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group.

EXPENSES


  The Adviser and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Funds. Each Fund will bear the following expenses relating to its operations: organizational expenses, taxes, interest, any brokerage fees and commissions, fees and expenses of the Trustees of the Group, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to the Fund's current shareholders, outside auditing and legal expenses, advisory fees, fees and out-of-pocket expenses of the custodian, fund accountant and Transfer Agent, costs for independent pricing services, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, expenses incurred under the Administrative Services Plan described below and any extraordinary expenses incurred in the Fund's operation.

ADMINISTRATIVE SERVICES PLAN

  The Group has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include the Adviser, Entities, and BISYS, which agree to provide certain ministerial, record keeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Service Organization receives a fee from each Fund, computed daily and paid monthly, at an annual rate of up to .25% of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.


  The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, record keeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Funds on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Funds, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of the Funds pursuant to specific or pre-authorized instructions.

BANKING LAWS

  The Adviser believes that it possesses the legal authority to perform the investment advisory services for each Fund contemplated by its investment advisory agreement with the Group, as described in this Prospectus, without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement with the Group. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Adviser could continue to perform such services for the Funds. See "MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP--Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable law and regulations.


                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES


  The Group was organized as an Ohio business trust on April 25, 1988. The Group consists of seventeen funds, each having its own class of shares. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the fund as are declared at the discretion of the Trustees (see "Miscellaneous" below). The other funds of the Group are The KeyPremier Pennsylvania Municipal Bond Fund, The KeyPremier Established Growth Fund, The KeyPremier Intermediate Term Income Fund, The KeyPremier Aggressive Growth Fund, The KeyPremier Limited Duration Government Securities Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Income Equity Fund, 1st Source Monogram Special Equity Fund, 1st Source Monogram Income Fund, Riverside Capital Money Market Fund, Riverside Capital Value Fund, Riverside Capital Fixed Income Fund, Riverside Capital Low Duration Government Securities Fund, Riverside Capital Growth Fund and Riverside Capital Tennessee Municipal Obligations Fund.


  Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate and not by fund except as otherwise expressly required by law. For example, Shareholders of the Prime Money Market Fund will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees. However, Shareholders of that Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval or amendment of the Prime Money Market Fund's investment advisory agreement.

  Overall responsibility for the management of each Fund is vested in the Board of Trustees of the Group. See "MANAGEMENT OF THE GROUP--Trustees of the Group." Individual Trustees are elected by the shareholders of the Group, although Trustees may, under certain circumstances, fill vacancies, including vacancies created by expanding the size of the Board. Trustees may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Ohio law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.

  An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, the investment advisory agreement or a Fund's fundamental policies and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group does not intend to have an annual or special meeting of shareholders.

  The Group has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.


  As of October 16, 1997, Keystone possessed, on behalf of its or its affiliates' underlying accounts, voting or investment power with respect to more than 25% of the outstanding Shares of each of the Funds.


CUSTODIAN

  The Bank of New York serves as the custodian for each Fund.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES


  BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' transfer agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Fund Services, Inc. also provides certain accounting services for the Funds pursuant to a Fund Accounting Agreement and receives a fee from each Fund for such services equal to the greater of (a) a fee computed at an annual rate of 0.03% of that Fund's average daily net assets or (b) the annual fee of $30,000. See "MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP--Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.


MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to the fund" means the consideration received by a fund upon the issuance or sale of shares in the fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to such fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Funds are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

  Inquiries regarding the Funds may be directed in writing to the Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 766-3960.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
Martindale Andres & Company, Inc.
Four Falls Corporate Center, Suite 200
West Conshohocken, Pennsylvania 19428

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Baker & Hostetler LLP
65 East State Street
Columbus, Ohio 43215

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
PROSPECTUS SUMMARY....................    2
FEE TABLE.............................    3
FINANCIAL HIGHLIGHTS..................    4
PERFORMANCE INFORMATION...............    5
INVESTMENT OBJECTIVES AND POLICIES....    5
INVESTMENT RESTRICTIONS...............   12
VALUATION OF SHARES...................   12
HOW TO PURCHASE AND REDEEM SHARES.....   13
DIVIDENDS AND TAXES...................   19
MANAGEMENT OF THE GROUP...............   20
GENERAL INFORMATION...................   22

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR, BISYS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY BISYS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                             KEYPREMIER FUNDS LOGO
                                      THE
                                   KEYPREMIER
                                     PRIME
                                     MONEY
                                  MARKET FUND
                                      THE
                                   KEYPREMIER
                                 U.S. TREASURY
                               OBLIGATIONS MONEY
                                  MARKET FUND
                                   MARTINDALE
                             ANDRES & COMPANY, INC.
                               INVESTMENT ADVISER
                                   Prospectus

                             dated October 31, 1997

                              CROSS REFERENCE SHEET
                              ---------------------



                     THE KEYPREMIER ESTABLISHED GROWTH FUND

                      THE KEYPREMIER AGGRESSIVE GROWTH FUND



                                    Two Funds

                                       of

                               The Sessions Group

Form N-1A Part A Item                                      Prospectus Caption
---------------------                                      ------------------

1.      Cover page..................                       Cover Page

2.      Synopsis....................                       Fee Table

3.      Condensed Financial
          Information...............                       Financial Highlights; Performance
                                                           Information

4.      General Description of
          Registrant................                       Investment Objectives and Policies;
                                                           Investment Restrictions; General
                                                           Information - Description of the Group
                                                           and Its Shares; Cover Page

5.      Management of the Fund......                       Management of the Group; General
                                                           Information - Custodian; General
                                                           Information - Transfer Agent and Fund
                                                           Accounting Services

5A.     Management's Discussion
          of Fund Performance.......                       Inapplicable

6.      Capital Stock and Other
          Securities................                       How to Purchase and Redeem Shares;
                                                           Dividends and Taxes; General Informa-
                                                           tion - Description of the Group and Its
                                                           Shares; General Information - Miscel-
                                                           laneous

7.      Purchase of Securities
          Being Offered.............                       Valuation of Shares; How to Purchase
                                                           and Redeem Shares; Management of the
                                                           Group

8.      Redemption or Repurchase....                       How to Purchase and Redeem Shares

9.      Pending Legal Proceedings...                       Inapplicable

                                                                         LOGO

THE KEYPREMIER ESTABLISHED GROWTH FUND
THE KEYPREMIER AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

3435 Stelzer Road
Columbus, Ohio 43219
For current yield, purchase,
and redemption information,
call (800) 766-3960.

--------------------------------------------------------------------------------

  The Sessions Group (the "Group") is an open-end management investment company. The Group includes The KeyPremier Established Growth Fund (the "Established Growth Fund") and The KeyPremier Aggressive Growth Fund (the "Aggressive Growth Fund"), each of which is a diversified portfolio of the Group (the Established Growth and Aggressive Growth Funds are hereinafter collectively referred to as the "Funds" and individually as a "Fund"). The Trustees of the Group have divided each Fund's beneficial ownership into an unlimited number of transferable units called shares (the "Shares").

  Martindale Andres & Company, Inc., West Conshohocken, Pennsylvania (the "Adviser"), which is a wholly owned subsidiary of Keystone Financial, Inc. ("Keystone"), acts as the investment adviser to each of the Funds.

  Additional information about the Funds and the Group, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Group at its address or by calling the Group at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

  This Prospectus sets forth concisely the information about the Funds and the Group that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

  Each of the Established Growth Fund's and the Aggressive Growth Fund's net asset value per share will fluctuate as the value of its portfolio changes in response to changing market prices and/or other factors.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), Columbus, Ohio, acts as the Funds' administrator and distributor. BISYS Fund Services, Inc., Columbus, Ohio, the general partner of BISYS, acts as the Funds' transfer agent (the "Transfer Agent") and performs certain fund accounting services for each of the Funds.

THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE ADVISER, KEYSTONE OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                The date of this Prospectus is October 31, 1997.

                               PROSPECTUS SUMMARY

     SHARES OFFERED: Units of beneficial interest ("Shares") of the Established Growth Fund and the Aggressive Growth Fund, two separate investment funds of The Sessions Group, an Ohio business trust (the "Group").

     OFFERING PRICE: The public offering price of each of the Funds is equal to the net asset value per share plus a sales charge of 4.50% of the public offering price, reduced on investments of $100,000 or more (See "HOW TO PURCHASE AND REDEEM SHARES -- Sales Charges"). Under certain circumstances, the sales charge may be eliminated (See "HOW TO PURCHASE AND REDEEM SHARES -- Sales Charge Waivers").

     MINIMUM PURCHASE: $1,000 minimum initial investment with $25 minimum subsequent investments. Such minimum initial investment is reduced for investors using the Auto Invest Plan described herein and for employees of the Adviser and its affiliates.

     TYPE OF COMPANY: Each Fund is a diversified series of an open-end, management investment company.

     INVESTMENT OBJECTIVES: For the ESTABLISHED GROWTH FUND, growth of capital with some current income as a secondary objective.

     For the AGGRESSIVE GROWTH FUND, growth of capital.

     INVESTMENT POLICIES: Under normal market conditions, the ESTABLISHED GROWTH FUND will invest substantially all, but under such conditions in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks.

     Under normal market conditions, the AGGRESSIVE GROWTH FUND will invest substantially all, but under such conditions in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks of companies with market capitalizations ranging between $100 million and $5 billion.

     RISK FACTORS AND SPECIAL CONSIDERATIONS: An investment in either of the Funds is subject to certain risks, including market risk, as set forth in detail under "INVESTMENT OBJECTIVES AND POLICIES -- Risk Factors and Investment Techniques." As with other mutual funds, there can be no assurance that either of the Funds will achieve its investment objectives. The Funds, to the extent set forth under "INVESTMENT OBJECTIVES AND POLICIES," may engage in the following practices: the use of repurchase agreements and reverse repurchase agreements, entering into options and futures transactions, the purchase of securities on a when-issued or delayed-delivery basis and the purchase of foreign securities, both directly and through American Depository Receipts, and derivatives.

     INVESTMENT ADVISER:  Martindale Andres & Company, Inc. (the "Adviser").

     DIVIDENDS: Dividends from net income are declared and generally paid quarterly. Net realized capital gains, if any, are distributed at least annually.

     DISTRIBUTOR: BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS").

                                   FEE TABLE


                                                             ESTABLISHED      AGGRESSIVE
                                                             GROWTH FUND      GROWTH FUND
                                                             -----------      -----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).....................       4.50%            4.50%
ESTIMATED ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees After Fee Waiver(1).......................       0.50%            0.60%
12b-1 Fees................................................       None             None
Other Expenses(2).........................................       0.26             0.35
                                                                 ----             ----
Estimated Total Fund Operating Expenses After Fee
  Waiver(1)...............................................       0.76%            0.95%
                                                                 ====             ====



Example. You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                                               1 YEAR           3 YEARS
                                                             -----------      -----------
        The Established Growth Fund.......................       $52              $68
        The Aggressive Growth Fund........................       $54              $74

  The purpose of the above table is to assist a potential purchaser of Shares of a Fund in understanding the various costs and expenses that an investor in such Fund will bear directly or indirectly. Such expenses do not include any fees charged by the Adviser or any of its affiliates to its customer accounts which may have invested in Shares of the Funds. See "MANAGEMENT OF THE GROUP" and "GENERAL INFORMATION" for a more complete discussion of the annual operating expenses of the Funds. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------------

(1) The Adviser has agreed voluntarily to reduce its investment advisory fees with respect to the Established Growth Fund and the Aggressive Growth Fund to 0.40% and 0.50%, respectively, until on or about March 31, 1998 and thereafter to reduce such fees to 0.50% and 0.60%, respectively, until further written notice to Shareholders. Absent such voluntary fee waivers, Management Fees and Estimated Total Fund Operating Expenses for the Established Growth Fund would be 0.75% and 1.01%, respectively, and, for the Aggressive Growth Fund, would be 1.00% and 1.35%, respectively.

(2) "Other Expenses" are estimated for the current fiscal year.

                              FINANCIAL HIGHLIGHTS

  The Funds are two separate funds of the Group. The table below sets forth certain information concerning the investment results of each Fund since its inception. Further financial information is included in the Statement of Additional Information. The Financial Highlights contained in the following table have been audited by KPMG Peat Marwick LLP, independent certified public accountants for the Funds, whose report on the period ended June 30, 1997, is included in the Statement of Additional Information, which may be obtained by Shareholders.



                                                            PERIOD FROM COMMENCEMENT OF
                                                          OPERATIONS THROUGH JUNE 30, 1997
                                                                        (A)
                                                          --------------------------------
                                                          ESTABLISHED          AGGRESSIVE
                                                          GROWTH FUND          GROWTH FUND
                                                          -----------          -----------
NET ASSET VALUE, BEGINNING OF PERIOD...................    $   10.00            $   10.00
Investment Activities:
  Net investment income................................         0.08                 0.01
  Net realized and unrealized
     gains (losses) on investments.....................         1.13                 0.24
                                                            --------             --------
Total from Investment Activities.......................         1.21                 0.25
                                                            --------             --------
Distributions:
  Net investment income................................        (0.08)               (0.01)
  Net realized gains...................................           --                   --
                                                            --------             --------
  Total Distributions..................................        (0.08)               (0.01)
                                                            --------             --------
NET ASSET VALUE, END OF PERIOD.........................    $   11.13            $   10.24
                                                            ========             ========
RATIOS/SUPPLEMENTAL DATA:
Total Return (excludes sales charge)...................        12.20%(b)             2.52%(b)
Net Assets, at end of period (000).....................    $ 190,914            $ 105,258
Ratio of expenses to average net asset.................         0.44%(c)             0.66%(c)
Ratio of net investment income to average net assets...         1.39%(c)             0.28%(c)
Ratio of expenses to average net assets*...............         1.01%(c)             1.35%(c)
Ratio of net investment income to average net
  assets*..............................................         0.82%(c)            (0.41%)(c)
Portfolio turnover.....................................            1%                   2%
Average commission rate paid (d).......................    $  0.0748            $  0.0708



---------------
  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Commencement of operations of the Established Growth Fund was December 2, 1996, and commencement of operations of the Aggressive Growth Fund was February 3, 1997.

(b) Not annualized.

(c) Annualized.

(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

                            PERFORMANCE INFORMATION

  From time to time performance information for the Funds showing the Funds' average annual total return and yield may be presented in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL PERFORMANCE AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since commencement of operations for a Fund (or its respective collective investment fund) and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions), which figure is then annualized. Yield will be computed by dividing a Fund's net investment income per share earned during a recent one-month period by that Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each of the Funds may also present its average annual total return and yield, as the case may be, excluding the effect of a sales charge.

  Each of the Funds has been initially funded by the transfer of all of the assets of a corresponding collective investment fund and common trust fund managed by the Adviser (collectively, the "CIFs"). Because the management of each Fund is substantially the same as its corresponding CIFs, the quoted performance of that Fund will include the performance of its CIFs for the periods prior to the effectiveness of the Group's registration statement as it relates to such Fund. Such performance will be restated to reflect the estimated current fees of that Fund. Such CIFs were not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore were not subject to certain investment restrictions that are imposed by the 1940 Act. If the CIFs had been so registered, their performance might have been adversely affected.

  Investors may also judge the performance of a Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services, which indices or data may be published by such services or by other services or publications. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, sales literature and reports to Shareholders.

  Yield and total return are generally functions of market conditions, types of investments held, and operating expenses. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by Keystone or by any of its affiliates, including the Adviser, to its customer accounts which may have invested in Shares of a Fund will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Adviser or BISYS voluntarily reduces all or part of its fees for a Fund, as discussed below, the yield and total return for that Fund will be higher than they would otherwise be in the absence of such voluntary fee reductions.


  Further information about the performance of the Funds is contained in the Funds' Annual Report to Shareholders which may be obtained without charge by contacting the Group at (800) 766-3960.

                       INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL

  The investment objectives for the Established Growth Fund are growth of capital with some current income as a secondary objective. The investment objective for the Aggressive Growth Fund is growth of capital. Any income earned by the Aggressive Growth Fund will be incidental to its overall objective of growth of capital. The investment objectives of each Fund are non-fundamental policies and as such may be changed by the Group's Trustees without the vote of the Shareholders of that Fund. There can be no assurance that the investment objectives of either Fund will be achieved.

THE ESTABLISHED GROWTH FUND

  Under normal market conditions, the Established Growth Fund will invest substantially all, but under such conditions in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks of companies with market capitalizations of at least $1 billion. For purposes of the foregoing, securities convertible into common stocks include convertible bonds, convertible preferred stock, options and rights. The securities purchased by the Established Growth Fund are generally traded on established U.S. markets and exchanges.


  Under normal market conditions, the Established Growth Fund intends to operate with a fully invested philosophy, i.e., the Established Growth Fund will generally invest 90% or more of its total assets in common stocks. The Established Growth Fund's equity investments will be based on two principles:
(1) a solid long-term fundamental business outlook and (2) an attractively valued stock price. The Established Growth Fund's investment decisions are based upon a company's expected performance through a business and market cycle which normally translates into a three to five year investment horizon. In an effort to mitigate some volatility, the Established Growth Fund does seek to maintain representation in all major economic sectors. Subject to those guidelines, the Established Growth Fund intends to invest in the securities of companies the Adviser believes to be of high quality and which satisfy one or more of the following criteria: (1) have a well recognized domestic and/or global franchise;
(2) have a long-term revenue and earnings growth track record which the Adviser believes to be superior; (3) have a solid balance sheet, which includes a low debt-to-equity ratio, and the ability to generate sufficient free cash flow; (4) have a long-term sustainable competitive advantage; and (5) have demonstrated a history of increasing shareholder value.


  Under normal market conditions, the Established Growth Fund may also invest up to 35% of its total assets in warrants, foreign securities through sponsored American Depositary Receipts ("ADRs"), securities of other investment companies and REITs (real estate investment trusts), cash and Short-Term Obligations and may engage in other investment techniques described below.

  "Short-Term Obligations" consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including U.S. Treasury securities stripped of the unmatured interest coupons and such stripped interest coupons), with maturities of 12 months or less, certificates of deposit, bankers' acceptances and demand and time deposits of selected banks, securities of money market mutual funds, and commercial paper rated in one of the two highest rating categories by appropriate nationally recognized statistical rating organizations ("NRSROs," e.g., Standard & Poor's Corporation and Moody's Investors Service) and repurchase agreements collateralized by such obligations. These obligations are described further in the Statement of Additional Information. The Established Growth Fund may also invest up to 100% of its total assets in Short-Term Obligations and cash when deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to current or anticipated market conditions. However, to the extent that the Established Growth Fund is so invested, it may not achieve its investment objectives.

THE AGGRESSIVE GROWTH FUND


  Under normal market conditions, the Aggressive Growth Fund will invest substantially all, but under such conditions in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks of companies with market capitalizations ranging between $100 million and $5 billion. Under normal market conditions, the Aggressive Growth Fund intends to operate with a fully invested philosophy, i.e., the Aggressive Growth Fund will generally invest 90% or more of its total assets in common stocks and securities convertible into common stocks.


  The Aggressive Growth Fund attempts to invest in high quality small to mid capitalization companies that the Adviser believes have demonstrated one or more of the following characteristics: (1) strong management team with an ownership stake in the business; (2) solid revenue and earnings history; (3) unique position in the company's targeted market; (4) innovative products and solid new product distribution channels; and (5) solid balance sheet. In addition, the Adviser attempts to invest in companies that are selling at earnings multiples which the Adviser believes to be less than their expected long-term growth rate.

  The Adviser employs a "bottom-up" approach in its security selection process. A "bottom-up" approach emphasizes company specific factors rather than industry factors when making its buy/sell decisions. As a result of this approach, the Adviser does not utilize a sector neutral strategy. The Adviser does not seek to have the Aggressive Growth Fund have representation in all economic sectors; therefore, the Aggressive Growth Fund's sector weightings may be overweighted and/or underweighted relative to its appropriate peers and/or benchmarks.

  For purposes of the foregoing, securities convertible into common stocks include convertible bonds, convertible preferred stock, options and rights. The securities purchased by the Aggressive Growth Fund are generally traded on established U.S. markets and exchanges, although as discussed below, the Aggressive Growth Fund may invest in restricted or privately placed securities. Under normal market conditions, the Aggressive Growth Fund may also invest up to 35% of its total assets in warrants, foreign securities through sponsored ADRs, securities of other investment companies and equity REITs, cash and Short-Term Obligations (as described above) and may engage in other investment techniques described below.

RISK FACTORS AND INVESTMENT TECHNIQUES

  Like any investment program, an investment in either of the Funds entails certain risks. Equity securities such as those in which the Funds may invest are more volatile and carry more risk than some other forms of investment, including investments in high grade fixed income securities. Therefore, each Fund is subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods of time.

  Depending upon the performance of each Funds' investments, the net asset value per share of a Fund may decrease instead of increase.

  Each Fund, as described below, may invest in put and call options and futures. Such instruments are considered to be "derivatives." A derivative is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates), security, commodity or other asset. No Fund will invest more than 20% of its total assets in any such derivatives at any one time.

  Growth-Oriented Companies. The Aggressive Growth Fund is intended for investors who have a long-term investment time horizon and who can accept the higher risks involved in seeking potentially higher capital appreciation through investments in growth oriented companies. A growth oriented company typically invests most of its net income in its enterprise and does not pay out much, if any, in dividends. Accordingly, the Aggressive Growth Fund does not anticipate any significant distributions to Shareholders from net investment income, and potential investors should be in a financial position to forego current income from their investment in the Aggressive Growth Fund. In addition, smaller capitalized companies generally have limited product lines, markets and financial resources and are dependent upon a limited management group. The securities of less seasoned companies and/or smaller capitalized companies may have limited marketability, which may affect or limit their liquidity and therefore the ability of the Aggressive Growth Fund to sell such securities at the time and price it deems advisable. In addition, such securities may be subject to more abrupt or erratic market movements over time than securities of more seasoned and/or larger capitalized companies or the market as a whole.

  Repurchase Agreements. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities, in exchange for cash, from banks and/or registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees. The seller agrees to repurchase such securities at a mutually agreed date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which the Fund may invest directly. Repurchase agreements are considered to be loans by a Fund under the 1940 Act. For further information about repurchase agreements and the related risks, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments-- Repurchase Agreements" in the Statement of Additional Information.

  Reverse Repurchase Agreements. Each Fund may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which such Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance the Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVE AND POLICIES--
Additional Information on Portfolio Instru-ments--Reverse Repurchase Agreements" in the Statement of Additional Information.

  Except as otherwise disclosed to the Shareholders of the Funds, the Group will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, BISYS, or their affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

  Foreign Investments. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Investments in foreign securities (including Yankee Bonds, Eurodollar Bonds, Supranational Bonds and ADRs) may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other investment income, possible seizure, nationalization, or expropriation of foreign deposits or investments, the possible establishment of exchange controls or taxation at the source, less stringent disclosure requirements, less liquid or developed securities markets or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal, interest or dividends on such securities or the purchase or sale thereof. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

  Restricted Securities. Securities in which the Aggressive Growth Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities").
Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Aggressive Growth Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold, if at all, to other institutional investors through or with the assistance of the issuer or investment dealers who facilitate the resale of such
Section 4(2) securities, thus providing some liquidity.

  Pursuant to procedures adopted by the Board of Trustees of the Group, the Adviser may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. Rule 144A permits the Aggressive Growth Fund to purchase securities which have been privately placed and resell such securities to certain qualified institutional buyers without restriction. For purposes of determining whether a Rule 144A security is readily saleable, and therefore liquid, the Adviser must consider, among other things, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and marketplace trades of such security. However, investing in Rule 144A securities, even if such securities are initially determined to be liquid, could have the effect of increasing the level of the Aggressive Growth Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  Securities Lending. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, a Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees. Neither Fund will lend more than 33% of the total value of its portfolio securities at any one time.

  Writing Covered Call and Put Options. Each Fund may write covered call and put options on securities, or futures contracts regarding securities, in which such Fund may invest, in an effort to realize additional income. A put option gives the purchaser the right to sell, and a writer has the obligation to purchase, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Such options will be listed on national securities or futures exchanges. Each Fund may write covered call options as a means of seeking to enhance its income through the receipt of premiums in instances in which the Adviser determines that the underlying securities or futures contracts are not likely to increase in value above the exercise price. Each Fund also may seek to earn additional income through the receipt of premiums by writing put options. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option; by writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its then current market value.

  Each of the Funds, as part of its option transactions, also may write index put and call options. Through the writing of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

  When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between bid and asked price. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transac-tion, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. Each Fund will limit its writing of options such that at no time will more than 25% of the Fund's total assets be subject to such options transactions.

  Purchasing Options. In addition, each Fund may purchase put and call options written by third parties covering indices and those types of financial instruments or securities in which the Fund may invest to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices for such instruments. The purchase of a put option is intended to protect the value of a Fund's holdings in a falling market while the purchase of a call option is intended to protect the value of a Fund's positions in a rising market. Put and call options purchased by a Fund will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price. Such options will be listed on national securities or futures exchanges.

  In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security, index or futures contract increased by an amount in excess of the premium paid for the call option. It would realize a loss if the price of the underlying security, index or futures contract declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security, index or futures contract declined by an amount in excess of the premium paid. It would realize a loss if the price of the security, index or futures contract increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

  Futures Contracts. Each Fund may purchase or sell contracts for the future delivery of the specific financial instruments or securities in which that Fund may invest, and indices based upon the types of securities in which that Fund may invest (collectively, "Futures Contracts"). Each Fund may use this investment technique as a substitute for a comparable market position in the underlying securities or to hedge against anticipated future changes in market prices, which otherwise might adversely affect either the value of such Fund's securities or the prices of securities which such Fund intends to purchase at a later date.

  To the extent a Fund is engaging in a futures transaction as a hedging device, because of the risk of an imperfect correlation between securities in the Fund's portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective if, for example, losses on the portfolio securities exceed gains on the futures contract or losses on the futures contract exceed gains on the portfolio securities. For futures contracts based on indices, the risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the future contract has been less or greater than that of the securities. Such "over hedg-ing" or "under hedging" may adversely affect a Fund's net investment results if the market does not move as anticipated when the hedge is established.

  Successful use of futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting the value of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

  Call options sold by a Fund with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying, or instruments the prices of which are expected to move relatively consistently with the instruments underlying, the futures contract. Put options sold by a Fund with respect to futures contracts will be covered when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligation undertaken.

  Each Fund may utilize various index futures to protect against changes in the market value of the securities in its portfolio or which it intends to acquire. Securities index futures contracts are based on an index of various types of securities, e.g., stocks or long-term corporate bonds. The index assigns relative values to the securities included in an index, and fluctuates with changes in the market value of such securities. The contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash based upon the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The acquisition or sale of an index futures contract enables a Fund to protect its assets from fluctuations in prices of certain securities without actually buying or selling such securities.

  In general, the value of futures contracts sold by a Fund to offset declines in its portfolio securities will not exceed the total market value of the portfolio securities to be hedged, and futures contracts purchased by a Fund will be covered by a segregated account consisting of cash or liquid securities in an amount equal to the total market value of such futures contracts, less the initial margin deposited therefor.


  When buying futures contracts and when writing put options, a Fund will be required to segregate in a separate account cash and/or liquid securities in an amount sufficient to meet its obligations. When writing call options, a Fund will be required to own the financial instrument or futures contract underlying the option or segregate cash and/or liquid securities in an amount sufficient to meet its obligations under written calls.


  When-Issued or Delayed-Delivery Securities. Each Fund may purchase securities on a when-issued or delayed-delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. Each Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of its investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued or delayed-delivery securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the price obtained in the transaction will be greater than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning dividends on them until they are received on the settlement date. When a Fund agrees to purchase such securities, however, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued or delayed-delivery basis are recorded as an asset and are subject to changes in the value based upon market factors. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause that Fund to miss a price considered to be advantageous.


  Investment Company Securities. Each Fund may also invest in the securities of other investment companies, including shares of a money market fund advised by the Adviser ("KeyPremier money market funds") in accordance with the limitations of the 1940 Act and any exemptions therefrom. Each Fund intends to invest in other investment companies which, in the opinion of the Adviser will assist such Fund in achieving its investment objectives and in money market mutual funds for purposes of short-term cash management. A Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in mutual funds. In order to avoid the imposition of additional fees as a result of investing in shares of a KeyPremier money market fund, the Adviser, BISYS, as the Funds' administrator, and their affiliates will reduce their fees charged to a Fund by an amount equal to the fees charged by such service providers based on a percentage of that Fund's assets attributable to such Fund's investment in the KeyPremier money market fund. Additional restrictions on the Funds' investments in the securities of other mutual funds are contained in the Statement of Additional Information.


                            INVESTMENT RESTRICTIONS


  Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION--Miscellaneous" herein). Each Fund will not:

       1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       2. Purchase any securities which would cause more than 25% of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government, its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents;
  (c) with respect to the Established Growth Fund, utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry); and
  (d) with respect to the Aggresive Growth Fund, technology companies will be divided according to their services (for example, medical devices, biotechnology, semi-conductor, software and communications will each be considered a separate industry).

       3. Borrow money or issue senior securities except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money or issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

       4. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

  The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of a Fund: each Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. For purposes of this investment restriction, illiquid securities include securities which are not readily marketable and repurchase agreements with maturities in excess of seven days.

                              VALUATION OF SHARES


  The net asset value of each Fund is determined and its Shares are priced as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each Business Day of that Fund. The time at which the Shares of the Funds are priced is hereinafter referred to as the "Valuation Time." A "Business Day" of a Fund is a day on which the Exchange is open for trading and any other day (other than a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares of the Fund is received) during which there is sufficient trading in portfolio instruments such that the Fund's net asset value per share might be materially affected. The Exchange will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share for purposes of pricing purchases and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund, by the number of that Fund's outstanding Shares.


  The net asset value per share for each Fund will fluctuate as the value of the investment portfolio of that Fund changes.

  The portfolio securities for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities normally are traded. Unlisted securities for which market quotations are readily available are valued at such market values. Other securities, including restricted securities and other securities for which market quotations are not readily available, and other assets are valued at fair value by the Adviser under procedures established by, and under the supervision of the Group's Board of Trustees. Securities may be valued by an independent pricing service ap-proved by the Group's Board of Trustees. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method.

                                HOW TO PURCHASE
                               AND REDEEM SHARES

DISTRIBUTOR

  Shares in the Funds are sold on a continuous basis by the Group's distributor, BISYS (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, telephone the Group at (800) 766-3960.

EMPLOYEE BENEFIT PLANS

  Purchases, exchanges and redemptions of Shares through an employee benefit plan may be subject to different requirements and limitations imposed by employers than those discussed below. Investors should consult their employer for more information on how to purchase, exchange and redeem Shares of the Funds through their employer's plan.

PURCHASES OF SHARES

  Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by the Adviser, its affiliates or its correspondent entities (collectively, "Entities").

  Shares of the Funds sold to the Entities acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Entities. With respect to Shares of a Fund so sold, it is the responsibility of the particular Entity to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Shares will be recorded by the Entities and reflected in the account statements provided by the Entities to Customers.

  Investors may also purchase Shares of the Funds by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the applicable Fund, to The KeyPremier Funds, P.O. Box 182707, Columbus, Ohio 43218-2707. Subsequent purchases of Shares of a Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Group, to the above address.

  If an Account Registration Form has been previously received by the Group, investors may also purchase Shares by wiring funds to the Funds' custodian. Prior to wiring any such funds and in order to ensure that wire orders are invested promptly, investors must call the Group at (800) 766-3960 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

  Shares of the Funds are purchased at the net asset value per share (see "VALUATION OF SHARES") next determined after receipt by the Distributor, its agents or broker-dealers with whom it has an agreement of an order in good form to purchase Shares plus any applicable sales charge as described below. Purchases of Shares of a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of that Fund.

  For an order for the purchase of Shares of a Fund that is placed through a broker-dealer, the applicable public offering price will be the net asset value as so determined (plus any applicable sales charge), but only if the broker-dealer receives the order and transmits it to the Distributor prior to the Valuation Time for that day. The broker-dealer is responsible for transmitting such orders by the Valuation Time. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.

MINIMUM INVESTMENT

  Except as otherwise discussed below under "Auto Invest Plan," the minimum investment is $1,000 for the initial purchase of Shares of a Fund by an investor and $25 for subsequent purchases of Shares of that Fund. The initial minimum investment amount is reduced to $250 for employees of the Adviser, Keystone or any of their affiliates.

  Depending upon the terms of a particular Customer's account, the Entities or their affiliates may charge a Customer account fees for automatic investment and other cash management services provided in connection with an investment in a Fund. Information concerning these services and any charges will be provided by the Entities. This Prospectus should be read in conjunction with any such information received from the Entities or their affiliates.

  Each Fund reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.

  Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares owned by the Shareholder and the number of Shares being held in safekeeping by the Transfer Agent for the account of the Shareholder. Reports of purchases and redemptions of Shares by Entities on behalf of their Customers will be sent by the Entities to their Customers. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

AUTO INVEST PLAN

  The KeyPremier Funds Auto Invest Plan enables Shareholders to make regular monthly or quarterly purchases of Shares of the Funds through automatic deduction from their bank accounts, provided that the Shareholder's bank is a member of the Federal Reserve and the Automated Clearing House (ACH) system. With Shareholder authorization the Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account which will automatically be invested in Shares of the designated Fund at the public offering price next determined after receipt of payment by the Transfer Agent. The required minimum initial investment when opening an account using the Auto Invest Plan is $250; the minimum amount for subsequent investments is $25. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Registration Form or a supplemental sign-up form which can be acquired by calling the Group at (800) 766-3960. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Group at: 3435 Stelzer Road, Columbus, Ohio 43219.

  The Group may eliminate or change the Auto Invest Plan at any time or from time to time without notice thereof.

KEYPREMIER INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

  A KeyPremier IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. KeyPremier IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

  All KeyPremier IRA distribution requests must be made in writing to the Distributor. Any deposits to a KeyPremier IRA must distinguish the type and year of the contributions.
  For more information on the KeyPremier IRAs call the Group at (800) 766-3960. Investment in Shares of the KeyPremier Pennsylvania Municipal Bond Fund or any other tax-exempt fund would not be appropriate for a KeyPremier IRA. Shareholders are advised to consult a tax adviser on KeyPremier IRA contribution and withdrawal requirements and restrictions.

IN-KIND PURCHASES


  Payment for Shares of a Fund may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund as described in this Prospectus. For further information about this form of payment, contact the Adviser. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the date of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form of transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.


SALES CHARGES

  The public offering price of Shares of each Fund equals net asset value plus a sales charge in accordance with the table below. BISYS receives this sales charge as Distributor and reallows a portion of it as dealer discounts and brokerage commissions. However, the Distributor, in its sole discretion may pay certain dealers all or part of the portion of the sales charge it receives. The broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the Securities Act of 1933.

                        SALES                         DEALER
                        CHARGE        SALES       DISCOUNTS AND
                          AS        CHARGE AS       BROKERAGE
      AMOUNT OF        % OF NET    % OF PUBLIC    COMMISSIONS AS
   TRANSACTION AT       AMOUNT      OFFERING       % OF PUBLIC
PUBLIC OFFERING PRICE  INVESTED       PRICE       OFFERING PRICE
---------------------  --------    -----------    --------------
Less than $100,000...    4.71%         4.50%           4.05%
$100,000 but less
  than $250,000......    3.63          3.50            3.15
$250,000 but less
  than $500,000......    2.56          2.50            2.25
$500,000 but less
  than $1,000,000....    1.52          1.50            1.35
$1,000,000 or more...       0             0               0

  From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of the Funds. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens).

Dealers may not use sales of the Funds' Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

SALES CHARGE WAIVERS

  The Distributor will waive sales charges for the purchase of Shares of a Fund by or on behalf of (1) purchasers for whom Keystone, the Adviser, one of their affiliates or another financial institution acts in a fiduciary, advisory, agency, custodial (other than individual retirement accounts), or similar capacity, (2) officers, trustees, directors, advisory board members, employees and retired employees (including spouses, children and parents of the foregoing) of Keystone, the Adviser, the Group, BISYS and any affiliated company thereof,
(3) investors who purchase Shares with the proceeds from a distribution from the Adviser, Keystone or an affiliate trust or agency account, (4) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and their spouses and children under 21), and (5) investment advisers or financial planners regulated by a federal or state governmental authority who are purchasing Shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent. The Distributor may change or eliminate the foregoing waivers at any time or from time to time without notice thereof. The Distributor may also periodically waive all or a portion of the sales charge for all investors with respect to a Fund.

  In addition, the Distributor may waive sales charges for the purchase of a Fund's Shares with the proceeds from the recent redemption of shares of a non-money market fund that imposes a sales charge. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice.

CONCURRENT PURCHASES

  For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of a Fund and one or more of the other funds of the Group sold with a sales charge and advised by the Adviser ("KeyPremier Load Funds"). For example, if a Shareholder concurrently purchases Shares in the Established Growth Fund at the total public offering price of $50,000 and Shares in another KeyPremier Load Fund at the total public offering price of $50,000, the sales charge for such shares of the Established Growth Fund would be that applicable to a $100,000 purchase as shown in the table above. This privilege, however, may be modified or eliminated at any time or from time to time by the Group without notice thereof.

LETTER OF INTENT

  An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Shares of a Fund at a designated total public offering price within a designated 13-month period. Each purchase of Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. This program may be modified or eliminated at any time or from time to time by the Group without notice. For further information about letters of intent, interested investors should contact the Group at (800) 766-3960.

  A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Shares actually purchased if the full amount indicated is not purchased, and such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Shares, whether paid in cash or reinvested in additional Shares, are not subject to escrow. The escrowed Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. An adjustment will be made to reflect any reduced sales charge applicable to Shares purchased during the 90-day period prior to the date the Letter of Intent was entered into at the conclusion of the 13-month period and in the form of additional Shares credited to the Shareholder's account at the then current public offering price applicable to a single purchase of the total amount of the total purchases. Additionally, if the total purchases within the 13-month period exceed the amount specified, a similar adjustment will be made to reflect further reduced sales charges applicable to such purchases, if any.

RIGHT OF ACCUMULATION

  Pursuant to the right of accumulation, investors are permitted to purchase Shares of a Fund at the public offering price applicable to the total of (a) the total public offering price of the Shares of the Fund then being purchased plus
(b) an amount equal to the then current net asset value of the purchaser's combined holdings of the Shares of all KeyPremier Load Funds. The "purchaser's combined holdings" described in the preceding sentence shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Group without notice.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged for Shares of a KeyPremier money market fund or any other KeyPremier Load Fund if the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Each exchange will be made at respective net asset values except that a sales charge, equal to the difference, if any, between the sales charge payable upon the purchase of shares of the KeyPremier Fund to be acquired in the exchange and the sales charge previously paid on the Shares to be exchanged, will be assessed. In determining the sales charge previously paid on the Shares to be exchanged, such Shares may include Shares which were acquired through a previous exchange for shares on which a sales charge was paid. Under such circumstances, the Shareholder must notify the Group that a sales charge was originally paid and provide the Group with sufficient information to permit confirmation of the Shareholder's right not to pay a sales charge.

  An exchange is considered a sale of Shares for federal income tax purposes. However, a

Shareholder may not include any sales charge on Shares of a Fund as a part of the cost of those Shares for purposes of calculating the gain or loss realized on an exchange of those Shares within 90 days of their purchase.

  The Group may at any time modify or terminate the foregoing exchange privileges. The Group, however, will give Shareholders 60 days' advance written notice of any such modification.

  A Shareholder wishing to exchange his or her Shares may do so by contacting the Group at (800) 766-3960 or by providing written instructions to the Group. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the fund in which he or she wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "Redemption by Telephone" below.

                              REDEMPTION OF SHARES

  Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at an Entity. For example, if a Customer has agreed with an Entity to maintain a minimum balance in his or her account with the Entity, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Entity may redeem on behalf of the Customer, all or part of the Customer's Shares of a Fund to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL

  A written request for redemption must be received by the Group, at the address shown on the front page of this Prospectus, in order to honor the request. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record or mailed or wired to a commercial bank account previously designated on the Account Registration Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

REDEMPTION BY TELEPHONE

  If a Shareholder has so designated on the Account Registration Form, a Shareholder may request a redemption of his or her Shares by telephoning the Transfer Agent and having the payment of redemption requests sent electronically directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. A shareholder may also have such payment mailed directly to the Shareholder at the Shareholder's address as recorded by the Transfer Agent. However, this option may be suspended for a period of 30 days following a telephonic address change. Under most cir-cumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such wire redemption requests may be made by the Shareholder by telephone to the Group. The Group may reduce the amount of a wire redemption payment by the then-current wire redemption charge of the Funds' custodian. There is currently no charge for having payment of redemption requests mailed or sent electronically to a designated bank account. For tele-phone redemptions, call the Group at (800) 766-3960.

  Neither the Group, the Funds nor their service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Group's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. The Group will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Group, the Funds or their service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, Shareholders are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Group at the address shown on the front page of this Prospectus.

AUTO WITHDRAWAL PLAN

  The Auto Withdrawal Plan enables Shareholders of a Fund, with an account balance in such Fund of $5,000 or more, to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum withdrawal is $50 monthly. To participate in the Auto Withdrawal Plan, Shareholders should call (800) 766-3960 for more information. Purchases of additional Shares, including use of the Auto Invest Plan described above, concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities and sales charges. For a Shareholder to change the Auto Withdrawal instructions, the request must be made in writing to the Group.

PAYMENTS TO SHAREHOLDERS

  Redemption orders are effected at the net asset value per share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, each Fund will attempt to honor requests from Shareholders for next day payments upon redemption of Shares if the request for redemption is received by the Distributor before the Valuation Time on a Business Day or, if the request for redemption is received after the Valuation Time, to honor requests for payment on the second Business Day. Each Fund will attempt to so honor redemption requests unless it would be disadvantageous to a Fund or the Shareholders of that Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.


  At various times, the Group may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Group may delay the forwarding of proceeds for up to 10 days or more until payment has been collected for the purchase of such Shares. The Group intends to pay cash for all Shares redeemed, but under abnormal con-ditions which make payment in cash unwise, the Group may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Due to the relatively high cost of handling small investments, the Group reserves the right to redeem, at net asset value, the Shares of a Fund of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Shares, the deduction of any sales charge or the establishment of an account with less than $1,000 using the Auto Invest Plan), the account of such Shareholder has a value of less than $1,000 ($250 if the Shareholder is an employee of the Adviser or one of its affiliates). Accordingly, an investor purchasing Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Group exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed at least 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000 ($250 if the Shareholder is an employee of the Adviser or one of its affiliates).

  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption.

                              DIVIDENDS AND TAXES

DIVIDENDS

  A dividend for each Fund is declared quarterly at the close of business on the day of declaration consisting of an amount of accumulated undistributed net income of that Fund as determined necessary or appropriate by the appropriate officers of the Group. Such dividend is generally paid quarterly. Shareholders will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of that Fund at the net asset value as of the date of payment, unless the Shareholder elects to receive dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

  Distributable net realized capital gains, if any, for a Fund are distributed at least annually. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares in that Fund.

  If a Shareholder elects to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, the Shareholder's cash election will be changed automatically and future dividend and capital gains distributions will be reinvested in that Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in that Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAXES

  Each Fund is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") for so long as such qualification is in the best interest of that Fund's Shareholders.

Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income. Each Fund contemplates declaring as dividends all or substantially all of its investment company taxable income (before deduction of dividends paid).

  A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of having a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. If distributions during a calendar year were less than the required amount, a Fund would be subject to a nondeductible 4% excise tax on the deficiency.

  It is expected that each Fund will distribute annually to its Shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash. The dividends received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends eligible for the dividends deduction, if any, received by a Fund bear to its gross income.


  Distribution by a Fund of the excess of net mid-term or net long-term capital gain, if any, over net short-term capital loss is taxable to Shareholders as mid-term or long-term capital gain, respectively, in the year in which it is received, regardless of how long the Shareholder has held the Shares. Such distributions are not eligible for the dividends received deduction.


  If the net asset value of a Share is reduced below the Shareholder's cost of that Share by the distribution of income or gain realized on the sale of securities, the distribution, from a practical stand point, is a return of invested principal, although taxable as described above.

  Prior to purchasing Shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of Shares prior to the record date will have the effect of reducing the per share net asset value of the Shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

  Additional information regarding federal taxes is contained in the Statement of Additional Information under the heading
"ADDITIONAL INFORMATION--Addi-
tional General Tax Information." However, the information contained in this Prospectus and the additional material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Funds and their Shareholders. Accordingly, potential investors are urged to consult their own tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

  Shareholders will be advised at least annually as to the federal income tax consequences of distributions made to them during the year.

                            MANAGEMENT OF THE GROUP

TRUSTEES OF THE GROUP

  Overall responsibility for management of the Group rests with its Board of Trustees. Unless so required by the Group's Declaration of Trust or By-Laws or by Ohio law, at any given time all of the Trustees may not have been elected by the shareholders of the Group. The

Group will be managed by the Trustees in accordance with the laws of Ohio governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise its day-to-day operations.

  The Trustees of the Group receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services Inc., the sole general partner of BISYS, or BISYS receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from each Fund for acting as Administrator, may receive fees under the Administrative Services Plan discussed below and may retain all or a portion of any sales load imposed upon purchases of Shares. BISYS Fund Services, Inc. receives fees from each Fund for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER


  Martindale Andres & Company, Inc., Four Falls Corporate Center, Suite 200, West Conshohocken, Pennsylvania 19428, is the investment adviser of each Fund and has served as such since the Funds' inception. The Adviser is a wholly owned subsidiary of Keystone Financial, Inc., 1 Keystone Plaza, Harrisburg, Pennsylvania 17101 ("Keystone"). The Adviser was organized in 1989 and was acquired by Keystone in December 1995. Except with respect to the other KeyPremier Funds, the Adviser has not previously served as the investment adviser to a registered open-end management investment company. However, the Adviser has managed since its founding the investment portfolio of high net worth individuals, endowments, pension and common trust funds. The Adviser currently has over $2.5 billion under management.


  Subject to the general supervision of the Board of Trustees of the Group and in accordance with the investment objectives and restrictions of the Funds, the Adviser manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains each Fund's records relating to such purchases and sales.

  William C. Martindale, Jr. is responsible for the day-to-day management of each Fund's portfolio and has over 25 years of equity investment experience. Mr. Martindale also managed the corresponding CIF of the Aggressive Growth Fund since July 1, 1994. Mr. Martindale co-founded the Adviser in 1989 and serves as its Chief Investment Officer. Prior to 1989, Mr. Martindale served in various investment-related capacities with Dean Witter Reynolds.

  For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, the Adviser is entitled to receive a fee from the Established Growth Fund, computed daily and paid monthly, at the annual rate of seventy-five one-hundredths of one percent (.75%) of such Fund's average daily net assets. With respect to the Aggressive Growth Fund, the Adviser is entitled to receive a fee from such Fund, computed daily and paid monthly, at the annual rate of one percent (1.00%) of such Fund's average daily net assets.

  The Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The Adviser may not seek reimbursement of such voluntarily reduced fees after the end of the fiscal year in which the fees were reduced. The reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a reduction.

ADMINISTRATOR AND DISTRIBUTOR

  BISYS is the administrator for each Fund and also acts as the Funds' principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). BISYS and its affiliated companies, including BISYS Fund Services, Inc., are wholly owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

  The Administrator generally assists in all aspects of a Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Group, the Administrator receives a fee from each Fund, computed daily and paid periodically, calculated at an annual rate of eleven and one-half one-hundredths of one percent (.115%) of that Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administration fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The Administrator may not seek reimbursement of such reduced fees after the end of the fiscal year in which the fees were reduced. The voluntary reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a fee reduction.

  The Distributor acts as agent for the Funds in the distribution of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but may retain all or a portion of any sales charge imposed upon the purchase of Shares. See "HOW TO PURCHASE AND REDEEM SHARES--Sales Charges."

EXPENSES

  The Adviser and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Funds. Each Fund will bear the following expenses relating to its operations: organizational expenses, taxes, interest, any brokerage fees and commissions, fees and expenses of the Trustees of the Group, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to the Fund's current shareholders, outside auditing and legal expenses, advisory fees, fees and out-of-pocket expenses of the custodian, fund accountant and Transfer Agent, costs for independent pricing services, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, expenses incurred under the Administrative Services Plan described below and any extraordinary expenses incurred in the Fund's operation.

ADMINISTRATIVE SERVICES PLAN

  The Group has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include the Adviser, Entities, and BISYS, which agree to provide certain ministerial, record keeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Service Organization receives a fee from each Fund, computed daily and paid monthly, at an annual rate of up to .25% of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

  The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, record keeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Funds on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Funds, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of a Fund pursuant to specific or pre-authorized instructions. As of the date hereof, no such servicing agreements have been entered into by the Group on behalf of either Fund.

BANKING LAWS


  The Adviser believes that it possesses the legal authority to perform the investment advisory services for each Fund contemplated by its investment advisory agreement with the Group, as described in this Prospectus, without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement with the Group. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Adviser could continue to perform such services for the Funds. See "MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP--Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable law and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES

  The Group was organized as an Ohio business trust on April 25, 1988. The Group consists of seventeen funds, each having its own class of shares. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the fund as are declared at the discretion of the Trustees (see "Miscellaneous" below). The other funds of the Group are The KeyPremier Prime Money Market Fund, The KeyPremier Pennsylvania Municipal Bond Fund, The KeyPremier Intermediate Term Income Fund, The KeyPremier U.S. Treasury Obligations Money Market Fund, The KeyPremier Limited Duration Government Securities Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Income Equity Fund, 1st Source Monogram Special Equity Fund, 1st Source Monogram Income Fund, Riverside Capital Money Market Fund, Riverside Capital Value Fund, Riverside Capital Fixed Income Fund, Riverside Capital Low Duration Government Securities Fund, Riverside Capital Growth Fund and Riverside Capital Tennessee Municipal Obligations Fund.


  Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate and not by fund except as otherwise expressly required by law. For example, Shareholders of a Fund will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees. However, Shareholders of that Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval or amendment of the Fund's investment advisory agreement.

  Overall responsibility for the management of each Fund is vested in the Board of Trustees of the Group. See "MANAGEMENT OF THE GROUP--Trustees of the Group" above. Individual Trustees are elected by the shareholders of the Group, although Trustees may, under certain circumstances, fill vacancies, including vacancies created by expanding the size of the Board. Trustees be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Ohio law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.


  An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, the investment advisory agreement or a Fund's fundamental policies and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group does not intend to have an annual or special meeting of shareholders.

  The Group has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.


  As of October 16, 1997, Keystone possessed, on behalf of its or its affiliates' underlying accounts, voting or investment power with respect to more than 25% of the outstanding Shares of each Fund.


CUSTODIAN

  The Bank of New York serves as the custodian for each Fund.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES


  BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' transfer agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Fund Services, Inc. also provides certain accounting services for the Funds pursuant to a Fund Accounting Agreement and receives a fee from each Fund for such services equal to the greater of (a) a fee computed at an annual rate of 0.03% of that Fund's average daily net assets or (b) the annual fee of $30,000. See "MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP--Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.


MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to the fund" means the consideration received by a fund upon the issuance or sale of shares in the fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to such fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Funds are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

  Inquiries regarding the Funds may be directed in writing to the Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 766-3960.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
Martindale Andres & Company, Inc.
Four Falls Corporate Center, Suite 200
West Conshohocken, Pennsylvania 19428

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Baker & Hostetler LLP
65 East State Street
Columbus, Ohio 43215

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

                               TABLE OF CONTENTS

                                       PAGE
                                       ----
PROSPECTUS SUMMARY...................    2
FEE TABLE............................    3
FINANCIAL HIGHLIGHTS.................    4
PERFORMANCE INFORMATION..............    5
INVESTMENT OBJECTIVES AND POLICIES...    6
INVESTMENT RESTRICTIONS..............   13
VALUATION OF SHARES..................   14
HOW TO PURCHASE AND REDEEM SHARES....   15
REDEMPTION OF SHARES.................   20
DIVIDENDS AND TAXES..................   22
MANAGEMENT OF THE GROUP..............   23
GENERAL INFORMATION..................   26

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR, BISYS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY BISYS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                      LOGO
                                      THE
                                   KEYPREMIER
                                  ESTABLISHED
                                  GROWTH FUND
                                      THE
                                   KEYPREMIER
                                   AGGRESSIVE
                                  GROWTH FUND
                                   MARTINDALE
                             ANDRES & COMPANY, INC.

                               INVESTMENT ADVISER
                                   Prospectus
                             dated October 31, 1997

                              CROSS REFERENCE SHEET
                              ---------------------



                  THE KEYPREMIER INTERMEDIATE TERM INCOME FUND

           THE KEYPREMIER LIMITED DURATION GOVERNMENT SECURITIES FUND

                 THE KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND



                                  Three Funds

                                       of

                               The Sessions Group

Form N-1A Part A Item                                      Prospectus Caption
---------------------                                      ------------------

1.      Cover page..................                       Cover Page

2.      Synopsis....................                       Fee Table

3.      Condensed Financial
          Information...............                       Financial Highlights; Performance
                                                           Information

4.      General Description of
          Registrant................                       Investment Objectives and Policies;
                                                           Investment Restrictions; General
                                                           Information - Description of the Group
                                                           and Its Shares; Cover Page

5.      Management of the Fund......                       Management of the Group; General
                                                           Information - Custodian; General
                                                           Information - Transfer Agent and Fund
                                                           Accounting Services

5A.     Management's Discussion
          of Fund Performance.......                       Inapplicable

6.      Capital Stock and Other
          Securities................                       How to Purchase and Redeem Shares;
                                                           Dividends and Taxes; General Informa-
                                                           tion - Description of the Group and Its
                                                           Shares; General Information - Miscel-
                                                           laneous

7.      Purchase of Securities
          Being Offered.............                       Valuation of Shares; How to Purchase
                                                           and Redeem Shares; Management of the
                                                           Group

8.      Redemption or Repurchase....                       How to Purchase and Redeem Shares

9.      Pending Legal Proceedings...                       Inapplicable

THE KEYPREMIER INTERMEDIATE TERM INCOME FUND
THE KEYPREMIER LIMITED DURATION GOVERNMENT SECURITIES FUND
THE KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND                             LOGO
--------------------------------------------------------------------------------

3435 Stelzer Road
Columbus, Ohio 43219
For current yield, purchase,
and redemption information,
call (800) 766-3960.

--------------------------------------------------------------------------------

  The Sessions Group (the "Group") is an open-end management investment company. The Group includes The KeyPremier Intermediate Term Income Fund (the "Income Fund"), The KeyPremier Limited Duration Government Securities Fund (the "Government Securities Fund") and The KeyPremier Pennsylvania Municipal Bond Fund (the "Pennsylvania Bond Fund"). The Income Fund and the Government Securities Fund are each a diversified portfolio of the Group. The Pennsylvania Bond Fund is a non-diversified portfolio of the Group. (The Income, Government Securities and Pennsylvania Bond Funds are hereinafter collectively referred to as the "Funds" and individually as a "Fund"). The Trustees of the Group have divided each Fund's beneficial ownership into an unlimited number of transferable units called shares (the "Shares").

  Martindale Andres & Company, Inc., West Conshohocken, Pennsylvania (the "Adviser"), which is a wholly owned subsidiary of Keystone Financial, Inc. ("Keystone"), acts as the investment adviser to each of the Funds.

  Additional information about the Funds and the Group, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Group at its address or by calling the Group at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

  This Prospectus sets forth concisely the information about the Funds and the Group that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

  Each Fund's net asset value per share will fluctuate as the value of its portfolio changes in response to changing market prices, market rates of interest and/or other factors.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), Columbus, Ohio, acts as the Funds' administrator and distributor. BISYS Fund Services, Inc., Columbus, Ohio, the general partner of BISYS, acts as the Funds' transfer agent (the "Transfer Agent") and performs certain fund accounting services for each of the Funds.

THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE ADVISER, KEYSTONE OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                The date of this Prospectus is October 31, 1997.

                               PROSPECTUS SUMMARY

     SHARES OFFERED: Units of beneficial interest ("Shares") of the Income Fund, the Government Securities Fund and the Pennsylvania Municipal Bond Fund, three separate investment funds of The Sessions Group, an Ohio business trust (the "Group").

     OFFERING PRICE: The public offering price of each of the INCOME FUND and the PENNSYLVANIA BOND FUND is equal to the net asset value per share plus a sales charge of 4.50% of the public offering price, reduced on investments of $100,000 or more. The public offering price of the GOVERNMENT SECURITIES FUND is equal to the net asset value per share plus a sales charge of 3.00% of the public offering price, reduced on investments of $100,000 or more. (See "HOW TO PURCHASE AND REDEEM SHARES--Sales Charges.") Under certain circumstances, the sales charge may be eliminated. (See "HOW TO PURCHASE AND REDEEM SHARES--Sales Charge Waivers.")

     MINIMUM PURCHASE: $1,000 minimum initial investment with $25 minimum subsequent investments. Such minimum initial investment is reduced for investors using the Auto Invest Plan described herein and for employees of the Adviser and its affiliates.

     TYPE OF COMPANY: The Income Fund and the Government Securities Fund are each a diversified series of the Group. The Pennsylvania Bond Fund is a non-diversified series of the Group. The Group is an open-end, management investment company.

     INVESTMENT OBJECTIVES: For the INCOME FUND, current income with long-term growth of capital as a secondary objective.

     For the GOVERNMENT SECURITIES FUND, current income with preservation of capital as a secondary objective.

     For the PENNSYLVANIA BOND FUND, (1) income which is exempt from federal income tax and Pennsylvania state income tax, although such income may be subject to the federal alternative minimum tax when received by certain Shareholders, and (2) preservation of capital.

     INVESTMENT POLICIES: Under normal market conditions, the INCOME FUND will invest substantially all, but under such conditions in no event less than 65%, of its total assets in fixed income securities of all types, including high and medium grade corporate bonds, U.S. Government bonds and mortgage-backed securities. The Income Fund intends that, under normal market conditions, its portfolio will maintain a dollar weighted average maturity of three to ten years.

     Under normal market conditions, the GOVERNMENT SECURITIES FUND will invest substantially all, but under such conditions in no event less than 65%, of its total assets in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Under such market conditions, the Government Securities Fund expects to maintain an average portfolio duration of approximately one to three years.

     Under normal market conditions, the PENNSYLVANIA BOND FUND will invest at least 80% of its net assets in municipal securities issued by or on behalf of the Commonwealth of Pennsylvania or any county, political subdivision or municipality thereof, including any agency, board, authority or commission of any of the foregoing, and debt obligations issued by the Government of Puerto Rico and other governmental entities, which generate interest income which is exempt from federal and Pennsylvania state income taxes (but may be subject to the federal alternative minimum tax when received by certain Shareholders).

     RISK FACTORS AND SPECIAL CONSIDERATIONS: An investment in any of the Funds is subject to certain risks, including interest rate risk, as set forth in detail under "INVESTMENT OBJECTIVES AND POLICIES--Risk Factors and Investment Techniques." As with other mutual funds, there can be no assurance that any of the Funds will achieve its investment objectives. The Funds, to the extent set forth under "INVESTMENT OBJECTIVES AND POLICIES," may engage in the following practices: the use of repurchase agreements and reverse repurchase agreements, entering into options and futures transactions, the short selling of securities, the purchase of securities from primarily one state, the purchase of securities on a when-issued or delayed-delivery basis, the lending of portfolio securities and the purchase of foreign securities and derivatives.

     INVESTMENT ADVISER: Martindale Andres & Company, Inc. (the "Adviser").

     DIVIDENDS: Dividends from net income are declared and generally paid monthly. Net realized capital gains, if any, are distributed at least annually.

     DISTRIBUTOR: BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS").

                                   FEE TABLE

                                                                         GOVERNMENT        PENNSYLVANIA
                                                      INCOME FUND     SECURITIES FUND       BOND FUND
                                                      -----------     ---------------      ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)....................       4.50%             3.00%              4.50%
ESTIMATED ANNUAL FUND OPERATING EXPENSES (as a
  percentage of average net assets)
Management Fees After Fee Waiver...................       0.30%(1)          0.30%(2)          0.30%(1)
12b-1 Fees.........................................       None              None               None
Other Expenses(3)..................................       0.24              0.56               0.26
                                                          ----              ----               ----
Estimated Total Fund Operating Expenses After Fee
  Waiver...........................................       0.54%(1)          0.86%(2)           0.56%(1)
                                                          ====              ====               ====

Example.  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                                                      1 YEAR     3 YEARS
                                                                      ------     -------
        Income Fund................................................    $ 50        $62
        Government Securities Fund.................................    $ 39        $57
        Pennsylvania Bond Fund.....................................    $ 50        $62

  The purpose of the above table is to assist a potential purchaser of Shares of a Fund in understanding the various costs and expenses that an investor in such Fund will bear directly or indirectly. Such expenses do not include any fees charged by the Adviser or any of its affiliates to its customer accounts which may have invested in Shares of the Funds. See "MANAGEMENT OF THE GROUP" and "GENERAL INFORMATION" for a more complete discussion of the annual operating expenses of the Funds. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------------

1 The Adviser has agreed voluntarily to reduce its investment advisory fees with respect to each of the Income Fund and the Pennsylvania Bond Fund to 0.30% until further written notice to Shareholders. Absent such voluntary fee waivers, Management Fees and Estimated Total Fund Operating Expenses for the Income Fund would be 0.60% and 0.84%, respectively, and for the Pennsylvania Bond Fund, would be 0.60% and 0.86%, respectively.

2 For the Government Securities Fund, the Adviser has agreed voluntarily to waive all of its investment advisory fee until January 1, 1998, and thereafter to reduce such fee to 0.30% until further written notice to Shareholders. Absent any such waiver or reductions, Management Fees and Estimated Total Fund Operating Expenses for the Government Securities Fund would be 0.60% and 1.16%, respectively.

3 "Other Expenses" are estimated for the current fiscal year.

                              FINANCIAL HIGHLIGHTS

  The Funds are three separate funds of the Group. The table below sets forth certain information concerning the investment results of each Fund since its inception. Further financial information is included in the Statement of Additional Information. The Financial Highlights contained in the following table for the Income Fund and the Pennsylvania Bond Fund have been audited by KPMG Peat Marwick LLP, independent certified public accountants for the Funds, whose report on the period ended June 30, 1997, is included in the Statement of Additional Information, which may be obtained by Shareholders.

  The Financial Highlights contained in the table below for the Government Securities Fund have not been audited.

                                                                                       PERIOD FROM
                                                PERIOD FROM COMMENCEMENT               COMMENCEMENT
                                                 OF OPERATIONS THROUGH            OF OPERATIONS THROUGH
                                                    JUNE 30, 1997(a)              SEPTEMBER 30, 1997(a)
                                             ------------------------------       ----------------------
                                                               PENNSYLVANIA             GOVERNMENT
                                             INCOME FUND        BOND FUND            SECURITIES FUND
                                             -----------       ------------       ----------------------
                                                                                       (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD......    $   10.00          $  10.21                $  10.00
Investment Activities:
  Net investment income...................         0.36              0.34                    0.15
  Net realized and unrealized gains
     (losses) on investments..............        (0.23)             0.06                   (0.01)
                                              ---------          --------                --------
Total from Investment Activities..........         0.13              0.40                    0.14
                                              ---------          --------                --------
Distributions:
  Net investment income...................        (0.36)            (0.32)                  (0.15)
  Net realized goals......................           --                --                      --
                                              ---------          --------                --------
  Total Distributions.....................        (0.36)            (0.32)                  (0.15)
                                              ---------          --------                --------
NET ASSET VALUE, END OF PERIOD............    $    9.77          $  10.29                $   9.99
                                              =========          ========                ========
RATIOS/SUPPLEMENTAL DATA:
Total Return (excludes sales charge)               1.40%(b)          3.98%(b)                1.36%(b)
Net Assets, at end of period (000)........    $ 207,859          $123,194                $ 35,867
Ratio of expenses to average net asset             0.37%(c)          0.37%(c)                0.56%(c)
Ratio of net investment income to average
  net assets..............................         6.45%(c)          4.46%(c)                5.83%(c)
Ratio of expenses to average net
  assets*.................................         0.84%(c)          0.86%(c)                1.16%(c)
Ratio of net investment income to average
  net assets*.............................         5.98%(c)          3.97%(c)                5.23%(c)
Portfolio turnover........................          329%               98%                    316%

---------------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Commencement of operations of the Income Fund was December 2, 1996. The commencement of operations of the Pennsylvania Bond Fund was October 1, 1996. The commencement of operations of the Government Securities Fund was July 1, 1997.

(b) Not annualized.

(c) Annualized.

                            PERFORMANCE INFORMATION


  From time to time performance information for the Funds showing the Funds' average annual total return, aggregate total return, yield and/or tax equivalent yield may be presented in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL PERFORMANCE AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since commencement of operations for a Fund (or its respective predecessor collective investment or common trust funds) and will reflect the imposition of the maximum sales charge. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions), which figure is then annualized. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing a Fund's net investment income per share earned during a recent one-month period by that Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Tax equivalent yield of the Pennsylvania Bond Fund demonstrates the taxable yield necessary to produce an after-tax yield equivalent to the yield of that Fund. Each of the Funds may also present its average annual total return, aggregate total return, yield and tax equivalent yield, as the case may be, excluding the effect of a sales charge.


  Each of the Income Fund and the Government Securities Fund was initially funded by the transfer of all of the assets of certain corresponding collective investment and common trust funds managed by the Adviser (collectively, the "CIFs"). Because the management of such Funds is substantially the same as their respective corresponding CIFs, the quoted performance of those Funds will include the performance of their respective CIFs for the periods prior to the effectiveness of the Group's registration statement as it relates to these Funds. Such performance will be restated to reflect the estimated current fees of the applicable Fund. Such CIFs were not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore were not subject to certain investment restrictions that are imposed by the 1940 Act.

  If the CIFs had been so registered, their performance might have been adversely affected.

  In addition, from time to time each Fund may also present its distribution rate in supplemental sales literature and in shareholder reports, both of which must be accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share made by a Fund over a twelve-month period by the maximum offering price per share at the end of that period. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains and/or a sales charge. The distribution rate differs from the yield because it includes capital gain dividends which are often non-recurring in nature, whereas yield does not include such items.

  Investors may also judge the performance of a Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services, which indices or data may be published by such services or by other services or publications. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, sales literature and reports to Shareholders.

  Yield and total return are generally functions of market conditions, interest rates, types of investments held, and operating expenses. Conse-quently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by Keystone or by any of its affiliates, including the Adviser, to its customer accounts which may have invested in Shares of a Fund will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Adviser or BISYS voluntarily reduces all or part of its fees for a Fund, as discussed below, the yield and total return for that Fund will be higher than they would otherwise be in the absence of such voluntary fee reductions.

                       INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL

  The investment objectives for the Income Fund are current income with long-term growth of capital as a secondary objective. The investment objectives for the Government Securities Fund are current income with preservation of capital as a secondary objective. The investment objectives of the Pennsylvania Bond Fund are (1) income which is exempt from federal income tax and Pennsylvania state income tax, although such income may be subject to the federal alternative minimum tax when received by certain Shareholders, and (2) preservation of capital.

  The investment objectives of each Fund are non-fundamental policies and as such may be changed by the Group's Trustees without the vote of the Shareholders of that Fund. There can be no assurance that the investment objectives of any Fund will be achieved.

THE INCOME FUND


  Generally. Under normal market conditions, the Income Fund will invest substantially all, but under such conditions in no event less than 65%, of its total assets in fixed income securities of all types, including variable and floating rate securities and variable amount master demand notes. A portion of the Income Fund (but under normal market conditions no more than 35% of its total assets) may be invested in securities of other investment companies, preferred stocks and, for cash management purposes, Short-Term Obligations, and the Income Fund may engage in other investment techniques described below. Fixed income securities include bonds, debentures, notes, mortgage-backed and asset-backed securities, state, municipal or industrial revenue bonds, obligations issued or supported as to principal and interest by the U.S. Government or its agencies or instrumentalities ("Government Obligations") and debt securities convertible into, or exchangeable for, common stocks. In addition, a portion of the Income Fund may from time to time be invested in participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


  "Short-Term Obligations" consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including U.S. Treasury securities stripped of the unmatured interest coupons and such stripped interest coupons), with maturities of 12 months or less, certificates of deposit, bankers' acceptances and demand and time deposits of selected banks, securities of money market mutual funds, and commercial paper rated in one of the two highest rating categories by appropriate nationally recognized statistical rating organizations ("NRSROs," e.g., Standard & Poor's Corporation and Moody's Investors Services, Inc.) and repurchase agreements collateralized by such obligations. These obligations are described further in the Statement of Additional Information. The Income Fund may also invest up to 100% of its total assets in Short-Term Obligations and cash when deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to current or anticipated market conditions. However, to the extent that the Income Fund is so invested, it may not achieve its investment objectives.

  Under normal market conditions, the Income Fund expects to invest primarily in Government Obligations, mortgage-backed securities and in debt obligations of United States corporations. The Income Fund also intends that, under normal market conditions, its portfolio will maintain a dollar-weighted average maturity of three to ten years.

  The Income Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other Government Obligations. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Income Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

  The Income Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations may be secured or unsecured promises to pay and will in most cases differ in their interest rates, maturities and times of issuance.

  Except as noted in the next paragraph, the Income Fund invests only in debt securities which are rated at the time of purchase within the four highest rating groups assigned by one or more appropriate NRSROs or, if unrated, which the Adviser deems to be of comparable quality to securities so rated. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating group assigned by an NRSRO, see "Risk Factors and Investment Techniques--Medium Grade Securities" below.

  The Income Fund may also invest up to 20% of the value of its net assets in debt securities which, in the case of bonds, are rated lower than the fourth highest rating group by an appropriate NRSRO and as low as "B" by an appropriate NRSRO. Investments rated Ba or lower by Moody's Investors Services, Inc. ("Moody's") and BB or lower by Standard & Poor's Corporation ("S&P") ordinarily provide higher yields but involve greater risk because of their speculative characteristics. Debt rated B by S&P is regarded, on balance, as predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation.

  The Income Fund may also invest in U.S. dollar denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian Bonds and bonds issued by institutions organized for a specific purpose, such as the World Bank and the European Economic Community, by two or more sovereign governments ("Supranational Agency Bonds").

  Mortgage-Backed Securities. The Income Fund also invests in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by nongovernmental entities which are rated, at the time of purchase, within the four highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Adviser deems to be of comparable quality to securities so rated. There are currently three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and

FHLMC; (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

  Such mortgage-backed securities may have mortgage obligations directly backing such securities, including among others, conventional thirty year fixed rate mortgage obligations, graduated payment mortgage obligations, fifteen year mortgage obligations and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date.

  As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. In addition, prepayment rates will be used to determine a security's estimated average life and the Income Fund's dollar-weighted average portfolio maturity. Accelerated prepayments have an adverse impact on yields for pass-through securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligations are repaid. The opposite is true for pass-through securities purchased at a discount. The Income Fund may purchase mortgage-related securities at a premium or a discount. Reinvestment of principal payments may occur at higher or lower rates than the original yield on such securities. Due to the prepayment feature and the need to reinvest payments and prepayments of principal at current rates, mortgage-related securities can be less effective than typical bonds of similar maturities at maintaining yields during periods of declining interest rates.

  Collateralized Mortgage Obligations. The Income Fund may also acquire collateralized mortgage obligations or "CMOs" and stripped mortgage-backed securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Payments of principal or interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. CMOs may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans.

  IOs and POs. Stripped mortgage-backed securities are securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. Government agencies or by private issuers, such as mortgage banks, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

  The Income Fund may purchase stripped mortgage-backed securities for hedging purposes to protect the Income Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. If the Income Fund purchases a mortgage-related security at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. Moreover, with respect to stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Income Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by an NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. No more than 10% of the Income Fund's total assets will be invested in IOs and in POs.

  Asset-Backed Securities. Asset-backed securities are similar to mortgage-backed securities except that instead of using mortgages to collateralize the obligations, a broad range of other assets may be used as collateral, primarily automobile and credit card receivables and home equity loans. Such receivables and loans are securitized in pass-through structures similar to the mortgage pass-through or pay-through structures described above.


  Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs and asset-backed securities, as well as other securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with stated maturity policies and calculation of the Income Fund's dollar-weighted average maturity, the effective maturity of such securities will be used.


  Variable Amount Master Demand Notes. Variable amount master demand notes in which the Income Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Income Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Income Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by NRSROs, the Adviser must determine them to be of comparable credit quality to commercial paper in which the Income Fund could invest. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining dollar-weighted average

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portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

THE GOVERNMENT SECURITIES FUND

  Generally. Under normal market conditions, the Government Securities Fund will invest substantially all, but under such conditions in no event less than 65%, of its total assets in Government Obligations and in repurchase agreements backed by such securities. Government Obligations which the Government Securities Fund may purchase also include mortgage-backed securities, variable and floating rate securities and zero coupon securities, as described more fully above under "The Income Fund." Under current market conditions, the Government Securities Fund expects to maintain an average portfolio duration of one to three years.

  A portion of the Government Securities Fund (but under normal market conditions no more than 35% of its total assets) may be invested in securities of other investment companies.

  Duration. The Government Securities Fund will attempt to limit its exposure to interest rate risk by maintaining a duration which, on a weighted average basis and under normal market conditions, will generally be less than three years. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

  Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

  Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms to maturity of each debt security held with each maturity "weighted" according to the percentage of assets that its represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

  There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will

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

use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that the Government Securities Fund will at all times achieve its targeted portfolio duration.

  The change in market value of U.S. Government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

  While the Government Securities Fund intends to maintain an average portfolio duration of one to three years under normal market conditions, there is no limit as the maturity of any one security which the Government Securities Fund may purchase.

THE PENNSYLVANIA BOND FUND


  Generally. Under normal market conditions, at least 80% of the net assets of the Pennsylvania Bond Fund are invested in a portfolio of debt obligations consisting of bonds, notes, commercial paper and certificates of indebtedness, issued by or on behalf of the Commonwealth of Pennsylvania, or any county, political subdivision or municipality thereof (including any agency, board, authority or commission of any of the foregoing), the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Pennsylvania income taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) ("Pennsylvania Exempt Securities") and in debt obligations issued by the Government of Puerto Rico and such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Pennsylvania state income taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) (together, with Pennsylvania Exempt Securities, called "Exempt Securities"). In addition, under normal market conditions, at least 65% of the Pennsylvania Bond Fund's net assets are invested in Pennsylvania Exempt Securities. As a matter of fundamental policy, under normal market conditions, at least 80% of the net assets of the Pennsylvania Bond Fund are invested in securities, the interest on which is exempt from federal income tax but may be subject to the federal alternative minimum tax when received by certain Shareholders. To the extent such securities are not Pennsylvania Exempt Securities, the income therefrom may be subject to Pennsylvania income taxes. With respect to the Pennsylvania Bond Fund's objective of preserving capital, the Adviser will attempt to protect principal value in a rising interest rate environment and enhance principal value in a declining interest rate environment. Of course, there can be no assurance that the Pennsylvania Bond Fund will achieve its investment objectives.


  The two principal classifications of Exempt Securities which may be held by the Pennsylvania Bond Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Pennsylvania Bond Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

  The Pennsylvania Bond Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

  The Pennsylvania Bond Fund invests in Exempt Securities which are rated at the time of purchase within the four highest rating groups assigned by one or more NRSROs for bonds and within the two highest rating groups for notes, tax-exempt commercial paper, or variable rate demand obligations, as the case may be. The Pennsylvania Bond Fund may also purchase Exempt Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser. The applicable Exempt Securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating group assigned by an NRSRO, see "Risk Factors and Investment Techniques--Medium Grade Securities" below.

  The Pennsylvania Bond Fund may invest up to 20% of the value of its net assets in Exempt Securities which, in the case of bonds, are rated lower than the fourth highest rating group by an appropriate NRSRO and as low as "B" by an appropriate NRSRO. Investments rated Ba or lower by Moody's and BB or lower by S&P ordinarily provide higher yields but involve greater risk because of their speculative characteristics. Debt rated B by S&P is regarded, on balance, as predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation.

  The Pennsylvania Bond Fund expects to maintain a dollar-weighted average portfolio maturity of three to ten years. Within this range, the Adviser may vary the average maturity substantially in anticipation of a change in the interest rate environment. There is no limit as to the maturity of any individual security.

  The Pennsylvania Bond Fund may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Adviser, suitable Exempt Securities are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income.


  Other Investments. Under normal market conditions, at least 80% of the net assets of the Pennsylvania Bond Fund will be invested in Exempt Securities. However, up to 20% of the net assets of the Pennsylvania Bond Fund may be invested in municipal obligations of other states, and any political subdivision, county or municipality thereof, which are not Exempt Securities and in taxable obligations if, for example, suitable Exempt Securities are unavailable or for cash management purposes. In addition, the Pennsylvania Bond Fund may invest up to 100% of its assets in such securities when deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to market conditions. Such taxable obligations consist of Government Obligations and Short-Term Obligations. These obligations are described further above and in the Statement of Additional Information. Under such circumstances and during the period of such investment, the Pennsylvania Bond Fund may not achieve its stated investment objectives.


  The Pennsylvania Bond Fund has no limit to the extent that it may invest its net assets in Exempt Securities, the interest income from which may be treated as a preference item for purposes of the federal alternative minimum tax. To the extent the Pennsylvania Bond Fund invests in these securities, individual Shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Pennsylvania Bond Fund's distributions derived from these bonds. For further information relating to the types of Exempt Securities which will be included in income subject to alternative minimum tax, see "ADDITIONAL INFORMATION-- Additional Tax Information With Respect to the Pennsylvania Bond Fund" in the Statement of Additional Information.

  Opinions relating to the validity of Exempt Securities and to the exemption of interest thereon from federal and Pennsylvania state income taxes are normally rendered by bond counsel to the respective issuers at the time of issuance. Neither the Pennsylvania Bond Fund nor the Adviser will review the proceedings relating to the issuance of Exempt Securities or the basis for such opinions.


  Floating and Variable Rate Securities and Zero Coupon Securities. Exempt Securities purchased by the Pennsylvania Bond Fund may include rated and unrated variable and floating rate obligations the interest on which is tax-exempt. The Pennsylvania Bond Fund may also invest in zero coupon securities. Such securities are more fully described below under "Risk Factors and Investment Techniques."


  The Pennsylvania Bond Fund may also purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Pennsylvania Bond Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Pennsylvania Bond Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of these obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Pennsylvania Bond Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Pennsylvania Bond Fund will meet the quality criteria established for the purchase of Exempt Securities. The Adviser will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the Pennsylvania Bond Fund's portfolio.


  Participation Interests. The Pennsylvania Bond Fund may purchase from financial institutions participation interests in Exempt Securities (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Pennsylvania Bond Fund an undivided interest in the Exempt Security in the proportion that the Pennsylvania Bond Fund's participation interest bears to the total principal amount of the Exempt Security. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has determined meets the prescribed quality standards for banks in whose securities the Pennsylvania Bond Fund may invest, or the payment obligation otherwise will be collateralized by Government Obligations. For certain participation interests, the Pennsylvania Bond Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Pennsylvania Bond Fund's participation interest in the Exempt Security, plus accrued interest. As to these instruments, the Pennsylvania Bond Fund intends to exercise its right to demand payment only upon a default under the terms of the Exempt Security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.


  Custodial Receipts. The Pennsylvania Bond Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Exempt Securities which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Exempt Securities deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Exempt Securities. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class' interest rate generally is expected to be below the coupon rate of the underlying Exempt Securities and generally is at a level comparable to that of an Exempt Security of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. If the interest rate on the first class exceeds the coupon rate of the underlying Exempt Securities, its interest rate will exceed the rate paid on the second class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Exempt Securities. The value of the second class and similar securities should be expected to fluctuate more than the value of an Exempt Security of comparable quality and maturity and their purchase by the Pennsylvania Bond Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. The Pennsylvania Bond Fund also may purchase directly from issuers, and not in a private placement, Exempt Securities having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or a floor.


  The Pennsylvania Bond Fund may use one or more of the investment techniques described below. Use of such techniques may cause the Pennsylvania Bond Fund to earn income which would be taxable to its Shareholders.

RISK FACTORS AND INVESTMENT TECHNIQUES


  Like any investment program, an investment in any of the Funds entails certain risks. Since each Fund invests in bonds, investors in such a Fund are exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in the level of interest rates. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise although certain types of bonds are subject to the risks of prepayment as described above when interest rates fall. The values of debt securities also may be affected by change in the credit rating or financial condition of the issuing entities. While bonds normally fluctuate less in price than stocks, there have been in the recent past extended periods of cyclical increases in interest rates that have caused significant declines in bond prices and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which generally have less market risk and less fluctuation in market value) into longer term securities (the prices of which generally are more volatile).

  Depending upon the prevailing market conditions, the Adviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the

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

Adviser will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

  Each Fund's net asset value generally will not be stable and should fluctuate based upon changes in the value of such Fund's portfolio securities. Depending upon the performance of each Funds' investments, the net asset value per share of a Fund may decrease instead of increase.


  The Adviser manages the Funds generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. Especially with respect to the Income Fund and the Government Securities Fund, the Adviser intends to manage actively those Funds' portfolios, which may result in high portfolio turnover rates. For more information regarding the effects of high portfolio turnover see "Portfolio Turnover" below.


  Each Fund may invest in any one or more of the following securities: certain variable or floating rate securities, and, as described below, the Income Fund and the Government Securities Fund may invest in mortgage-backed securities, and the Income Fund and the Pennsylvania Bond Fund may invest in put and call options and futures. Such instruments are considered to be "derivatives." A derivative is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates), security, commodity or other asset. Certain derivatives that may be purchased by a Fund, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Neither the Income Fund nor the Government Securities Fund will invest more than 20% of its total assets in any such derivatives at any one time, except that there is no limitation on the amount of a Fund's total assets which may be invested in variable or floating rate obligations. There is no limit on the amount of the Pennsylvania Bond Fund's assets that may be invested in derivatives.


  Risks of Non-Diversification. Potential Shareholders should consider the fact that the Pennsylvania Bond Fund's portfolio consists primarily of securities issued by the Commonwealth of Pennsylvania (the "Commonwealth"), its municipalities and authorities and should realize that the Pennsylvania Bond Fund's performance is closely tied to general economic conditions within the Commonwealth as a whole and to economic conditions within particular industries and geographic areas located within the Commonwealth.

  Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses the last four years; as of June 30, 1996, the General Fund had a surplus of $635.2 million. The deficit in the Commonwealth's unreserved/undesignated funds also has been eliminated.

  Pennsylvania's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of nonagricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities, and could adversely affect the market value of the Pennsylvania Exempt Securities in the Pennsylvania Bond Fund or the ability of the respective obligors to make payments of interest and principal due on such Securities.

  Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (i) the ACLU has filed suit in federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia because of that settlement. After its earlier denial of class certification was reversed by the Third Circuit Court of Appeals, the district court granted class certification to the ACLU and the parties are proceeding with discovery. (No available estimate of potential liability); (ii) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion, and the legislature has yet to consider legislation implementing the judgment. In 1997, the Court established a tripartite committee to develop an implementation plan; (iii) litigation has been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts--the federal case has been stayed pending the resolution of the state case; in the state case, the trial, briefing and argument have been completed as of September, 1997, and the presiding judge has taken the case under advisement (no available estimates of potential liability); (iv) Envirotest/Synterra Partners ("Envirotest") has filed suit against the Commonwealth asserting that it sustained damages in excess of $350 million, as a result of investments it made in reliance on a contract to conduct emissions testing before the emission testing program was suspended. Envirotest has entered into a Standstill Agreement with the Commonwealth pursuant to which Envirotest will receive $145 million over four years through 1998; (v) the Commonwealth of Pennsylvania, its governor, the City of Philadelphia and its mayor were joined in an enforcement action commenced in 1973 against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The enforcement action was pursued to remedy unintentional segregation in the public schools in Philadelphia. The Supreme Court of Pennsylvania has outlined a briefing schedule to resolve this matter (no available estimates of potential liability); and (vi) in 1997, a group including residents, non-profit groups, the City of Philadelphia and the School District of Philadelphia brought an action seeking a declaratory judgment against the Commonwealth for failing to fulfill its obligation to provide an adequate educational system for the City of Philadelphia (no available estimates of potential liability).


  Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA- by S&P and A1 by Moody's, and Philadelphia's and Pittsburgh's general obligation bonds are currently rated BBB- and BBB+ respectively by S&P and Baa and Baa1 respectively by Moody's.


  The City of Philadelphia (the "City") experienced a series of General Fund deficits for Fiscal Years 1988 through 1992 and, while its general financial situation has improved, the City is still seeking a long-term solution for its economic difficulties. The audited balance of the City's General Fund as of June 30, 1996 was a surplus of $118.5 million up from a surplus of approximately $80.5 million as of June 30, 1995.


  In recent years an authority of the Commonwealth, the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), has issued approximately $1.76 billion of Special Revenue Bonds on behalf of the City to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. PICA provides assistance regarding the City's finances. The City is currently operating under a five year plan approved by PICA in 1996. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's authority to issue bonds to finance cash flow deficits expired December 31, 1996, and its authority to refund existing debt will not expire.

  The Pennsylvania Bond Fund's classification as "non-diversified" means that the proportion of the Pennsylvania Bond Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Pennsylvania Bond Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which requires the Pennsylvania Bond Fund generally to invest as of the end of each fiscal quarter, with respect to 50% of its total assets, not more than 5% of such assets in the obligations of a single issuer; as to the remaining 50% of its total assets, the Pennsylvania Bond Fund is not so restricted. In no event, however, may the Pennsylvania Bond Fund invest more than 25% of its total assets in the obligations of any one issuer as of the end of each fiscal quarter. Since a relatively high percentage of the Pennsylvania Bond Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Pennsylvania Bond Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.


  Variable and Floating Rate Obligations. Securities purchased by the Funds may include rated and unrated variable and floating rate obligations. A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value.

  A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such obligations are frequently not rated by credit rating agencies; however, unrated variable and floating rate obligations purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under such Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such obligations and will continuously monitor their financial condition.

  Although there may be no active secondary market with respect to a particular variable or floating rate obligation purchased by a Fund, the Fund may attempt to resell the obligation at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate obligation in the event the issuer of the obligation defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate obligations may be secured by bank letters of credit.

  In the event the interest rate of a variable or floating rate obligation is established by reference to an index or an interest rate that may from time to time lag behind other market interest rates, there is the risk that the market value of such obligation, on readjustment of its interest rate, will not approximate its par value.

  Variable and floating rate obligations for which no readily available market exists and which are not subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand by that Fund, will be considered illiquid and therefore, together with other illiquid securities held by such Fund, will not exceed 15% of such Fund's net assets.

  Zero Coupon Securities. Each Fund may each invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. For further information regarding zero coupon securities, see "Additional General Tax Information" in the Statement of Additional Information.


  Repurchase Agreements. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities, in exchange for cash, from banks and/or registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees. The seller agrees to repurchase such securities at a mutually agreed date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which the Fund may invest directly. Repurchase agreements are considered to be loans by a Fund under the 1940 Act. For further information about repurchase agreements and the related risks, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments-- Repurchase Agreements" in the Statement of Additional Information.


  Reverse Repurchase Agreements. Each Fund may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government Obligations or other liquid securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which such Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance the Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVE AND POLICIES--Additional Information on Portfolio Instruments--Reverse Repurchase Agreements" in the Statement of Additional Information.


  Except as otherwise disclosed to the Shareholders of the Funds, the Group will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, BISYS, or their affiliates, and will not give preference to the Adviser's

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

correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

  Medium-Grade Securities. As described above, the Income Fund and the Pennsylvania Bond Fund may each invest in debt securities within any of the six highest rating groups assigned by an NRSRO, including debt securities within the fourth highest rating group (e.g., BBB or Baa by S&P and Moody's, respectively) and comparable unrated securities. Securities within the fourth highest rating group are considered by Moody's to have some speculative characteristics, and while interest payments and principal security appears adequate for the present, such securities lack certain protective elements or may be characteristically unreliable over any great period of time.

  Should subsequent events cause the rating of a debt security purchased by a Fund to fall below BBB or Baa, as the case may be, the Adviser will consider such an event in determining whether that Fund should continue to hold that security. In no event, however, would a Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

  Foreign Investments. Investments in foreign securities (including Yankee Bonds, Eurodollar Bonds and Supranational Bonds) may subject the Income Fund to investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other investment income, possible seizure, nationalization, or expropriation of foreign deposits or investments, the possible establishment of exchange controls or taxation at the source, less stringent disclosure requirements, less liquid or developed securities markets or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal, interest or dividends on such securities or the purchase or sale thereof. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Income Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Adviser believes that the risks associated with such instruments are minimal.

  Restricted Securities. Securities in which the Income Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Income Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold, if at all, to other institutional investors through or with the assistance of the issuer or investment dealers who facilitate the resale of such Section 4(2) securities, thus providing some liquidity.

  Pursuant to procedures adopted by the Board of Trustees of the Group, the Adviser may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. Rule 144A permits the Income Fund to purchase securities which have been privately placed and resell such securities to certain qualified institutional buyers without restriction. For purposes of determining whether a Rule 144A security is readily saleable, and therefore liquid, the Adviser must consider, among other things, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, the number of potential purchasers and dealer undertakings to make a market in the security, and the nature of the security and market-place trades of such security. However, investing in Rule 144A securities, even if such securities are initially determined to be liquid, could have the effect of increasing the level of the Income Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  Short Sales. Each Fund may from time to time sell securities short. Short sales are effected when the Adviser believes that the price of a particular security will decline, and involve the sale of a security which a Fund does not own in the hope of purchasing the same security at a later date at a lower price. When a Fund sells a security short, it will borrow the same security from a broker or other institution to complete the sale. A Fund may make a profit or incur a loss depending upon whether the market price of the security sold short decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to that Fund, and there can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price.

  All short sales must be fully collateralized, and a Fund will not sell securities short if, immediately after and as a result of the sale, the value of all securities sold short by that Fund exceeds 25% of its total assets.

  Municipal Lease Obligations. Certain municipal lease/purchase obligations in which the Pennsylvania Bond Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Adviser will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.


  Securities Lending. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. Government Obligations. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, a Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees. No Fund will lend more than 33% of the total value of its portfolio securities at any one time.


  Writing Covered Call and Put Options. The Income Fund and the Pennsylvania Bond Fund may each write covered call and put options on securities, or futures contracts regarding securities, in which such Fund may invest, in an effort to realize additional income. A put option gives the purchaser the right to sell, and a writer has the obligation to purchase, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Such options will be listed on national securities or futures exchanges. A Fund may write covered call options as a means of seeking to enhance its income through the receipt of premiums in instances in which the Adviser determines that the underlying securities or futures contracts are not likely to increase in value above the exercise price. A Fund also may seek to earn additional income through the receipt of premiums by writing put options. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option; by writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its then current market value.

  Each of the Income Fund and the Pennsylvania Bond Fund, as part of its option transactions, also may write index put and call options. Through the writing of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

  When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between bid and asked price. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. The Income Fund and the Pennsylvania Bond Fund will each limit its writing of options such that at no time will more than 25% of the Fund's total assets be subject to options transactions.

  Purchasing Options. In addition, the Income Fund and the Pennsylvania Bond Fund may each purchase put and call options written by third parties covering indices and those types of financial instruments or securities in which such Fund may invest to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices for such instruments. The purchase of a put option is intended to protect the value of a Fund's holdings in a falling market while the purchase of a call option is intended to protect the value of a Fund's positions in a rising market. Put and call options purchased by a Fund will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price. Such options will be listed on national securities or futures exchanges.

  In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security, index or futures contract increased by an amount in excess of the premium paid for the call option. It would realize a loss if the price of the underlying security, index or futures contract declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security, index or futures contract declined by an amount in ex-cess of the premium paid. It would realize a loss if the price of the security, index or futures contract increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

  The Pennsylvania Bond Fund also may acquire "puts" with respect to Exempt Securities held in its portfolio. The Pennsylvania Bond Fund may sell, transfer, or assign a put in conjunction with the sale, transfer, or assignment of the underlying security or securities.

  The amount payable to the Pennsylvania Bond Fund upon its exercise of a "put" is normally (i) the Pennsylvania Bond Fund's acquisition cost of the Exempt Securities (excluding any accrued interest which the Pennsylvania Bond Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Pennsylvania Bond Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

  Puts may be acquired by the Pennsylvania Bond Fund to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Pennsylvania Bond Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities.

  The Pennsylvania Bond Fund expects that it will generally acquire this type of put only where the put is available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Pennsylvania Bond Fund may pay for such puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

  The Pennsylvania Bond Fund intends to enter into such puts only with dealers, banks, and broker-dealers which, in the Adviser's opinion, present minimal credit risks.

  Futures Contracts. The Income Fund and the Pennsylvania Bond Fund may each purchase or sell contracts for the future delivery of the specific financial instruments or securities in which that Fund may invest, and indices based upon the types of securities in which that Fund may invest (collectively, "Futures Contracts"). Such Funds may use this investment technique as a substitute for a comparable market position in the underlying securities or to hedge against anticipated future changes in market interest rates, which otherwise might adversely affect either the value of such Fund's securities or the prices of securities which such Fund intends to purchase at a later date. In addition, the Income Fund and the Pennsylvania Bond Fund may purchase or sell futures contracts to hedge against changes in market interest rates which may result in the premature call at par value of certain securities which that Fund has purchased at a premium.

  To the extent a Fund is engaging in a futures transaction as a hedging device, because of the risk of an imperfect correlation between securities in the Fund's portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective if, for example, losses on the portfolio securities exceed gains on the futures contract or losses on the futures contract exceed gains on the portfolio securities. For futures contracts based on indices, the risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the future contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if the market does not move as anticipated when the hedge is established.


  Successful use of futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of interest rates. For example, if a Fund has hedged against the possibility of an increase in the interest rates adversely affecting the value of securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Fund may have to sell such securities at a time when it may be disadvantageous to do so.


  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

  Call options sold by a Fund with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying, or instruments the prices of which are expected to move relatively consistently with the instruments underlying, the futures contract. Put options sold by a Fund with respect to futures contracts will be covered when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligation undertaken.


  The Income Fund and the Pennsylvania Bond Fund may also utilize various index futures to protect against changes in the market value of the securities in its portfolio or which it intends to acquire. Securities index futures contracts are based on an index of various types of securities, e.g., municipal or long-term corporate bonds. The index assigns relative values to the securities included in an index, and fluctuates with changes in the market value of such securities. The contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash based upon the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The acquisition or sale of an index futures contract enables a Fund to protect its assets from fluctuations in rates or prices of certain securities without actually buying or selling such securities.


  Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Income Fund and the Pennsylvania Bond Fund may purchase and sell interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position or to hedge against adverse movements in interest rates.

  To the extent such Fund has invested in interest rate futures contracts or options on interest rate futures contracts as a substitute for a comparable market position, the Fund will be subject to the investment risks of having purchased the securities underlying the contract.

  The Income Fund and the Pennsylvania Bond Fund may each also purchase call options on interest rate futures contracts to hedge against a decline in interest rates and may purchase put options on interest rate futures contracts to hedge its portfolio securities against the risk of rising interest rates.

  If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in that Fund's portfolio and rates decrease instead, such Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates.

  Each such Fund may sell call options on interest rate futures contracts to partially hedge against declining prices of its portfolio securities. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. A Fund may sell put options on interest rate futures contracts to hedge against increasing prices of the securities which are deliverable upon exercise of the futures contracts. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option sold by a Fund is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of its portfolio securities.

  The Income Fund and the Pennsylvania Bond Fund also may each sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or that there will be a correlation between price movements in the options on interest rate futures and price movements in that Fund's portfolio securities which are the subject of the hedge. In addition, a Fund's purchase of such options will be based upon predictions as to anticipated interest rate trends, which could prove to be inaccurate.

  In general, the value of futures contracts sold by a Fund to offset declines in its portfolio securities will not exceed the total market value of the portfolio securities to be hedged, and futures contracts purchased by a Fund will be covered by a segregated account consisting of cash or liquid securities in an amount equal to the total market value of such futures contracts, less the initial margin deposited therefor.

  When buying futures contracts and when writing put options, a Fund will be required to segregate in a separate account cash and/or liquid securities in an amount sufficient to meet its obligations. When writing call options, a Fund will be required to own the financial instrument or futures contract underlying the option or segregate cash and/or liquid securities in an amount sufficient to meet its obligations under written calls.

  When-Issued or Delayed-Delivery Securities. Each Fund may purchase securities on a when-issued or delayed-delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. Each Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of its investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued or delayed-delivery securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place.

A Fund will generally not pay for such securities or start earning interest on them until they are received on the settlement date. When a Fund agrees to purchase such securities, however, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued or delayed-delivery basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause that Fund to miss a price or yield considered to be advantageous.

  Investment Company Securities. Each Fund may also invest in the securities of other investment companies, including shares of a money market fund advised by the Adviser ("KeyPremier money market funds") in accordance with the limitations of the 1940 Act and any exemptions therefrom. Each Fund intends to invest in other investment companies which, in the opinion of the Adviser, will assist such Fund in achieving its investment objectives and in money market mutual funds for purposes of short-term cash management. A Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in mutual funds. In order to avoid the imposition of additional fees as a result of investing in shares of a KeyPremier money market fund, the Adviser, BISYS, as the Funds' administrator, and their affiliates will reduce their fees charged to a Fund by an amount equal to the fees charged by such service providers based on a percentage of that Fund's assets attributable to such Fund's investment in the KeyPremier money market fund. Additional restrictions on the Funds' investments in the securities of other mutual funds are contained in the Statement of Additional Information.

PORTFOLIO TURNOVER

  The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. The portfolio turnover rate for each of the Funds may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's Shareholders. Portfolio turnover will not be a limiting factor in making investment decisions. Portfolio turnover information is set forth above under "FINANCIAL HIGHLIGHTS."

                            INVESTMENT RESTRICTIONS

  Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION--Miscellaneous" herein). Each of the Income Fund and the Government Securities Fund will not:

     1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. Purchase any securities which would cause more than 25% of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government, its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

  The Pennsylvania Bond Fund will not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user.

  In addition each Fund will not:

     1. Borrow money or issue senior securities except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money or issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

     2. Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.


  The following additional investment restriction may be changed by the Group's Trustees without the vote of a majority of the outstanding Shares of a Fund: each Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. For purposes of this investment restriction, illiquid securities include securities which are not readily marketable and repurchase agreements with maturities in excess of seven days.

                              VALUATION OF SHARES

  The net asset value of each Fund is determined and its Shares are priced as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each Business Day of that Fund. The time at which the Shares of the Funds are priced is hereinafter referred to as the "Valuation Time." A "Business Day" of a Fund is a day on which the Exchange is open for trading and any other day (other than a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares of the Fund is received) during which there is sufficient trading in portfolio instruments such that the Fund's net asset value per share might be materially affected. The Exchange will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share for purposes of pricing purchases and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund, by the number of that Fund's outstanding Shares.


  The net asset value per share for each Fund will fluctuate as the value of the investment portfolio of that Fund changes.

  The portfolio securities for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities normally are traded. Unlisted securities for which market quotations are readily available are valued at such market values. Other securities, including restricted securities and other securities for which market quotations are not readily available, and other assets are valued at fair value by the Adviser under procedures established by, and under the supervision of the Group's Board of Trustees. Securities may be valued by an independent pricing service approved by the Group's Board of Trustees. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares in the Funds are sold on a continuous basis by the Group's distributor, BISYS (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, telephone the Group at (800) 766-3960.

EMPLOYEE BENEFIT PLANS

  Purchases, exchanges and redemptions of Shares through an employee benefit plan may be subject to different requirements and limitations imposed by employers than those discussed below. Investors should consult their employer for more information on how to purchase, exchange and redeem Shares of the Funds through their employer's plan.

PURCHASES OF SHARES

  Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by the Adviser, its affiliates or its correspondent entities (collectively, "Entities").

  Shares of the Funds sold to the Entities acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Entities. With respect to Shares of a Fund so sold, it is the responsibility of the particular Entity to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Shares will be recorded by the Entities and reflected in the account statements provided by the Entities to Customers.

  Investors may also purchase Shares of the Funds by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the applicable Fund, to The KeyPremier Funds, P.O. Box 182707, Columbus, Ohio 43218-2707. Subsequent purchases of Shares of a Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Group, to the above address.

  If an Account Registration Form has been previously received by the Group, investors may also purchase Shares by wiring funds to the Funds' custodian. Prior to wiring any such funds and in order to ensure that wire orders are invested promptly, investors must call the Group at (800) 766-3960 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

  Shares of the Funds are purchased at the net asset value per share (see "VALUATION OF SHARES") next determined after receipt by the Distributor, its agents or broker-dealers with whom it has an agreement of an order in good form to purchase Shares plus any applicable sales charge as described below. Purchases of Shares of a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of that Fund.

  For an order for the purchase of Shares of a Fund that is placed through a broker-dealer, the applicable public offering price will be the net asset value as so determined (plus any applicable sales charge), but only if the broker-dealer receives the order and transmits it to the Distributor prior to the Valuation Time for that day. The broker-dealer is responsible for transmitting such orders by the Valuation Time. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.

MINIMUM INVESTMENT

  Except as otherwise discussed below under "Auto Invest Plan," the minimum investment is $1,000 for the initial purchase of Shares of a Fund by an investor and $25 for subsequent purchases of Shares of that Fund. The initial minimum investment amount is reduced to $250 for employees of the Adviser, Keystone or any of their affiliates.

  Depending upon the terms of a particular Customer's account, the Entities or their affiliates may charge a Customer account fees for automatic investment and other cash management services provided in connection with an investment in a Fund. Information concerning these services and any charges will be provided by the Entities. This Prospectus should be read in conjunction with any such information received from the Entities or their affiliates.

  Each Fund reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.

  Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares owned by the Shareholder and the number of Shares being held in safekeeping by the Transfer Agent for the account of the Shareholder. Reports of purchases and redemptions of Shares by Entities on behalf of their Customers will be sent by the Entities to their Customers. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

AUTO INVEST PLAN

  The KeyPremier Funds Auto Invest Plan enables Shareholders to make regular monthly or quarterly purchases of Shares of the Funds through automatic deduction from their bank accounts, provided that the Shareholder's bank is a member of the Federal Reserve and the Automated Clearing House (ACH) system. With Shareholder authorization the Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account which will automatically be invested in Shares of the designated Fund at the public offering price next determined after receipt of payment by the Transfer Agent. The required minimum initial investment when opening an account using the Auto Invest Plan is $250; the minimum amount for subsequent investments is $25. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Registration Form or a supplemental sign-up form which can be acquired by calling the Group at (800) 766-3960. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Group at: 3435 Stelzer Road, Columbus, Ohio 43219.

  The Group may eliminate or change the Auto Invest Plan at any time or from time to time without notice thereof.

KEYPREMIER INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

  A KeyPremier IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. KeyPremier IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

  All KeyPremier IRA distribution requests must be made in writing to the Distributor. Any deposits to a KeyPremier IRA must distinguish the type and year of the contributions.

  For more information on the KeyPremier IRAs call the Group at (800) 766-3960. Investment in Shares of the Pennsylvania Bond Fund or any other tax-exempt fund would not be appropriate for a KeyPremier IRA. Shareholders are advised to consult a tax adviser on KeyPremier IRA contribution and withdrawal requirements and restrictions.


IN-KIND PURCHASES
  Payment for Shares of a Fund may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund as described in this Prospectus. For further information about this form of payment, contact the Adviser. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the date of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form of transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.



SALES CHARGES



  The public offering price of Shares of each Fund equals net asset value plus a sales charge in accordance with the applicable table below. BISYS receives this sales charge as Distributor and reallows a portion of it as dealer discounts and brokerage commissions. However, the Distributor, in its sole discretion, may pay certain dealers all or part of the portion of the sales charge it receives. The broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the 1933 Act.



THE INCOME FUND AND THE PENNSYLVANIA BOND FUND


                                                          DEALER
                                                        DISCOUNTS
      AMOUNT OF        SALES CHARGE                   AND BROKERAGE
    TRANSACTION AT     AS % OF NET   SALES CHARGE AS  COMMISSIONS AS
   PUBLIC OFFERING        AMOUNT       % OF PUBLIC     % OF PUBLIC
        PRICE            INVESTED    OFFERING PRICE   OFFERING PRICE
---------------------- ------------  ---------------  --------------
Less than $100,000....    4.71%           4.50%           4.05%
$100,000 but less than
  $250,000............     3.63            3.50            3.15
$250,000 but less than
  $500,000............     2.56            2.50            2.25
$500,000 but less than
  $1,000,000..........     1.52            1.50            1.35
$1,000,000 or more....        0               0               0

THE GOVERNMENT SECURITIES FUND

                                                          DEALER
                                                        DISCOUNTS
      AMOUNT OF        SALES CHARGE                   AND BROKERAGE
    TRANSACTION AT     AS % OF NET   SALES CHARGE AS  COMMISSIONS AS
   PUBLIC OFFERING        AMOUNT       % OF PUBLIC     % OF PUBLIC
        PRICE            INVESTED    OFFERING PRICE   OFFERING PRICE
---------------------- ------------  ---------------  --------------
Less than $100,000....    3.09%           3.00%           2.70%
$100,000 but less than
  $250,000............     2.56            2.50            2.25
$250,000 but less than
  $500,000............     2.04            2.00            1.80
$500,000 but less than
  $1,000,000..........     1.52            1.50            1.35
$1,000,000 or more            0               0               0

  From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of the Funds. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Funds' Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

SALES CHARGE WAIVERS

  The Distributor will waive sales charges for the purchase of Shares of a Fund by or on behalf of (1) purchasers for whom Keystone, the Adviser, one of their affiliates or another financial institution acts in a fiduciary, advisory, agency, custodial (other than individual retirement accounts), or similar capacity, (2) officers, trustees, directors, advisory board members, employees and retired employees (including spouses, children and parents of the foregoing) of Keystone, the Adviser, the Group, BISYS and any affiliated company thereof,
(3) investors who purchase Shares with the proceeds from a distribution from the Adviser, Keystone or an affiliate trust or agency account, (4) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and their spouses and children under 21), and (5) investment advisers or financial planners regulated by a federal or state governmental authority who are purchasing Shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent. The Distributor may change or eliminate the foregoing waivers at any time or from time to time without notice thereof. The Distributor may also periodically waive all or a portion of the sales charge for all investors with respect to a Fund.

  In addition, the Distributor may waive sales charges for the purchase of a Fund's Shares with the proceeds from the recent redemption of shares of a non-money market fund that imposes a sales charge. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice.

CONCURRENT PURCHASES

  For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of a Fund and one or more of the other funds of the Group sold with a sales charge and advised by the Adviser ("KeyPremier Load Funds"). For example, if a Shareholder concurrently purchases Shares in the Income Fund at the total public offering price of $50,000 and Shares in another KeyPremier Load Fund at the total public offering price of $50,000, the sales charge for such Shares of the Income Fund would be that applicable to a $100,000 purchase as shown in the applicable table above. This privilege, however, may be modified or eliminated at any time or from time to time by the Group without notice thereof.

LETTER OF INTENT

  An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Shares of a Fund at a designated total public offering price within a designated 13-month period. Each purchase of Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. This program may be modified or eliminated at any time or from time to time by the Group without notice. For further information about letters of intent, interested investors should contact the Group at (800) 766-3960.

  A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Shares actually purchased if the full amount indicated is not purchased, and such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Shares, whether paid in cash or reinvested in additional Shares, are not subject to escrow. The escrowed Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. An adjustment will be made to reflect any reduced sales charge applicable to Shares purchased during the 90-day period prior to the date the Letter of Intent was entered into at the conclusion of the 13-month period and in the form of additional Shares credited to the Shareholder's account at the then current public offering price applicable to a single purchase of the total amount of the total purchases. Additionally, if the total purchases within the 13-month period exceed the amount specified, a similar adjustment will be made to reflect further reduced sales charges applicable to such purchases, if any.

RIGHT OF ACCUMULATION

  Pursuant to the right of accumulation, investors are permitted to purchase Shares of a Fund at the public offering price applicable to the total of (a) the total public offering price of the Shares of the Fund then being purchased plus
(b) an amount equal to the then current net asset value of the purchaser's combined holdings of the Shares of all KeyPremier Load Funds. The "purchaser's combined holdings" described in the preceding sentence shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Group without notice.

EXCHANGE PRIVILEGE


  Shares of a Fund may be exchanged for Shares of a KeyPremier money market fund or any other KeyPremier Load Fund if the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Each exchange will be made at respective net asset values except that a sales charge, equal to the difference, if any, between the sales charge payable upon the purchase of shares of the KeyPremier Fund to be acquired in the exchange and the sales charge previously paid on the Shares to be exchanged, will be assessed. In determining the sales charge previously paid on the Shares to be exchanged, such Shares may include Shares which were acquired through a previous exchange for shares on which a sales charge was paid. Under such circumstances, the Shareholder must notify the Group that a sales charge was originally paid and provide the Group with sufficient information to permit confirmation of the Shareholder's right not to pay a sales charge.

  An exchange is considered a sale of Shares for federal income tax purposes. However, a Shareholder may not include any sales charge on Shares of a Fund as a part of the cost of those Shares for purposes of calculating the gain or loss realized on an exchange of those Shares within 90 days of their purchase.

  The Group may at any time modify or terminate the foregoing exchange privileges. The Group, however, will give Shareholders 60 days' advance written notice of any such modification.

  A Shareholder wishing to exchange his or her Shares may do so by contacting the Group at (800) 766-3960 or by providing written instructions to the Group. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the fund in which he or she wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "Redemption by Telephone" below.

REDEMPTION OF SHARES

  Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at an Entity. For example, if a Customer has agreed with an Entity to maintain a minimum balance in his or her account with the Entity, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Entity may redeem on behalf of the Customer, all or part of the Customer's Shares of a Fund to the extent necessary to maintain the required minimum balance.

Redemption by Mail

  A written request for redemption must be received by the Group, at the address shown on the front page of this Prospectus, in order to honor the request. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record or mailed or wired to a commercial bank account previously designated on the Account Registration Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

Redemption by Telephone

  If a Shareholder has so designated on the Account Registration Form, a Shareholder may request a redemption of his or her Shares by telephoning the Group and having the payment of redemption requests sent electronically directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. A shareholder may also have such payment mailed directly to the

Shareholder at the Shareholder's address as recorded by the Transfer Agent. However, this option may be suspended for a period of 30 days following a telephonic address change. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such wire redemption requests may be made by the Shareholder by telephone to the Group. The Group may reduce the amount of a wire redemption payment by the then-current wire redemption charge of the Funds' custodian. There is currently no charge for having payment of redemption requests mailed or sent electronically to a designated bank account. For telephone redemptions, call the Group at (800) 766-3960.

  Neither the Group, the Funds nor their service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Group's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. The Group will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Group, the Funds or their service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, Shareholders are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Group at the address shown on the front page of this Prospectus.

AUTO WITHDRAWAL PLAN

  The Auto Withdrawal Plan enables Shareholders of a Fund, with an account balance in such Fund of $5,000 or more, to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum withdrawal is $50 monthly. To participate in the Auto Withdrawal Plan, Shareholders should call (800) 766-3960 for more information. Purchases of additional Shares, including use of the Auto Invest Plan described above, concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities and sales charges. For a Shareholder to change the Auto Withdrawal instructions, the request must be made in writing to the Group.

PAYMENTS TO SHAREHOLDERS

  Redemption orders are effected at the net asset value per share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, each Fund will attempt to honor requests from Shareholders for next day payments upon redemption of Shares if the request for redemption is received by the Distributor before the Valuation Time on a Business Day or, if the request for redemption is received after the Valuation Time, to honor requests for payment on the second Business Day. Each Fund will attempt to so honor redemption requests unless it would be disadvantageous to a Fund or the Shareholders of that Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.


  At various times, the Group may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Group may delay the forwarding of proceeds for up to 10 days or more until payment has been collected for the purchase of such Shares. The Group intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Group may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Due to the relatively high cost of handling small investments, the Group reserves the right to redeem, at net asset value, the Shares of a Fund of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Shares, the deduction of any sales charge or the establishment of an account with less than $1,000 using the Auto Invest Plan), the account of such Shareholder has a value of less than $1,000 ($250 if the Shareholder is an employee of the Adviser or one of its affiliates). Accordingly, an investor purchasing Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Group exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed at least 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000 ($250 if the Shareholder is an employee of the Adviser or one of its affiliates).

  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption.

                              DIVIDENDS AND TAXES

DIVIDENDS

  A dividend for each Fund is declared monthly at the close of business on the day of declaration consisting of an amount of accumulated undistributed net income of that Fund as determined necessary or appropriate by the appropriate officers of the Group. Such dividend is generally paid monthly. Shareholders will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of that Fund at the net asset value as of the date of payment, unless the Shareholder elects to receive dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

  Distributable net realized capital gains, if any, for a Fund are distributed at least annually. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares in that Fund.

  If a Shareholder elects to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, the Shareholder's cash election will be changed automatically and future dividend and capital gains distributions will be reinvested in that Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in that Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAXES

  Generally. Each Fund is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") for so long as such qualification is in the best interest of that Fund's Shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income. Each Fund contemplates declaring as dividends all or substantially all of its investment company taxable income (before deduction of dividends paid).

  A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of having a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. If distributions during a calendar year were less than the required amount, a Fund would be subject to a nondeductible 4% excise tax on the deficiency.

  Prior to purchasing Shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of Shares prior to the record date will have the effect of reducing the per share net asset value of the Shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

  The Income Fund and the Government Securities Fund. It is expected that each of the Income Fund and the Government Securities Fund will distribute annually to its Shareholders all or substantially all of that Fund's net investment income and net realized capital gains and that such distributed net investment income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash. The dividends received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends eligible for the dividends deduction, if any, received by a Fund bear to its gross income. Since the net investment income from each such Fund is expected to be derived from earned interest and short-term capital gains, it is anticipated that no part of any distribution from those Funds will be eligible for the dividends received deduction for corporations.


  Distribution by a Fund of the excess of net mid-term or long-term capital gain, if any, over net short-term capital loss is taxable to Shareholders as mid-term or long-term capital gain, respectively, in the year in which it is received, regardless of how long the Shareholder has held the Shares. Such distributions are not eligible for the dividends received deduction.


  If the net asset value of a Share is reduced below the Shareholder's cost of that Share by the distribution of income or gain realized on the sale of securities, the distribution, from a practical stand point, is a return of invested principal, although taxable as described above.

  The Pennsylvania Bond Fund. It is expected that the Pennsylvania Bond Fund will distribute annually substantially all of its net investment income and net capital gains to its Shareholders. Dividends derived from interest earned on Exempt Securities constitute "exempt-interest dividends" when designated as such by the Pennsylvania Bond Fund and will be excludable from gross income for federal income tax purposes. However, exempt-interest dividends attributable to certain municipal obligations issued on or after August 8, 1986, to finance certain private activities will be treated as a tax preference item in computing the alternative minimum tax. Also, a portion of all other interest excluded from gross income for federal income tax purposes earned by a corporation may be subject to the alternative minimum tax as a result of the inclusion in alternative minimum taxable income of 75% of the excess of adjusted current earnings over alternative minimum taxable income.

  Distributions, if any, derived from capital gains will generally be taxable to Shareholders as capital gains for federal income tax purposes to the extent so designated by the Pennsylvania Bond Fund. Dividends, if any, derived from sources other than interest excluded from gross income for federal income tax purposes and capital gains will be taxable to Shareholders as ordinary in-come for federal income tax purposes whether or not reinvested in additional Shares. Shareholders not subject to federal income tax on their income will not, of course, be required to pay federal income tax on any amounts distributed to them. The Pennsylvania Bond Fund anticipates that substantially all of its dividends will be excluded from gross income for federal income tax purposes. The Pennsylvania Bond Fund will notify each Shareholder annually of the tax status of all distributions.

  If a Shareholder receives an exempt-interest dividend with respect to any Share and such Share is held by the Shareholder for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security benefits that may be subject to federal income taxation, may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a Shareholder.

  Interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares of the Pennsylvania Bond Fund is not deductible for federal income taxes assuming the Pennsylvania Bond Fund distributes exempt-interest dividends during the Shareholder's taxable year. It is anticipated that distributions from the Pennsylvania Bond Fund will not be eligible for the dividends received deduction for corporations.

  Proposals that may restrict or eliminate the income tax exemption for interest on Exempt Securities may be introduced in the future. If any such proposal were enacted that would reduce the availability of Exempt Securities for investment by the Pennsylvania Bond Fund so as to adversely affect such Fund's Shareholders, the Pennsylvania Bond Fund would reevaluate its investment objective and policies and submit possible changes in the Pennsylvania Bond Fund's structure to Shareholders for their consideration. If legislation were enacted that would treat a type of Exempt Securities as taxable, the Pennsylvania Bond Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

PENNSYLVANIA TAXES

  Under current Pennsylvania law, Shareholders will not be subject to Pennsylvania Personal Income Tax on distributions from the Pennsylvania Bond Fund attributable to interest income from Pennsylvania Exempt Securities or from obligations of the United States, its territories and certain of its agencies and instrumentalities ("Federal Exempt Securities"). However, Pennsylvania Personal Income Tax will apply to distributions from the Pennsylvania Bond Fund attributable to gain realized on the disposition of any investment, including Exempt Securities, or to interest income from investments other than Exempt Securities. Shareholders also will be subject to the Pennsylvania Personal Income tax on any gain they realize on the disposition of Shares in the Pennsylvania Bond Fund.


  Distributions attributable to interest from Exempt Securities are not subject to the Philadelphia School District Net Income Tax. However, distributions attributable to gain from the disposition of Exempt Securities are subject to the Philadelphia School District Net Income Tax, except that distributions attributable to gain on any investment held for more than six months are exempt. A shareholder's gain on the disposition of Shares in the Pennsylvania Bond Fund that he or she has held for more than six months will not be subject to the Philadelphia School District Net Income Tax.


  Shareholders are not subject to the county personal property tax imposed on residents of Pennsylvania by the Act of June 17, 1913, P.L. 507, as amended to the extent that the Pennsylvania Bond Fund is comprised of Exempt Securities.

GENERAL

  Additional information regarding federal taxes is contained in the Statement of Additional Information under the heading "ADDITIONAL INFORMATION--Additional General Tax Infor-mation." However, the information contained in this Prospectus and the additional material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Funds and their Shareholders. Accordingly, potential investors are urged to consult their own tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

  Shareholders will be advised at least annually as to the federal income tax consequences of distributions made to them during the year.

                            MANAGEMENT OF THE GROUP

TRUSTEES OF THE GROUP

  Overall responsibility for management of the Group rests with its Board of Trustees. Unless so required by the Group's Declaration of Trust or By-Laws or by Ohio law, at any given time all of the Trustees may not have been elected by the shareholders of the Group. The Group will be managed by the Trustees in accordance with the laws of Ohio governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise its day-to-day operations.

  The Trustees of the Group receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services Inc., the sole general partner of BISYS, or BISYS receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from each Fund for acting as Administrator, may receive fees under the Administrative Services Plan discussed below and may retain all or a portion of any sales load imposed upon purchases of Shares. BISYS Fund Services, Inc. receives fees from each Fund for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER


  Martindale Andres & Company, Inc., Four Falls Corporate Center, Suite 200, West Conshohocken, Pennsylvania 19428, is the investment adviser of each Fund and has served as such since the Funds' inception. The Adviser is a wholly owned subsidiary of Keystone Financial, Inc., 1 Keystone Plaza, Harrisburg, Pennsylvania 17101 ("Keystone"). The Adviser was organized in 1989 and was acquired by Keystone in December 1995. Except with respect to the other KeyPremier Funds, the Adviser has not previously served as the investment adviser to a registered open-end management investment company. However, the Adviser has managed since its founding the investment portfolio of high net worth individuals, endowments, pension and common trust funds. The Adviser currently has over $2.5 billion under management.


  Subject to the general supervision of the Board of Trustees of the Group and in accordance with the investment objectives and restrictions of the Funds, the Adviser manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains each Fund's records relating to such purchases and sales.

  Colleen M. Marsh is primarily responsible for the day-to-day management of the Income Fund's portfolio. Ms. Marsh is a senior portfolio manager in the fixed income division of the Adviser. She has over 12 years of experience managing fixed income portfolios and funds for clients. She spent the first 10 years of her investment management career with Keystone, and has managed the Intermediate Term Income Fund (a predecessor CIF to the Income Fund) for Keystone over this time period.

  Mr. James H. Somers is primarily responsible for the day-to-day management of the Government Securities Fund's portfolio. Mr. Somers joined the Adviser as a portfolio manager in September, 1995. From 1991 to September, 1995, Mr. Somers was president and owner of his own money management firm. Prior thereto and for five years he was a Vice President of Kidder Peabody & Company in New York.

  Mr. Robert Andres is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Andres co-founded the Adviser in 1989 and serves as its President and Chief Operating Officer. Prior thereto, he served as President of Merrill Lynch Mortgage Capital Corporation and manager of Merrill Lynch's secondary corporate bond trading division. He has had more than 30 years of broad based experience with respect to fixed-income securities, including more than 20 years in trading, sales and investment management of municipal securities.

  For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, the Adviser is entitled to receive a fee from each Fund, computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (.60%) of such Fund's average daily net assets.

  The Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The Adviser may not seek reimbursement of such voluntarily reduced fees after the end of the fiscal year in which the fees were reduced. The reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a reduction.

ADMINISTRATOR AND DISTRIBUTOR

  BISYS is the administrator for each Fund and also acts as the Funds' principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). BISYS and its affiliated companies, including BISYS Fund Services, Inc., are wholly owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

  The Administrator generally assists in all aspects of a Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Group, the Administrator receives a fee from each Fund, computed daily and paid periodically, calculated at an annual rate of eleven and one-half one-hundredths of one percent (.115%) of that Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administration fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The Administrator may not seek reimbursement of such reduced fees after the end of the fiscal year in which the fees were reduced. The voluntary reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a fee reduction.

  The Distributor acts as agent for the Funds in the distribution of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but may retain all or a portion of any sales charge imposed upon the purchase of Shares. See "HOW TO PURCHASE AND REDEEM SHARES--Sales Charges."

EXPENSES

  The Adviser and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Funds. Each Fund will bear the following expenses relating to its operations: organizational expenses, taxes, interest, any brokerage fees and commissions, fees and expenses of the Trustees of the Group, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory pur-poses and for distribution to the Fund's current shareholders, outside auditing and legal expenses, advisory fees, fees and out-of-pocket expenses of the custodian, fund accountant and Transfer Agent, costs for independent pricing services, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, expenses incurred under the Administrative Services Plan described below and any extraordinary expenses incurred in the Fund's operation.

ADMINISTRATIVE SERVICES PLAN

  The Group has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include the Adviser, Entities, and BISYS, which agree to provide certain ministerial, record keeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Service Organization receives a fee from each Fund, computed daily and paid monthly, at an annual rate of up to .25% of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

  The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, record keeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Funds on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Funds, providing sub-accounting with respect to Shares beneficially owned by such customers and/or providing customers with a service that invests the assets of their accounts in Shares of a Fund pursuant to specific or pre-authorized instructions. As of the date hereof, no such servicing agreements have been entered into by the Group on behalf of any of the Funds.

BANKING LAWS


  The Adviser believes that it possesses the legal authority to perform the investment advisory services for each Fund contemplated by its investment advisory agreement with the Group, as described in this Prospectus, without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement with the Group. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Adviser could continue to perform such services for the Funds. See "MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP--Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable law and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES

  The Group was organized as an Ohio business trust on April 25, 1988. The Group consists of seventeen funds, each having its own class of shares. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the fund as are declared at the discretion of the Trustees (see "Miscellaneous" below). The other funds of the Group are The KeyPremier Prime Money Market Fund, The KeyPremier Established Growth Fund, The KeyPremier Aggressive Growth Fund, The KeyPremier U.S. Treasury Securities Money Market Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Income Equity

Fund, 1st Source Monogram Special Equity Fund, 1st Source Monogram Income Fund, Riverside Capital Money Market Fund, Riverside Capital Value Fund, Riverside Capital Fixed Income Fund, Riverside Capital Low Duration Government Securities Fund, Riverside Capital Growth Fund and Riverside Capital Tennessee Municipal Obligations Fund.

  Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate and not by fund except as otherwise expressly required by law. For example, Shareholders of a Fund will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees. However, Shareholders of that Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval or amendment of the Fund's investment advisory agreement.

  Overall responsibility for the management of each Fund is vested in the Board of Trustees of the Group. See "MANAGEMENT OF THE GROUP--Trustees of the Group." Individual Trustees are elected by the shareholders of the Group, although Trustees may, under certain circumstances, fill vacancies, including vacancies created by expanding the size of the Board. Trustees may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Ohio law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.

  An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, the investment advisory agreement or a Fund's fundamental policies and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group does not intend to have an annual or special meeting of shareholders.

  The Group has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.


  As of October 16, 1997, Keystone possessed, on behalf of its or its affiliates' underlying accounts, voting or investment power with respect to more than 25% of the outstanding Shares of each Fund.


CUSTODIAN

  The Bank of New York serves as the custodian for each Fund.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES


  BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' transfer agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Fund Services, Inc. also provides certain accounting services for the Funds pursuant to a Fund Accounting Agreement and receives a fee from each Fund for such services equal to the greater of (a) a fee computed at an annual rate of 0.03% of that Fund's average daily net assets or (b) the annual fee of $30,000 ($35,000 for the Pennsylvania Bond Fund). See "MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP--Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to the fund" means the consideration received by a fund upon the issuance or sale of shares in the fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to such fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Funds are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

  Inquiries regarding the Funds may be directed in writing to the Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 766-3960.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
Martindale Andres & Company, Inc.
Four Falls Corporate Center, Suite 200
West Conshohocken, Pennsylvania 19428

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Baker & Hostetler LLP
65 East State Street
Columbus, Ohio 43215

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
PROSPECTUS SUMMARY....................    2
FEE TABLE.............................    4
FINANCIAL HIGHLIGHTS..................    5
PERFORMANCE INFORMATION...............    6
INVESTMENT OBJECTIVES AND POLICIES....    7
INVESTMENT RESTRICTIONS...............   26
VALUATION OF SHARES...................   27
HOW TO PURCHASE AND REDEEM SHARES.....   28
DIVIDENDS AND TAXES...................   35
MANAGEMENT OF THE GROUP...............   38
GENERAL INFORMATION...................   40

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR ITS DISTRIBUTOR, BISYS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY BISYS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                      LOGO
                                      THE
                                   KEYPREMIER
                               INTERMEDIATE TERM
                                  INCOME FUND

                                      THE
                                   KEYPREMIER
                                LIMITED DURATION
                           GOVERNMENT SECURITIES FUND

                                      THE
                                   KEYPREMIER
                             PENNSYLVANIA MUNICIPAL
                                   BOND FUND
                                   MARTINDALE
                             ANDRES & COMPANY, INC.
                               INVESTMENT ADVISER
                                   Prospectus

                             dated October 31, 1997

                       Riverside Capital Money Market Fund

                       Riverside Capital Value Equity Fund

                       Riverside Capital Fixed Income Fund

             Riverside Capital Tennessee Municipal Obligations Fund

            Riverside Capital Low Duration Government Securities Fund

                          Riverside Capital Growth Fund

                         Each an Investment Portfolio of

                               THE SESSIONS GROUP



                       Statement of Additional Information


                                October 31, 1997




This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectus (the "Prospectus") of Riverside Capital Money Market Fund (the "Money Market Fund"), Riverside Capital Value Equity Fund (the "Value Fund"), Riverside Capital Fixed Income Fund (the "Fixed Income Fund"), Riverside Capital Tennessee Municipal Obligations Fund (the "Tennessee Fund"), Riverside Capital Low Duration Government Securities Fund (the "Government Securities Fund") and Riverside Capital Growth Fund (the "Growth Fund") (the Money Market Fund, the Value Fund, the Fixed Income Fund, the Tennessee Fund, the Government Securities Fund and the Growth Fund are hereinafter collectively referred to as the "Funds" and individually as a "Fund"), dated the date hereof. The Funds are six funds of The Sessions Group (the "Group"). This Statement of Additional Information is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 874-8376.

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               Page
                                                                                                               ----

THE SESSIONS GROUP............................................................................................  B-1

INVESTMENT OBJECTIVES AND POLICIES............................................................................  B-1

         Additional Information on Portfolio Instruments......................................................  B-1
         Investment Restrictions.............................................................................. B-13
         Portfolio Turnover................................................................................... B-16

NET ASSET VALUE............................................................................................... B-17

         Valuation of the Money Market Fund................................................................... B-17
         Valuation of the Other Funds......................................................................... B-18

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................................................ B-18

MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP................................................................. B-19

         Trustees and Officers................................................................................ B-19
         Investment Adviser................................................................................... B-22
         Portfolio Transactions............................................................................... B-24
         Glass-Steagall Act................................................................................... B-27
         Administrator........................................................................................ B-28
         Distributor.......................................................................................... B-30
         Administrative Services Plan......................................................................... B-33
         Custodian............................................................................................ B-34
         Transfer Agency and Fund Accounting Services......................................................... B-34
         Auditors ............................................................................................ B-36
         Legal Counsel........................................................................................ B-36

ADDITIONAL INFORMATION........................................................................................ B-36

         Description of Shares................................................................................ B-36
         Vote of a Majority of the Outstanding Shares......................................................... B-38
         Additional Tax Information........................................................................... B-38
         Seven-Day Yield of the Money Market Fund............................................................. B-44
         Yields of the Other Funds............................................................................ B-45
         Calculation of Total Return.......................................................................... B-47
         Distribution Rates................................................................................... B-48
         Performance Comparisons.............................................................................. B-48
         Miscellaneous........................................................................................ B-49

FINANCIAL STATEMENTS.......................................................................................... B-51

APPENDIX .....................................................................................................  A-1

                       STATEMENT OF ADDITIONAL INFORMATION


                               THE SESSIONS GROUP

         The Sessions Group (the "Group") is an open-end management investment company which currently offers seventeen separate investment portfolios, six of which are described in this Statement of Additional Information. Five of the portfolios described herein are diversified portfolios and the one other is a non-diversified portfolio. The five diversified portfolios are Riverside Capital Money Market Fund (the "Money Market Fund"), Riverside Capital Value Equity Fund (the "Value Fund"), Riverside Capital Fixed Income Fund (the "Fixed Income Fund"), Riverside Capital Low Duration Government Securities Fund (the "Government Securities Fund") and Riverside Capital Growth Fund (the "Growth Fund"), and the one non-diversified portfolio is Riverside Capital Tennessee Municipal Obligations Fund (the "Tennessee Fund") (the Money Market Fund, the Value Fund, the Fixed Income Fund, the Government Securities Fund, the Growth Fund and the Tennessee Fund are hereinafter collectively referred to as the "Funds" and individually as a "Fund").

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Funds. Capitalized terms not defined herein are defined in such Prospectus. No investment in Shares of a Fund should be made without first reading the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information On Portfolio Instruments
-----------------------------------------------

         The following policies supplement the investment objective and policies of each Fund as set forth in the Prospectus for such Fund.


         BANK OBLIGATIONS. Each of the Funds may invest in bank obligations such as bankers' acceptances, certificates of deposit, and demand and time deposits.


         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         The Money Market Fund, the Value Fund, the Fixed Income Fund, the Government Securities Fund and the Growth Fund may each also invest in Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits, which are basically the same as ETDs except they are issued by Canadian offices of major Canadian banks.

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         The Money Market Fund will purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate nationally recognized statistical rating organizations ("NRSRO") (e.g., Standard & Poor's Corporation and Moody's Investors Service, Inc.) in one of the two highest rating categories for short-term debt obligations. The Money Market Fund may also invest in commercial paper that is not rated but that is determined by the Adviser, under guidelines established by the Group's Board of Trustees, to be of comparable quality to instruments that are rated high quality by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of the NRSROs, see the Appendix. The Money Market Fund may also invest, subject to the foregoing quality criteria, in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation ("CCP"), and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.



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         The Value Fund, the Fixed Income Fund and the Tennessee Fund may invest in commercial paper which need not be rated by any NRSRO or, if rated, may be rated in any rating category. The Government Securities Fund and the Growth Fund may invest in commercial paper which need not be rated by an NRSRO or, if rated, is rated in any of the highest three rating categories assigned by NRSROs. In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories. The Value Fund, the Fixed Income Fund, the Tennessee Fund and the Growth Fund may also invest in CCP and in Europaper, subject to their respective quality criteria for commercial paper as described above.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Money Market Fund, the Value Fund, the Fixed Income Fund, the Government Securities Fund and the Growth Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, variable amount master demand notes (the issuers of which are normally manufacturing, retail, financial and other business concerns) must be determined by the Adviser to be of comparable quality to commercial paper in which such Fund may invest. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the earlier of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

         FOREIGN INVESTMENT. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. A Fund will acquire such securities only when the Adviser believes the risks associated with such investments are minimal.


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         U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         EXEMPT SECURITIES. As stated in the Prospectus, the assets of the Tennessee Fund will be primarily invested in Exempt Securities. Under normal market conditions, at least 80% of the net assets of the Tennessee Fund will be invested in Exempt Securities and 65% of such Fund's total assets will be invested in Tennessee Exempt Securities. To the extent that suitable Exempt Securities may not be available and the Tennessee Fund is unable to comply with such 80% test, for temporary purposes the Tennessee Fund may invest in municipal securities from other states that are otherwise eligible for investment by the Tennessee Fund. Such other municipal securities therefore will be comparable to Exempt Securities except that the interest thereon will not be exempt from Tennessee state income taxes.

         Exempt Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Exempt Securities if the interest paid thereon is exempt from both Tennessee income taxes and federal taxes, although such interest may be treated as a preference item for purposes of the federal alternative minimum tax.

         Among other types of Exempt Securities, the Tennessee Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Tennessee Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.



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         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

         As described in the Prospectus, the two principal classifications of Exempt Securities consist of "general obligation" and "revenue" issues. The Tennessee Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Exempt Securities, both within a particular classification and between classifications, and the yields on Exempt Securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of Exempt Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Exempt Securities with the same maturity, interest rate and rating may have different yields, while Exempt Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of Exempt Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The Adviser will consider such an event in determining whether the Tennessee Fund should continue to hold the obligation.

         An issuer's obligations under its Exempt Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Exempt Securities may be materially adversely affected by litigation or other conditions.

         VARIABLE AND FLOATING RATE NOTES. The Money Market Fund, the Tennessee Fund, the Government Securities Fund and the Growth Fund may acquire variable and floating rate notes, subject to such Fund's investment objectives, policies and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its


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amortized cost. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by such Funds will be determined by the Adviser under guidelines established by the Group's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under that particular Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may attempt to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such note and a Fund is not entitled to receive the principal amount of a note within seven days, such a note will be treated as an illiquid security for purposes of calculation of such Fund's limitation on investments in illiquid securities, as set forth in the respective Fund's investment restrictions. Variable or floating rate notes may be secured by bank letters of credit.

         Variable or floating rate notes invested in by the Money Market Fund may have maturities of more than 397 days, as follows:

         1. An instrument that is issued or guaranteed as to principal or interest by the United States Government or any instrumentality thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by the Money Market Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         2. A variable rate note, the principal amount of which is scheduled in accordance with the terms of the instrument to be paid unconditionally in 397 calendar days or less, will be deemed by the Money Market Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         3. A variable rate note that is subject to a demand feature will be deemed by the Money Market Fund to have a maturity equal to the longer of the period remaining until the next readjustment of


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the interest rate or the period remaining until the principal amount can be recovered through demand.

         4. A floating rate note that is subject to a demand feature will be deemed by the Money Market Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         As used above, a note is "subject to a demand feature" where the Money Market Fund is entitled to receive the principal amount of the note either at any time on no more than thirty days' notice or at specific intervals not exceeding 397 days and upon no more than 30 days' notice.


         RESTRICTED SECURITIES. Securities in which the Fixed Income and Tennessee Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers. Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Group, the Adviser has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. The Fixed Income Fund and the Tennessee Fund will each limit its investment in Section 4(2) securities to not more than 10% and 5%, respectively, of its total net assets. Compliance with such limitation will be measured as of the time of purchase.


         OPTIONS TRADING. Each of the Funds, other than the Money Market Fund, may purchase put and call options. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Put and call options purchased by the Funds will be valued at the last sale price, or in


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the absence of such a price, at the mean between bid and asked price.

         When a Fund writes a call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between bid and asked price. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreements with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium guarantees and security, are set by negotiation of the parties.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, such Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with Counterparties that the Adviser considers to present minimal credit risks under guidelines to be established by the Group's Board of Trustees. To the extent that there is no readily available market for any such OTC options, such options and portfolio securities "covering" the amount of such Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are deemed to be illiquid, and are subject to such Fund's limitation on investing in illiquid securities.



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         PUTS. The Tennessee Fund may also acquire "puts" with respect to Exempt
Securities held in its portfolio. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Tennessee Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

         The amount payable to the Tennessee Fund upon its exercise of a "put" is normally (i) the Tennessee Fund's acquisition cost of the Exempt Securities (excluding any accrued interest which the Tennessee Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Tennessee Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         Puts may be acquired by the Tennessee Fund to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Tennessee Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities.

         The Tennessee Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tennessee Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         The Tennessee Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in the Adviser's opinion, present minimal credit risks.

         WHEN-ISSUED SECURITIES. As discussed in the Prospectus, each of the Funds, other than the Money Market Fund, may purchase securities on a "when-issued" basis (I.E., for delivery beyond the normal settlement date at a stated price and yield). When such a Fund agrees to purchase securities on a "when-issued" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Fund's custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater


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degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets.

         When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous. Such Funds will engage in "when-issued" or "delayed delivery" transactions only for the purpose of acquiring portfolio securities consistent with the Funds' investment objectives and policies and not for investment leverage. If the Tennessee Fund sells a "when- issued" or "delayed-delivery" security before delivery, any gain would not be tax-exempt.

         MORTGAGE-RELATED SECURITIES. Each of the Value Fund, the Fixed Income Fund, the Government Securities Fund and the Growth Fund may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         Mortgage-related securities, for purposes of the Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate


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is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to such Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

         The Fixed Income Fund may invest up to 10% of its net assets in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage-related securities will be purchased only if rated in the three highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Adviser deems to be of comparable quality.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the


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FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         REPURCHASE AGREEMENTS. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from banks and registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). This requirement will be continually monitored by the Adviser. If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Group believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Group if presented with the question. Securities subject to repurchase agreements will be held by that Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectus, each of the Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund's


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investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         GUARANTEED INVESTMENT CONTRACTS. The Money Market Fund and the Fixed Income Fund may each invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Money Market Fund and the Fixed Income Fund will only purchase a GIC when the Adviser has determined that the GIC presents minimal credit risks to that Fund and is of comparable quality to instruments that are rated high quality by a nationally recognized statistical rating organization having the characteristics described above. Because such Funds may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed such Fund's limitation on its investments in illiquid securities. The Money Market Fund will not purchase a GIC with a term of more than one year. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the earlier of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time before the Fund can receive the principal upon demand.

Investment Restrictions
-----------------------

         Each Fund's investment objective is a fundamental policy and may not be changed without a vote of the holders of a majority of such Fund's outstanding Shares. In addition, the following investment restrictions may be changed with respect to a particular Fund only by a vote of the majority of the outstanding Shares of that Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares").

         In addition to the investment restrictions set forth in the Prospectus, each of the Money Market Fund, the Value Fund, the Fixed Income Fund and the Tennessee Fund may not:



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



         1. Purchase securities on margin, except, with respect to the Value Fund, the Fixed Income Fund and the Tennessee Fund, for use of short-term credit necessary for clearance of purchases of portfolio securities;

         2. Engage in any short sales;

         3. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with such Fund's investment objectives and policies; and

         4. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities are not prohibited by this restriction).

         In addition, the Money Market Fund may not:

         1. Purchase or sell commodities, commodity contracts (including futures contracts), or oil, gas or mineral exploration or development programs (although investments in marketable securities of companies engaged in such activities are not prohibited by this restriction);

         2. Write or purchase put or call options;

         3. Invest in any issuer for purposes of exercising control or management;

         4. Purchase or retain securities of any issuer if the officers or Trustees of the Group or the officers or directors of its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

         5. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

         Each of the Value Fund and the Fixed Income Fund may not:

         1. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Funds;

         2. Purchase participations or direct interests in oil, gas or other mineral exploration or development programs (although investments by such Funds in marketable securities of companies engaged in such activities are not prohibited in this restriction);

         3. Purchase or retain the securities of an issuer if, to the knowledge of the Fund's management, the officers or trustees of the Group, and the officers or directors of the investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

         4. Invest more than 5% of total assets in puts, calls, straddles, spreads or any combination thereof; and

         5. Invest more than 5% of net assets in warrants valued at the lower of cost or market; provided that included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchange. For the purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

         The Tennessee Fund may not:

         1. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of such Fund.

         Each of the Government Securities Fund and the Growth Fund may not:

         1. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions;

         2. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

         3. Purchase or sell commodities or commodity contracts, except to the extent disclosed in the current Prospectus of the Fund; and

         4. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

         The following additional investment restrictions may be changed without the vote of a majority of the outstanding Shares of a Fund.


         No Fund may purchase securities of other investment companies, except
(a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, or pursuant to any exemptions therefrom.

         Finally, each of the Government Securities Fund and the Growth Fund may not:

         1. Engage in any short sales; and

         2. Mortgage or hypothecate the Fund's assets in excess of one third of the Fund's total assets.


         If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in such Fund's Prospectus for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, such Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

Portfolio Turnover
------------------

         The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.


         Because the Money Market Fund intends to invest entirely in securities with maturities of less than one year and because the Commission requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover with respect to the Money Market Fund is expected to be zero percent for regulatory purposes. The portfolio turnover rates for each of the other Funds for the fiscal years ended June 30, 1997 and 1996, were as follows:

                                         Year Ended              Year Ended
                                        June 30, 1997           June 30, 1996
                                        -------------           -------------

Value Fund                                   11.47%                  27.89%
Fixed Income Fund                           196.97                  363.84
Tennessee Fund                               38.66                   60.76
Government Securities Fund                  104.79                   20.87
Growth Fund                                  24.07                   31.22

         The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's Shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.


         The portfolio turnover rate for the Fixed Income Fund decreased during the fiscal year ended June 30, 1997, from the prior fiscal year due to steady interest rates, which decreased the Fixed Income Fund's need to find competitive securities compared to going interest rates. The portfolio turnover rate for the Government Securities Fund increased during the fiscal year ended June 30, 1997, from the prior fiscal year due to the Government Securities Fund's repositioning of its portfolio.



                                 NET ASSET VALUE

         As indicated in the Prospectus, the net asset value of each Fund is determined and the Shares of each Fund are priced as of the Valuation Time or Times (in the case of the Money Market Fund) on each Business Day of that Fund. A "Business Day" of a Fund is a day on which the New York Stock Exchange is open for trading and any other day (other than a day on which no Shares of that Fund are tendered for redemption and no order to purchase any Shares of that Fund is received) during which there is sufficient trading in portfolio instruments that such Fund's net asset value per share might be materially affected. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.


Valuation Of The Money Market Fund
----------------------------------

         The Money Market Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. The value of securities in the Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, the Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to the Money Market Fund's objective of maintaining a stable net asset value per share, provided that the Money Market Fund will not purchase any security with a remaining maturity of more than 397 days (thirteen months) (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Group's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Money Market Fund, to stabilize the net asset value per share of the Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Money Market Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from the Money Market Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of the Money Market Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

Valuation Of the Other Funds
----------------------------

         Investments in securities for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities are normally traded. Unlisted securities for which market quotations are readily available are valued at such market value. Securities and other assets for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Trustees of the Group. Short-term securities (I.E., with maturities of 60 days or less) are valued at either amortized cost or original cost plus accrued interest, which approximates current value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of each of the Funds are sold on a continuous basis by BISYS, and BISYS has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from BISYS, Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at the

Adviser or the Adviser's affiliated entities (collectively, "Entities"). Customers purchasing Shares of the Funds may include officers, directors, or employees of the Adviser or the Entities.

         The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or
(d) an emergency exists as a result of which (i) disposal by the Group of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Group to determine the fair value of its net assets.


                  MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP


Trustees and Officers
---------------------

         Overall responsibility for management of the Group rests with its Board of Trustees. The Trustees elect the officers of the Group to supervise actively its day-to-day operations.

         The names of the Trustees and officers of the Group, their addresses, and principal occupations during the past five years are as follows:

                                    Position(s) Held              Principal Occupation
Name And Address                    With the Group                During Past 5 Years
----------------                    --------------                -------------------

Walter B. Grimm*                    Chairman,                     From June, 1992 to present,
3435 Stelzer Road                   President and                 employee of BISYS Fund
Columbus, Ohio  43219               Trustee                       Services Limited
Age:  52                                                          Partnership.

Nancy E. Converse*                  Trustee and                   Since July, 1990, employee
3435 Stelzer Road                   Assistant                     of BISYS Fund Services
Columbus, Ohio 43219                Secretary                     Limited Partnership.
Age:  48

Maurice G. Stark                    Trustee                       Consultant with Battelle
505 King Avenue                                                   Memorial Institute; from 1979
Columbus, Ohio 43201                                              to December, 1994, Vice
Age: 62                                                           President-Finance and Chief
                                                                  Financial Officer, Battelle
                                                                  Memorial Institute
                                                                  (scientific research and
                                                                  development service
                                                                  corporation).

James H. Woodward, Ph.D.            Trustee                       Since July 1989, Chancellor
The University of North                                           of The University of North
Carolina at Charlotte                                             Carolina at Charlotte.
Charlotte, NC 28223
Age:  57

Chalmers P. Wylie                   Trustee                       From April, 1993 to present,
754 Stonewood Court                                               of Counsel with Kegler,
Columbus, Ohio 43235                                              Brown, Hill & Ritter (law
Age:  76                                                          firm); from January, 1993 to
                                                                  present, Adjunct Professor
                                                                  at The Ohio State
                                                                  University; from January,
                                                                  1967 to January, 1993,
                                                                  Member of the United States
                                                                  House of Representatives for
                                                                  the 15th District.


J. David Huber                      Vice President                Since January, 1996,
3435 Stelzer Road                                                 President of BISYS Fund
Columbus, Ohio 43219                                              Services Limited
Age:  51                                                          Partnership; from June, 1987
                                                                  to December, 1995, employee
                                                                  of BISYS Fund Services
                                                                  Limited Partnership.

William J. Tomko                    Vice President                From April, 1987 to present,
3435 Stelzer Road                                                 employee of BISYS Fund
Columbus, Ohio 43219                                              Services Limited
Age:  39                                                          Partnership.

Thresa B. Dewar                     Treasurer                     From March, 1997 to present,
3435 Stelzer Road                                                 employee of BISYS Fund
Columbus, Ohio 43219                                              Services Limited
Age:  43                                                          Partnership; prior thereto,
                                                                  Vice President and
                                                                  Controller of Federated
                                                                  Administrative Services, Inc.
                                                                  (investment management firm).

George L. Stevens                   Secretary                     From September, 1996 to
3435 Stelzer Road                                                 present, employee of BISYS
Columbus, Ohio 43219                                              Fund Services Limited
Age:  46                                                          Partnership; from September,
                                                                  1995 to August, 1996,
                                                                  consultant on bank
                                                                  investment products and
                                                                  activities; from June, 1980
                                                                  to September, 1995, employee
                                                                  of AmSouth Bank.

Alaina V. Metz                      Assistant                     From June, 1995 to present,
3435 Stelzer Road                   Secretary                     employee of BISYS Fund
Columbus, Ohio 43219                                              Services Limited
Age:  30                                                          Partnership; prior to June,
                                                                  1995, supervisor of Blue
                                                                  Sky Compliance at Alliance
                                                                  Capital Management, L.P.
                                                                  (investment management
                                                                  firm).


-------------------

         *Mr. Grimm and Ms. Converse are each considered to be an "interested person" of the Group as defined in the 1940 Act.

         As of the date of this Statement of Additional Information, the Group's officers and trustees, as a group, own less than 1% of any Fund's Shares.


         No officer or employee of BISYS, BISYS Fund Services Ohio, Inc. or BISYS Fund Services, Inc. receives any compensation from the Group for acting as trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Funds for acting as Administrator and pursuant to the Distribution and Shareholder Service Plan described below, may receive fees pursuant to the Administrative Services Plan described below, and may retain all or a portion of any sales charge imposed upon the purchase of Shares of the Riverside Load Funds. BISYS Fund Services Ohio, Inc. receives fees from the Funds for acting as transfer agent. BISYS Fund Services, Inc. receives fees from the Funds for providing certain fund accounting services. Messrs. Grimm, Huber, Tomko and Stevens, Ms. Converse, Ms. Dewar and Ms. Metz are employees of BISYS.

         The following table sets forth information regarding all compensation paid by the Group to its Trustees for their services as trustees during the fiscal year ended June 30, 1997. The Group has no pension or retirement plans.

                               COMPENSATION TABLE

                                            Aggregate                           Total Compensation
Name and Position                           Compensation                        From the Group
With the Group                              From the Group                      and the Fund Complex*
--------------                              --------------                      ---------------------

Walter B. Grimm                                      $0                                 $0
Trustee

Nancy E. Converse                                    $0                                 $0
Trustee

Maurice G. Stark                                     $14,473                            $14,473
Trustee

James H. Woodward, Ph.D.                             $16,162                            $16,162
Trustee

Chalmers P. Wylie                                    $14,973                            $14,973
Trustee



-----------------

         *For purposes of this Table, Fund Complex means one or more mutual funds, including the Funds, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related.

Investment Adviser
------------------

         Investment advisory and management services are provided to the Funds of the Group by National Bank of Commerce (the "Adviser"), pursuant to an Investment Advisory Agreement dated as of July 19, 1988 (with respect to the Money Market Fund), an Investment Advisory Agreement dated as of September 20, 1991 (with respect to the Equity Fund and the Fixed Income Fund), an Investment Advisory Agreement dated as of October 27, 1992 (with respect to the Tennessee
Fund), and an Investment Advisory Agreement dated as of April 5, 1994, as amended as of June 3, 1994 (with respect to the Government Securities Fund and the Growth Fund) (collectively, the "Investment Advisory Agreement").

         Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, (1) the Money Market Fund pays the Adviser a fee computed daily and paid monthly, at the annual rate of thirty-five one-hundredths of one percent (.35%) of the average daily net assets of the Money Market Fund; (2) the Value Fund pays the Adviser a fee equal to the lesser of (a) a fee computed daily and paid monthly, at an annual rate of one percent (1.00%) of the first $50 million of the Value Fund's average daily net assets and seventy-five one-hundredths of one percent (.75%) of the Value Fund's remaining average daily net assets or (b) such other fee as may be agreed upon in writing by the Adviser and the Group; (3) each of the Fixed Income Fund and the Tennessee Fund pays the Adviser a fee equal to the lesser of (a) a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net-assets of that Fund of sixty-five one-hundredths of one percent (.65%) or (b) such other fee as may be agreed upon in writing by the Adviser and the Group; (4) the Government Securities Fund pays the Adviser a fee, computed daily and paid monthly, at the annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Government Securities Fund; and (5) the Growth Fund pays the Adviser a fee, computed daily and paid monthly, at an annual rate of one percent (1.00%) of the first $50 million of the Growth Fund's average daily net assets and seventy-five one-hundredths of one percent (.75%) of the Growth Fund's remaining average daily net assets. The Adviser has in the past and may in the future periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends.


         For the fiscal years ended June 30, 1997, 1996 and 1995, the Adviser earned and voluntarily waived the amounts indicated below with respect to its investment advisory services to the indicated Funds pursuant to the Investment Advisory Agreement:


                                                     Fiscal Years Ended June 30,

                                       1997                         1996                         1995
                                       ----                         ----                         ----
                                 Fees          Fees           Fees            Fees         Fees         Fees
                                 Earned        Waived         Earned          Waived       Earned       Waived
                                 ------        ------         ------          ------       ------       ------

Money Market Fund                $480,718         --         $524,476            --        $549,669        --

Value Fund                        694,259         --          747,594            --         719,870        --

Fixed Income
  Fund                            156,128         --          223,976            --         268,630        --

Tennessee Fund                    122,007      $112,622       129,939         $127,577      127,967     $127,967

Government Securities              35,860        35,860        38,565           38,565       41,005       41,005
  Fund

Growth Fund                       332,857       216,357       284,790          188,588      118,392      118,392


         Unless sooner terminated, the Investment Advisory Agreement continues in effect from year to year, for successive annual periods ending on March 31, if, as to each Fund, such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of the relevant Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Funds' Prospectus), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a Fund at any time on at least 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.


         The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.


         To offset capital losses incurred by the Money Market Fund during the fiscal year ended June 30, 1995, during the fiscal year ended June 30, 1997, the Adviser voluntarily contributed $134,389 of its investment advisory fees to the Money Market Fund. In addition, during the fiscal years ended June 30, 1996 and 1995, the Adviser contributed $134,389 and $628,737, respectively, to the Money Market Fund. Such contribution for the fiscal year ended June 30, 1995, consisted of $97,370 of investment advisory fees and $531,367 representing the difference between the carrying value and the market value of certain securities purchased by the Adviser's parent, National Commerce Bancorporation from the Money Market Fund.

         To offset, in part, capital losses incurred by the Fixed Income Fund during the fiscal year ended June 30, 1997, the Adviser or its parent voluntarily contributed $150,000 to the Fixed Income Fund. In addition, the Adviser or its parent voluntarily established an Irrevocable Letter of Credit ("LOC") with The Bank of New York on June 4, 1997, with the Fixed Income Fund as the beneficiary of the LOC, in order to support the value of two defaulted fixed income securities issued by Voyager Lines Private Placement and Ray & Ross Transport. Prior to receipt of the LOC, NBC unconditionally and irrevocably committed to support the value of these fixed income securities. These fixed income securities were holdings of the Fixed Income Fund as of June 30, 1997.

         The stated amount of the LOC exceeded the fair value of the two defaulted securities by $2,725,000 on the date the LOC was established. This amount, including accrued interest and contributed capital for the realized capital loss described above is accounted for as a capital contribution to the Fixed Income Fund. For further information regarding the Adviser's capital contribution and the LOC, see the notes to the financial statements which are a part of this Statement of Additional Information.


Portfolio Transactions
----------------------

         Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Money Market Fund, the Fixed Income Fund, the Government Securities Fund and the Tennessee Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Group, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

         Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions on behalf of the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.


         While the Adviser generally seeks competitive commissions, the Group may not necessarily pay the lowest commission available on each brokerage transaction, for reasons discussed above. For the fiscal years ended June 30, 1997, 1996 and 1995, the Group paid the following brokerage commissions on behalf of the Value Fund, the Growth Fund and the Fixed Income Fund.

                                    Fiscal Years Ended June 30,

                                1997              1996             1995
                                ----              ----             ----

Value Fund                   $66,887          $133,509         $171,045

Growth Fund                   31,092            43,315           32,075

Fixed Income Fund              6,250              -0-             2,500


         During the past three fiscal years, no brokerage commissions were paid by the Group on behalf of the Money Market Fund, the Tennessee Fund or the Government Securities Fund. In addition, the Adviser, on behalf of the Value and/or Growth Funds, may direct brokerage transactions to (1) Interstate Johnson Lane in return for the provision of portfolio management software and various news service subscriptions, including Barron's, Bloomburg, Morningstar, Baseline Financial Services and Value Line Institutional; and (2) Frank Russell in return for chart and graph services. For the fiscal year ended June 30, 1997, the amount of such transactions and related commissions on behalf of the Value Fund were $10,023,901 and $25,408, respectively, and on behalf of the Growth Fund, were $7,518,418 and $20,037, respectively. Such brokerage transactions are subject to the requirements as to price and execution as described above.

         Except as otherwise disclosed to the Shareholders of the Funds and as permitted by applicable laws, rules and regulations, the Group will not, on behalf of the Funds, execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, BISYS, or their affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.


         It is expected that some of the Funds may execute brokerage transactions through NBC Capital Markets Group, Inc., which is a registered broker/dealer and a wholly owned subsidiary of the Adviser (the "Capital Markets Group"), for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the Commission.

         Under these provisions, the Capital Markets Group is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if written procedures approved by the Trust's Board of Trustees are in effect expressly permitting the Capital Markets Group to receive and retain such compensation. The rules of the Commission and such procedures further require that commissions paid to the Capital Markets Group by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. "Usual and customary" commissions are defined to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, a Fund may direct commission business to the Capital Markets Group for portfolio transactions other than on an exchange so long as the commissions charged are
(1) not more than 2% of the sales price for sales effected in connection with a secondary distribution of securities or (2) not more than 1% of the purchase or sale price of such securities if the sale is otherwise effected. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Capital Markets Group and will review these procedures periodically.


         Investment decisions for each Fund are made independently from those for the other funds of the Group or any other investment company or account managed by the Adviser. Any such other fund, investment company or account may also invest in the same securities as the Group on behalf of the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund of the Group, investment company or account, the transaction will be averaged as to price and avail-able investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Group is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds or any other fund of the Group.


         During the fiscal year ended June 30, 1997, the Money Market Fund from time to time held securities of its regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies. As of June 30, 1997, the Money Market Fund held $1,488,000 of Zion Securities' commerical paper.


Glass-Steagall Act
------------------

         In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

         The Adviser believes that it possesses the legal authority to perform the services for the Funds contemplated by the Prospectus, this Statement of Additional Information, the Investment Advisory Agreement and the Servicing Agreement without violation of applicable statutes and regulations. The Capital Markets Group believes that it possesses the legal authority to perform the services for the Funds as set forth in the Rule 12b-1 Agreement with BISYS, as described below, without violation of applicable statutes and regulations. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Adviser or the Capital Markets Group from continuing to perform such services for the Group. In addition, current state securities laws on the issue of the registration of banks as brokers or dealers may differ from the interpretation of federal law, and banks and financial institutions may be required to register as dealers pursuant to the laws of a specific state. Depending upon the nature of any changes in the services which could be provided by the Adviser or the Capital Markets Group, the Board of Trustees of the Group would review the Group's relationship with the Adviser or the Capital Markets Group, as the case may be, and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the Adviser, the Capital Markets Group and/or the Adviser's affiliated and correspondent banks in connection with Customer purchases of Shares of any of the Funds, those banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Group's method of operations would affect its net asset value per share or result in financial losses to any Customer.

Administrator
-------------

         BISYS serves as administrator (the "Administrator") to the Funds pursuant to an Administration Agreement dated as of November 1, 1997 (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by the Adviser under the Investment Advisory Agreement, by National City Bank under the Custodial Services Agreement and by BISYS Fund Services Ohio, Inc. or BISYS Fund Services, Inc. (hereinafter jointly referred to as "BISYS Services") under the Transfer Agency Agreement and Fund Accounting Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.

         Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, and certain bookkeeping services; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, coordinate and supervise the preparation and filing all of the Funds' federal and state tax returns and required tax filings; prepare compliance filings pursuant to state securities laws; assist with the Group's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Funds' operations other than those performed by the Adviser under the Investment Advisory Agreement, by National City Bank under the Custodial Services Agreement and by BISYS Services under the Transfer Agency Agreement and Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         The Administrator receives a fee from each Fund for its services as Administrator and for the fund accounting services described below, plus certain out-of-pocket expenses, equal a fee calculated daily and paid periodically, at the annual rate equal to twenty one-hundredths of one percent (.20%) of that Fund's average daily net assets.

         For the fiscal years ended June 30, 1997, 1996 and 1995, the Administrator earned and voluntarily waived the amounts indicated below with respect to its administrative services to the indicated Funds:

                                               Fiscal Years Ended June 30,

                            1997                        1996                           1995
                            ----                        ----                           ----
                      Fees         Fees          Fees          Fees             Fees         Fees
                      Earned       Waived        Earned        Waived           Earned       Waived
                      ------       ------        ------        ------           ------       ------

Money Market Fund     $274,696        --         $299,701         --            $314,096        --

Value Fund             151,803        --         166,025          --             158,632        --

Fixed Income
  Fund                  48,039        --         68,916           --              82,655        --

Tennessee Fund          37,541        --         39,991           --              39,375        --

Government Secur-
  ities Fund            14,344      $ 3,586      15,426        $ 3,856            16,402      $5,393

Growth Fund             66,572       16,643      56,958         14,290            23,678       7,277

         Unless sooner terminated as provided therein, the Administration Agreement has an initial term expiring on October 31, 2003. The Administration Agreement thereafter shall be renewed automatically for successive one-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.


Distributor
-----------

         BISYS serves as agent for each of the Funds in the distribution of its Shares pursuant to a Distribution Agreement dated October 1, 1993, as amended as of June 3, 1994 (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement remains in effect from year to year for successive annual periods ending March 31 if approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding shares of the Group, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.


         In its capacity as Distributor, BISYS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. BISYS receives no compensation under the Distribution Agreement with the Group, but may retain all or a portion of the sales charge imposed upon sales of Shares of each of the Funds, other than the Money Market Fund. For the three fiscal years ended June 30, 1997, 1996 and 1995, commissions paid to BISYS under the Distribution Agreement with respect to the sale of Shares of such Funds, after discounts to dealers, were $2,240, $5,030 and $27,404, respectively. For such years $246, $4,090 and $10,212, respectively, were reallowed by BISYS to the Capital Markets Group.

         As described in the Prospectus, the Group has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which each Fund is authorized to pay BISYS for payments it makes to banks, including the Adviser, other institutions and broker-dealers, and for expenses BISYS and any of its affiliates or subsidiaries incur (with all of the foregoing organizations being referred to as "Participating Organizations") for providing distribution or shareholder service assistance. Payments to such Participating Organizations may be made pursuant to agreements entered into with BISYS. The Plan authorizes each Fund to make payments to BISYS in an amount not in excess, on an annual basis, of 0.25% of the average daily net asset value of that Fund. As required by Rule 12b-1, the Plan was approved by the Shareholders of each of the Funds and by the Board of Trustees, including a majority of the Trustees who are not interested persons of any of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of majority of the outstanding Shares of that Fund. Any change in the Plan that would materially increase the distribution cost to a Fund requires Shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Group shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the Fund. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit each Fund and its Shareholders.

         The Board of Trustees of the Group believes that the Plan is in the best interests of each Fund since it encourages Fund growth and maintenance of Fund assets. As a Fund grows in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

         As authorized by the Plan, BISYS has entered into Rule 12b-1 Agreements with the Capital Markets Group to provide certain distribution and shareholder services in connection with the distribution of the Shares of each of the Funds including, but not limited to, maintaining Shareholder relations, answering questions about the Funds and distributing prospectuses to persons other than Shareholders of the Funds. In consideration of such services BISYS has agreed to pay the Capital Markets Group a monthly fee, computed at the annual rate of up to .25% of the average aggregate net asset value of Shares held during the period in accounts for which the Capital Markets Group provided services under such agreement. BISYS will be compensated by each Fund in an amount equal to its payments to the Capital Markets Group under the Rule 12b-1 Agreement with respect to that Fund.


         The Group has also entered into Rule 12b-1 Agreements with BISYS pursuant to which BISYS has agreed to provide certain distribution and shareholder support services to each of the Funds and their Shareholders, including, but not limited to, advertising and marketing the Shares of the Funds, maintaining Shareholder relations, answering questions about the Funds, distributing prospectuses to persons other than Shareholders of the Funds, and providing such other services as a Fund may reasonably request. In consideration of such services, the Group has agreed to pay BISYS a monthly fee, computed at the annual rate of .25% of the average aggregate net asset value of Shares held during the period in client accounts for which BISYS has provided services under this Rule 12b-1 Agreement. Such fee may exceed the actual costs incurred by BISYS in providing such services.

         In addition, BISYS has entered into and may enter into, from time to time, other Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above.


         For the fiscal year ended June 30, 1997, the Group, on behalf of the Funds, incurred the following amounts pursuant to the Plan for payments made by the Group to BISYS and for payments made by BISYS to the Capital Markets Group for certain administrative and shareholder support services as more fully described above:

                                                        Payments Made
                                                        -------------
                             Payments Made              to the Capital
                             -------------              --------------
         Fund                  to BISYS                 Markets Group
         ----                  --------                 -------------

Money Market Fund              $203,634                      $   43

Value Fund                       71,767                       4,111

Fixed Income Fund                12,914                         394

Tennessee Fund                   28,126                         168

Government Securities Fund       7,895                           14

Growth Fund                      26,795                         984



Administrative Services Plan
----------------------------

         As described in the Prospectus, the Group has also adopted an Administrative Services Plan (the "Services Plan") under which each Fund is authorized to pay certain financial institutions, including the Adviser, its correspondent and affiliated banks, and BISYS (a "Service Organization"), to provide certain ministerial, record keeping, and administrative support services to their customers who own of record or beneficially Shares in a Fund. Payments to such Service Organizations are made pursuant to Servicing Agreements between the Group and the Service Organization. The Services Plan authorizes each Fund to make payments to Service Organizations in an amount, on an annual basis, of up to 0.25% of the average daily net asset value of that Fund. The Services Plan has been approved by the Board of Trustees of the Group, including a majority of the Trustees who are not interested persons of the Group (as defined in the 1940
Act) and who have no direct or indirect financial interest in the operation of the Services Plan or in any Servicing Agreements thereunder (the "Disinterested Trustees"). The Services Plan may be terminated as to a Fund by a vote of a majority of the Disinterested Trustees. The Trustees review quarterly a written report of the amounts expended pursuant to the Services Plan and the purposes for which such expenditures were made. The Services Plan may be amended by a vote of the Trustees, provided that any material amendments also require the vote of a majority of the Disinterested Trustees. For so long as the Services Plan is in effect, selection and nomination of those Disinterested Trustees shall be committed to the discretion of the Group's Disinterested Trustees. All Servicing Agreements may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Trustees. The Services Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board of Trustees, including a majority of the Disinterested Trustees.

         As authorized by the Services Plan, the Group has entered into a Servicing Agreement with the Adviser pursuant to which the Adviser has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from a Fund on behalf of customers; (ii) providing periodic statements to its customers showing their positions in the Shares;
(iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by the Adviser; (v) providing sub-accounting with respect to the Shares beneficially owned by the Adviser's customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Group, on behalf of each Fund, has agreed to pay the Adviser a monthly fee, computed at the annual rate of .25% of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom the Adviser has provided services under the Servicing Agreement.


         For the fiscal year ended June 30, 1997, the Group incurred the following amounts on behalf of the designated Fund for payments made to the Adviser pursuant to the Services Plan: the Money Market Fund -- $194,676; the Value Fund -- $148,346; the Fixed Income Fund -- $56,742; the Tennessee Fund -- $26,308; the Government Securities Fund -- $12,993; and the Growth Fund -- $69,733. Such fees reflect the voluntary fee reductions made by the Adviser with respect to each of the Funds.


Custodian
---------

         National City Bank, 1900 East 9th Street, Cleveland, Ohio 44114 serves as custodian (the "Custodian") to the Funds pursuant to the Custodial Services Agreement dated as of March 1, 1995. The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments.

Transfer Agency and Fund Accounting Services
--------------------------------------------


         BISYS Services serves as transfer agent and dividend disbursing agent (the "Transfer Agent") for all of the Funds pursuant to the Transfer Agency Agreement dated September 1, 1992, as amended as of May 1, 1994. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund's shareholders of record: maintenance of shareholder records for each of the Group's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Group on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record. For the three fiscal years ended June 30, 1997, 1996 and 1995, the

Transfer Agent received the following fees from the Group for services as transfer agent for the Funds:


                                   Fiscal Years Ended June 30,

                             1997             1996                1995
                             ----             ----                ----

                             Fees             Fees                Fees
                             Received         Received            Received
                             --------         --------            --------

Money Market Fund            $28,413          $30,704             $24,708
Value Fund                    44,781           39,661              36,068
Fixed Income
  Fund                        22,665           23,980              23,115
Tennessee Fund                23,580           21,959              21,103
Government Securities
  Fund                        20,556           20,039              19,676
Growth Fund                   27,836           23,662              20,339



         In addition, BISYS Services provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement dated as of November 1, 1997. BISYS Services receives a fee from each Fund for such services as described above under "Administrator." Under such Agreement, BISYS Services maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Fund's custodian, affirmation to the Fund's custodian of all portfolio trades and cash settlements, verification and reconciliation with the Fund's custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

         For the fiscal years ended June 30, 1997, 1996 and 1995, BISYS Services received the fees indicated below with respect to its fund accounting services to the indicated Funds:

                           Fiscal Years Ended June 30,

Fund                                           1997                 1996               1995
----                                           ----                 ----               ----

Money Market Fund                            $42,510               $45,640           $47,114
Value Fund                                    31,306                31,181            30,902
Fixed Income
  Fund                                        31,777                34,256            35,829
Tennessee Fund                                47,917                49,248            48,522
Government Securities Fund                    31,418                31,276            30,000
Growth Fund                                   31,709                31,461            30,695


Auditors
--------

         The financial statements of each of the Funds as of June 30, 1997, and for periods indicated therein, appearing in this Statement of Additional Information have been audited by KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting.

Legal Counsel
-------------

         Baker & Hostetler LLP, 65 East State Street, Columbus, Ohio 43215 is counsel to the Group and will pass upon the legality of the Shares offered hereby.

                             ADDITIONAL INFORMATION

Description of Shares
---------------------

         The Group is an Ohio business trust. The Group was organized on April 25, 1988, and the Group's Declaration of Trust was filed with the Secretary of State of Ohio on April 25, 1988. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Group presently has seventeen series of shares, one of which represents interests in the Money Market Fund, one of which represents interests in the Value Fund, one of which represents interests in the Fixed Income Fund, one of which represents interests in the Tennessee Fund, one of which represents interests in the Government Securities Fund and one of which represents interests in the Growth Fund. The other eleven series are The KeyPremier Prime Obligations Money Market Fund, The KeyPremier Pennsylvania Municipal Bond Fund, The KeyPremier Established Growth Fund, The KeyPremier Intermediate Term Income Fund, The KeyPremier Aggressive Growth Fund, The KeyPremier U.S. Treasury Obligations Money Market Fund, The KeyPremier Limited Duration Government Securities Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Income Equity Fund, 1st Source Monogram Special Equity Fund and 1st Source Monogram Income Fund. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of a fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the election of Trustees may be effectively acted upon by shareholders of the Group voting without regard to series.


         As of October 16, 1997, the Adviser, either directly or through the Capital Markets Group, owned of record and beneficially 60.05% and 47.02%, respectively, of the outstanding Shares of the Money Market Fund; 90.88% and 90.88%, respectively, of the outstanding Shares of the Value Fund; 92.14 and 92.14%, respectively, of the outstanding Shares of the Fixed Income Fund; 80.10% and 80.10%, respectively, of the outstanding Shares of the Tennessee Fund; 99.92% and 99.92%, respectively, of the outstanding Shares of the Government Securities Fund; and 94.12% and 94.12%, respectively, of the outstanding Shares of the Growth Fund. Therefore, as of such date the Adviser may be presumed to control each of the Funds, and as a result of such control, the Adviser may have the power to approve the Investment Advisory Agreement for each of the Funds and to control any other matters submitted to the Shareholders of the Funds.

         As of October 16, 1997, Northern Trust Company, FBO Metropolitan Employee Benefit Board, P.O. Box 92956, Chicago, Illinois 60675, owned beneficially 34.89% of the outstanding Shares of the Money Market Fund; Mary Walker, 2724 Lombardy, Memphis, Tennessee 38111, owned beneficially 6.32% of the outstanding Shares of the Tennessee Fund; and National Financial Services Corp. For the Benefit of Our Clients, Church Street Station, P.O. Box 3908, New York, New York 10008-3908 owned of record 9.42% of the Tennessee Fund. To the knowledge of the Group, there are no other beneficial owners of 5% or more of the outstanding Shares of any of the Funds as of such date.



Vote of a Majority of the Outstanding Shares
--------------------------------------------

         As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

Additional Tax Information
--------------------------


         Each of the Funds is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, each Fund must, among other things: diversify its investments within certain prescribed limits; derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and, in taxable years beginning on or before August 5, 1997, derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, future contracts or foreign currencies held less than three months. In addition, to utilize the tax provisions specially applicable to regulated investment companies, each Fund must distribute to its Shareholders at least 90% of its investment company taxable income for the year. In general, a Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net mid-term or long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, a Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its Shareholders). In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         It is expected that each Fund will distribute annually to Shareholders all or substantially all of the Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash.


         Distribution by a Fund of the excess of net mid-term or long-term capital gain over net short-term capital loss is taxable to Shareholders as mid-term or long-term capital gain, respectively, in the year in which it is received, regardless of how long the Shareholder has held the Shares. Such distributions are not eligible for the dividends-received deduction.


         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.


         Long-term capital gains of individuals are subject to a maximum tax rate of 20% (or 10% for individuals in the 15% ordinary income tax bracket). Mid-term capital gains of individuals are subject to tax at the same rates applicable to ordinary income; however, the tax rate on mid-term capital gains of individuals cannot exceed 28%. Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward and deducted in future years. The holding period for mid-term capital gains is more than one year but not more than eighteen months; the holding period for long-term capital gains is more than eighteen months.


         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by the Fund for its taxable year that qualifies for the dividends received deduction. Because all of the Government Obligations Fund's net investment income is expected to be derived from earned interest, it is anticipated that no distributions from that Fund will qualify for the 70% dividends received deduction.

         Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities. Since less than 50% in value of any one Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by such Fund.

         THE TENNESSEE FUND. The Tennessee Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tennessee Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans, and individual retirement accounts, since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from all or a portion of the Tennessee Fund's dividends being tax-exempt and such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Tennessee Fund may not be appropriate investments for entities which are "substantial users," or "related persons" thereof, of facilities financed by private activity bonds held by the Tennessee Fund.

         The Code permits a regulated investment company which invests in Exempt Securities to pay to its Shareholders "exempt-interest dividends," which are excluded from gross income for federal income tax purposes, if at the close of each quarter of its taxable year at least 50% of its total assets consist of Exempt Securities.

         An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tennessee Fund that is derived from interest received by the Tennessee Fund that is excluded from gross income for federal income tax purposes, net of certain deductions, provided the dividend is designated as an exempt-interest dividend in a written notice mailed to Shareholders not later than sixty days after the close of the Tennessee Fund's taxable year. The percentage of the total dividends paid by the Tennessee Fund during any taxable year that qualifies as exempt- interest dividends will be the same for all Shareholders of the Tennessee Fund receiving dividends during such year. Exempt- interest dividends shall be treated by the Tennessee Fund's Shareholders as items of interest excludable from their gross income for Federal income tax purposes under Section 103(a) of the Code. However, a Shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) of the Code if such Shareholder is a "substantial user" or a "related person" to such user under
Section 147(a) of the Code with respect to any of the Exempt Securities held by the Tennessee Fund. If a Shareholder receives an exempt-interest dividend with respect to any Share and such Share is held by the Shareholder for six months or less, any loss on the sale or exchange of such Share shall be disallowed to the extent of the amount of such exempt-interest dividend.

         In general, interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares is not deductible for federal income tax purposes if the Tennessee Fund distributes exempt-interest dividends during the Shareholder's taxable year. A Shareholder of the Tennessee Fund that is a financial institution may not deduct interest expense attributable to indebtedness incurred or continued to purchase or carry Shares of the Tennessee Fund if the Tennessee Fund distributes exempt-interest dividends during the Shareholder's taxable year. Certain federal income tax deductions of property and casualty insurance companies holding Shares of the Tennessee Fund and receiving exempt-interest dividends may also be adversely affected. In certain limited instances, the portion of Social Security benefits received by a Shareholder which may be subject to federal income tax may be affected by the amount of tax-exempt interest income, including exempt-interest dividends received by Shareholders of the Tennessee Fund.


         In the event the Tennessee Fund realizes mid-term or long-term capital gains, such Fund intends to distribute any realized net mid-term or long-term capital gains annually. If the Tennessee Fund distributes such gains, such Fund will have no tax liability with respect to such gains, and the distributions will be taxable to Shareholders as mid-term or long-term capital gains, respectively, regardless of how long the Shareholders have held their Shares. Any such distributions will be designated as a capital gain dividend in a written notice mailed by the Tennessee Fund to the Shareholders not later than sixty days after the close of the Tennessee Fund's taxable year. It should be noted, however, that long-term capital gains of individuals are subject to a maximum tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket) and mid-term capital gains of individuals are taxed like ordinary income except that net mid-term capital gains of individuals are subject to a maximum federal income tax rate of 28%. Any net short-term capital gains are taxed at ordinary income tax rates. If a Shareholder receives a capital gain dividend with respect to any Share and then sells the Share before he has held it for more than six months, any loss on the sale of the Share is treated as long-term capital loss to the extent of the capital gain dividend received.


         Interest earned on certain municipal obligations issued on or after August 8, 1986, to finance certain private activities will be treated as a tax preference item in computing the alternative minimum tax. It is likely that exempt-interest dividends received by Shareholders from the Tennessee Fund will also be treated as tax preference items in computing the alternative minimum tax to the extent that distributions by the Tennessee Fund are attributable to such obligations. Also, a portion of all other interest excluded from gross income for federal income tax purposes earned by a corporation may be subject to the alternative minimum tax as a result of the inclusion in alternative minimum taxable income of 75% of the excess of adjusted current earnings and profits over pre-book alternative minimum taxable income. Adjusted current earnings and profits would include exempt-interest dividends distributed by the Tennessee Fund to corporate Shareholders. For individuals the alternative minimum tax rate is 26% on alternative minimum taxable income up to $175,000 and 28% on the excess of $175,000; for corporations the alternative minimum tax rate is 20%.

         For taxable years of corporations beginning before 1996, the Superfund Revenue Act of 1986 imposes an additional tax (which is deductible for federal income tax purposes) on a corporation at a rate of 0.12 of one percent on the excess over $2,000,000 of such corporation's "modified alternative minimum taxable income", which would include a portion of the exempt-interest dividends distributed by the Tennessee Fund to such corporation. In addition, exempt-interest dividends distributed to certain foreign corporations doing business in the United States could be subject to a branch profits tax imposed by Section 884 of the Code.

         Distributions of exempt-interest dividends by the Tennessee Fund may be subject to state and local taxes even though a substantial portion of such distributions may be derived from interest on obligations which, if received directly, would be exempt from such taxes. The Tennessee Fund will report to its Shareholders annually after the close of its taxable year the percentage and source, on a state-by-state basis, of interest income earned on municipal obligations held by the Tennessee Fund during the preceding year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

         As indicated in the Prospectus, the Tennessee Fund may acquire rights regarding specified portfolio securities under puts. See "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of the Tennessee Fund is to limit its acquisition of puts to those under which it will be treated for federal income tax purposes as the owner of the Exempt Securities acquired subject to the put and the interest on the Exempt Securities will be tax-exempt to it. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Tennessee Fund could acquire under the 1940 Act. Therefore, although the Tennessee Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion.

         Although the Tennessee Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Tennessee Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Tennessee Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its Shareholders). In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         Income itself exempt from Federal income taxation may be considered in addition to taxable income when determining whether Social Security payments received by a Shareholder are subject to federal income taxation.

         GENERAL. Each Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of a Fund, if such Shareholder (1) fails to furnish the Fund with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

         Information set forth in the Prospectus and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of Shares of a Fund. No attempt has been made to present a detailed explanation of the Federal income tax treatment of a Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

         Information as to the federal income tax status of all distributions will be mailed annually to each Shareholder.

Seven-Day Yield of the Money Market Fund
----------------------------------------


         For the seven-day period ended June 30, 1997, the Money Market Fund's seven-day yield and seven-day effective yield were 4.28% and 4.37%, respectively. For the 30-day period ended June 30, 1997, the yield and effective yield for the Money Market Fund were 4.27% and 4.35%, respectively. The standardized seven-day yield for the Money Market Fund is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account in the Money Market Fund having a balance of one Share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The net change in the account value of the Money Market Fund includes the value of additional Shares purchased with dividends from the original Share, dividends declared on both the original Share and any such additional Shares, and all fees, other than nonrecurring account or sales charges, that are charged to all Shareholder accounts in proportion to the length of the base period and assuming the Money Market Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The 30-day yield is calculated as described above except that the base period is 30 days rather than seven days.

         The effective yield for the Money Market Fund is computed by compounding the base period return, as calculated above, by adding 1 to the base period return raising the sum to a power equal to 365 divided by seven and subtracting 1 from the result.

Yields of the Other Funds
-------------------------

         As summarized in the Prospectus under the heading "PERFORMANCE INFORMATION," yields of the Funds will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by a Fund Share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of these Funds will vary from time to time depending upon market conditions, the composition of the particular Fund's portfolio and operating expenses of the Group allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's Shares and to the relative risks associated with the investment objectives and policies of each of the Funds.

         In addition, with respect to the Tennessee Fund, tax equivalent yields will be computed by dividing that portion of such Fund's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding that result to that portion, if any, of the yield of that Fund which is not tax-exempt.

         For the 30-day period ended June 30, 1997, the yields for the Fixed Income Fund, the Government Securities Fund and the Tennessee Fund were 5.95%, 4.96% and 4.76%, respectively, assuming the imposition of the maximum sales charge, and 6.14%, 5.06% and 4.91%, respectively, excluding the effect of a sales charge. If the fee waivers and/or expense reimbursements described above and in the Prospectus had not been in place, the yields for the Fixed Income Fund, the Government Securities Fund and the Tennessee Fund, assuming the imposition of the maximum sales charge, would have been 5.74%, 4.21% and 3.97%, respectively, and 5.92%, 4.29% and 4.10%, respectively, excluding the effect of a sales charge. For the same period, the tax equivalent yields for the Tennessee Fund, assuming a 39.6% federal tax rate, were 7.88%, assuming the imposition of the maximum sales charge, and 8.13%, excluding the effect of a sales charge, and without the fee waivers and/or expense reimbursements, such tax equivalent yields would have been 6.57% and 6.77%, respectively.

Calculation of Total Return
---------------------------

         As summarized in the Prospectus under the heading "PERFORMANCE INFORMATION," average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of Shares purchased by a hypothetical $1,000 investment in that Fund (less the maximum sales charge, if any) all additional Shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of Shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. Each Fund, however, may also advertise aggregate total return in addition to average annual total return. Aggregate total return is a measure of the change in value of an investment in a Fund over the relevant period and is calculated similarly to average annual total return except that the result is not annualized.


         For the one year and five year periods ended June 30, 1997, and the respective periods from commencement of operations to June 30, 1997, the average annual returns with the maximum sales charge and without the maximum sales charges for the Funds were as follows:

                                                 With Maximum                            Without Maximum
                                                 ------------                            ---------------
                                                 Sales Charge                             Sales Charge
                                                 ------------                             ------------

                                                              Since                                       Since
         Fund                          1 Year      5 Year   Inception             1 Year      5 Year    Inception
         ----                          ------      ------   ---------             ------      ------    ---------

Money Market Fund(1)                     4.44%      3.89%     5.44%                4.44%       3.89%     5.44%

Value Fund(2)                           18.05%     13.77%     14.32%              23.66%      14.82%     15.25%

Fixed Income Fund(2)                     2.39%      3.06%     3.85%                5.55%       3.69%     4.41%

Tennessee Fund(3)                        4.17%       --       4.43%                7.38%        --       6.12%

Government Securities                    4.13%       --       4.72%                6.23%        --       5.36%
 Fund(4)

Growth Fund(4)                          23.97%       --       20.52%              29.81%        --       22.25%

---------------------
(1)      Commenced operations July 25, 1988.
(2)      Commenced operations October 31, 1991.
(3)      Commenced operations November 4, 1992.
(4)      Commenced operations April 15, 1994.

Distribution Rates
------------------


         Each of the Funds, other than the Money Market Fund, may from time to time advertise current distribution rates which are calculated in accordance with the method disclosed in the Prospectus. For the fiscal year ended June 30, 1997, the distribution rates, including the maximum sales load and capital gains; the distribution rates, excluding the effect of capital gains but including a sales load; and the distribution rates, excluding the effect of both capital gains and a sales load, for the Value Fund, the Fixed Income Fund, the Tennessee Fund, the Government Securities Fund and the Growth Fund, respectively, were as follows:

                                                                 Excluding Capital
                                                                 -----------------
                                   Including Maximum                 Gains But                  Excluding Both
                                   -----------------                 ---------                  --------------
                                     Sales Load and              Including Maximum            Capital Gains and
                                     --------------              -----------------            -----------------
            Fund                     Capital Gains                  Sales Load                Maximum Sales Load
            ----                     -------------                  ----------                ------------------

Value Fund                              13.28%                         0.59%                        0.61%

Fixed Income Fund                        6.29%                         6.29%                        6.49%

Tennessee Fund                           4.99%                         4.99%                        5.14%

Government
Securities Fund                          5.33%                         5.33%                        5.44%

Growth Fund                              3.18%                         0.88%                        0.92%



Performance Comparisons
-----------------------

         Investors may judge the performance of the Funds by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Wiesenberger, The New York Times, Business Week, U.S.A. Today and local periodicals. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers and to other banking institutions.

         From time to time, the Group may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Group;
(5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and
(9) testimonials describing the experience of persons that have invested in one or more of the Funds. The Group may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, the Tennessee Fund may include in its advertisements charts comparing various tax-free yields to taxable yield equivalents at different income levels.

         Current yields or total return will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or total return may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and total return are functions of a Fund's quality, composition and maturity, as well as expenses allocated to such Fund. Fees imposed upon Customer accounts by the Adviser or its affiliated or correspondent banks for cash management services will reduce a Fund's effective yield and total return to Customers.

Miscellaneous
-------------

         Individual Trustees are generally elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Generally, shareholders owning not less than 20% of the outstanding shares of the Group entitled to vote may cause the Trustees to call a special meeting. However, the Group has represented to the Commission that the Trustees will call a special meeting for the purpose of considering the removal of one or more Trustees upon written request therefor from shareholders owning not less than 10% of the outstanding votes of the Group entitled to vote. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

         The Group is registered with the Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Group.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

                              FINANCIAL STATEMENTS

                         INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
 The Sessions Group--
 The Riverside Capital Funds:

We have audited the accompanying statements of assets and liabilities of The Sessions Group--The Riverside Capital Funds (comprised of the Riverside Capital Money Market Fund, Riverside Capital Value Equity Fund, Riverside Capital Growth Fund, Riverside Capital Fixed Income Fund, Riverside Capital Low Duration Government Securities Fund and Riverside Capital Tennessee Municipal Obligations Fund, collectively the Funds), including the schedules of portfolio investments as of June 30, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1997 by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Sessions Group--The Riverside Capital Funds at June 30, 1997, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                          KPMG Peat Marwick LLP

Columbus, Ohio
August 22, 1997

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997

                                          MONEY           VALUE
                                          MARKET         EQUITY       GROWTH
                                           FUND           FUND         FUND
                                       ------------    -----------  -----------
               ASSETS:
Investments, at value (cost
 $137,756,527; $57,793,710; and
 $24,543,367, respectively)..........  $137,756,527    $78,030,312  $37,369,819
Repurchase agreements (cost
 $1,488,296; $1,456,177; and $0, re-
 spectively).........................     1,488,296      1,456,177          --
                                       ------------    -----------  -----------
Total investments....................   139,244,823     79,486,489   37,369,819
Cash.................................           611          1,900          320
Interest and dividends receivable....     1,513,902        150,604       70,344
Prepaid expenses.....................         3,117             30          801
                                       ------------    -----------  -----------
  Total Assets.......................   140,762,453     79,639,023   37,441,284
                                       ------------    -----------  -----------
            LIABILITIES:
Dividends payable....................       491,130            --           --
Accrued expenses and other payables:
  Investment advisory fees...........         4,035          5,942        1,075
  Administration fees................         3,065          1,745          614
  Administrative services fees.......        19,505          7,557        4,318
  12b-1 fees.........................        13,823         11,178        4,520
  Custodian fees.....................         3,013          2,737        2,653
  Accounting fees....................           616            380          373
  Trustees' fees.....................           --           1,270          --
  Legal fees.........................         7,606         10,308        5,528
  Audit fees.........................        26,722         16,257        6,912
  Printing fees......................        15,785          7,027        3,058
  Transfer agent fees................           --           7,321        2,946
  Registration and filing fees.......         2,789          1,104          --
  Other..............................            16          1,815        3,873
                                       ------------    -----------  -----------
  Total Liabilities..................       588,105         74,641       35,870
                                       ------------    -----------  -----------
             NET ASSETS:
Capital..............................   140,217,042     53,750,542   23,198,904
Undistributed net investment income..         1,035         68,203        9,950
Net unrealized appreciation on in-
 vestments...........................           --      20,236,602   12,826,452
Accumulated undistributed net
 realized gains (losses) on
 investment transactions.............       (43,729)     5,509,035    1,370,108
                                       ------------    -----------  -----------
  Net Assets.........................  $140,174,348    $79,564,382  $37,405,414
                                       ============    ===========  ===========
Outstanding units of beneficial in-
 terest (shares).....................   140,207,056      5,123,020    2,136,152
                                       ============    ===========  ===========
Net asset value--redemption price per
 share...............................  $       1.00    $     15.53  $     17.51
                                       ============    ===========  ===========
Maximum Sales Charge.................                         4.50%        4.50%
                                                       ===========  ===========
Maximum Offering Price (100%/(100%--
 Maximum Sales Charge) of net asset
 value adjusted to nearest cent) per
 share...............................  $       1.00(a) $     16.26  $     18.34
                                       ============    ===========  ===========

------
(a) Offering price and redemption price are the same for the Money Market Fund.


                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997

                                                        LOW DURATION  TENNESSEE
                                                         GOVERNMENT   MUNICIPAL
                                          FIXED INCOME   SECURITIES  OBLIGATIONS
                                              FUND          FUND        FUND
                                          ------------  ------------ -----------
                ASSETS:
Investments, at value (cost $18,051,043;
 $6,814,208; and $16,930,150, respec-
 tively)................................  $18,148,196    $6,860,099  $17,403,966
Interest and dividends receivable.......      295,217       111,784      403,412
Receivable from brokers for investments
 sold...................................          --            --       563,640
Unamortized organization costs..........          --            --         3,133
Prepaid expenses........................        3,609           193          959
                                          -----------    ----------  -----------
  Total Assets..........................   18,447,022     6,972,076   18,375,110
                                          -----------    ----------  -----------
              LIABILITIES:
Cash overdraft..........................      199,161           --           --
Payable for capital shares redeemed.....          252           --           --
Accrued expenses and other payables:
  Investment advisory fees..............          976           --            75
  Administration fees...................          400           114          402
  Administrative services fees..........        3,375         1,391        1,266
  12b-1 fees............................        1,034           266        3,165
  Custodian fees........................          329         8,618          438
  Accounting fees.......................          697           474        1,429
  Legal fees............................        1,770         7,201        6,533
  Audit fees............................        5,477         2,783        3,829
  Transfer agent fees...................        1,937         1,461        3,067
  Printing fees.........................        2,771         1,809        2,034
  Registration and filing fees..........        1,281           861           90
  Other.................................          783         2,106          422
                                          -----------    ----------  -----------
  Total Liabilities.....................      220,243        27,084       22,750
                                          -----------    ----------  -----------
              NET ASSETS:
Capital.................................   24,704,152     6,933,266   18,944,032
Undistributed net investment income.....       35,281        14,939       41,771
Net unrealized appreciation on invest-
 ments..................................       97,153        45,891      473,816
Accumulated undistributed net realized
 losses on investment transactions......   (6,609,807)      (49,104)  (1,107,259)
                                          -----------    ----------  -----------
  Net Assets............................  $18,226,779    $6,944,992  $18,352,360
                                          ===========    ==========  ===========
Outstanding units of beneficial interest
 (shares)...............................    2,099,019       694,680    1,843,918
                                          ===========    ==========  ===========
Net asset value--redemption price per
 share..................................  $      8.68    $    10.00  $      9.95
                                          ===========    ==========  ===========
Maximum Sales Charge....................         3.00%         2.00%        3.00%
                                          ===========    ==========  ===========
Maximum Offering Price (100%/(100%--Max-
 imum Sales Charge) of net asset value
 adjusted to nearest cent) per share....  $      8.95    $    10.20  $     10.26
                                          ===========    ==========  ===========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1997

                                             MONEY        VALUE
                                             MARKET      EQUITY       GROWTH
                                              FUND        FUND         FUND
                                           ----------  -----------  ----------
INVESTMENT INCOME:
  Interest income......................... $7,473,132  $    25,268  $    5,539
  Dividend income.........................        --     1,671,207     707,799
                                           ----------  -----------  ----------
  Total Income............................  7,473,132    1,696,475     713,338
                                           ----------  -----------  ----------
EXPENSES:
  Investment advisory fees................    480,718      694,259     332,857
  Administration fees.....................    274,696      151,803      66,572
  Administrative services fees............    343,051      189,753      83,214
  12b-1 fees..............................    343,051      189,753      83,214
  Custodian fees..........................     35,910       15,139       6,767
  Accounting fees.........................     42,510       31,306      31,709
  Legal fees..............................     91,131       14,387       4,367
  Audit fees..............................     30,377       18,414       7,505
  Trustees' fees and expenses.............     16,040        9,064       3,265
  Transfer agent fees.....................     28,413       44,781      27,836
  Interest expense........................     34,819          --          --
  Registration and filing fees............      7,229        7,066       1,989
  Printing costs..........................     33,841       15,612       8,078
  Other...................................     17,458        8,787       5,871
                                           ----------  -----------  ----------
  Total Expenses..........................  1,779,244    1,390,124     663,244
  Less: Fee waivers.......................   (287,792)    (159,393)   (302,900)
                                           ----------  -----------  ----------
  Net Expenses............................  1,491,452    1,230,731     360,344
                                           ----------  -----------  ----------
  Net Investment Income...................  5,981,680      465,744     352,994
                                           ----------  -----------  ----------
REALIZED/UNREALIZED GAINS (LOSSES) ON
INVESTMENTS:
  Net realized gains (losses) on
       investment transactions............     (4,905)   8,840,538   1,370,108
  Change in unrealized appreciation on
       investments........................        --     6,722,105   7,020,864
                                           ----------  -----------  ----------
  Net realized/unrealized gains (losses)
  on investments..........................     (4,905)  15,562,643   8,390,972
                                           ----------  -----------  ----------
  Change in net assets resulting from
  operations.............................. $5,976,775  $16,028,387  $8,743,966
                                           ==========  ===========  ==========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1997

                                                       LOW DURATION  TENNESSEE
                                             FIXED      GOVERNMENT   MUNICIPAL
                                            INCOME      SECURITIES  OBLIGATIONS
                                             FUND          FUND        FUND
                                          -----------  ------------ -----------
INVESTMENT INCOME:
  Interest income........................ $ 1,877,178    $472,604   $1,195,725
  Dividend income........................      27,571       8,356        9,855
                                          -----------    --------   ----------
  Total Income...........................   1,904,749     480,960    1,205,580
                                          -----------    --------   ----------
EXPENSES:
  Investment advisory fees...............     156,128      35,860      122,007
  Administration fees....................      48,039      14,344       37,541
  Administrative services fees...........      60,049      17,930       46,926
  12b-1 fees.............................      60,049      17,930       46,926
  Custodian fees.........................       8,157       2,030       10,067
  Accounting fees........................      31,777      31,418       47,917
  Legal fees.............................       1,833         812          928
  Audit fees.............................       6,273       3,281        4,374
  Organization costs.....................         --          --         8,819
  Trustees' fees and expenses............       2,061         559        1,634
  Transfer agent fees....................      22,665      20,566       23,580
  Registration and filing fees...........       3,110       1,540        1,627
  Printing costs.........................       4,544         542        3,622
  Other..................................       3,377       1,961        1,882
                                          -----------    --------   ----------
  Total Expenses.........................     408,062     148,773      357,850
  Less: Fee waivers......................     (50,442)    (54,508)    (152,040)
                                          -----------    --------   ----------
  Net Expenses...........................     357,620      94,265      205,810
                                          -----------    --------   ----------
  Net Investment Income..................   1,547,129     386,695      999,770
                                          -----------    --------   ----------
REALIZED/UNREALIZED GAINS (LOSSES) ON
INVESTMENTS:
  Net realized gains (losses) on
  investment transactions................    (434,866)    (12,845)     101,371
  Change in unrealized
       appreciation/depreciation on
       investments.......................  (2,855,544)     54,148      231,707
                                          -----------    --------   ----------
  Net realized/unrealized gains (losses)
  on investments.........................  (3,290,410)     41,303      333,078
                                          -----------    --------   ----------
  Change in net assets resulting from
  operations............................. $(1,743,281)   $427,998   $1,332,848
                                          ===========    ========   ==========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                   MONEY MARKET FUND           VALUE EQUITY  FUND             GROWTH FUND
                              ----------------------------  --------------------------  ------------------------
                               YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                JUNE 30,       JUNE 30,       JUNE 30,      JUNE 30,     JUNE 30,     JUNE 30,
                                  1997           1996           1997          1996         1997         1996
                              -------------  -------------  ------------  ------------  -----------  -----------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income...     $   5,981,680  $   6,961,437  $    465,744  $    837,145  $   352,994  $   389,143
 Net realized gains
   (losses) on
   investments
   transactions..........            (4,905)       141,785     8,840,538     9,340,011    1,370,108    1,167,209
 Net change in unrealized
   appreciation/depreciation
   on investments........               --             --      6,722,105     5,384,702    7,020,864    3,513,955
                              -------------  -------------  ------------  ------------  -----------  -----------
 Change in net assets
   resulting from
   operations............         5,976,775      7,103,222    16,028,387    15,561,858    8,743,966    5,070,307
                              -------------  -------------  ------------  ------------  -----------  -----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
   income................        (5,981,680)    (6,961,437)     (504,356)     (827,973)    (354,568)    (389,143)
 In excess of net
   investment income.....               --             --            --            --           --       (19,825)
 From net realized gains
   on investments........               --             --    (10,634,101)   (2,982,043)    (934,819)    (505,659)
 In excess of net
   realized gains on
   investments...........               --             --            --            --           --           --
                              -------------  -------------  ------------  ------------  -----------  -----------
 Change in net assets
   from shareholder
   distributions.........        (5,981,680)    (6,961,437)  (11,138,457)   (3,810,016)  (1,289,387)    (914,627)
                              -------------  -------------  ------------  ------------  -----------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
   issued................       364,918,577    426,124,612     4,195,632     5,108,660    2,745,588   10,696,082
 Dividends reinvested....           336,522        512,232     5,098,769     1,808,516      568,918      383,839
 Cost of shares redeemed.      (359,396,813)  (450,674,926)  (15,675,083)  (17,877,680)  (7,131,040)  (2,953,582)
                              -------------  -------------  ------------  ------------  -----------  -----------
 Change in net assets
   from
   capital transactions..         5,858,286    (24,038,082)   (6,380,682)  (10,960,504)  (3,816,534)  (8,126,339)
                              -------------  -------------  ------------  ------------  -----------  -----------
 Capital contributions...           175,344        138,311           --            --           --           --
                              -------------  -------------  ------------  ------------  -----------  -----------
 Change in net assets....         6,028,725    (23,757,986)   (1,490,752)      791,338    3,638,045   12,282,019
NET ASSETS:
 Beginning of period.....       134,145,623    157,903,609    81,055,134    80,263,796   33,767,369   21,485,350
                              -------------  -------------  ------------  ------------  -----------  -----------
 End of period...........     $ 140,174,348  $ 134,145,623  $ 79,564,382  $ 81,055,134  $37,405,414  $33,767,369
                              =============  =============  ============  ============  ===========  ===========
SHARE TRANSACTIONS:
 Issued..................       364,918,578    426,124,613       290,948       373,123      182,434      832,694
 Reinvested..............           336,522        512,232       370,120       133,595       38,111       29,644
 Redeemed................      (359,396,813)  (450,674,926)   (1,111,533)   (1,209,025)    (493,776)    (222,427)
                              -------------  -------------  ------------  ------------  -----------  -----------
 Change in shares........         5,858,287    (24,038,081)     (450,465)     (783,307)    (273,231)     639,911
                              =============  =============  ============  ============  ===========  ===========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                               LOW DURATION
                                                                GOVERNMENT           TENNESSEE MUNICIPAL
                                  FIXED INCOME FUND          SECURITIES FUND          OBLIGATIONS FUND
                              --------------------------  -----------------------  ------------------------
                               YEAR ENDED    YEAR ENDED   YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED
                                JUNE 30,      JUNE 30,     JUNE 30,    JUNE 30,     JUNE 30,     JUNE 30,
                                  1997          1996         1997        1996         1997         1996
                              ------------  ------------  ----------  -----------  -----------  -----------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income...     $  1,547,129  $  2,177,545  $  386,695  $   399,991  $   999,770  $ 1,080,311
 Net realized gains
   (losses) on
   investments
   transactions..........         (434,866)   (1,646,585)    (12,845)      (1,813)     101,371      (37,429)
 Net change in unrealized
   appreciation/depreciation
   on investments........       (2,855,544)       29,430      54,148     (149,458)     231,707     (106,825)
                              ------------  ------------  ----------  -----------  -----------  -----------
 Change in net assets
   resulting from
   operations............       (1,743,281)      560,390     427,998      248,720    1,332,848      936,057
                              ------------  ------------  ----------  -----------  -----------  -----------
DISTRIBUTIONS TO
    SHAREHOLDERS:
 From net investment
   income................       (1,546,955)   (2,163,561)   (389,508)    (399,991)    (974,115)  (1,077,559)
 In excess of net
   investment income.....              --            --          --        (3,182)         --           --
 In excess of net
   realized gains on
   investments...........              --       (104,990)        --        (2,537)         --          (906)
                              ------------  ------------  ----------  -----------  -----------  -----------
 Change in net assets
   from shareholder
   distributions.........       (1,546,955)   (2,268,551)   (389,508)    (405,710)    (974,115)  (1,078,465)
                              ------------  ------------  ----------  -----------  -----------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
   issued................          789,954     2,751,575     110,306      688,187      893,164    3,937,416
 Dividends reinvested....          725,558       971,603     313,527      339,394      298,374      294,830
 Cost of shares redeemed.      (11,930,394)  (12,664,268)   (978,322)  (1,062,808)  (2,234,999)  (5,879,537)
                              ------------  ------------  ----------  -----------  -----------  -----------
 Change in net assets
   from
   capital transactions..      (10,414,882)   (8,941,090)   (554,489)     (35,227)  (1,043,461)  (1,647,291)
                              ------------  ------------  ----------  -----------  -----------  -----------
 Capital contribution....        3,084,688           --          --           --           --           --
                              ------------  ------------  ----------  -----------  -----------  -----------
 Change in net assets....      (10,620,430)  (10,649,251)   (515,999)    (192,217)    (684,728)  (1,789,699)
NET ASSETS:
 Beginning of period.....       28,847,209    39,496,460   7,460,991    7,653,208   19,037,088   20,826,787
                              ------------  ------------  ----------  -----------  -----------  -----------
 End of period...........     $ 18,226,779  $ 28,847,209  $6,944,992  $ 7,460,991  $18,352,360  $19,037,088
                              ============  ============  ==========  ===========  ===========  ===========
SHARE TRANSACTIONS:
 Issued..................           90,153       300,179      11,000       67,717       90,725      402,934
 Reinvested..............           82,987       106,183      31,418       33,512       30,318       30,243
 Redeemed................       (1,364,087)   (1,377,873)    (97,847)    (105,303)    (226,674)    (600,866)
                              ------------  ------------  ----------  -----------  -----------  -----------
 Change in shares........       (1,190,947)     (971,511)    (55,429)      (4,074)    (105,631)    (167,689)
                              ============  ============  ==========  ===========  ===========  ===========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

  PRINCIPAL                        SECURITY                          AMORTIZED
   AMOUNT                        DESCRIPTION                            COST
 ----------- ----------------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES (98.3%):
 Federal Farm Credit Bank (11.1%):
 $15,500,000 5.46%, 9/1/98*......................................   $ 15,500,000
                                                                    ------------
 Federal Home Loan Bank (12.1%):
   3,000,000 5.25%, 8/14/97*.....................................      2,999,737
   5,000,000 5.77%, 11/5/97......................................      5,000,000
   2,000,000 5.88%, 2/26/98......................................      2,000,000
   2,000,000 5.70%, 3/4/98.......................................      2,000,000
   5,000,000 5.89%, 3/30/98......................................      5,000,000
                                                                    ------------
                                                                      16,999,737
                                                                    ------------
 Federal National Mortgage Assoc. (14.6%):
   3,000,000 5.25%, 7/28/97**....................................      2,999,327
   5,000,000 5.44%, 9/2/97**.....................................      4,999,267
  10,000,000 5.53%, 12/3/97*.....................................      9,997,898
   2,500,000 5.25%, 7/14/99*.....................................      2,492,002
                                                                    ------------
                                                                      20,488,494
                                                                    ------------
 Student Loan Marketing Assoc. (60.5%):
  10,000,000 5.24%, 10/14/97**...................................      9,997,925
     500,000 5.42%, 10/30/97**...................................        500,151
   4,830,000 5.24%, 11/24/97*....................................      4,827,330
   5,000,000 5.65%, 3/17/98......................................      5,000,000
   8,000,000 5.26%, 8/20/98**....................................      7,994,641

  PRINCIPAL                        SECURITY                         AMORTIZED
   AMOUNT                        DESCRIPTION                           COST
 ----------- ---------------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Student Loan Marketing Assoc., continued:
 $ 2,000,000 5.26%, 9/28/98**...................................   $  1,998,532
   5,000,000 5.31%, 11/6/98*....................................      5,000,000
  20,000,000 5.26%, 11/10/98**..................................     19,987,702
   5,000,000 5.28%, 2/8/99**....................................      4,992,537
   7,000,000 5.27%, 2/22/99*....................................      6,990,017
   3,500,000 5.25%, 7/12/99*....................................      3,489,730
  14,000,000 5.29%, 8/2/99*.....................................     13,989,731
                                                                   ------------
                                                                     84,768,296
                                                                   ------------
  Total U.S. Government Agencies                                    137,756,527
                                                                   ------------
 REPURCHASE AGREEMENTS (1.1%):
   1,488,296 Zions Securities, 5.75%, 7/1/97, (Collateralized by
              $1,510,000 U.S. Treasury Notes, 6.25%, 5/31/99,
              Market Value = $1,513,775)........................      1,488,296
                                                                   ------------
  Total Repurchase Agreements                                         1,488,296
                                                                   ------------
  Total (Amortized Cost--
   $139,244,823)(a)                                                $139,244,823
                                                                   ============

------
Percentages indicated are based on net assets of $140,174,348.
(a)Cost for federal income tax and financial reporting purposes are the same.
* Floating Rate Certificates are securities with interest rates that change whenever a specific interest rate changes. The interest rate is based on an index of market interest rates or other index. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on June 30, 1997.
** Variable Rate Certificates are securities with interest rates that change periodically and are payable on different dates ranging from daily, weekly, monthly, quarterly, or semi-annually. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on June 30, 1997.

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL VALUE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

                                  SECURITY                             MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------- ---------------------------------------------------------   -----------
 COMMON STOCKS (96.9%):
 Automotive Parts (3.5%):
  76,650 Echlin, Inc..............................................   $ 2,759,400
                                                                     -----------
 Computers & Peripherals (5.6%):
 188,650 Amdahl Corp. (b).........................................     1,650,688
  30,900 International Business
          Machines Corp...........................................     2,786,793
                                                                     -----------
                                                                       4,437,481
                                                                     -----------
 Containers--Metal, Glass, Paper, Plastic (3.5%):
  94,050 Rubbermaid, Inc..........................................     2,797,988
                                                                     -----------
 Electrical Equipment (3.4%):
  51,835 Thomas & Betts Corp......................................     2,724,577
                                                                     -----------
 Entertainment (3.6%):
 100,000 Hasbro, Inc..............................................     2,837,500
                                                                     -----------
 Financial Services (2.0%):
  33,200 SunAmerica, Inc..........................................     1,618,500
                                                                     -----------
 Food Processing & Packaging (6.1%):
 144,100 J&J Snack Foods Corp. (b)................................     2,215,538
 105,800 McCormick & Company, Inc.................................     2,671,450
                                                                     -----------
                                                                       4,886,988
                                                                     -----------
 Insurance (13.6%):
 100,652 PXRE Corp................................................     3,095,049
  66,133 Travelers Group, Inc.....................................     4,170,511
  83,200 UNUM Corp................................................     3,494,400
                                                                     -----------
                                                                      10,759,960
                                                                     -----------
 Manufactured Housing (1.3%):
  42,600 Skyline Corp.............................................     1,049,025
                                                                     -----------
 Medical Services (3.4%):
 133,700 Value Health, Inc. (b)...................................     2,707,425
                                                                     -----------
 Metal & Mineral Production (2.3%):
  44,900 Cleveland Cliffs, Inc....................................     1,829,675
                                                                     -----------
 Oil & Gas (8.3%):
 121,000 Pride International Inc. (b).............................     2,904,000
 101,180 Valero Energy Corp.......................................     3,667,775
                                                                     -----------
                                                                       6,571,775
                                                                     -----------

                                  SECURITY                             MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------- ---------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Oilfield Equipment & Services (2.7%):
  40,750 BJ Services Co.(b).......................................   $ 2,185,219
                                                                     -----------
 Pollution Control Services & Equipment (3.2%):
 148,700 Safety-Kleen Corp........................................     2,509,313
                                                                     -----------
 Real Estate Investment Trusts (8.5%):
 177,500 Equity Inns, Inc.........................................     2,374,063
  67,700 Mid-America Apartment Communities, Inc...................     1,899,831
  65,710 Storage USA, Inc.........................................     2,513,407
                                                                     -----------
                                                                       6,787,301
                                                                     -----------
 Restaurants (2.8%):
 241,750 Darden Restaurants, Inc..................................     2,190,859
                                                                     -----------
 Retail (4.5%):
 259,100 Hancock Fabrics, Inc.....................................     3,562,625
                                                                     -----------
 Savings & Loan Companies (3.0%):
  55,350 H. F. Ahmanson & Co......................................     2,380,050
                                                                     -----------
 Steel (3.1%):
 160,000 Birmingham Steel Corp....................................     2,480,000
                                                                     -----------
 Technology (3.3%):
 130,000 Global Industries Technology, Inc. (b)...................     2,665,000
                                                                     -----------
 Telecommunications (3.3%):
  77,000 Century Telephone Enterprise.............................     2,593,938
                                                                     -----------
 Tobacco & Tobacco Products (2.2%):
  64,500 UST, Inc.................................................     1,789,875
                                                                     -----------
 Trucking (3.7%):
 150,650 Werner Enterprises, Inc..................................     2,918,844
                                                                     -----------
  Total Common Stocks                                                 77,043,318
                                                                     -----------
 INVESTMENT COMPANIES (1.2%):
       1 Dreyfus Treasury Prime Fund..............................             1
 986,993 Riverside Capital Money Market Fund......................       986,993
                                                                     -----------
  Total Investment Companies                                             986,994
                                                                     -----------

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL VALUE EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997

 PRINCIPAL                        SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   -----------
 REPURCHASE AGREEMENTS (1.8%):
 $1,456,177 Zions Securities, 5.75%, 7/1/97, (Collateralized by
             $1,480,000 U.S. Treasury Notes, 6.25%, 5/31/99,
             Market Value = $1,483,700).........................   $ 1,456,177
                                                                   -----------
  Total Repurchase Agreements                                        1,456,177
                                                                   -----------
  Total (Cost--$59,249,887)(a)                                     $79,486,489
                                                                   ===========

------
Percentages indicated are based on net assets of $79,564,382.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation...................................... $22,299,584
      Unrealized depreciation......................................  (2,062,982)
                                                                    -----------
      Net unrealized appreciation.................................. $20,236,602
                                                                    ===========

(b)Represents non-income producing securities.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

                                   SECURITY                            MARKET
  SHARES                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 COMMON STOCKS (94.7%):
 Amusement & Recreation (2.1%):
    18,000 Cedar Fair L.P..........................................  $   787,500
                                                                     -----------
 Automotive Parts (1.9%):
    30,000 AutoZone Inc. (b).......................................      706,875
                                                                     -----------
 Banking (7.1%):
    19,000 NationsBank Corp........................................    1,225,500
    34,200 SouthTrust Corp.........................................    1,415,024
                                                                     -----------
                                                                       2,640,524
                                                                     -----------
 Beverages (3.5%):
    18,800 Coca-Cola Co............................................    1,311,300
                                                                     -----------
 Computers (1.0%):
    40,000 Checkmate Electronics,
            Inc. (b)...............................................      360,000
                                                                     -----------
 Computers & Peripherals (2.2%):
    15,000 Hewlett Packard Co......................................      840,000
                                                                     -----------
 Construction (2.7%):
    69,695 Clayton Homes, Inc......................................      993,154
                                                                     -----------
 Electrical Component (3.3%):
    60,000 World Access, Inc. (b)..................................    1,230,000
                                                                     -----------
 Electrical Equipment (4.2%):
    24,000 General Electric Co.....................................    1,569,000
                                                                     -----------
 Electronic & Electrical (2.3%):
    21,000 AMP, Inc................................................      876,750
                                                                     -----------
 Food Processing & Packaging (5.1%):
    25,000 Nabisco Holdings Corp...................................      996,875
    22,000 Sara Lee Corp...........................................      915,750
                                                                     -----------
                                                                       1,912,625
                                                                     -----------
 Furniture (2.2%):
    41,500 Heilig Myers Co.........................................      814,438
                                                                     -----------
 Household Products/Wares (2.6%):
     7,000 Procter & Gamble Co.....................................      988,750
                                                                     -----------
 Insurance (3.8%):
     9,500 American International Group, Inc.......................    1,419,063
                                                                     -----------
 Measuring & Controlling Devices (1.8%):
    20,100 Thermo Electron Corp. (b)...............................      683,400
                                                                     -----------
 Motels & Hotels (1.5%):
    37,100 Winston Hotels, Inc.....................................      558,819
                                                                     -----------

                                   SECURITY                            MARKET
  SHARES                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 COMMON STOCKS, CONTINUED:
 Office Equipment & Supplies (1.6%):
     8,400 Pitney Bowes, Inc.......................................  $   598,500
                                                                     -----------
 Oil--Integrated Companies (5.3%):
    14,800 Atlantic Richfield Co...................................    1,043,400
     8,500 Texaco, Inc. ...........................................      924,375
                                                                     -----------
                                                                       1,967,775
                                                                     -----------
 Pharmaceuticals (6.5%):
    17,500 Abbott Laboratories.....................................    1,168,125
    26,200 Schering-Plough Corp....................................    1,254,325
                                                                     -----------
                                                                       2,422,450
                                                                     -----------
 Real Estate Investment Trusts (5.3%):
    44,000 Merry Land & Investment Co., Inc........................      954,250
    27,300 Storage USA, Inc........................................    1,044,225
                                                                     -----------
                                                                       1,998,475
                                                                     -----------
 Restaurants (2.6%):
    37,000 Cracker Barrel Old Country
            Store, Inc.............................................      980,500
                                                                     -----------
 Retail (8.1%):
    31,200 Claire's Stores, Inc....................................      546,000
    21,700 Home Depot, Inc.........................................    1,495,943
    29,000 Wal-Mart Stores, Inc....................................      980,562
                                                                     -----------
                                                                       3,022,505
                                                                     -----------
 Semiconductors (3.6%):
     9,400 Intel Corp..............................................    1,333,038
                                                                     -----------
 Telecommunications (3.1%):
    15,500 Motorola, Inc...........................................    1,178,000
                                                                     -----------
 Tobacco (4.7%):
    39,600 Philip Morris Cos., Inc.................................    1,757,250
                                                                     -----------
 Toys & Bicycles--Manufacturing (3.2%):
    35,675 Mattel, Inc.............................................    1,208,491
                                                                     -----------
 Utilities--Telecommunications (3.4%):
    33,000 MCI Telecommunications Corp.............................    1,263,281
                                                                     -----------
  Total Common Stocks                                                 35,422,463
                                                                     -----------

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997

                                   SECURITY                            MARKET
  SHARES                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 INVESTMENT COMPANIES (5.2%):
 1,103,675 Dreyfus Treasury Prime Fund.............................  $ 1,103,675
   843,681 Riverside Capital Money
            Market Fund............................................      843,681
                                                                     -----------
  Total Investment Companies                                           1,947,356
                                                                     -----------
  Total (Cost--$24,543,367)(a)                                       $37,369,819
                                                                     ===========

------
Percentages indicated are based on net assets of $37,405,414.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation...................................... $13,092,101
      Unrealized depreciation......................................    (265,649)
                                                                    -----------
      Net unrealized appreciation.................................. $12,826,452
                                                                    ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

THE SESSION GROUP
RIVERSIDE CAPITAL FIXED INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- -------------------------------------------------------   ----------
 CORPORATE BONDS (15.0%):
 Industrial Goods & Services (8.8%):
 1,600,000 Voyager Lines Private Placement, 9.50%, 11/1/99 (b),
            secured by Bank of New York letter of credit,
            see note 5 (c)........................................   $1,600,000
 Transportation & Shipping (6.2%):
 1,125,000 Ray & Ross Transport, Inc., 10.00%, 2/1/06 secured by
            Bank of New York letter of credit, see note 5 (c).....    1,125,000
                                                                     ----------
  Total Corporate Bonds                                               2,725,000
                                                                     ----------
 TAXABLE MUNICIPAL BONDS (24.0%):
 Arkansas (7.0%):
 1,300,000 Union County Arkansas Revenue, Hillsboro Manor Project,
            9.50%, 9/1/17.........................................    1,269,125
                                                                     ----------
 Illinois (0.6%):
   111,718 Belleville, St. Clair County, CMO, 7.35%, 11/15/09.....      114,667
                                                                     ----------
 Oklahoma (5.6%):
 1,000,000 Oklahoma County Financial Authority, 8.05%, 10/1/09....    1,023,870
                                                                     ----------
 Tennessee (4.1%):
   745,000 Hamilton County, Tennessee Industrial Development
            Board, Multifamily Housing Revenue, Waterford
            Apartments, Project A, 8.50%, 8/1/10..................      740,560
                                                                     ----------
 West Virginia (6.7%):
   260,000 Summers County, West Virginia First Mortgage Gross
            Revenue Refunding, Limited Partnership, 8.00%,
            10/1/03...............................................      255,954

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 TAXABLE MUNICIPAL BONDS, CONTINUED:
 West Virginia, continued:
   980,000 West Virginia State Hospital Financial Authority,
            Hospital Revenue, Nellas Income Project, 9.50%,
            8/1/15...............................................   $   970,269
                                                                    -----------
                                                                      1,226,223
                                                                    -----------
  Total Taxable Municipal Bonds                                       4,374,445
                                                                    -----------
 U.S. TREASURY BONDS (0.3%):
    49,000 9.13%, 5/15/09........................................        55,708
                                                                    -----------
  Total U.S. Treasury Bonds                                              55,708
                                                                    -----------
 U.S. TREASURY NOTES (16.5%):
 3,000,000 6.38%, 4/30/99........................................     3,015,720
                                                                    -----------
  Total U.S. Treasury Notes                                           3,015,720
                                                                    -----------
 U.S. GOVERNMENT AGENCIES (43.8%):
 Federal Home Loan Bank (12.4%):
 2,230,000 7.25%, 5/14/04........................................     2,260,908
                                                                    -----------
 Federal Home Loan Mortgage Corp. (14.6%):
 2,580,000 8.06%, 8/9/11, Callable 8/9/99 @ 100..................     2,667,694
                                                                    -----------
 Federal National Mortgage Assoc. (16.8%):
 1,000,000 7.30%, 5/13/04, Callable 5/13/99 @ 100................     1,001,590
 2,000,000 8.08%, 7/14/06, Callable 7/17/98 @ 100................     2,046,120
                                                                    -----------
                                                                      3,047,710
                                                                    -----------
  Total U.S. Government Agencies                                      7,976,312
                                                                    -----------

                                   Continued

THE SESSION GROUP
RIVERSIDE CAPITAL FIXED INCOME FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 INVESTMENT COMPANIES (0.0%):
       1   Dreyfus Treasury Prime Fund............................   $         1
   1,010   Riverside Capital Money Market Fund....................         1,010
                                                                     -----------
  Total Investment Companies                                               1,011
                                                                     -----------
  Total (Cost--$18,051,043)(a)                                       $18,148,196
                                                                     ===========

------
Percentages indicated are based on net assets of $18,226,779.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation......................................... $115,978
      Unrealized depreciation.........................................  (18,825)
                                                                       --------
      Net unrealized appreciation..................................... $ 97,153
                                                                       ========

(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.
(c) Absent the letter of credit the management of the Fund has deemed these fixed income securities to have no value based on the Fund's established securities valuation procedures.
CMO--Collateralized Mortgage Obligations

                      See notes to financial statements.

THE SESSION GROUP
RIVERSIDE CAPITAL LOW DURATION GOVERNMENT SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

   SHARES
     OR
 PRINCIPAL                          SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- -------------------------------------------------------   ----------
 U.S. GOVERNMENT AGENCIES (94.6%):
 Federal Home Loan Bank (20.1%):
 $  700,000 3.83%, 7/15/98*........................................   $  682,465
    700,000 7.38%, 4/17/02.........................................      710,843
                                                                      ----------
                                                                       1,393,308
                                                                      ----------
 Federal Home Loan Mortgage Corp. (8.6%):
    600,000 6.75%, 11/27/01........................................      599,910
                                                                      ----------
 Federal National Mortgage Assoc. (28.6%):
  1,000,000 7.00%, 2/6/02..........................................    1,000,360
  1,000,000 6.83%, 3/10/06.........................................      985,090
                                                                      ----------
                                                                       1,985,450
                                                                      ----------
 Shipco 668 Series A-Title XI (3.9%):
    273,000 8.50%, 5/11/02**.......................................      269,479
                                                                      ----------

   SHARES
     OR
 PRINCIPAL                          SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- -------------------------------------------------------   ----------
 U.S. Treasury Notes (33.4%):
 $2,300,000 6.63%, 3/31/02.........................................   $2,320,562
                                                                      ----------
  Total U.S. Government Agencies                                       6,568,709
                                                                      ----------
 INVESTMENT COMPANIES (4.2%):
          8 Dreyfus Treasury Prime Fund............................            8
    291,382 Riverside Capital Money Market Fund....................      291,382
                                                                      ----------
  Total Investment Companies                                             291,390
                                                                      ----------
  Total (Cost--$6,814,208)(a)                                         $6,860,099
                                                                      ==========

------
Percentages indicated are based on net assets of $6,944,992.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.......................................... $54,872
      Unrealized depreciation..........................................  (8,981)
                                                                        -------
      Net unrealized appreciation...................................... $45,891
                                                                        =======

* Variable Rate Certificates are securities with interest rates that change periodically and are payable on different dates ranging from daily, weekly, monthly, quarterly, or semi-annually. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on June 30, 1997.
 ** This security is guaranteed by U.S. Government Agency collateral.

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 MUNICIPAL BONDS (75.0%):
 Georgia (2.3%):
 $  400,000 Atlanta, Georgia Housing Development Corp., Mortgage
             Revenue, 7.00%, 12/1/20, Callable 12/1/05 @ 102.....   $   427,432
                                                                    -----------
 Kentucky (0.6%):
    100,000 Pike County Public Corp., 6.00%, 9/1/18, Callable
             3/1/07 @ 102........................................       102,653
                                                                    -----------
 Louisianna (4.5%):
    750,000 New Orleans, Louisiana Audubon Park Revenue, 8.00%,
             4/1/12..............................................       822,615
                                                                    -----------
 Pennsylvania (1.4%):
    250,000 Schuylkill County, Pennsylvania Industrial
             Development Authority Revenue, Beverly Enterprises
             Project, 6.63%, 5/1/03..............................       253,998
                                                                    -----------
 Puerto Rico (1.4%):
    250,000 Puerto Rico CommonWealth GO, 6.00%, 7/1/14...........       259,460
                                                                    -----------
 Tennessee (64.1%):
      5,000 Blount County, Tennessee Health & Educational
             Facilities Board Revenue, Multifamily Mortgage,
             Maryville Towers Project, 6.20%, 7/20/28, GNMA......         5,111
    100,000 Bruceton, Tennessee Water & Sewer Development, GO,
             6.70%, 3/1/13.......................................       105,276
    105,000 Bruceton, Tennessee Water & Sewer Development, GO,
             6.70%, 3/1/14.......................................       110,361
    115,000 Bruceton, Tennessee Water & Sewer Development, GO,
             6.75%, 3/1/15.......................................       121,057
    125,000 Bruceton, Tennessee Water & Sewer Development, GO,
             6.75%, 3/1/16.......................................       131,301
    500,000 Hamilton County, Tennessee Industrial Development
             Board Revenue, Multifamily Housing, Park at 58
             Project, 6.70%, 3/1/21, Callable 3/1/06 @ 101.......       516,090
    250,000 Hamilton County, Tennessee Industrial Development
             Board Revenue, Multifamily Housing, Patten Towers,
             6.38%, 8/1/26, Callable 8/1/05 @ 102................       253,415
    890,000 Hamilton County, Tennessee Industrial Development
             Board Revenue, Multifamily Housing, Waterford Place
             Apartments Project, Series B, 6.60%, 2/1/24, FGIC...       895,580
    850,000 Hardeman County Correctional Facility, 7.00%, 8/1/04.       874,735
    300,000 Jackson, Tennessee Health, Educational & Housing,
             Posthouse Apartments, 7.00%, 5/1/17.................       316,182
    350,000 Knoxville, Tennessee Community Development Corp.,
             Clinton Towers Housing Revenue, Multifamily, 6.60%,
             10/15/07............................................       365,362
    250,000 Knoxville, Tennessee Community Development Corp.,
             Clinton Towers Housing Revenue, Multifamily, 6.65%,
             10/15/10............................................       259,603
    115,000 Manchester, Tennessee Water & Sewer Revenue, Series
             1992, GO, 6.00%, 7/1/06, AMBAC......................       119,155
    900,000 Maury County Industrial Development Board, PCR,
             6.50%, 9/1/24, Callable 9/1/04 @ 102................       959,913
    245,000 Memphis, Tennessee Health, Educational, & Housing
             Facilities Board, Mortgage Revenue, Edgewater
             Terrace Project, 7.38%, 1/20/27, FHA, LOC: First
             Alabama Birmingham..................................       261,322

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997

 SHARES OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Tennessee, continued:
 $  250,000 Memphis, Tennessee Health, Educational, & Housing
             Facilities Board, Multifamily Refunding, River Trace
             II, 6.45%, 4/1/26...................................   $   260,210
    340,000 Memphis, Tennessee Referendum GO, 5.60%, 8/1/10......       348,551
    250,000 Metropolitan Government, Nashville & Davidson County,
             Tennessee Health & Educational Facilities Board
             Revenue, 1st Mortgage, Blakeford Project, 7.50%,
             7/1/99..............................................       252,525
     45,000 Metropolitan Government, Nashville & Davidson County,
             Tennessee Water & Sewer Revenue, 7.00%, 1/1/14......        45,561
    150,000 Morristown, Tennessee Housing Development Corp.,
             Multifamily Revenue, 6.25%, 5/1/18..................       155,561
    130,000 Poplar Grove, Tennesse Utility District, Waterworks
             Revenue Refunding & Improvement, 6.05%, 4/1/05......       138,724
    250,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue, Beverly
             Enterprises Project, 6.50%, 3/1/09..................       253,470
    725,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue, Heritage Place
             Project, 7.13%, 7/1/25, MBIA, FHA...................       807,940
    125,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue, Industrial
             Development, 1st Healthcare Project, 6.50%, 4/1/02..       125,850
  1,150,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue, Multifamily
             Housing, Windsor Apartments, 6.75%, 10/1/17.........     1,201,358
    500,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue, Trezevant Manor
             Project, 6.00%, 8/1/16..............................       491,885
    500,000 Shelby County, Tennessee, 6.00%, 4/15/24.............       501,595
    300,000 Shelby County, Tennessee, 6.63%, 7/1/17, Callable
             12/1/06 @ 102.......................................       307,344
    500,000 Shelby County, Tennessee, 6.75%, 1/1/28, Callable
             12/1/06 @ 102.......................................       513,580
    500,000 South Fulton, Tennessee Industrial Development
             Revenue, 6.35%, 10/1/15, Callable 10/1/05 @102......       518,745
    310,000 South Fulton, Tennessee Industrial Revenue Authority,
             6.00%, 10/1/10, Callable 10/1/05 @102...............       319,542
    235,000 Tennessee Housing Development, 5.90%, 7/1/18.........       236,936
                                                                    -----------
                                                                     11,773,840
                                                                    -----------
 West Virginia (0.7%):
    125,000 Summers County, West Virginia, First Mortgage Gross
             Revenue Refunding, 7.25%, 10/1/09...................       128,885
                                                                    -----------
  Total Municipal Bonds                                              13,768,883
                                                                    -----------
 INVESTMENT COMPANIES (2.0%):
    372,984 Dreyfus Municipal Cash Management Plus...............       372,984
                                                                    -----------
  Total Investment Companies                                            372,984
                                                                    -----------

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997

 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 ALTERNATIVE MINIMUM TAX PAPER (17.8%):
 Oklahoma (1.7%):
 $  300,000 Oklahoma Development Finance Authority Revenue, First
             Mortgage, Bake Rite Income Project, 8.38%, 8/1/11...   $   306,384
                                                                    -----------
 Tennessee (16.1%):
    920,000 Loudon County, Tennessee Industrial Development
             Board, Solid Waste Disposal Revenue, Kimberly-Clark
             Corp. Project, 6.20%, 2/1/23........................       947,554
    100,000 Memphis Shelby County, Tennessee Airport Revenue,
             8.13%, 2/15/12, MBIA................................       104,200
    145,000 Tennessee Housing Development Agency Mortgage, Series
             A, 6.90%, 7/1/25....................................       152,637
    500,000 Tennessee Housing Development Agency Mortgage, Series
             C, 6.10%, 7/1/15....................................       510,885
    740,000 Tennessee Housing Development Agency, 7.05%, 7/1/20..       783,024
    440,000 Tennessee Housing Development, 6.45%, 7/1/21.........       457,415
                                                                    -----------
                                                                      2,955,715
                                                                    -----------
  Total Alternative Minimum Tax Paper                                 3,262,099
                                                                    -----------
  Total (Cost--$16,930,150)(a)                                      $17,403,966
                                                                    ===========

--------
Percentages indicated are based on net assets of $18,352,360.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation......................................... $489,617
      Unrealized depreciation.........................................  (15,801)
                                                                       --------
      Net unrealized appreciation..................................... $473,816
                                                                       ========

AMBAC--Insured by American Municipal Bond Assurance Corp.
FGIC--Insured by Financial Guaranty Insurance Corp.
FHA--Insured by Federal Housing Administration
GNMA--Insured by Government National Mortgage Assoc.
GO--General Obligation
LOC--Letter of Credit
MBIA--Insured by Municipal Bond Insurance Assoc.
PCR--Pollution Control Revenue

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997
1. ORGANIZATION:

 The Sessions Group (the "Group") was organized on April 25, 1988 as an Ohio business trust, and is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as an open-end management investment company. Between the date of organization and the dates of commencement of operations of the Riverside Capital Money Market Fund, the Riverside Capital Value Equity Fund, the Riverside Capital Growth Fund, the Riverside Capital Fixed Income Fund, the Riverside Capital Low Duration Government Securities Fund and the Riverside Capital Tennessee Municipal Obligations Fund (individually, a "Fund" and collectively, the "Funds"), each a series of the Group, the Funds earned no investment income and had no operations other than incurring organizational expenses and the sale of initial units of beneficial interest ("shares") of the Funds.

 The investment objective of the Money Market Fund is to seek current income with liquidity and stability of principal. The investment objective of the Value Equity Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The investment objective of the Growth Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The investment objective of the Fixed Income Fund is to seek current income as well as preservation of capital by investing in a portfolio of high grade fixed income securities. The investment objective of the Low Duration Government Securities Fund is to seek current income consistent with preservation of capital. The investment objectives of the Tennessee Municipal Obligations Fund are to seek (1) income which is exempt from federal income tax and Tennessee state income tax, and (2) preservation of capital.

 The Group is authorized to issue an unlimited number of shares without par value. Sales of shares of the Funds may be made to customers of National Bank of Commerce ("NBC") and its affiliates, to all accounts of correspondent banks of NBC and to the general public. NBC serves as investment adviser to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

 SECURITIES VALUATION:

 Investments of the Money Market Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

 Investments in common and preferred stocks of the Value Equity Fund, the Growth Fund, the Fixed Income Fund, the Low Duration Government Securities Fund, and the Tennessee Municipal Obligations Fund (collectively, "the variable net asset value funds"), are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in corporate bonds, municipal securities

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

 and U.S. Government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean of the latest bid and asked quotations in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. The variable net asset value funds may also use an independent pricing service approved by the Board of Trustees to value certain other securities. Such prices reflect market values which may be established through the use of electronic and matrix techniques. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Group's Board of Trustees. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

 SECURITY TRANSACTIONS AND RELATED INCOME:

 Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

 REPURCHASE AGREEMENTS:

 The Funds may acquire repurchase agreements from financial institutions such as banks and broker dealers which NBC deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

 REVERSE REPURCHASE AGREEMENTS:

 The Funds may borrow for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it places in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure such equivalent value is maintained at all times. The Funds did not have significant holdings in reverse repurchase agreements during the fiscal year.

 DERIVATIVES:

 A derivative is defined as a financial instrument whose value is derived from the performance of underlying assets, interest rates and currency exchange rates, or indices, and include (but are not limited to) structured debt obligations, interest rate and currency swaps, future contracts, options, and forward currency contracts. The variable net asset value funds may invest in structured debt obligations for the purpose of mitigating interest rate risk in that fund. Such structured debt obligations may have floating interest rates that reset to various indices, which may include swap rates or floors, and which reset at periodic intervals, as disclosed in the accompanying Schedules of Portfolio Investments. Risks of entering into such transactions include the potential inability of the dealer to meet their obligations and unanticipated movements in the value of the

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

 security or the underlying assets or indices. It is possible that the Funds may incur a loss as a result of their investments in derivative instruments. It is each Fund's policy to the extent that there exists no readily available market for such securities, that the investment will be treated as an illiquid security for purposes of calculating the Funds limitation on investments in illiquid securities as set forth in that Funds investment restrictions. The Funds did not have significant holdings in derivative investments during the fiscal year, as described above.

 DIVIDENDS TO SHAREHOLDERS:

 Dividends from net investment income are declared daily and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually for the Money Market Fund. Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed annually for the variable net asset value funds.

 Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, expiring capital loss carry forwards, and deferral of certain losses. The following reclassification has been made to the components of net assets of the Money Market Fund and Fixed Income Fund as of June 30, 1997, to more clearly reflect the differences between financial statement amounts available for distribution and the amounts available for distribution to comply with income tax regulations: a decrease in capital and a corresponding decrease in accumulated undistributed net realized losses on investment transactions in the amount of $175,344 and $150,000, respectively.

 FEDERAL INCOME TAXES:

 It is the policy of each of the Funds to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

 ORGANIZATION COSTS:

 All expenses in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Funds. Such expenses are amortized over a period of two years commencing with the date of the initial public offering (five years for the Tennessee Municipal Obligations Fund).

3. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the year ended June 30, 1997 are as follows:

                                                         PURCHASES     SALES
                                                        ----------- -----------
 Value Equity Fund..................................... $ 8,486,414 $26,983,657
 Growth Fund........................................... $ 7,537,463 $11,785,774
 Fixed Income Fund..................................... $46,649,671 $58,896,701
 Low Duration Government Securities Fund............... $ 7,346,080 $ 8,794,449
 Tennessee Municipal Obligations Fund.................. $ 7,099,444 $ 9,085,627

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

4. RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to the Funds by NBC. Under the terms of the investment advisory agreement, NBC's fees are computed daily as a percentage of the average net assets of each Fund. NBC has agreed that if the aggregate expenses of the Funds, as defined, for any fiscal year exceed limitations of any state having jurisdiction over the Funds, NBC will refund to the Funds, or otherwise bear, such excess. Such limitation did not affect the calculation of the investment advisory fees during the year ended June 30, 1997.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc.

 BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed daily as a percentage of the average net assets of each Fund. BISYS Ohio serves the Funds as transfer agent and fund accountant.

 The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees are used by BISYS to pay banks, including NBC, broker dealers and other institutions, or to reimburse BISYS or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares.

 The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include NBC, its correspondent and affiliated banks and BISYS, for providing ministerial, recordkeeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which may be paid under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average daily net asset value of a Fund.

 BISYS is also entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended June 30, 1997, BISYS received $2,486 from commissions earned on sales of shares of the variable net asset value funds, of which $246 was reallowed to affiliated broker/dealers.

 The Funds may and do invest available cash balances in the Group's Money Market Fund.

 Fees may be voluntarily reduced to assist the Funds in maintaining more competitive expense ratios.
                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

 Information regarding these transactions is as follows for the year ended June 30, 1997:

                                             MONEY       VALUE
                                             MARKET     EQUITY       GROWTH
                                              FUND       FUND         FUND
                                            --------  -----------  -----------
 INVESTMENT ADVISORY FEES:
 Annual fee before voluntary fee reductions      .35%    1.00% of     1.00% of
  (percentage of average net assets).......                 first        first
                                                      $50 million  $50 million
                                                          .75% of      .75% of
                                                        remaining    remaining
 Voluntary fee reductions..................       --           --     $216,357
 ADMINISTRATION FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets).......      .20%         .20%         .20%
 Voluntary fee reductions..................       --           --      $16,643
 12B-1 FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets).......      .25%         .25%         .25%
 Voluntary fee reductions.................. $139,417     $117,986      $56,419
 ADMINISTRATIVE SERVICES FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets).......      .25%         .25%         .25%
 Voluntary fee reductions.................. $148,375      $41,407      $13,481
 FUND ACCOUNTANT AND TRANSFER AGENT FEES...  $70,923      $76,087      $59,545

                                                        LOW DURATION  TENNESSEE
                                                FIXED    GOVERNMENT   MUNICIPAL
                                               INCOME    SECURITIES  OBLIGATIONS
                                                FUND       FUND         FUND
                                               -------  ------------ -----------
 INVESTMENT ADVISORY FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets)..........     .65%       .50%         .65%
 Voluntary fee reductions.....................      --    $35,860     $112,622
 ADMINISTRATION FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets)..........     .20%       .20%         .20%
 Voluntary fee reductions.....................      --     $3,586           --
 12B-1 FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets)..........     .25%       .25%         .25%
 Voluntary fee reductions..................... $47,135    $10,065      $18,800
 ADMINISTRATIVE SERVICES FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets)..........     .25%       .25%         .25%
 Voluntary fee reductions.....................  $3,307     $4,997      $20,618
 FUND ACCOUNTANT AND TRANSFER AGENT FEES...... $54,442    $51,984      $71,497

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

5. CAPITAL CONTRIBUTIONS

 During the year ended June 30, 1995, NBC purchased securities from the Fund for their carrying value of $14,199,150 plus accrued interest. The market value of these securities at the date of the sale to NBC was $13,667,783. During the year ended, June 30, 1997, NBC voluntarily contributed $134,389 of its investment advisory fees and BISYS voluntarily contributed $40,955 of its administrative fees to the Money Market Fund. During the years ended June 30, 1996 and June 30, 1995, NBC voluntarily contributed $124,984 and $97,370, respectively, of its investment advisory fees to the Money Market Fund. In addition, during the year June 30, 1996 BISYS contributed $13,327 of its administrative fees to the Money Market Fund. The voluntary contribution of investment advisory and administrative fees, and the difference between the market value and the carrying value of the securities on the transaction date are reflected in the accompanying financial statements as a capital contribution to the Fund.

 During the year ended June 30, 1997, NBC voluntarily contributed $150,000 to reimburse the Fixed Income Fund for a loss realized on the disposition of a bond issued by Montalbano Builders. In addition, NBC voluntarily established an Irrevocable Letter of Credit (LOC) with The Bank of New York on June 4, 1997, with the Fixed Income Fund as the beneficiary of the LOC, in order to support the value of two defaulted fixed income securities issued by Voyager Lines Private Placement and Ray & Ross Transport. Prior to the Letter of Credit NBC unconditionally and irrevocably committed to support the value of these fixed income securities. These fixed income securities are holdings of the Fixed Income Fund as of June 30, 1997.

 The stated amount of the LOC is the lesser of $4,500,000 or the aggregate amount of the unpaid par value and accrued interest on these defaulted fixed income securities ($2,934,688 on the date the Letter of Credit was established June 4, 1997). The Letter of Credit is payable to the Fixed Income Fund upon certain payment events which include: (1) the issuer of one or both of these fixed income securities has failed to repay the beneficiary the par value and accrued interest due under the securities on the original maturity date of the respective securities or such later date agreed to by the Fixed Income Fund; (2) the Fixed Income Fund sells one or both of these fixed income securities; or (3) one or both of these fixed income securities have been disposed of and the Fixed Income Fund has either not assented to such disposition or has revoked assent to such disposition.

 The stated amount of the LOC exceeded the fair value of these securities by $2,725,000 on the date the LOC was established. This amount, including accrued interest and contributed capital for the realized loss on the Montalbano Security, is accounted for in the accompanying financial statements as a capital contribution to the Fixed Income Fund.

6. FEDERAL INCOME TAXES:

 For federal income tax purposes, the following Funds have capital loss carryforwards as of June 30, 1997, which are available to offset future capital gains, if any:

                                                                AMOUNT   EXPIRES
                                                              ---------- -------
 Money Market Fund........................................... $   41,870  2004
 Fixed Income Fund...........................................  2,812,097  2003
                                                               2,114,706  2004
                                                               1,586,579  2005

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

                                                                 AMOUNT  EXPIRES
                                                                 ------- -------
 Low Duration Government Securities.............................   8,905  2003
                                                                  23,561  2004
                                                                   1,840  2005
 Tennessee Municipal Obligations Fund........................... 138,752  2003
                                                                 968,507  2004

7. ELIGIBLE DISTRIBUTIONS (UNAUDITED):

 The Group designates the following eligible distributions for the dividends received deduction for corporations:

                                                              VALUE
                                                              EQUITY    GROWTH
                                                               FUND      FUND
                                                            ---------- --------
 Dividend Income........................................... $1,556,172 $581,028
 Dividend Income Per Share................................. $    0.093 $  0.131

8. EXEMPT-INTEREST INCOME DESIGNATIONS (UNAUDITED):

 The Sessions Group designates the following exempt-interest income for the Tennessee Municipal Obligations Fund's taxable year ended June 30, 1997:

      Exempt-Interest Distributions................................... $973,731
      Exempt-Interest Distributions Per Share......................... $   0.42

 The percentage break-down of the exempt-interest income by state for the Tennessee Municipal Obligations Fund's taxable year ended June 30, 1997 was as follows:

      Alabama..........................................................    0.26%
      Arkansas.........................................................    0.04%
      Georgia..........................................................    2.28%
      Kansas...........................................................    0.63%
      Kentucky.........................................................    0.18%
      Louisiana........................................................    4.51%
      Oklahoma.........................................................    2.10%
      Pennsylvania.....................................................    2.48%
      Puerto Rico......................................................    0.81%
      South Carolina...................................................    1.19%
      Tennessee........................................................   83.39%
      West Virginia....................................................    1.82%
      Wyoming..........................................................    0.31%
                                                                         ------
                                                                         100.00%

 For the year ended June 30, 1997, 14.50% of the income earned by the Tennessee Municipal Obligations may be subject to the alternative minimum tax.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                       MONEY MARKET FUND
                          ---------------------------------------------------------
                                      YEAR ENDED JUNE 30,
                          ---------------------------------------------------------
                            1997         1996         1995         1994      1993
                          --------     --------     --------     --------  --------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........  $   1.00     $   1.00     $   1.00     $   1.00  $   1.00
                          --------     --------     --------     --------  --------
Investment Activities
  Net investment income.     0.044        0.046        0.044        0.026     0.032
  Net realized losses...       --           --        (0.004)         --        --
                          --------     --------     --------     --------  --------
    Total from Invest-
     ment
     Activities.........     0.044        0.046        0.040        0.026     0.032
                          --------     --------     --------     --------  --------
Distributions
  Net investment income.    (0.044)      (0.046)      (0.044)      (0.026)   (0.032)
                          --------     --------     --------     --------  --------
    Total Distributions.    (0.044)      (0.046)      (0.044)      (0.026)   (0.032)
                          --------     --------     --------     --------  --------
Capital transactions....       --           --         0.004          --        --
                          --------     --------     --------     --------  --------
NET ASSET VALUE, END OF
 PERIOD.................  $   1.00     $   1.00     $   1.00     $   1.00  $   1.00
                          ========     ========     ========     ========  ========
Total Return............      4.44%(a)     4.75%(a)     4.44%(a)     2.65%     3.20%
RATIOS/SUPPLEMENTAL DA-
 TA:
Net Assets, at end of
 period (000)...........  $140,174     $134,146     $157,904     $128,001  $141,840
Ratio of expenses to av-
 erage net assets.......      1.09%        0.99%        0.97%        0.95%     0.85%
Ratio of net investment
 income to average net
 assets.................      4.36%        4.65%        4.41%        2.62%     3.17%
Ratio of expenses to av-
 erage net assets*......      1.30%        1.20%        1.18%        1.09%     0.94%
Ratio of net investment
 income to average net
 assets*................      4.15%        4.44%        4.20%        2.48%     3.08%

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The capital contribution had no impact on the total return for the years ended June 30, 1995, June 30, 1996, and June 30, 1997.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                              VALUE EQUITY FUND
                                   -------------------------------------------
                                             YEAR ENDED JUNE 30,
                                   -------------------------------------------
                                    1997     1996     1995     1994     1993
                                   -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................... $ 14.54  $ 12.63  $ 12.67  $ 11.57  $ 11.04
                                   -------  -------  -------  -------  -------
Investment Activities
  Net investment income...........    0.09     0.14     0.14     0.07     0.21
  Net realized and unrealized
   gains on investments...........    3.06     2.40     0.76     1.28     0.96
                                   -------  -------  -------  -------  -------
    Total from Investment
     Activities...................    3.15     2.54     0.90     1.35     1.17
                                   -------  -------  -------  -------  -------
Distributions
  Net investment income...........   (0.10)   (0.14)   (0.13)   (0.06)   (0.22)
  In excess of net investment
   income.........................     --       --       --       --       --
  Net realized gains..............   (2.06)   (0.49)   (0.15)   (0.19)   (0.42)
  In excess of net realized gains.              --     (0.66)     --       --
                                   -------  -------  -------  -------  -------
    Total Distributions...........   (2.16)   (0.63)   (0.94)   (0.25)   (0.64)
                                   -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD.... $ 15.53  $ 14.54  $ 12.63  $ 12.67  $ 11.57
                                   =======  =======  =======  =======  =======
Total Return (excludes sales
 charges).........................   23.66%   20.50%    8.03%   11.76%   10.94%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period
 (000)............................ $79,564  $81,055  $80,264  $79,232  $52,629
Ratio of expenses to average net
 assets...........................    1.62%    1.58%    1.58%    1.36%    0.73%
Ratio of net investment income to
 average
 net assets.......................    0.61%    1.01%    1.13%    0.52%    1.84%
Ratio of expenses to average net
 assets*..........................    1.83%    1.79%    1.79%    1.74%    1.69%
Ratio of net investment income to
 average
 net assets*......................    0.40%    0.80%    0.92%    0.14%    0.88%
Portfolio turnover................   11.47%   27.89%   35.64%   62.17%   16.13%
Average commission rate paid (a).. $0.0604  $0.0605      --       --       --

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Represents the total dollar amount of commissions paid on portfolio equity transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged. Disclosure of these rates were not required until fiscal year 1996.

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                   GROWTH FUND
                                        ------------------------------------
                                                                   APRIL 15,
                                          YEAR ENDED JUNE 30,       1994 TO
                                        -------------------------  JUNE 30,
                                         1997     1996     1995    1994 (B)
                                        -------  -------  -------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD...  $14.01  $ 12.14  $  9.82   $10.00
                                        -------  -------  -------   ------
Investment Activities
  Net investment income................    0.16     0.18     0.16      --
  Net realized and unrealized gains
   (losses) on investments.............    3.92     2.13     2.30    (0.18)
                                        -------  -------  -------   ------
    Total from Investment Activities...    4.08     2.31     2.46    (0.18)
                                        -------  -------  -------   ------
Distributions
  Net investment income................   (0.16)   (0.18)   (0.14)     --
  In excess of net investment income...     --     (0.01)     --       --
  Net realized gains...................   (0.42)   (0.25)     --       --
                                        -------  -------  -------   ------
    Total Distributions................   (0.58)   (0.44)   (0.14)     --
                                        -------  -------  -------   ------
NET ASSET VALUE, END OF PERIOD.........  $17.51  $ 14.01  $ 12.14   $ 9.82
                                        =======  =======  =======   ======
Total Return (excludes sales charges)..   29.91%   19.35%   25.27%   (1.80)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)..... $37,405  $33,767  $21,485   $6,345
Ratio of expenses to average net
 assets................................    1.08%    1.05%    1.24%    2.59%(d)
Ratio of net investment income to
 average net assets....................    1.06%    1.37%    1.64%    0.25%(d)
Ratio of expenses to average net
 assets*...............................    1.99%    1.97%    2.51%    3.90%(d)
Ratio of net investment income (loss)
 to average net assets*................    0.15%    0.45%    0.37%   (1.07)%(d)
Portfolio turnover.....................   24.07%   31.22%   29.36%    0.00%
Average commissions rate paid (a)...... $0.0696  $0.0686      --       --

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Represents the total dollar amount of commissions paid on portfolio equity transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged. Disclosure of these rates were not required until fiscal year 1996.
(b)Period from commencement of operations.
(c)Not annualized.
(d)Annualized.
                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                           FIXED INCOME FUND
                                -----------------------------------------------
                                          YEAR ENDED JUNE 30,
                                -----------------------------------------------
                                 1997        1996     1995     1994      1993
                                -------     -------  -------  -------   -------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................  $  8.77     $  9.27  $  9.43  $ 10.44   $ 10.26
                                -------     -------  -------  -------   -------
Investment Activities
  Net investment income.......     0.57        0.59     0.58     0.57      0.68
  Net realized and unrealized
   gains (losses) on
   investments................    (1.39)      (0.48)   (0.15)   (0.76)     0.27
                                -------     -------  -------  -------   -------
    Total from Investment
     Activities...............     (.82)       0.11     0.43    (0.19)     0.95
                                -------     -------  -------  -------   -------
Distributions
  Net investment income.......    (0.56)      (0.58)   (0.58)   (0.57)    (0.69)
  In excess of net investment
   income.....................      --          --     (0.01)     --        --
  Net realized gains..........      --          --       --       --      (0.08)
  In excess of net realized
   gains......................      --        (0.03)     --     (0.25)      --
                                -------     -------  -------  -------   -------
    Total Distributions.......    (0.56)      (0.61)   (0.59)   (0.82)    (0.77)
                                -------     -------  -------  -------   -------
Capital Transactions..........  $  1.29         --       --       --        --
                                -------     -------  -------  -------   -------
NET ASSET VALUE, END OF
 PERIOD.......................  $  8.68     $  8.77  $  9.27  $  9.43   $ 10.44
                                =======     =======  =======  =======   =======
Total Return (excludes sales
 charges).....................     5.55%(a)    1.05%    4.82%   (2.20)%    9.64%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period
 (000)........................  $18,227     $28,847  $39,496  $42,309   $35,951
Ratio of expenses to average
 net assets...................     1.49%       1.48%    1.43%    1.37%     0.74%
Ratio of net investment income
 to average
 net assets...................     6.44%       6.32%    6.33%    5.61%     6.65%
Ratio of expenses to average
 net assets*..................     1.70%       1.69%    1.64%    1.70%     1.42%
Ratio of net investment income
 to average
 net assets*..................     6.23%       6.11%    6.12%    5.28%     5.97%
Portfolio turnover............   196.97%     363.84%  223.29%  328.44%   234.71%

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The total return for 1997 includes the effect of a capital contribution from the Investment Advisor. Without the capital contribution the total return would have been (12.33%).

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                              LOW DURATION GOVERNMENT
                                                  SECURITIES FUND
                                           ---------------------------------
                                                                   APRIL 15,
                                           YEAR ENDED JUNE 30,      1994 TO
                                           ----------------------  JUNE 30,
                                            1997    1996    1995   1994 (A)
                                           ------  ------  ------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD...... $ 9.95  $10.15  $ 9.93   $10.00
                                           ------  ------  ------   ------
Investment Activities
  Net investment income...................   0.54    0.53    0.56     0.07
  Net realized and unrealized gains
   (losses) on investments................   0.05   (0.20)   0.21    (0.08)
                                           ------  ------  ------   ------
    Total from Investment Activities......   0.59    0.33    0.77    (0.01)
                                           ------  ------  ------   ------
Distributions
  Net investment income...................  (0.54)  (0.53)  (0.55)   (0.06)
                                           ------  ------  ------   ------
    Total Distributions...................  (0.54)  (0.53)  (0.55)   (0.06)
                                           ------  ------  ------   ------
NET ASSET VALUE, END OF PERIOD............ $10.00  $ 9.95  $10.15   $ 9.93
                                           ======  ======  ======   ======
Total Return (excludes sales charges).....   6.12%   3.31%   8.03%   (0.13)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)........ $6,945  $7,461  $7,653   $7,692
Ratio of expenses to average net assets...   1.31%   1.44%   1.33%    2.85%(b)
Ratio of net investment income to average
 net assets...............................   5.39%   5.19%   5.67%    3.63%(b)
Ratio of expenses to average net assets*..   2.07%   2.20%   2.10%    3.67%(b)
Ratio of net investment income to average
 net assets*..............................   4.63%   4.43%   4.89%    2.81%(b)
Portfolio turnover........................ 104.79%  20.87%  34.47%   21.20%

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                 TENNESSEE MUNICIPAL OBLIGATIONS FUND
                              ------------------------------------------------
                                                                   NOVEMBER 4,
                                    YEAR ENDED JUNE 30,              1992 TO
                              ----------------------------------    JUNE 30,
                               1997     1996     1995     1994      1993 (A)
                              -------  -------  -------  -------   -----------
NET ASSET VALUE, BEGINNING
 OF PERIOD..................  $  9.76  $  9.84  $  9.81  $ 10.44     $ 10.00
                              -------  -------  -------  -------     -------
Investment Activities
  Net investment income.....     0.53     0.53     0.50     0.48        0.30
  Net realized and
   unrealized gains
   (losses) on investments..     0.17    (0.08)    0.03    (0.57)       0.43
                              -------  -------  -------  -------     -------
    Total from Investment
     Activities.............     0.70     0.45     0.53    (0.09)       0.73
                              -------  -------  -------  -------     -------
Distributions
  Net investment income.....    (0.51)   (0.53)   (0.50)   (0.48)      (0.29)
  In excess of net realized
   gains....................      --       --       --     (0.06)        --
                              -------  -------  -------  -------     -------
    Total Distributions.....    (0.51)   (0.53)   (0.50)   (0.54)      (0.29)
                              -------  -------  -------  -------     -------
NET ASSET VALUE, END OF
 PERIOD.....................  $  9.95  $  9.76  $  9.84  $  9.81     $ 10.44
                              =======  =======  =======  =======     =======
Total Return (excludes sales
 charges)...................     7.38%    4.67%    5.61%   (1.00)%      7.39%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period
 (000)......................  $18,352  $19,037  $20,827  $19,965     $17,425
Ratio of expenses to average
 net assets.................     1.10%    0.98%    1.12%    1.19%       0.82%(b)
Ratio of net investment
 income to average
 net assets.................     5.33%    5.40%    5.24%    4.67%       4.76%(b)
Ratio of expenses to average
 net assets*................     1.91%    1.83%    1.98%    1.99%       1.62%(b)
Ratio of net investment
 income to average
 net assets*................     4.52%    4.55%    4.38%    3.87%       3.96%(b)
Portfolio turnover..........    38.66%   60.76%   62.59%   86.57%      52.52%

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.

                       See notes to financial statements.

                                    APPENDIX

         COMMERCIAL PAPER RATINGS. Commercial paper ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debt considered short term in the relevant market. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Commercial paper rated A-2 by S&P indicates that capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 by S&P indicates adequate capacity for timely payment. Such paper is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Commercial paper rated B by S&P is regarded as having only speculative capacity for timely payment. Commercial paper rated C by S&P is regarded as short-term obligations with a doubtful capacity for payment. Commercial paper rated D by S&P is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         Moody's Investors Service, Inc.'s ("Moody's") commercial paper rating are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Commercial paper rated F-1+ by Fitch Investors Service ("Fitch") is regarded as having the strongest degree of assurance for timely payments. Commercial paper rated F-1 by Fitch is regarded as having an assurance of timely payment only slightly less than the strongest rating, i.e., F-1+. Commercial paper rated F-2 by Fitch is regarded as having a satisfactory degree of assurance of timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings. Commercial paper rated F-3 by Fitch is regarded as having characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade. Commercial paper rated F-S by Fitch is regarded as having characteristics suggesting a minimal degree of assurance for timely payment and is vulnerable to near term adverse changes in financial and economic conditions. Commercial paper rated D by Fitch is in actual or imminent payment default.

         The description of the three highest short-term debt ratings by Duff & Phelps, Inc. ("Duff") (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category) are as follows. Duff 1+ is regarded as having the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 is regarded as having a very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1- is regarded as having a high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are minor. Duff 2 is regarded as having a good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 is regarded as having a satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 is considered as having speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation. Duff 5 indicates that the issuer has failed to meet scheduled principal and/or interest payments.

         Commercial paper rated A1 by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA") is regarded by IBCA as obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned. Obligations rated A2 are supported by a good capacity for timely repayment. Obligations rated A3 are supported by a satisfactory capacity for timely repayment. Obligations rated B are those for which there is an uncertainty as to the capacity to ensure timely repayment. Obligations rated C are those for which there is a high risk of default or which are currently in default.

         The following summarizes the description of the three highest short-term ratings of Thomson BankWatch, Inc. ("Thomson"). TBW-1 is the highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category indicating that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1." TBW-3 is the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate. TBW-4 is the lowest rating category and is regarded as non-investment grade and therefore speculative.

         The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.

         CORPORATE DEBT RATINGS. A S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         The following summarizes the four highest ratings used by Moody's for corporate debt. Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers (1, 2, and 3) with respect to bonds rated Aa through Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

         The following summarizes the four highest long-term debt ratings by Duff. Debt rated AAA has the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated AA has a high credit quality and protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated A has protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated BBB has below average protection factors but is still considered sufficient for prudent investment. However, there is considerable variability in risk during economic cycles.

         To provide more detailed indications of credit quality, the ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         The following summarizes the four highest long-term debt ratings by Fitch (except for AAA ratings, plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category). Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "F-1+." Bonds rated as A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings for these bonds will fall below investment grade is higher than for bonds with higher ratings.

         The following summarizes IBCA's four highest long-term debt ratings. Obligations rated AAA are those for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA are those for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly. Obligations rated A are those for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations rated BBB are those for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic, or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         The following summarizes Thomson's description of its four highest long-term debt ratings (Thomson may include a plus (+) or minus (-) designation to indicate where within the respective category the issue is placed). AAA is the highest category and indicates that the ability to repay principal and interest on a timely basis is very high. AA is the second highest category and indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. A is the third highest category and indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB is the lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Municipal Obligations Ratings
-----------------------------

         The following summarizes the three highest ratings used by Moody's for state and municipal short-term obligations. Obligations bearing MIG-1 or VMIG-1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2 or VMIG-2 denote high quality with ample margins of protection although not so large as in the preceding rating group. Obligations bearing MIG-3 or VMIG-3 denote favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         S&P SP-1, SP-2, and SP-3 municipal note ratings (the three highest ratings assigned) are described as follows:

                  "SP-1": Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

                  "SP-2": Satisfactory capacity to pay principal and interest.

                  "SP-3": Speculative capacity to pay principal and interest.

         The following summarizes the four highest ratings used by Moody's for state and municipal bonds:

                  "Aaa": Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa": Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  "A": Bonds which possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa": Bonds which are considered as medium grade obligations, i.e, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         The following summarizes the four highest ratings used by S&P for state and municipal bonds:

                  "AAA": Debt which has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                  "AA": Debt which has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

                  "A": Debt which has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                  "BBB": Debt which has adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

Definitions of Certain Money Market Instruments
-----------------------------------------------

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations of the U.S. Government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal

Farm Credit Banks, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government- sponsored instrumentalities if it is not obligated to do so by law.

                   1st Source Monogram Diversified Equity Fund

                     1st Source Monogram Income Equity Fund

                     1st Source Monogram Special Equity Fund

                         1st Source Monogram Income Fund

                         Each an Investment Portfolio of

                               THE SESSIONS GROUP



                       Statement of Additional Information


                                October 31, 1997




         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectus (the "Prospectus") of 1st Source Monogram Diversified Equity Fund (the "Diversified Equity Fund"), 1st Source Monogram Income Equity Fund (the "Income Equity Fund"), 1st Source Monogram Special Equity Fund (the "Special Equity Fund") and 1st Source Monogram Income Fund (the "Income Fund") (the Diversified Equity Fund, the Income Equity Fund, the Special Equity Fund and the Income Fund are hereinafter collectively referred to as the "Funds" and individually as a "Fund"), dated the date hereof. The Funds are four funds of The Sessions Group (the "Group"). This Statement of Additional Information is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 766-8938.

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               Page
                                                                                                               ----

THE SESSIONS GROUP............................................................................................  B-1


INVESTMENT OBJECTIVES AND POLICIES............................................................................  B-1

         Additional Information on Portfolio Instruments......................................................  B-1
         Investment Restrictions..............................................................................  B-1
         Portfolio Turnover................................................................................... B-10

NET ASSET VALUE............................................................................................... B-11

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................................................ B-12

MANAGEMENT OF THE GROUP....................................................................................... B-12

         Trustees and Officers................................................................................ B-13
         Investment Adviser................................................................................... B-13
         Portfolio Transactions............................................................................... B-15
         Glass-Steagall Act................................................................................... B-19
         Administrator........................................................................................ B-21
         Distributor.......................................................................................... B-22
         Administrative Services Plan......................................................................... B-24
         Custodian............................................................................................ B-26
         Transfer Agency and Fund Accounting Services......................................................... B-27
         Auditors ............................................................................................ B-27
         Legal Counsel........................................................................................ B-29

ADDITIONAL INFORMATION........................................................................................ B-29

         Description of Shares................................................................................ B-29
         Additional Tax Information........................................................................... B-31
         Yield................................................................................................ B-34
         Calculation of Total Return.......................................................................... B-34
         Distribution Rates................................................................................... B-35
         Performance Comparisons.............................................................................. B-35
         Miscellaneous........................................................................................ B-36

FINANCIAL STATEMENTS.......................................................................................... B-38


APPENDIX .....................................................................................................  A-1

                       STATEMENT OF ADDITIONAL INFORMATION


                               THE SESSIONS GROUP


         The Sessions Group (the "Group") is an open-end management investment company which currently offers 17 separate investment portfolios. This Statement of Additional Information deals with four of such portfolios, 1st Source Monogram Diversified Equity Fund (the "Diversified Equity Fund"), 1st Source Monogram Income Equity Fund (the "Income Equity Fund"), 1st Source Monogram Special Equity Fund (the "Special Equity Fund") and 1st Source Monogram Income Fund (the "Income Fund"), each a diversified portfolio of the Group (the Diversified Equity Fund, the Income Equity Fund, the Special Equity Fund and the Income Fund are hereinafter collectively referred to as the "Funds" and individually as a "Fund").


         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus. No investment in Shares of a Fund should be made without first reading the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information on Portfolio Instruments
-----------------------------------------------

         The following policies supplement the investment objectives and policies of each Fund as set forth in the Prospectus.


         BANK OBLIGATIONS. Each of the Funds may invest in bank obligations such as bankers' acceptances, certificates of deposit, and demand and time deposits.


         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and demand and time deposits will be those of domestic banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.


         The Funds will purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate nationally recognized statistical rating organizations ("NRSRO") (e.g., Standard & Poor's Corporation and Moody's Investors Service, Inc.) in one of the two highest rating categories for short-term debt obligations. The Funds may also invest in commercial paper that is not rated but that is determined by the Adviser or the applicable Sub-Adviser, as the case may be, to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of the NRSROs, see the Appendix.


         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Income Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must satisfy, for purchase by the Income Fund, the same criteria as set forth above for commercial paper for such Fund. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

         FOREIGN INVESTMENT. Investments in securities issued by foreign issuers, including ADRs, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. A Fund will acquire such securities only when the Adviser or the applicable Sub-Adviser, as the case may be, believes the risks associated with such investments are minimal.

         U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.


         VARIABLE AND FLOATING RATE SECURITIES. The Income Fund may acquire variable and floating rate securities, subject to such Fund's investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such securities are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by the Income Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under such Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by the Income Fund, the Income Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Income Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and the Income Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such security and the Income Fund is not entitled to receive the principal amount of a note within seven days, such a security will be treated as an illiquid security for purposes of calculation of such Fund's limitation on investments in illiquid securities, as set forth in the Income Fund's investment restrictions. Variable or floating rate securities may be secured by bank letters of credit.

         RESTRICTED SECURITIES. Securities in which the Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Group, the Adviser or Subadviser, as the case may be, has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. Each Fund will limit its investment in Section 4(2) securities to not more than 10% of its net assets.

         OPTIONS TRADING. Each Fund may purchase and write (sell) put and call options. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Put and call options purchased by the Funds will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.


         When a Fund writes a call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between bid and asked price. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.


         Each Fund may also purchase or sell (write) index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         FUTURE CONTRACTS. As discussed in the Prospectus, each of the Funds may enter into futures contracts. This investment technique is designed primarily to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.


         The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.


         Futures transactions involve brokerage costs and require a Fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities, to cover its performance under such contracts. A Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.


         REGULATORY RESTRICTIONS. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, a Fund will maintain in a segregated account cash or liquid securities equal to the value of such contracts.


         To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by such Fund plus premiums paid by it for open options on futures would exceed 5% of such Fund's total assets. A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase.


         WHEN-ISSUED SECURITIES. As discussed in the Prospectus, the Income Fund may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When such Fund agrees to purchase securities on a "when-issued" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Income Fund's custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, such Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Income Fund's commitment. It may be expected that the Income Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Income Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, the Income Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets.

         When the Income Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Income Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Income Fund will engage in "when-issued" delivery transactions only for the purpose of acquiring portfolio securities consistent with such Fund's investment objectives and policies and not for investment leverage.


         MORTGAGE-RELATED SECURITIES. The Income Fund may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or issued by nongovernmental entities.

         Mortgage-related securities, for purposes of the Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Income Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Income Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Income Fund will receive when these amounts are reinvested.

         The Income Fund may also invest in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage- related securities will be purchased only if rated in the three highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Adviser deems to be of comparable quality.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage- related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government- sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         REPURCHASE AGREEMENTS. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from banks and registered broker-dealers which the Adviser or the applicable Sub-Adviser, as the case may be, deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). This requirement will be continually monitored by the Adviser. If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Group believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Group if presented with the question. Securities subject to repurchase agreements will be held by that Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.


         REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectus, each of the Funds may borrow funds by entering into reverse repurchase agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.


         SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than

10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by such Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that such Fund bears directly in connection with its own operations. Investment companies in which the Funds may investment may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by such Fund and, therefore, will be borne directly by shareholders.

Investment Restrictions
-----------------------

         Each Fund's investment objective is a non-fundamental policy and may be changed without a vote of the holders of a majority of such Fund's outstanding Shares. In addition to the fundamental investment policies listed in the Prospectus, the following investment restrictions may be changed with respect to a particular Fund only by a vote of the majority of the outstanding Shares of that Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares").

         In addition to the investment restrictions set forth in the Prospectus, each of the Funds may not:

         1. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions;

         2. Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities;"

         3. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction); and

         4. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

         The following additional investment restrictions may be changed without the vote of a majority of the outstanding Shares of a Fund. Each Fund may not:

         1. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, or pursuant to any exemptions therefrom;


         2. Engage in any short sales; and

         3. Mortgage or hypothecate the Fund's assets in excess of one-third of the Fund's total assets.


         If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in such Fund's Prospectus for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, such Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

Portfolio Turnover
------------------

         The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.


         The portfolio turnover rates for each of the Diversified Equity Fund, the Income Equity Fund, the Special Equity Fund, and the Income Fund for the fiscal period ended June 30, 1997, were 76.54%, 38.49%, 152.81% and 118.33%, respectively.


         The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's Shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

                                 NET ASSET VALUE


         As indicated in the Prospectus, the net asset value of each Fund is determined and the Shares of each Fund are priced as of the Valuation Time on each Business Day of that Fund. A "Business Day" of a Fund is a day on which the New York Stock Exchange is open for trading and any other day (other than a day on which no Shares of that Fund are tendered for redemption and no order to purchase any Shares of that Fund is received) during which there is sufficient trading in portfolio instruments that such Fund's net asset value per share might be materially affected. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.


         Investments in securities for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities are normally traded. Unlisted securities for which market quotations are readily available are valued at such market value. Securities and other assets for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Trustees of the Group. Short-term securities (i.e., with maturities of 60 days or less) are valued at either amortized cost or original cost plus accrued interest, which approximates current value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of each of the Funds are sold on a continuous basis by BISYS, and BISYS has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from BISYS, Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at the Adviser or the Adviser's affiliated entities (collectively, "Entities"). Customers purchasing Shares of the Funds may include officers, directors, or employees of the Adviser or the Entities.

         The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or
(d) an emergency exists as a result of which (i) disposal by the Group of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Group to determine the fair value of its net assets.

                             MANAGEMENT OF THE GROUP

Trustees and Officers
---------------------

         Overall responsibility for management of the Group rests with its Board of Trustees. The Trustees elect the officers of the Group to supervise actively its day-to-day operations.

         The names of the Trustees and officers of the Group, their addresses, and principal occupations during the past five years are as follows:

                                    Position(s) Held              Principal Occupation
Name and Address                    With the Group                During Past 5 Years
----------------                    --------------                -------------------

Walter B. Grimm*                    Chairman,                     From June, 1992 to present,
3435 Stelzer Road                   President and                 employee of BISYS Fund
Columbus, Ohio  43219               Trustee                       Services Limited
Age:  52                                                          Partnership.

Nancy E. Converse*                  Trustee and                   Since July, 1990, employee
3435 Stelzer Road                   Assistant                     of BISYS Fund Services
Columbus, Ohio 43219                Secretary                     Limited Partnership.
Age:  48

Maurice G. Stark                    Trustee                       Consultant with Battelle
505 King Avenue                                                   Memorial Institute; from 1979
Columbus, Ohio 43201                                              to December, 1994, Vice
Age: 62                                                           President-Finance and Chief
                                                                  Financial Officer, Battelle
                                                                  Memorial Institute
                                                                  (scientific research and
                                                                  development service
                                                                  corporation).

James H. Woodward, Ph.D.            Trustee                       Since July 1989, Chancellor
The University of North                                           of The University of North
Carolina at Charlotte                                             Carolina at Charlotte.
Charlotte, NC 28223
Age:  57

Chalmers P. Wylie                   Trustee                       From April, 1993 to present,
754 Stonewood Court                                               of Counsel with Kegler,
Columbus, Ohio 43235                                              Brown, Hill & Ritter (law
Age:  76                                                          firm); from January, 1993 to
                                                                  present, Adjunct Professor
                                                                  at The Ohio State
                                                                  University; from January,
                                                                  1967 to January, 1993,
                                                                  Member of the United States
                                                                  House of Representatives for
                                                                  the 15th District.



J. David Huber                      Vice President                Since January, 1996,
3435 Stelzer Road                                                 President of BISYS Fund
Columbus, Ohio 43219                                              Services Limited
Age:  51                                                          Partnership; from June, 1987
                                                                  to December, 1995, employee
                                                                  of BISYS Fund Services
                                                                  Limited Partnership.

William J. Tomko                    Vice President                From April, 1987 to present,
3435 Stelzer Road                                                 employee of BISYS Fund
Columbus, Ohio 43219                                              Services Limited
Age:  39                                                          Partnership.

Thresa B. Dewar                     Treasurer                     From March, 1997 to present,
3435 Stelzer Road                                                 employee of BISYS Fund
Columbus, Ohio 43219                                              Services Limited
Age:  43                                                          Partnership; prior thereto,
                                                                  Vice President and
                                                                  Controller of Federated
                                                                  Administrative Services, Inc.
                                                                  (investment management firm).

George L. Stevens                   Secretary                     From September, 1996 to
3435 Stelzer Road                                                 present, employee of BISYS
Columbus, Ohio 43219                                              Fund Services Limited
Age:  46                                                          Partnership; from September,
                                                                  1995 to August, 1996,
                                                                  consultant on bank
                                                                  investment products and
                                                                  activities; from June, 1980
                                                                  to September, 1995, employee
                                                                  of AmSouth Bank.

Alaina V. Metz                      Assistant                     From June, 1995 to present,
3435 Stelzer Road                   Secretary                     employee of BISYS Fund
Columbus, Ohio 43219                                              Services Limited
Age:  30                                                          Partnership; prior to June,
                                                                  1995, supervisor of Blue
                                                                  Sky Compliance at Alliance
                                                                  Capital Management, L.P.
                                                                  (investment management
                                                                  firm).



-------------------

         *Mr. Grimm and Ms. Converse are each considered to be an "interested person" of the Group as defined in the 1940 Act.

         As of the date of this Statement of Additional Information, the Group's officers and trustees, as a group, own less than 1% of any Fund's Shares.

         No officer or employee of BISYS or BISYS Fund Services, Inc. receives any compensation from the Group for acting as trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Funds for acting as Administrator and pursuant to the Distribution and Shareholder Service Plan described below, and may receive fees pursuant to the Administrative Services Plan described below. BISYS Fund Services, Inc. receives fees from the Funds for acting as transfer agent and for providing certain fund accounting services. Ms. Converse, Ms. Dewar and Ms. Metz and Messrs. Grimm, Huber, Tomko and Stevens are employees of BISYS.

         The following table sets forth information regarding all compensation paid by the Group to its Trustees for their services as trustees during the fiscal year ended June 30, 1997. The Group has no pension or retirement plans.

                               COMPENSATION TABLE

                                            Aggregate                           Total Compensation
Name and Position                           Compensation                        From the Group
With the Group                              From the Group                      and the Fund Complex*
--------------                              --------------                      ---------------------

Walter B. Grimm                             $0                                  $0
Trustee

Nancy E. Converse                           $0                                  $0
Trustee

Maurice G. Stark                            $14,473                             $14,473
Trustee

James H. Woodward, Ph.D.                    $16,162                             $16,162
Trustee

Chalmers P. Wylie                           $14,973                             $14,973
Trustee


----------------

         *For purposes of this Table, Fund Complex means one or more mutual funds, including the Funds, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related.

Investment Adviser
------------------

         Investment advisory and management services are provided to the Funds of the Group by 1st Source Bank (the "Adviser"), pursuant to an Investment Advisory Agreement dated as of August 20, 1996. Under the terms of the Investment Advisory Agreement, the Adviser has agreed to provide, either directly or through one or more subadvisers, investment advisory services as described in the Prospectus of the Funds. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, each Fund pays the Adviser a fee, computed daily and paid monthly, at the following annual rates:
(1) for the Diversified Equity Fund, one hundred ten one-hundredths of one percent (1.10%) of such Fund's average daily net assets; (2) for both the Income Equity Fund and the Special Equity Fund, eighty one-hundredths of one percent

(0.80%) of such Fund's average daily net assets; and (3) for the Income Fund, fifty-five one-hundredths of one percent (0.55%) of such Fund's average daily net assets. The Adviser may from time to time voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends.

         For the fiscal period ended June 30, 1997, the Adviser earned the amounts indicated below with respect to its investment advisory services to the indicated Funds pursuant to the Investment Advisory Agreement.


                                          Fiscal Period Ended
                                            June 30, 1997(1)
                                          -------------------

Diversified Equity Fund                         $579,272

Income Equity Fund                              207,742

Special Equity Fund                             166,740

Income Fund                                     210,181

----------------------

1 Commenced operations September 23, 1996, September 25, 1996, September 20, 1996 and September 24, 1996, respectively.


         Unless sooner terminated, the Investment Advisory Agreement will continue in effect until August 20, 1998, and year to year thereafter for successive annual periods ending on August 20, if, as to each Fund, such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of the relevant Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Funds' Prospectus), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

         The Adviser has licensed the name "1st Source Monogram" to the Funds on a royalty-free basis, and the Adviser has reserved to itself the right to grant the non-exclusive right to use the name "1st Source Monogram" to any other person. At such time as the Investment Advisory Agreement is no longer in effect, the Adviser may require the Funds to cease using the name "1st Source Monogram."

Subadvisers
-----------

         Pursuant to the terms of the Investment Advisory Agreement, the Adviser has entered into three separate Sub-Investment Advisory Agreements each dated as of August 20, 1996 (collectively, the "Sub-Advisory Agreements"). The first Sub-Advisory Agreement is with Miller Anderson & Sherrerd LLP, One Tower Bridge, Suite 1100, West Conshohocken, Pennsylvania 19428 ("Miller Anderson"). The second Sub-Advisory Agreement is with Loomis, Sayles & Company, L.P., 3 First National Plaza, Suite 5450, Chicago, Illinois 60600 ("Loomis"). The third Sub-Advisory Agreement is with Columbus Circle Investors, One Station Place, Stamford, Connecticut 06902 ("Columbus"). Pursuant to the terms of such Sub-Investment Advisory Agreements, Miller Anderson, Loomis and Columbus have each been retained by the Adviser to manage the investment and reinvestment of a portion the assets of the Diversified Equity Fund, subject to the direction and control of the Adviser and the Group's Board of Trustees.

         Under this arrangement, the Sub-Advisers are responsible for the day-to-day management of the Diversified Equity Fund's assets, investment performance, policies and guidelines, and maintaining certain books and records, and the Adviser is responsible for selecting and monitoring the performance of each of the Sub- Advisers, and for reporting the activities of the Sub-Advisers in managing the Diversified Equity Fund to the Group's Board of Trustees.

         For their services provided and expenses assumed pursuant to their respective Sub-Investment Advisory Agreement with the Adviser, the Sub-Advisers receive from the Adviser a fee (computed daily and paid monthly as a percentage of the Diversified Equity Fund's average daily net assets managed by that Sub-Adviser) at the following annual rates: for Miller Anderson, 0.625% up to $25,000,000 and 0.375% of the excess over $25,000,000; for Loomis, 0.65% up to
$5,000,000 and 0.50% of the excess over $5,000,000; and for Columbus, 1.00% up to $10,000,000 and 0.50% of the excess over $10,000,000.

         Miller Anderson was founded in 1969 and is wholly owned by Morgan Stanley, Dean Witter, Discover & Co.

         Loomis was founded in 1926 and established its Chicago office in 1952. Loomis' sole general partner is Loomis, Sayles & Company, Incorporated.


         Columbus was founded in 1975 and is a sub-partnership of PIMCO Advisors L.P., a publicly held limited partnership whose general partner is owned by Pacific Mutual Life Insurance Company and the managing directors of one of the subpartnerships of PIMCO Advisors L.P.


         For the fiscal period ended June 30, 1997, the Subadvisers earned the amounts indicated below with respect to their subinvestment advisory services to the Diversified Equity Fund pursuant to the Sub-Investment Advisory Agreements:

                                                         Fiscal Period Ended
Sub-Adviser                                               June 30, 1997(1)
-----------                                               ----------------

Miller Anderson                                               $109,119

Loomis                                                          89,219

Columbus                                                       121,527

----------------------

1        Commenced operations September 23, 1996.


         Unless sooner terminated, each of the Sub-Investment Advisory Agreements continue in effect as to the Diversified Equity Fund until August 20, 1998, and thereafter for successive one-year periods ending August 20 of each year if such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Funds' Prospectus), and a majority of the Trustees who are not parties to the Sub-Investment Advisory Agreements or interested persons (as defined in the 1940 Act) of any party to the Sub-Investment Advisory Agreements by votes cast in person at a meeting called for such purpose. Each of the Sub-Investment Advisory Agreements are terminable as to the Diversified Equity Fund at any time on 60 days' written notice without penalty by the Fund, by vote of a majority of the outstanding shares of that Fund, or on 60 days' prior written notice from the Subadviser. Such Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

         Each of the Sub-Investment Advisory Agreements provide that the respective Sub-Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Group in connection with the performance of their duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the respective Sub-Advisers in the performance of their duties, or from reckless disregard of their duties and obligations thereunder.

Portfolio Transactions
----------------------

         Pursuant to the Investment Advisory Agreement with respect to each Fund, other than the Diversified Equity Fund, the Adviser determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with each such Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Pursuant to the Sub-Investment Advisory Agreements, the Sub-Advisers determine, subject to the supervision of the Adviser and the overall general supervision of the Group's Board of Trustees and in accordance with the Diversified Equity Fund's investment objectives and policies, which securities are to be purchases and sold by such Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions.


         Purchases and sales of portfolio securities with respect to the Income Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price.


         Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Group, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

         Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser or the applicable Sub-Adviser, as the case may be, in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser or the applicable Sub-Adviser, as the case may be, may receive orders for transactions on behalf of the Funds. The Adviser and each Sub-Adviser are authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing each such Fund's brokerage transactions which is in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, the Adviser or Sub-Adviser, as the case may be, determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of that particular transaction or in terms of all of the accounts over which it exercises investment discretion. Any such research and other statistical and factual information provided by brokers to a Fund or to the Adviser or Sub-Adviser, as the case may be, is considered to be in addition to and not in lieu of services required to be performed by such Adviser or Sub-Adviser under its respective agreement regarding management of the Fund. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Funds and other clients of the Adviser or Sub-Adviser, as the case may be, who may indirectly benefit from the availability of such information. Similarly, the Funds may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Investment Advisory Agreement and Sub-Advisory Agreements, the Adviser and Sub-Advisers are permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event the Adviser and/or the Sub-Advisers do follow such a practice, they will do so on a basis which is fair and equitable to the Group and the Funds.


         While the Adviser and the Sub-Advisers generally seek competitive commissions, the Group may not necessarily pay the lowest commission available on each brokerage transaction, for reasons discussed above. For the fiscal period ended June 30, 1997, the Funds paid the following brokerage commissions in connection with their respective portfolio transactions:

          Fund                            Brokerage Commissions
          ----                            ---------------------

Diversified Equity Fund                            $88,731

Income Equity Fund                                  81,914

Special Equity Fund                                 61,590

Income Fund                                           0



         Except as otherwise disclosed to the Shareholders of the Funds and as permitted by applicable laws, rules and regulations, the Group will not, on behalf of the Funds, execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, the Sub-Advisers, BISYS, or their affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for each Fund are made independently from those for the other Funds, other funds of the Group or any other investment company or account managed by the Adviser or any of the Sub-Advisers. Any such other fund, investment company or account may also invest in the same securities as the Group on behalf of the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund of the Group, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser or the Sub-Adviser, as the case may be, believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser and the Sub-Advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement and the Sub- Advisory Agreements, in making investment recommendations for the Funds, neither the Adviser nor any Sub-Adviser will inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Group is a customer of the Adviser, any Sub-Adviser, any of their parents or subsidiaries or affiliates and, in dealing with its customers, the Adviser, the Sub-Advisers, their respective parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds or any other fund of the Group.


         For the fiscal period ended June 30, 1997, the Diversified Equity Fund held securities of its regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies. As of June 30, 1997, such Fund held $406,000 of common stock of Merrill, Lynch, Pierce, Fenner & Smith.


Glass-Steagall Act
------------------

         In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

         The Adviser believes that it possesses the legal authority to perform the services for the Funds contemplated by the Prospectus, this Statement of Additional Information and the Investment Advisory Agreement without violation of applicable statutes and regulations. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Adviser from continuing to perform such services for the Group. In addition, current state securities laws on the issue of the registration of banks as brokers or dealers may differ from the interpretation of federal law, and banks and financial institutions may be required to register as dealers pursuant to the laws of a specific state. Depending upon the nature of any changes in the services which could be provided by the Adviser, the Board of Trustees of the Group would review the Group's relationship with the Adviser and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the Adviser and/or the Adviser's affiliated and correspondent banks in connection with Customer purchases of Shares of any of the Funds, those banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Group's method of operations would affect its net asset value per share or result in financial losses to any Customer.

Administrator
-------------

         BISYS serves as administrator (the "Administrator") to the Funds pursuant to a Management and Administration Agreement dated as of August 20, 1996 (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by the Adviser under the Investment Advisory Agreement, by the Sub-Advisers under the Sub-Advisory Agreements, by The Fifth Third Bank under the Custody Agreement and by BISYS Fund Services, Inc. under the Transfer Agency Agreement and Fund Accounting Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.


         Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, assist the Group or its designee in the preparation of, and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; assist to the extent requested by the Group with the Group's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Funds' operations other than those performed by the Adviser under the Investment Advisory Agreement, by the Sub-Advisers under the Sub-Investment Advisory Agreements, by The Fifth Third Bank under the Custody Agreement and by BISYS Fund Services, Inc. under the Transfer Agency and Fund Accounting Agreements. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.


         The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, equal to a fee calculated daily and paid periodically, at the annual rate equal to twenty one-hundredths of one percent (.20%) of that Fund's average daily net assets.


         For the fiscal period ended June 30, 1997, the Administrator earned and voluntarily waived the amounts indicated below with respect to its services to the indicated Funds pursuant to the Administration Agreement:

                                         Fiscal Period Ended
                                          June 30, 1997(1)
                                         -------------------

                                       Fees                 Fees
                                      Earned               Waived

Diversified Equity Fund              $105,323                --

Income Equity Fund                     51,936                --

Special Equity Fund                    41,685            $2,171

Income Fund                            76,430                --

----------------------

1 Commenced operations September 23, 1996, September 25, 1996, September 20, 1996 and September 24, 1996, respectively.


         Unless sooner terminated as provided therein, the Administration Agreement has an initial term expiring on August 20, 1999. The Administration Agreement thereafter shall be renewed automatically for successive one-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Distributor
-----------

         BISYS serves as agent for each of the Funds in the distribution of its Shares pursuant to a Distribution Agreement dated as of August 20, 1996 (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement will continue in effect until August 20, 1998, and year to year thereafter for successive annual periods ending on August 20, if, as to each Fund, such continuance is approved at least annually by (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         In its capacity as Distributor, BISYS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. BISYS receives no compensation under the Distribution Agreement with the Group, but may retain all or a portion of the sales charge imposed upon sales of Shares of each of the Funds.

         As described in the Prospectus, the Group has adopted a Distribution and Shareholder Service Plan (the "Plan") with respect to the Funds pursuant to Rule 12b-1 under the 1940 Act under which each Fund is authorized to pay BISYS in an amount not in excess, on an annual basis, of 0.25% of the average daily net asset value of the Shares of that Fund (the "12b-1 Fee"). Payments of the 12b-1 Fee to BISYS will be used (i) to compensate Participating Organizations (as defined below) for providing distribution assistance relating to a Fund's Shares, (ii) for promotional activities intended to result in the sale of Shares and distribution of prospectuses to other than current shareholders, and (iii) to compensate Participating Organizations for providing shareholder services with respect to their customers who are, from time to time, beneficial and record holders of Shares. Participating Organizations include banks (including affiliates of the Adviser), broker-dealers, the Adviser, BISYS and other institutions. Payments to such Participating Organizations may be made pursuant to agreements entered into with BISYS.

         As required by Rule 12b-1, the Plan was approved by the initial Shareholder of each of the Funds and by the Board of Trustees, including a majority of the Trustees who are not interested persons of any of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of majority of the outstanding Shares of that Fund. Any change in the Plan that would materially increase the distribution cost to a Fund requires Shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Group shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the Fund. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit each Fund and its Shareholders.

         The Board of Trustees of the Group believes that the Plan is in the best interests of each Fund since it encourages Fund growth and maintenance of Fund assets. As a Fund grows in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

         BISYS may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above.


         For the fiscal period ended June 30, 1997, the Funds incurred the following amounts pursuant to the Plan for payments to have been made to BISYS for certain distribution and shareholder services described above, all of which were voluntarily waived by BISYS:

                                     Fiscal Period Ended
                                       June 30, 1997(1)
                                     -------------------

                                        Fees Incurred

Diversified Equity Fund                   $131,653

Income Equity Fund                          64,713

Special Equity Fund                         52,106

Income Fund                                 95,550

----------------------

1 Commenced operations September 23, 1996, September 25, 1996, September 20, 1996 and September 24, 1996, respectively.


Administrative Services Plan
----------------------------

         As described in the Prospectus, the Group has also adopted an Administrative Services Plan (the "Services Plan") under which each Fund is authorized to pay certain financial institutions, including the Adviser, its correspondent and affiliated banks, and BISYS (a "Service Organization"), to provide certain ministerial, record keeping, and administrative support services to their customers who own of record or beneficially Shares in a Fund. Payments to such Service Organizations are made pursuant to Servicing Agreements between the Group and the Service Organization. The Services Plan authorizes each Fund to make payments to Service Organizations in an amount, on an annual basis, of up to 0.25% of the average daily net asset value of that Fund. The Services Plan has been approved by the Board of Trustees of the Group, including a majority of the Trustees who are not interested persons of the Group (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Services Plan or in any Servicing Agreements thereunder (the "Disinterested Trustees"). The Services Plan may be terminated as to a Fund by a vote of a majority of the Disinterested Trustees. The Trustees review quarterly a written report of the amounts expended pursuant to the Services Plan and the purposes for which such expenditures were made. The Services Plan may be amended by a vote of the Trustees, provided that any material amendments also require the vote of a majority of the Disinterested Trustees. For so long as the Services Plan is in effect, selection and nomination of those Disinterested Trustees shall be committed to the discretion of the Group's Disinterested Trustees. All Servicing Agreements may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Trustees. The Services Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board of Trustees, including a majority of the Disinterested Trustees. As of the date hereof, the Group has not entered into any such servicing agreements.

Custodian
---------

         The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263 (the "Custodian"), has been selected to serve as the Funds' custodian pursuant to the Custody Agreement dated as of August 20, 1996. The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments.

Transfer Agency and Fund Accounting Services
--------------------------------------------

         BISYS Fund Services, Inc. serves as transfer agent and dividend disbursing agent (the "Transfer Agent") for all of the Funds pursuant to the Transfer Agency Agreement dated as of August 20, 1996. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund's shareholders of record: maintenance of shareholder records for each of the Fund's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Funds on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record.


         For the fiscal period ended June 30, 1997, the Transfer Agent received the following fees for services as transfer agent for the Funds:

                                               Fiscal Period Ended
                                                 June 30, 1997(1)
                                               -------------------

Diversified Equity Fund                             $28,892

Income Equity Fund                                   23,797

Special Equity Fund                                  22,347

Income Fund                                          26,460

----------------------

1 Commenced operations September 23, 1996, September 25, 1996, September 20, 1996 and September 24, 1996, respectively.


         In addition, BISYS Fund Services, Inc. provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement dated as of August 20, 1996. BISYS Fund Services, Inc. receives a fee from each Fund for such services equal to the greater of (a) a fee computed at an annual rate of three one-hundredths of one percent (.03%) of that Fund's average daily net assets, or
(b) $50,000 minus the fee paid by such Fund under its Management and Administration Agreement with BISYS of the same date. Under such Agreement, BISYS Fund Services, Inc. maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Fund's custodian, affirmation to the Fund's custodian of all portfolio trades and cash settlements, verification and reconciliation with the Fund's custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

         For the fiscal period ended June 30, 1997, BISYS Fund Services, Inc. received the fees indicated below with respect to its fund accounting services to the indicated Funds:

                                              Fiscal Period Ended
                                                June 30, 1997(1)
                                              -------------------
Diversified Equity Fund                             $15,798

Income Equity Fund                                    7,790

Special Equity Fund                                   6,757

Income Fund                                          11,464

----------------------

1 Commenced operations September 23, 1996, September 25, 1996, September 20, 1996 and September 24, 1996, respectively.

Auditors
--------

         The financial statements for each of the Funds as of June 30, 1997, and for the periods indicated therein, appearing in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., 100 East Broad Street, Columbus, Ohio 43215, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting.


Legal Counsel
-------------

         Baker & Hostetler LLP, 65 East State Street, Columbus, Ohio 43215 is counsel to the Group and will pass upon the legality of the Shares offered hereby.

                             ADDITIONAL INFORMATION

Description of Shares
---------------------


         The Group is an Ohio business trust. The Group was organized on April 25, 1988, and the Group's Declaration of Trust was filed with the Secretary of State of Ohio on April 25, 1988. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Group presently has 17 series of shares, one of which represents interests in the Diversified Equity Fund, one of which represents interests in the Income Equity Fund, one of which represents interests in the Special Equity Fund and one of which represents interests in the Income Fund. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of a fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Group voting without regard to series.


         As of October 16, 1997, the following is the only entity known to the Group who owns of record or beneficially 5% or more of the outstanding Shares of any Fund: 1st Source Bank, P. O. Box 1602, South Bend, Indiana 46634 owned of record and beneficially 97.26% of the issued and outstanding Shares of the Income Fund, 96.47% of the issued and outstanding Shares of the Income Equity Fund, 98.00% of the issued and outstanding Shares of the Diversified Equity Fund and 95.53% of the issued and outstanding Shares of the Special Equity Fund.


Vote of a Majority of the Outstanding Shares
--------------------------------------------

         As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Share-holders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

Additional Tax Information
--------------------------


         Each of the Funds is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, each Fund must, among other things: diversify its investments within certain prescribed limits; derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and, in taxable years beginning on or before August 5, 1997, derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, future contracts or foreign currencies held less than three months. In addition, to utilize the tax provisions specially applicable to regulated investment companies, each Fund must distribute to its Shareholders at least 90% of its investment company taxable income for the year. In general, a Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net mid-term or net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.


         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, a Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its Shareholders). In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         It is expected that each Fund will distribute annually to Shareholders all or substantially all of the Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash.


         Distribution by a Fund of the excess of net mid-term or net long-term capital gain over net short-term capital loss is taxable to Shareholders as mid-term or long-term capital gain, respectively, in the year in which it is received, regardless of how long the Shareholder has held the Shares. Such distributions are not eligible for the dividends-received deduction.

         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

         Long-term capital gains of individuals are subject to a maximum tax rate of 20% (or 10% for individuals in the 15% ordinary income tax bracket). Mid-term capital gains of individuals are subject to tax at the same rates applicable to ordinary income; however, the tax rate on long-term capital gains of individuals cannot exceed 28%. Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward and deducted in future years. The holding period for mid-term capital gains is more than one year but not more than eighteen months; the holding period for long-term capital gains is more than eighteen months.


         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.


         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by the Fund for its taxable year that qualifies for the dividends received deduction. Because all of the Income Fund's net investment income is expected to be derived from earned interest, it is anticipated that no distributions from those Funds will qualify for the 70% dividends received deduction.


         Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities, if any. Since less than 50% in value of any one Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by such Fund.

         Each Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of a Fund, if such Shareholder (1) fails to furnish the Group with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Group that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.



         GENERAL. Information set forth in the Prospectus and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of Shares of a Fund. No attempt has been made to present a detailed explanation of the Federal income tax treatment of a Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation.

         In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

         Information as to the Federal income tax status of all distributions will be mailed annually to each Shareholder.


Yield
-----

         As summarized in the Prospectus under the heading "PERFORMANCE INFORMATION," yields of the Funds will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by a Fund Share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield will vary from time to time depending upon market conditions, the composition of the particular Fund's portfolio and operating expenses of the Group allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's Shares and to the relative risks associated with the investment objectives and policies of each of the Funds.

         For the 30-day period ended June 30, 1997, the yields for the Income Equity Fund and the Income Fund were 1.78% and 5.38%, respectively, assuming the imposition of the maximum sales charge, and 1.88% and 5.60%, respectively, excluding the effect of any sales charge.


Calculation of Total Return
---------------------------

         As summarized in the Prospectus under the heading "PERFORMANCE INFORMATION," average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of Shares purchased by a hypothetical $1,000 investment in that Fund all additional Shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of Shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.


         For the one year, five year and ten year periods ended June 30, 1997, and the respective periods from commencement of operations to June 30, 1997, the average annual total returns for the Diversified Equity Fund, the Income Equity Fund, the Special Equity Fund and the Income Fund are set forth in the following table. Such performance information includes the prior performance of the respective CIFs for such Funds during those periods which had been restated to reflect the estimated fees for those Funds.


                                                        Average Annual Total Return
                                                        ---------------------------
                                With Maximum Sales Load(1)                             Without Sales Load
                                --------------------------                             ------------------
                                                              Since                                             Since
       Fund             1 Year     5 Year      10 Year       Inception     1 Year     5 Year      10 Year      Inception
       ----             ------     ------      -------       ---------     ------     ------      -------      ---------

Diversified             16.23%     15.06%       11.40%         11.78%       22.52%     16.26%      11.96%       12.27%
Equity2

Income                  20.98%     17.07%       11.52%         13.38%       27.42%     18.32%      12.09%       13.91%
Equity3

Special                 -8.10%     16.11%       12.49%         12.88%       -3.27%     17.27%      13.04%       13.37%
Equity3

Income2                  2.63%      5.08%        6.77%          7.11%        6.84%      5.96%       7.21%        7.56%



1 The maximum sales load for the Diversified Equity, Income Equity and Special Equity Funds is 5.00%. For the Income Fund, the maximum sales load is 4.00%.
2        Commenced operations June 30, 1985.
3        Commenced operations November 30, 1985.

         Of course, past performance is no guarantee as to future performance.

Distribution Rates
------------------

         Each of the Funds may from time to time advertise current distribution rates which are calculated in accordance with the method disclosed in the Prospectus.


Performance Comparisons
-----------------------

         Investors may judge the performance of the Funds by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Wiesenberger, The New York Times, Business Week, U.S.A. Today and local periodicals. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers and to other banking institutions.


         From time to time, the Group may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Group;
(5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and
(9) testimonials describing the experience of persons that have invested in one or more of the Funds. The Group may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.


         Current yields or total return will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or total return may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and total return are functions of a Fund's quality, composition and maturity, as well as expenses allocated to such Fund. Fees imposed upon Customer accounts by the Adviser or its affiliated or correspondent banks for cash management services will reduce a Fund's effective yield and total return to Customers.

Miscellaneous
-------------

         Individual Trustees are generally elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of

Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Generally, shareholders owning not less than 20% of the outstanding shares of the Group entitled to vote may cause the Trustees to call a special meeting. However, the Group has represented to the Commission that the Trustees will call a special meeting for the purpose of considering the removal of one or more Trustees upon written request therefor from shareholders owning not less than 10% of the outstanding votes of the Group entitled to vote. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

         The Group is registered with the Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Group.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997

                                                                 DIVERSIFIED      SPECIAL                       INCOME
                                                                   EQUITY         EQUITY         INCOME         EQUITY
                                                                    FUND           FUND           FUND           FUND
                                                                 -----------    -----------    -----------    -----------
                         ASSETS:
Investments, at value (cost $56,066,526; $22,355,918;
  $52,284,186; and $29,485,277, respectively).................   $70,087,039    $24,881,284    $52,174,044    $37,599,831
Repurchase agreements (cost $5,116,881; 5,954,715; $1,942,995;
  and $1,560,619, respectively)...............................     5,116,881      5,954,715      1,942,995      1,560,619
                                                                 -----------    -----------    -----------    -----------
      Total Investments.......................................    75,203,920     30,835,999     54,117,039     39,160,450
Interest and dividends receivable.............................        47,851          4,560        735,682        123,871
Receivable from brokers for investments sold..................       567,808             --             --             --
Unamortized organization costs................................        11,757          4,099          9,274          5,889
Prepaid expenses and other assets.............................           300             16            203            419
                                                                 -----------    -----------    -----------    -----------
      Total Assets............................................    75,831,636     30,844,674     54,862,198     39,290,629
                                                                 -----------    -----------    -----------    -----------
                         LIABILITIES:
Payable to brokers for investments purchased..................       709,206        271,755             --             --
Options written, at value (premiums received $11,193).........            --             --             --         33,000
Accrued expenses and other payables:
    Investment advisory fees..................................        66,831         19,612         24,030         25,192
    Administration fees.......................................         1,640            657          1,199            856
    Custodian fees............................................         2,156          1,084          1,312          1,058
    Accounting fees...........................................           817            513            236            128
    Trustees' fees............................................           989            385          2,120          2,180
    Legal fees................................................         4,247            688          1,064          2,288
    Audit fees................................................         7,481          6,028          6,102          4,781
    Printing fees.............................................        25,824          8,793         15,855         13,786
    Transfer agent fees.......................................         2,445            252          2,325          1,529
    Registration and filing fees..............................        20,479         10,547         19,427         10,248
    Other.....................................................            12            119             --             34
                                                                 -----------    -----------    -----------    -----------
      Total Liabilities.......................................       842,127        320,433         73,670         95,080
                                                                 -----------    -----------    -----------    -----------
                         NET ASSETS:
Capital.......................................................    54,626,028     29,049,845     55,066,773     28,373,212
Undistributed (distribution in excess of) net investment
  income......................................................        (1,421)         3,400         47,620         29,381
Net unrealized appreciation (depreciation) on investments.....    14,020,513      2,525,366       (110,142)     8,092,747
Accumulated undistributed net realized gains (losses) on
  investment transactions.....................................     6,344,389     (1,054,370)      (215,723)     2,700,209
                                                                 -----------    -----------    -----------    -----------
    Net Assets................................................   $74,989,509    $30,524,241    $54,788,528    $39,195,549
                                                                 ===========    ===========    ===========    ===========
Outstanding units of beneficial interest (shares).............     6,355,147      3,181,817      5,408,293      3,190,928
                                                                 ===========    ===========    ===========    ===========
Net asset value -- redemption price per share.................   $     11.80    $      9.59    $     10.13    $     12.28
                                                                 ===========    ===========    ===========    ===========
Maximum Sales Charge..........................................         5.00%          5.00%          4.00%          5.00%
                                                                 ===========    ===========    ===========    ===========
Maximum Offering Price (100%/(100%-Maximum Sales Charge) of
  net asset value adjusted to nearest cent) per share.........   $     12.42    $     10.09    $     10.55    $     12.93
                                                                 ===========    ===========    ===========    ===========

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                            STATEMENTS OF OPERATIONS
                         FOR PERIOD ENDED JUNE 30, 1997

                                               DIVERSIFIED     SPECIAL                     INCOME
                                                 EQUITY        EQUITY        INCOME        EQUITY
                                                 FUND(a)       FUND(a)      FUND(a)       FUND(a)
                                               -----------    ---------    ----------    ----------
INVESTMENT INCOME:
Interest income.............................   $    52,441    $ 178,759    $2,434,665    $  164,121
Dividend income.............................       744,988      120,869       149,797       807,825
                                               -----------    ---------    ----------    ----------
  Total Income..............................       797,429      299,628     2,584,462       971,946
                                               -----------    ---------    ----------    ----------
EXPENSES:
Investment advisory fees....................       579,272      166,740       210,181       207,742
Administration fees.........................       105,323       41,685        76,430        51,936
12b-1 fees..................................       131,653       52,106        95,550        64,713
Custodian fees..............................        21,575        6,885         4,686         4,169
Accounting fees.............................        23,318        8,178        15,380         9,424
Trustees' fees and expenses.................         5,703        2,070         5,368         5,145
Legal fees..................................        13,914        6,510         6,433         9,287
Audit fees..................................        13,101       11,648        11,722        10,401
Printing costs..............................        32,579       11,501        21,039        18,852
Organization costs..........................         3,818        1,410         2,895         1,848
Transfer agent fees.........................        28,892       22,347        26,460        23,797
Registration and filing fees................        22,037       11,794        20,815        11,396
Other.......................................         1,987          804           919         1,529
                                               -----------    ---------    ----------    ----------
Total expenses..............................       983,172      343,678       497,878       420,239
     Less: expenses voluntarily reduced.....      (131,653)     (54,277)      (95,550)      (64,714)
                                               -----------    ---------    ----------    ----------
Net expenses................................       851,519      289,401       402,328       355,525
                                               -----------    ---------    ----------    ----------
Net investment income (loss)................       (54,090)      10,227     2,182,134       616,421
                                               -----------    ---------    ----------    ----------
REALIZED/UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
Net realized gains (losses) on investment
  transactions..............................     7,722,828     (253,355)     (215,572)    2,858,798
Change in unrealized
  appreciation/depreciation on
  investments...............................     5,132,388      304,921       790,234     4,364,604
                                               -----------    ---------    ----------    ----------
Net realized/unrealized gains (losses) on
  investments...............................    12,855,216       51,566       574,662     7,223,402
                                               -----------    ---------    ----------    ----------
Change in net assets resulting from
  operations................................   $12,801,126    $  61,793    $2,756,796    $7,839,823
                                               ===========    =========    ==========    ==========

---------
(a) Commencement of operations of the Funds began September 23, 1996, September 20, 1996, September 24, 1996, and September 25, 1996, respectively.

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                             DIVERSIFIED       SPECIAL                          INCOME
                                                             EQUITY FUND     EQUITY FUND     INCOME FUND     EQUITY FUND
                                                             ------------    ------------    ------------    ------------
                                                              FOR PERIOD      FOR PERIOD      FOR PERIOD      FOR PERIOD
                                                                ENDED           ENDED           ENDED           ENDED
                                                               JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
                                                               1997(a)         1997(a)         1997(a)         1997(a)
                                                             ------------    ------------    ------------    ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income(loss).............................   $    (54,090)   $     10,227    $ 2,182,134     $    616,421
  Net realized gains (losses) on investment
    transactions..........................................      7,722,828        (253,355)      (215,572)       2,858,798
  Net change in unrealized appreciation/depreciation on
    investments...........................................      5,132,388         304,921        790,234        4,364,604
                                                             ------------    ------------    ------------    ------------
Change in net assets resulting from operations............     12,801,126          61,793      2,756,796        7,839,823
                                                             ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income..............................             --         (10,227)    (2,141,355)        (590,716)
  In excess of net investment income......................             --            (337)            --               --
  From net realized gains on investments..................     (1,332,828)                            --         (158,589)
  In excess of net realized gains on investments..........             --        (801,015)            --
                                                             ------------    ------------    ------------    ------------
Change in net assets from shareholder distributions.......     (1,332,828)       (811,579)    (2,141,355)        (749,305)
                                                             ------------    ------------    ------------    ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.............................     84,469,233      38,050,281     66,488,773       42,293,659
  Dividends reinvested....................................      1,332,616         811,083      2,132,592          746,329
  Cost of shares redeemed.................................    (22,280,638)     (7,587,337)   (14,448,278)     (10,934,957)
                                                             ------------    ------------    ------------    ------------
Change in net assets from capital transactions............     63,521,211      31,274,027     54,173,087       32,105,031
                                                             ------------    ------------    ------------    ------------
Change in net assets......................................     74,989,509      30,524,241     54,788,528       39,195,549
NET ASSETS:
  Beginning of period.....................................              0               0              0                0
                                                             ------------    ------------    ------------    ------------
  End of period...........................................   $ 74,989,509    $ 30,524,241    $54,788,528     $ 39,195,549
                                                             ============    ============    ============    ============
SHARE TRANSACTIONS:
  Issued..................................................      8,361,129       3,865,762      6,626,551        4,149,432
  Reinvested..............................................        125,956          83,724        210,754           68,376
  Redeemed................................................     (2,131,938)       (767,669)    (1,429,012)      (1,026,880)
                                                             ------------    ------------    ------------    ------------
Change in shares..........................................      6,355,147       3,181,817      5,408,293        3,190,928
                                                             ============    ============    ============    ============

---------
(a) Commencement of operations of the Funds began September 23, 1996, September 20, 1996, September 24, 1996, and September 25, 1996, respectively.

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS (92.4%):
Aerospace/Defense--Equipment (1.9%)
     22,100   Boeing Co.....................  $  1,172,681
      3,500   Raytheon Co...................       178,500
        800   Textron, Inc..................        53,100
                                              ------------
                                                 1,404,281
                                              ------------
Apparel (1.1%)
      5,300   Russell Corp..................       157,013
      7,100   Talbots, Inc..................       241,400
      5,300   VF Corp.......................       449,175
                                              ------------
                                                   847,588
                                              ------------
Automotive Parts (1.0%)
      4,500   Dana Corp.....................       171,000
      3,600   Eaton Corp....................       314,325
      5,000   TRW, Inc......................       284,063
                                              ------------
                                                   769,388
                                              ------------
Banking (3.2%)
      5,500   Bank of New York, Inc.........       239,250
      3,900   Chase Manhattan Corp..........       378,544
      2,600   Crestar Financial Corp........       101,075
      6,400   First Union Corp..............       592,000
      4,800   Mellon Bank Corp..............       216,600
      7,400   NationsBank Corp..............       477,300
      2,200   Republic New York Corp........       236,500
      5,100   Signet Banking Corp...........       183,600
                                              ------------
                                                 2,424,869
                                              ------------
Beverages (0.6%)
     11,900   Pepsico Inc...................       446,994
                                              ------------
Building Materials (0.3%)
      5,700   Owens Corning.................       245,813
                                              ------------
Chemicals (3.5%)
      5,700   Cabot Corp....................       161,738
      1,900   Dow Chemical Co...............       165,538
      3,700   E. I. du Pont de Nemours &
                Co..........................       232,638
      3,500   FMC Corp.(b)..................       278,031
      7,500   Great Lakes Chemical Corp.....       392,813
      3,400   IMC Global, Inc...............       119,000
     22,500   Monsanto Corp.................       968,905
      3,200   Rohm & Haas Co................       288,200
                                              ------------
                                                 2,606,863
                                              ------------
Commercial Goods & Services (2.0%)
     58,950   CUC International, Inc.(b)....     1,521,647
                                              ------------


  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Computer Software (3.7%)
      4,500   3COM Corp.(b).................  $    202,500
      7,100   Cisco Systems, Inc.(b)........       476,588
      8,300   Computer Associates
                International, Inc..........       462,206
      8,800   McAfee Associates(b)..........       555,500
      8,600   Microsoft Corp.(b)............     1,086,825
                                              ------------
                                                 2,783,619
                                              ------------
Computers (8.3%)
      5,500   Compaq Computer Corp.(b)......       545,875
      6,300   Dell Computer Corp.(b)........       739,856
     15,000   EMC Corp(b)...................       585,000
     22,900   HBO & Co......................     1,577,237
      6,500   Honeywell, Inc................       493,188
      6,200   Intel Corp....................       879,237
      7,200   International Business
                Machines Corp...............       649,350
      9,500   Seagate Technology, Inc.(b)...       334,281
      1,200   Stratus Computer, Inc.(b).....        60,000
      8,600   Western Digital(b)............       271,975
                                              ------------
                                                 6,135,999
                                              ------------
Consumer Goods & Services (0.3%)
      5,600   Newell........................       221,900
                                              ------------
Diversified Products (1.9%)
     12,400   Aeroquip-Vickers Inc..........       585,900
      9,600   General Electric..............       627,600
      8,600   Westinghouse Electric Corp....       198,875
                                              ------------
                                                 1,412,375
                                              ------------
Electrical Equipment (0.1%)
      1,600   Arrow Electronics, Inc.(b)....        85,000
          0   Molex Inc.(c).................             9
                                              ------------
                                                    85,009
                                              ------------
Electronic Components (2.0%)
      7,800   LSI Logic Corp.(b)............       249,600
      7,600   Solectron Corp.(b)............       532,475
      4,100   Tektronix, Inc................       246,000
      2,300   Texas Instruments.............       193,344
      6,100   Xilinx Incorporated(b)........       299,281
                                              ------------
                                                 1,520,700
                                              ------------
Engines--Internal Combustion (1.0%)
     10,800   Cummins Engine Co., Inc.......       762,075
                                              ------------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Environmental Services (1.0%)
     12,900   Browning-Ferris Industries,
                Inc.........................  $    428,925
     10,300   Waste Management Inc..........       330,888
                                              ------------
                                                   759,813
                                              ------------
Financial Services (4.5%)
      6,600   Associates First Capital
                Corp........................       366,300
      6,100   Capital One Financial Corp....       230,275
      2,300   Citicorp......................       277,294
      4,200   Federal National Mortgage
                Assoc.......................       183,225
      6,800   Merrill Lynch & Co., Inc......       405,450
     15,900   MGIC Investment Corp..........       762,205
     17,000   Schwab, Charles Corp..........       691,688
      7,400   Washington Mutual, Inc........       442,150
                                              ------------
                                                 3,358,587
                                              ------------
Food & Related (0.8%)
      6,200   Archer-Daniels-Midland Co.....       145,700
      8,100   IBP, Inc......................       188,325
      6,000   Universal Foods Corp..........       228,750
                                              ------------
                                                   562,775
                                              ------------
Forest & Paper Products (0.3%)
      2,500   Georgia Pacific Corp..........       213,438
                                              ------------
Funeral Services (0.6%)
     14,400   Service Corp. International...       473,400
                                              ------------
Hospital Supply & Management (0.5%)
      4,700   Columbia/HCA Healthcare
                Corp........................       184,769
      3,100   Oxford Health Plans,
                Inc.(b).....................       222,425
                                              ------------
                                                   407,194
                                              ------------
Household--General Products (0.4%)
      4,800   Premark International, Inc....       128,400
      5,000   Tupperware Corp...............       182,500
                                              ------------
                                                   310,900
                                              ------------
Human Resources (0.5%)
      4,800   Manpower Inc..................       213,600
      6,700   Olsten Corp...................       130,231

                                              ------------
                                                   343,831
                                              ------------

  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Insurance (6.3%)
      1,650   AEGON N.V.....................  $    115,603
      2,200   Aetna Services, Inc...........       225,225
     14,600   Allstate Corp.................     1,065,799
      4,800   American General Corp.........       229,200
      4,200   American International Group,
                Inc.........................       627,375
      3,200   Chubb Corp....................       214,000
      4,900   Conseco Inc...................       181,300
      7,300   Everest Reinsurance Holdings,
                Inc.........................       289,263
     11,700   Exel Ltd......................       617,175
      2,200   Hartford Financial Services
                Group.......................       182,050
      6,500   Old Republic International
                Corp........................       197,031
      3,800   Providian Corp................       122,075
      3,400   ReliaStar Financial Corp......       248,625
      4,500   TIG Holdings Inc..............       140,625
        900   Torchmark Corp................        64,125
      2,100   Transatlantic Holdings,
                Inc.........................       208,425
                                              ------------
                                                 4,727,896
                                              ------------
Linen Supply & Related Items (0.2%)
      2,600   Cintas Corp...................       178,750
                                              ------------
Machine Tools & Related Products (0.5%)
      9,200   Kennametal, Inc...............       395,600
                                              ------------
Machinery & Equipment (2.9%)
      9,000   Case Corp.....................       619,875
      1,800   Caterpillar, Inc..............       193,275
      7,000   Deere & Co....................       384,125
      8,000   Harnischfeger Industries,
                Inc.........................       332,000
      4,600   Tecumseh Products Co.,........       275,425
     11,500   Thermo Electron Corp.(b)......       395,313
                                              ------------
                                                 2,200,013
                                              ------------
Manufacturing (0.4%)
      4,500   Parker-Hannifin Corp..........       273,094
                                              ------------
Medical Services & Supplies (1.0%)
     28,700   HEALTHSOUTH Corp.(b)..........       715,706
                                              ------------
Medical--HMO (0.5%)
      8,840   Foundation HealthCorp. A(b)...       267,962
      4,900   Maxicare Health Plans,
                Inc.(b).....................       109,638
                                              ------------
                                                   377,600
                                              ------------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Medical--Instruments/Products (2.9%)
      7,300   Beckman Instruments Inc.......  $    352,225
      7,700   Boston Scientific Corp.(b)....       473,069
      7,600   Guidant Corp..................       646,000
      6,100   Mallinckrodt, Inc.............       231,800
      3,600   Medtronic, Inc................       291,600
      9,600   Nellcor Puritan Bennett,
                Inc.(b).....................       174,000
                                              ------------
                                                 2,168,694
                                              ------------
Medical--Wholesale Drug Distribution (0.3%)
      3,950   Cardinal Health, Inc..........       226,138
                                              ------------
Motor Vehicles (1.5%)
     18,300   Ford Motor Co.................       690,825
      7,300   General Motors Corp...........       406,519
                                              ------------
                                                 1,097,344
                                              ------------
Office Supplies & Forms (0.1%)
      3,400   Standard Register Co..........       104,125
                                              ------------
Oil & Gas--Domestic (0.4%)
      3,300   Amoco Corp....................       286,894
                                              ------------
Oil & Gas--Exploration/Production (2.3%)
     16,400   Anadarko Petroleum Corp.......       984,000
     15,400   Cross Timbers Oil Co..........       296,450
      5,800   Repsol SA.....................       246,138
      5,400   Ultramar Diamond Shamrock
                Corp........................       176,175
                                              ------------
                                                 1,702,763
                                              ------------
Oil--Gas Services (5.4%)
     21,200   Baker Hughes, Inc.............       820,175
      2,700   El Paso Natural Gas Co........       148,500
      7,900   Halliburton Co................       626,075
     29,100   Rowan Cos., Inc.(b)...........       820,256
      9,800   Schlumberger Ltd..............     1,224,999
     14,000   Tosco Corp....................       419,125
                                              ------------
                                                 4,059,130
                                              ------------
Oil--Integrated Companies (1.7%)
      3,800   Atlantic Richfield Co.........       267,900
      4,600   British Petroleum Co., Plc....       344,425
      4,500   Phillips Petroleum Co.........       196,875
     15,200   USX -- Marathon Group.........       438,900
                                              ------------
                                                 1,248,100
                                              ------------


  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Pharmaceuticals (6.3%)
      4,100   Amgen, Inc.(b)................       238,313
      9,625   Bergen Brunswig Corp. Class
                A...........................       268,297
      2,700   Bristol-Myers Squibb Co.......       218,700
     13,200   Lilly, Eli & Co...............     1,442,924
      9,300   Pfizer Inc....................     1,111,350
     11,200   Somatogen, Inc.(b)............        51,800
     11,400   Warner Lambert................     1,416,449
                                              ------------
                                                 4,747,833
                                              ------------
Pipelines (0.3%)
      7,600   MAPCO, Inc....................       239,400
                                              ------------
Railroad (0.4%)
      1,800   Burlington Northern Santa
                Fe..........................       161,775
      3,100   CSX Corp......................       172,050
                                              ------------
                                                   333,825
                                              ------------
Restaurants (1.6%)
     24,800   Starbucks Corp.(b)............       965,650
      9,200   Wendy's International, Inc....       238,625
                                              ------------
                                                 1,204,275
                                              ------------
Retail (5.6%)
     20,500   Borders Group(b)..............       494,562
      5,700   CVS Corporation...............       292,125
      5,700   Dillards Inc., Class A........       197,363
     12,600   Home Depot, Inc...............       868,612
      6,400   Kohls Corporation(b)..........       338,800
     47,200   PETsMART, Inc.(b).............       542,799
     11,500   Price/Costco Inc.(b)..........       378,063
      5,800   Safeway, Inc.(b)..............       267,525
     17,600   Staples, Inc.(b)..............       409,200
     16,400   TJX Cos., Inc.................       432,550
                                              ------------
                                                 4,221,599
                                              ------------
Telecommunications (6.5%)
      8,900   America Online(b).............       495,063
     14,750   Andrew Corp.(b)...............       414,844
      9,700   Ascend Communications,
                Inc.(b).....................       381,938
      7,050   Glenayre Technologies,
                Inc.(b).....................       115,444
      6,500   Lucent Technologies, Inc......       468,406
      7,600   Motorola, Inc.................       577,600
     17,100   NEXTEL Communications(b)......       323,831
      6,400   QUALCOMM, Inc.(b).............       325,600
     18,100   Tele-Communications,
                Inc.(b).....................       269,238
     14,200   Tellabs, Inc.(b)..............       793,424
     22,700   WorldCom, Inc.(b).............       726,399
                                              ------------
                                                 4,891,787
                                              ------------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Textile (0.2%)
      3,100   Springs Industries, Inc.......  $    163,525
                                              ------------
Tires & Rubber Products (0.8%)
      9,300   Goodyear Tire & Rubber Co.....       588,806
                                              ------------
Tobacco (2.3%)
     30,600   Philip Morris Cos., Inc.......     1,357,875
     11,300   RJR Nabisco Holdings Corp.....       372,900
                                              ------------
                                                 1,730,775
                                              ------------
Toys (0.4%)
      8,000   Toys "R" Us, Inc.(b)..........       280,000
                                              ------------
Transportation--Air (0.6%)
      2,300   AMR Corp. Del(b)..............       212,750
      2,800   UAL Corp.(b)..................       200,375
                                              ------------
                                                   413,125
                                              ------------
Utilities--Electric (1.0%)
      4,400   Central Maine Power Co........        54,450
      3,100   CINergy Corp..................       107,919
      4,800   DTE Energy Co.................       132,600
      2,611   Duke Energy Corp..............       125,165
      5,600   Entergy Corp..................       153,300
      4,600   GPU, Inc......................       165,025
                                              ------------
                                                   738,459
                                              ------------

  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Utilities--Gas & Pipeline (0.5%)
      6,700   Sonat, Inc....................       343,375
                                              ------------
              Total Common Stocks...........    69,277,689
                                              ------------
PREFERRED STOCKS (1.1%)
Forest & Paper Products (0.2%)
      4,000   Westvaco Corp.................       125,750
                                              ------------
Oil & Gas (0.4%)
      8,800   YPF Sociedad Anonima-Spondored
                ADR.........................       270,600
                                              ------------
Utilities-Telephone (0.5%)
      5,600   Nokia Corp-Sponsored ADR......       413,000
                                              ------------
              Total Preferred Stocks........       809,350
                                              ------------
REPURCHASE AGREEMENTS (6.8%)
$ 5,116,881   Fifth Third Bank Repurchase
                Agreement, 5.07%, 7/1/97
                (Collateralized by
                $5,220,000 FHLMC Pool
                #G10452, 7.00%, 2/1/11,
                market value--$5,221,632)...     5,116,881
                                              ------------
              Total Repurchase Agreements...     5,116,881
                                              ------------
              Total (Cost--$61,183,407)
                (a).........................  $ 75,203,920
                                              ============

---------

Percentages indicated are based on net assets of $74,989,509.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $36,096. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

        Unrealized appreciation..........................   $15,081,166
        Unrealized depreciation..........................    (1,096,749)
                                                            -----------
        Net unrealized appreciation......................   $13,984,417
                                                            ===========

(b) Represents non-income producing securities
(c) Amount owned is a fractional share.

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM SPECIAL EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

 SHARES OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS (80.4%)
Aerospace/Defense--Equipment (0.8%)
      7,500   AAR Corp......................   $   242,344
                                               -----------
Air Transportation (3.0%)
     11,000   Atlas Air, Inc.(b)............       379,500
     21,000   Southwest Airlines Co.........       543,375
                                               -----------
                                                   922,875
                                               -----------
Apparel Manufacturers (1.7%)
     16,650   Wolverine World Wide..........       505,744
                                               -----------
Automotive Parts (1.5%)
     11,000   Tower Automotive(b)...........       473,000
                                               -----------
Banking (2.9%)
     11,000   Bank United Corp., Class A....       418,000
     29,000   Commonwealth Bancorp, Inc.....       474,875
                                               -----------
                                                   892,875
                                               -----------
Beer, Wine & Distilled Beverages (0.6%)
     20,000   Boston Beer Co., Inc.(b)......       197,500
                                               -----------
Commercial Goods & Services (3.3%)
     22,000   ABR Information Services,
                Inc.,(b)....................       638,000
     36,000   Warrentec Corp.(b)............       373,500
                                               -----------
                                                 1,011,500
                                               -----------
Communications Equipment (3.7%)
     37,000   CCC Information Services
                Group(b)....................       721,500
     12,500   Sawtek, Inc.(b)...............       421,875
                                               -----------
                                                 1,143,375
                                               -----------
Computer Software (11.4%)
     24,800   Citrix Systems, Inc.(b).......     1,088,099
     55,000   Dataware Technologies
                Inc.(b).....................       165,000
     11,000   Great Plains Software,
                Inc.(b).....................       297,000
     15,100   I2 Technologies Inc(b)........       468,100
     17,000   JDA Software Group Inc,(b)....       580,125
     36,000   Microware Systems Corp.(b)....       319,500
     17,000   Netscape Communications
                Corp.(b)....................       545,063
                                               -----------
                                                 3,462,887
                                               -----------
Electronic Components (5.9%)
     36,000   S 3, Inc.(b)..................       396,000
     60,200   Sonic Solutions, Inc.(b)......       308,525
     21,000   Triquint Semiconductor,
                Inc.(b).....................       721,875
     11,750   Vitesse Semiconductor(b)......       384,078
                                               -----------
                                                 1,810,478
                                               -----------



  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Emerging Technology (0.4%)
     19,000   Electric Fuel Corp.(b)........   $   125,875
                                               -----------
Financial Services (6.6%)
     23,000   Aames Financial Corp..........       425,500
     18,000   ITLA Capital Corp(b)..........       292,500
     30,000   Long Beach Financial
                Corp(b).....................       262,500
     15,000   Mego Mortgage Corp.(b)........       150,000
     22,500   Ocwen Asset Investment
                Corp.(b)....................       455,625
      7,000   Washington Mutual, Inc........       418,250
                                               -----------
                                                 2,004,375
                                               -----------
Human Resources (1.1%)
     21,900   SOS Staffing Services,
                Inc.(b).....................       339,450
                                               -----------
Leisure & Recreational Products (2.1%)
     17,600   Cannondale Corp.(b)...........       312,400
     18,200   North Face, Inc.(b)...........       332,150
                                               -----------
                                                   644,550
                                               -----------
Medical Services & Supplies (10.3%)
      9,400   Agouron Pharmaceuticals,
                Inc.(b).....................       760,225
     24,000   Columbia Laboratories
                Inc.(b).....................       393,000
     28,000   HEALTHSOUTH Corp.(b)..........       698,250
     29,000   ICOS Corp.(b).................       239,250
     21,000   Martek Bioscience Corp.(b)....       246,750
     33,000   Vivus, Inc.(b)................       785,812
                                               -----------
                                                 3,123,287
                                               -----------
Medical--Biotechnology (0.9%)
     18,000   Alkermes(b)...................       261,000
                                               -----------
Medical--Hosp Management Services (2.0%)
     34,000   Orthodontic Centers Of
                America, Inc.,(b)...........       618,375
                                               -----------
Medical--Hospitals (0.3%)
     49,000   Integrated Medical
                Resources(b)................       101,063
                                               -----------
Oil--Field Services (0.8%)
      9,700   Pride International,
                Inc.(b).....................       232,800
                                               -----------
Oil--Gas Services (2.4%)
     21,600   Newpark Resources(b)..........       729,000
                                               -----------
Pharmaceuticals (1.3%)
     18,300   Zonagen(b)....................       400,313
                                               -----------
Publishing (0.7%)
     18,500   UOL Publishing(b).............       226,625
                                               -----------
Real Estate Investment Trust (1.0%)
     22,000   Prime Retail..................       295,625
                                               -----------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM SPECIAL EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

 SHARES OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
                                              -----------
COMMON STOCKS, CONTINUED:
Retail (2.6%)
     11,500   Casey's General Stores........   $   247,609
     30,000   Oakley, Inc.(b)...............       421,875
      5,000   Regis Corp....................       118,125
                                               -----------
                                                   787,609
                                               -----------
Savings & Loans (7.6%)
     18,000   Dime Community Bancorp,
                Inc.........................       360,000
     13,300   First Bell Bancorp, Inc.......       222,775
     14,000   Home Bancorp of Elgin, Inc....       231,000
     15,000   Life Bancorp Inc..............       388,125
      6,000   Mercantile Bankshares.........       240,000
     10,000   Peoples Heritage Bancorp......       378,750
     14,625   St. Paul Bancorp, Inc.........       484,452
                                               -----------
                                                 2,305,102
                                               -----------
Telecommunications (2.0%)
      7,500   Echostar Communications(b)....       117,188
     30,000   Glenayre Technologies,
                Inc.(b).....................       491,250
                                               -----------
                                                   608,438
                                               -----------
Textile (1.6%)
     30,000   Sport-Haley, Inc.(b)..........       502,500
                                               -----------
Tobacco (1.9%)
     20,000   General Cigar Holdings(b).....       588,750
                                               -----------
              Total Common Stocks...........    24,557,315
                                               -----------


  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
OPTIONS (1.1%)
Multi-Industry (1.1%)
         80   Amex Computer Technology
                Index.......................   $   201,000
         85   Amex Computer Technology
                Index.......................       122,188
                                               -----------
              Total Options.................       323,188
                                               -----------
WARRANTS (0.0%)
      5,000   Alza Corp. (b)................           781
                                               -----------
              Total Warrants................           781
                                               -----------
REPURCHASE AGREEMENTS (19.5%)
$ 5,954,715   Fifth Third Bank Repurchase
                Agreement, 5.07%, 7/1/97
                (Collateralized by
                $6,072,000 FHLMC Pool
                #G10452, 7.00%, 2/1/11,
                market value--$6,073,900)...     5,954,715
                                               -----------
              Total Repurchase Agreements...     5,954,715
                                               -----------
              Total (Cost--$28,310,633)
                (a).........................   $30,835,999
                                               ===========

---------

Percentages indicated are based on net assets of $30,524,241.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $56,091. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

        Unrealized appreciation..........................   $ 4,419,447
        Unrealized depreciation..........................    (1,950,172)
                                                            -----------
        Net unrealized appreciation......................   $ 2,469,275
                                                            ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

 SHARES OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COLLATERALLIZED MORTGAGE OBLIGATIONS (3.6%)
  2,000,000   First Union Residential
                Securitization..............  $  1,983,740
                                              ------------
              Total Collaterallized Mortgage
                Obligations.................     1,983,740
                                              ------------
CORPORATE BONDS (31.0%)
Banking (1.8%)
  1,000,000   Firstar Corp., 7.15%, 9/1/00,
                Callable 9/1/98 @ 100.......     1,004,729
                                              ------------
Financial Services (10.0%)
  1,000,000   Associates Corp., 6.75%,
                7/15/01.....................     1,001,418
  1,000,000   Bear Stearns Co.,Inc., 7.63%,
                4/15/00.....................     1,024,494
  1,250,000   General Electric Capital
                Corp., 8.65%, 5/15/09,
                Callable 5/15/97 @ 100......     1,420,187
  1,000,000   Salomon, Inc., 7.00%,
                1/20/98.....................     1,004,830
  1,000,000   Smith Barney Holdings, Inc.,
                7.88%, 10/1/99..............     1,027,239
                                              ------------
                                                 5,478,168
                                              ------------
Industrial Goods & Services (10.1%)
  1,000,000   Honeywell, 7.13%, 4/15/08.....     1,006,052
  1,500,000   Smithkline Beecham Corp.,
                7.50%, 5/1/02...............     1,515,357
  2,000,000   Texas Instruments, Inc.,
                6.88%, 7/15/00..............     2,020,187
  1,000,000   Union Pacific Resources,
                7.00%, 10/15/06.............       999,318
                                              ------------
                                                 5,540,914
                                              ------------
Motor Vehicles (3.7%)
  2,000,000   Ford Motor Co., 7.25%,
                10/1/08.....................     2,011,120
                                              ------------
Paper Products (1.8%)
  1,000,000   International Paper Co.,
                7.00%, 6/1/01...............     1,006,299
                                              ------------
Tobacco (3.6%)
  2,000,000   Philip Morris Cos., Inc.,
                6.80%, 12/1/03..............     1,966,470
                                              ------------
              Total Corporate Bonds             17,007,700
                                              ------------
PREFERRED STOCKS (5.5%)
Banking (0.9%)
     20,000   Banker's Trust, 8.125%,
                2/1/37......................       506,250
                                              ------------
Electrical & Electronic (1.9%)
     40,000   Southwestern Public Services,
                Series A, 7.85%, 10/21/01,
                Callable 10/21/01 @ 25.00...     1,010,000
                                              ------------



  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
PREFERRED STOCKS, CONTINUED:
Financial Services (0.9%)
     20,000   Ml Capital Trust, 8.00%,
                3/30/07.....................  $    507,500
                                              ------------
Food & Related (1.8%)
     40,000   McDonald's Corp., 7.50%,
                9/30/36, Callable 12/31/01 @
                25.00.......................       995,000
                                              ------------
              Total Preferred Stocks........     3,018,750
                                              ------------
U.S. TREASURY OBLIGATIONS (22.1%)
  3,000,000   5.63%, 11/30/98...............     2,985,939
  2,000,000   5.88%, 11/15/99...............     1,986,876
  2,000,000   6.25%, 5/31/00................     2,001,250
  3,000,000   7.75%, 2/15/01................     3,138,750
  2,000,000   6.50%, 10/15/06...............     1,991,250
                                              ------------
              Total U.S. Treasury
                Obligations.................    12,104,065
                                              ------------
U.S. GOVERNMENT AGENCIES (33.0%)
Federal Home Loan Bank (3.7%)
  2,000,000   5.88%, 2/26/98................     2,000,310
                                              ------------
Federal Home Loan Mortgage Corporation (12.8%)
  1,000,000   8.41%, 12/7/01................     1,021,960
  1,000,000   8.63%, 11/29/04, Callable
                11/29/99 @100...............     1,037,552
  3,000,000   6.89%, 9/26/05................     2,979,266
  1,000,000   7.00%, 8/15/07................       996,870
  1,000,000   6.50%, 2/15/08................       973,865
                                              ------------
                                                 7,009,513
                                              ------------
Federal National Mortgage Association (16.5%)
  3,000,000   6.25%, 8/12/03................     2,923,938
  2,000,000   6.97%, 4/8/04.................     2,033,282
  3,000,000   8.63%, 11/10/04...............     3,103,362
  1,000,000   7.02%, 4/10/06................       989,384
                                              ------------
                                                 9,049,966
                                              ------------
              Total U.S. Government
                Agencies....................    18,059,789
                                              ------------
REPURCHASE AGREEMENTS (3.5%)
$ 1,942,995   Fifth Third Bank Repurchase
                Agreement, 5.07%, 7/1/97
                (Collateralized by
                $1,982,000 FHLMC Pool
                #G10452, 7.00%, 2/1/11,
                market value--$1,982,620)...     1,942,995
                                              ------------
              Total Repurchase Agreements...     1,942,995
                                              ------------
              Total (Cost--$54,227,181)
                (a).........................  $ 54,117,039
                                              ============

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

---------

Percentages indicated are based on net assets of $54,788,528.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized from financial reporting in excess of federal income tax reporting of $46,563. Cost for federal income tax purposes differs from market value by net unrealized depreciation of securities as follows:

        Unrealized appreciation..........................   $ 261,212
        Unrealized depreciation..........................    (417,917)
                                                            ---------
        Net unrealized depreciation......................   $(156,705)
                                                            =========

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM INCOME EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

 SHARES OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS (82.2%)
Aerospace/Defense -- Equipment (4.4%)
     11,000   General Motors Corp. -- Class
                H...........................  $    635,250
      8,000   Raytheon Co...................       408,000
     12,500   Sundstrand Corp...............       675,000
                                              ------------
                                                 1,718,250
                                              ------------
Automotive Parts (1.4%)
     28,000   Excel Industries, Inc.........       546,000
                                              ------------
Banking (1.6%)
     18,000   Magna Group, Inc..............       625,500
                                              ------------
Chemicals (4.4%)
     10,000   Great Lakes Chemical Corp.....       523,750
     25,000   Hanna (M. A.) Co..............       720,312
     11,000   Lubrizol Corp.................       461,313
                                              ------------
                                                 1,705,375
                                              ------------
Communications Equipment (1.3%)
      6,000   Harris Corp...................       504,000
                                              ------------
Computer Services (1.2%)
     11,000   Electronic Data Systems
                Corp........................       451,000
                                              ------------
Computers (1.2%)
     10,000   Amdahl Corp.(b)...............        87,500
     10,000   Sun Microsystems, Inc.(b).....       372,188
                                              ------------
                                                   459,688
Construction -- Engineering (2.4%)
     10,000   Fluor Corporation.............       551,875
     10,000   Foster Wheeler Corp...........       405,000
                                              ------------
                                                   956,875
                                              ------------
Cosmetics & Toiletries (1.4%)
      8,000   Avon Products, Inc............       564,500
                                              ------------
Electrical Equipment (4.9%)
     12,000   AMP, Inc......................       501,000
     12,400   Emerson Electric Co...........       682,775
     21,000   Esterline Technologies,
                Corp.(b)....................       748,125
                                              ------------
                                                 1,931,900
                                              ------------
Environmental Services (1.8%)
     21,100   Browning-Ferris Industries,
                Inc.........................       701,575
                                              ------------
Financial Services (2.4%)
     20,000   Alliance Capital
                Management-LP...............       585,000
     10,000   Green Tree Financial Corp.....       356,250
                                              ------------
                                                   941,250
                                              ------------
Food & Related (2.4%)
     20,000   Archer-Daniels-Midland Co.....       470,000
     10,600   Quaker Oats Co................       475,675
                                              ------------
                                                   945,675
                                              ------------


  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Furniture & Furnishings (0.7%)
     20,000   Shelby Williams Industries....  $    272,500
                                              ------------
Hospital Supply & Management (0.8%)
     18,000   Angelica Corp.................       315,000
                                              ------------
Hotels & Motels (0.6%)
     12,000   Signature Inns................       222,000
                                              ------------
Insurance (6.5%)
     20,000   La Salle RE Holdings..........       589,999
      9,000   Lincoln National Corp.........       579,375
     20,000   Sotheby's Holdings Services...       337,500
     13,000   Travelers/Aetna Property
                Casualty-Class A............       518,375
     22,000   USF&G Corp....................       528,000
                                              ------------
                                                 2,553,249
                                              ------------
Medical Equipment & Supplies (0.9%)
     10,000   Bard (C. R.), Inc.............       363,125
                                              ------------
Mining (3.0%)
     10,000   Cleveland Cliffs, Inc.........       407,500
     11,000   IMC Global Strypes............       412,500
      5,000   Potash Corp. of Saskatchewan,
                Inc.........................       375,313
                                              ------------
                                                 1,195,313
                                              ------------
Motor Vehicles (1.4%)
     15,000   Ford Motor Co.................       566,250
                                              ------------
Office Equipment & Services (0.9%)
     10,000   Donnelley R R & Sons Co.......       366,250
                                              ------------
Oil -- Integrated Companies (4.5%)
      8,000   Atlantic Richfield Co.........       564,000
     15,000   Phillips Petroleum Co.........       656,250
     19,000   USX -- Marathon Group.........       548,625
                                              ------------
                                                 1,768,875
                                              ------------
Pharmaceuticals (6.3%)
      9,000   Abbott Laboratories...........       600,750
      8,750   Bergen Brunswig Corp. Class
                A...........................       243,906
     10,000   Bristol-Myers Squibb Co.......       810,000
      8,000   Merck & Co., Inc..............       828,000
                                              ------------
                                                 2,482,656
                                              ------------
Pipelines (1.2%)
     15,000   MAPCO, Inc....................       472,500
                                              ------------
Publishing (3.3%)
     17,000   American Greetings Corp.......       631,125
     14,000   Tribune Co....................       672,875
                                              ------------
                                                 1,304,000
                                              ------------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM INCOME EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

 SHARES OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Railroad (2.4%)
     14,500   Kansas City Southern
                Industries, Inc.............  $    935,250
                                              ------------
Real Estate Investment Trust (6.4%)
     22,000   Burnham Pacific Properties,
                Inc.........................       302,500
     14,875   Equity Residential Property...       706,562
     12,000   Hospitality Properties
                Trust.......................       367,500
     21,000   Prentiss Properties Trust.....       538,125
     24,000   Thornburg Mortgage Asset
                Corp........................       516,000
      5,950   Wellsford Real Properties
                Trust(b)....................        65,450
                                              ------------
                                                 2,496,137
                                              ------------
Retail (1.3%)
     20,000   Long's Drug Stores, Inc.......       523,750
                                              ------------
Steel (1.2%)
     10,000   Carpenter Technology Corp.....       457,500
                                              ------------
Telecommunications (2.8%)
     16,500   Andrew Corp.(b)...............       464,063
     17,000   US West Communications,
                Inc.........................       640,687
                                              ------------
                                                 1,104,750
                                              ------------
Tires & Rubber Products (1.4%)
     25,000   Cooper Tire & Rubber Co.......       550,000
                                              ------------
Transportation-Misc. (1.3%)
     22,200   Sea Containers Class A........       502,275
                                              ------------
Utilities-Electric (3.6%)
     13,000   American Electric Power,
                Co..........................       546,000
     16,000   Houston Industries, Inc.......       343,000
     22,000   Montana Power Co..............       510,125
                                              ------------
                                                 1,399,125
                                              ------------
Utilities-Telephone (0.9%)
     10,000   AT & T Corp...................       350,625
                                              ------------
              Total Common Stocks...........    32,252,718
                                              ------------
PREFERRED STOCKS (3.1%)
Industrials (1.6%)
      8,000   Airtouch Communications,
                Series B, 6.00%, 8/16/99....  $    228,000
     14,000   Snyder Oil Corp., Callable
                3/31/97 @ 25.90.............       353,500
                                              ------------
                                                   581,500
                                              ------------
Merchandising (0.8%)
      6,000   K Mart Preferred, 7.75%,
                6/15/16, Callable 6/17/99 @
                52.71.......................       329,250
                                              ------------


  SHARES
    OR
 PRINCIPAL               SECURITY                MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------   ------------------------------  ------------
PREFERRED STOCKS, CONTINUED:
Performance Equity-Linked Quarterly (0.7%)
      8,000   Morgan Stanley -- Advanced
                Micro Devices, 10% PERQS....       293,000
                                              ------------
              Total Preferred Stocks........     1,203,750
                                              ------------
CONVERTIBLE BONDS (10.6%)
Electrical & Electronic (1.6%)
    500,000   Itron Inc., 6.75%, 3/31/04....       638,125
                                              ------------
Industrial Goods & Services (7.0%)
    600,000   General Instrument Corp.,
                5.00%, 6/15/00, Callable
                6/15/97 @ 102.14............       684,749
    450,000   Integrated Device Technology
                5.50%, 6/1/02, Callable
                6/2/98 @ 102.75.............       381,938
    150,000   IVAX Corp. 6.50%, 11/15/01,
                Callable 11/15/97 @
                100.93......................       133,313
    450,000   Mascotech 4.50%, 12/15/03,
                Callable 12/15/97, @
                102.50......................       408,938
    285,000   Oryx Energy Co. 7.50%,
                5/15/14, Callable 5/15/98 @
                101.50......................       279,300
    400,000   Park Electrochem 5.50%,
                3/1/06, Callable 3/1/99 @
                102.75......................       357,000
    500,000   Telxon Cvt. 5.75%, 1/1/03,
                Callable 1/5/99 @ 103.29....       455,000
                                              ------------
                                                 2,700,238
                                              ------------
Metals & Mining (0.9%)
    400,000   Coeur D'Alene Mines Corp.
                6.38%, 1/31/04, Callable
                1/31/97 @ 103.64............       365,000
                                              ------------
Restaurants (1.1%)
    500,000   Boston Chicken, 7.75%,
                5/1/04......................       440,000
                                              ------------
              Total Convertible Bonds.......     4,143,363
                                              ------------
REPURCHASE AGREEMENTS (4.0%)
  1,560,619   Fifth Third Bank Repurchase
                Agreement, 5.07%, 7/1/97
                (Collateralized by
                $1,592,000 FHLMC Pool
                #G10452, 7.00%, 2/1/11,
                market value --
                $1,592,498).................     1,560,619
                                              ------------
              Total Repurchase Agreements...     1,560,619
                                              ------------
              Total (Cost -- $31,045,896)
                (a).........................  $ 39,160,450
                                              ============

---------

Percentages indicated are based on net assets of $39,195,549.

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM INCOME EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation..........................   $ 8,532,909
        Unrealized depreciation..........................      (440,162)
                                                            -----------
        Net unrealized appreciation......................   $ 8,092,747(c)
                                                            ===========

(b) Represents non-income producing securities.

Footnote to Schedule of Investments

(c) The unrealized depreciation was increased $21,807 due to a decrease in market value of the written covered call option on Electronic Data Services Corp.

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997

1.   ORGANIZATION:

     The Sessions Group (the "Group") was organized on April 25, 1988 as an Ohio business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Group is authorized to issue an unlimited number of shares which are units of beneficial interest without par value. The Group offers shares of a number of different series or portfolios including the following series for which 1st Source Bank serves as investment adviser: the 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Special Equity Fund, 1st Source Monogram Income Fund, and 1st Source Monogram Income Equity Fund (collectively, the "Funds" and individually, a "Fund").

     The investment objective for each of the Diversified Equity Fund and the Special Equity Fund is capital appreciation. The investment objectives of the Income Equity Fund are capital appreciation with current income as a secondary objective. The investment objectives of the Income Fund are current income consistent with preservation of capital.

     Sales of shares of the Funds may be made by the Groups distributor BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services to customers of 1st Source Bank and its affiliates, to all accounts of correspondent banks of 1st Source Bank and to the general public.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     Securities Valuation:

     Investments in common and preferred stocks, corporate bonds, commercial paper, municipal securities and U.S. Government securities of the Diversified Equity Fund, the Special Equity Fund, the Income Fund, and the Income Equity Fund are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange or NASDAQ National Market) in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Group's Board of Trustees. The differences between the cost and market values of investments held by the Funds are reflected as either unrealized appreciation or depreciation.

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

        SECURITY TRANSACTIONS AND RELATED INCOME:

        Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

        REPURCHASE AGREEMENTS:

        The Funds may acquire repurchase agreements from financial institutions such as banks and broker dealers which 1st Source Bank deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

        REVERSE REPURCHASE AGREEMENTS:

        The Funds may borrow for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it places in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure such equivalent value is maintained at all times. Reverse repurchase agreements are considered to be borrowing by the Funds under the 1940 Act.

        DERIVATIVES:

        A derivative is defined as a financial instrument whose value is derived from the performance of underlying assets, interest rate and currency exchange rates, or indices, and include (but are not limited to) structured debt obligations, interest rate and currency swaps, futures contracts, options, and forward currency contracts. The Funds may invest in structured debt obligations for the purpose of mitigating interest rate risk in the portfolio. Such structured debt obligations have floating interest rates that reset to various indices, and which reset at periodic intervals, as disclosed in the accompanying Schedules of Portfolio Investments. Risks of entering into such transactions include the potential inability of the dealer to meet their obligations and unanticipated movements in the value of the security or the underlying assets or indices. It is possible that the Funds will incur a loss

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

        as a result of their investments in derivative instruments. It is the Funds' policy, to the extent that there exists no readily available market for such securities, that the investment will be treated as an illiquid security for purposes of calculating the Funds' limitation on investments in illiquid securities as set forth in the Funds' investment restrictions.

        DIVIDENDS TO SHAREHOLDERS:

        A dividend for each of the Funds, other than the Special Equity Fund, is declared monthly at the close of business on the day of declaration and is paid monthly. A dividend for the Special Equity Fund is declared quarterly at the close of business on the day of declaration and is paid quarterly. Distributable net realized capital gains for each fund, if any, are distributed at least annually. Each such dividend consists of an amount of accumulated undistributed net investment income of that Fund as determined necessary or appropriate by the officers of the Group.

        Dividends from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net investment losses, expiring capital loss carry forwards, and deferral of certain losses.

        FEDERAL INCOME TAXES:

        It is the policy of each of the Funds to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

        ORGANIZATION COSTS:

        All expenses in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Funds. Such expenses are amortized over a period of five years commencing with the date of the initial public offering.

3.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 1997 are as follows (commencement of operations for the Funds are September 23, 1996, September 20, 1996, September 24, 1996, and September 25, 1996 respectively):

                                                                       PURCHASES        SALES
                                                                      -----------    -----------
    Diversified Equity Fund........................................   $50,518,479    $48,070,875
    Special Equity Fund............................................    46,947,681     32,849,196
    Income Fund....................................................    61,544,273     53,965,465
    Income Equity Fund.............................................    17,433,402     12,475,125

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

4.   RELATED PARTY TRANSACTIONS:

     Investment advisory services are provided to the Funds by 1st Source Bank. Under the terms of the investment advisory agreement, 1st Source Bank is entitled to receive fees based on a percentage of the average net assets of each Fund. 1st Source Bank has agreed that if the aggregate expenses of the Funds, as defined, for any fiscal year exceed limitations of any state having jurisdiction over the Funds, 1st Source Bank will reimburse to the Funds, or otherwise bear, such excess. Such limitation did not affect the calculation of the investment advisory fees during the period ended June 30, 1997.

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services, Inc. ("BISYS Services") are subsidiaries of The BISYS Group, Inc.

     BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed daily as a percentage of the average net assets of each Fund. BISYS Fund Services, Inc. serves the Funds as transfer agent and mutual fund accountant.

     The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average net assets of each Fund. These fees are used by BISYS to pay banks, including 1st Source Bank, broker dealers and other institutions, or to reimburse BISYS or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares.

     The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include 1st Source Bank, its correspondent and affiliated banks and BISYS, for providing ministerial, record keeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which may be paid under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average net asset, of each Fund. The Funds have not implemented such a plan as of June 30, 1997.

     BISYS is also entitled to receive commissions on sales of shares of the Funds. For the period ended June 30, 1997, BISYS received $8,879 from commissions earned on sales of shares of the Funds, of which $989 was reallowed to broker/dealers, affiliated with 1st Source Bank.

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

     Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the period ended June 30, 1997:

                                                   DIVERSIFIED      SPECIAL                   INCOME
                                                     EQUITY         EQUITY       INCOME       EQUITY
                                                      FUND           FUND         FUND         FUND
                                                   -----------      -------      -------      -------
    INVESTMENT ADVISORY FEES:
    Annual fee before voluntary fee reductions
      (percentage of average net assets)........          1.10%         .80%         .55%         .80%
    ADMINISTRATION FEES:
    Annual fee before voluntary fee reductions
      (percentage of average net assets)........           .20%         .20%         .20%         .20%
    Voluntary fee reductions....................            --      $ 2,171           --           --
    12B-1 FEES:
    Annual fee before voluntary fee reductions
      (percentage of average net assets)........           .25%         .25%         .25%         .25%
    Voluntary fee reductions....................    $  131,653      $52,106      $95,550      $64,714
    FUND ACCOUNTING FEES........................    $   15,798      $ 6,757      $11,464      $ 7,790
    TRANSFER AGENT FEES.........................    $   28,892      $22,347      $26,460      $23,797

5.   FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     Under current tax law, capital losses realized after October 31 may be deferred and treated as occuring on the first day of the following fiscal year. As of June 30, 1997 the Special Equity and Income Funds had deferred losses of $1,131,589 and $75,294, respectively, which will be treated as arising on the first day of the fiscal year ending June 30, 1998. At June 30, 1997 the Income Fund has a capital loss carryforward of $93,866 which is available to offset future capital gains until June 30, 2005.

     During the period ended June 30, 1997, the following Funds declared long-term capital gain distributions in the following amounts:

    FUND                                                                             AMOUNT
    ----                                                                             --------
    Diversified Equity............................................................   $742,374
                                                                                     --------
    Special Equity................................................................   $146,202
                                                                                     --------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

     The Trust designates the following percentage of distributions eligible for the dividends received deductions for corporations.

    FUND                                                          PERCENTAGE
    ----                                                          ----------
    Diversified Equity.........................................      18.37%
    Special Equity.............................................       6.49%
    Income Equity..............................................      28.52%
    Income Fund................................................       3.83%

6.   FINANCIAL INSTRUMENTS:

     Investing in financial instruments such as written options involves risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Fund have in the particular class of instruments. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities. The Fund enter into these contracts primarily as a means to hedge against adverse fluctuation in the value of securities.

     The following is a summary of written option activity for the period ended June 30, 1997 by the Income Equity Fund (amounts in thousands):

                                                                       PRINCIPAL
                                                                        AMOUNTS
                                                                      OF CONTRACTS       PREMIUMS
                                                                      ------------      ----------
    Balance at beginning of period.................................         --          $       --
    Option written.................................................        110              11,193
    Options closed.................................................         --                  --
    Options exercised..............................................         --                  --
                                                                           ---          ----------
    Options outstanding at end of period...........................        110          $   11,193
                                                                           ===          ==========

                                                                        SHARES
                                                                       SUBJECT
                                                                     TO CONTRACT         VALUE
                                                                     ------------      ----------
    Covered Call Options
    Options outstanding at end of period consist of:
      Electronic Data Systems, $40, August 1997...................        110          $   33,000
                                                                          ===          ==========

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

7.   ACQUISITION OF COMMON TRUST FUNDS:

     On September 23, 1996, September 20, 1996, September 24, 1996, and September 25, 1996, the Diversified Equity, Special Equity, Income, and Income Equity Funds, respectively, acquired all of the assets of the Common Trust Funds of 1st Source Bank, in a tax-free conversion. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation (depreciation) as of the respective acquisition dates:

                                             DIVERSIFIED      SPECIAL                       INCOME
                                               EQUITY         EQUITY         INCOME         EQUITY
                                                FUND           FUND           FUND           FUND
                                             -----------    -----------    -----------    -----------
    Shares................................     6,620,301      2,687,767      4,788,285      3,096,895
    Net assets............................   $66,203,008    $26,877,666    $47,882,850    $30,968,953
    Net asset value.......................         10.00          10.00          10.00          10.00
    Unrealized appreciation
      (depreciation)......................     8,888,125      2,220,445       (900,376)     3,728,143

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                              FINANCIAL HIGHLIGHTS

                                                DIVERSIFIED
                                                   EQUITY          SPECIAL EQUITY          INCOME          INCOME EQUITY
                                              ----------------    ----------------    ----------------    ----------------
                                               FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD
                                                   ENDED               ENDED               ENDED               ENDED
                                              JUNE 30, 1997(a)    JUNE 30, 1997(a)    JUNE 30, 1997(a)    JUNE 30, 1997(a)
                                              ----------------    ----------------    ----------------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.......       $  10.00            $  10.00            $  10.00            $  10.00
                                                  --------            --------            --------            --------
INVESTMENT ACTIVITIES
  Net investment income....................          (0.01)                 --                0.44                0.20
  Net realized and unrealized
    gains(losses) on investments...........           2.03               (0.10)(d)            0.12                2.32
                                                  --------            --------            --------            --------
    Total from Investment Activities.......           2.02               (0.10)               0.56                2.52
                                                  --------            --------            --------            --------
DISTRIBUTIONS
  Net investment income....................             --                  --               (0.43)              (0.19)
  Net realized gains.......................          (0.22)                 --                  --               (0.05)
  In excess of realized gains..............             --               (0.31)                 --                  --
                                                  --------            --------            --------            --------
    Total Distributions....................          (0.22)              (0.31)              (0.43)              (0.24)
                                                  --------            --------            --------            --------
NET ASSET VALUE, END OF PERIOD.............       $  11.80            $   9.59            $  10.13            $  12.28
                                                  --------            --------            --------            --------
Total Return (excludes sales charge).......         20.42%(b)           -1.03%(b)            5.71%(b)           25.58%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000).......       $ 74,990            $ 30,524            $ 54,789            $ 39,196
  Ratio of expenses to average net
    assets.................................          1.62%(c)            1.39%(c)            1.05%(c)            1.37%(c)
  Ratio of net investment income
    to average net assets..................         -0.10%(c)            0.05%(c)            5.71%(c)            2.38%(c)
  Ratio of expenses to average net
    assets*................................          1.87%(c)            1.65%(c)            1.30%(c)            1.62%(c)
  Ratio of net investment income
    to average net assets*.................         -0.35%(c)           -0.21%(c)            5.46%(c)            2.13%(c)
  Portfolio Turnover Rate..................         76.54%             152.81%             118.33%              38.49%
  Average Broker Commission Paid...........       $ 0.0572(e)         $ 0.0941(e)               --            $ 0.0988(e)

---------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occured, the ratios would have been as indicated.

(a) Commencement of operations of the Funds began September 23, 1996, September 20, 1996, September 24, 1996, and September 25, 1996 respectively.

(b) Not annualized

(c) Annualized

(d) The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged. Pertains to fund with greater than 10% investments in equity.

                       See notes to financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of
  1st Source Monogram Funds

We have audited the accompanying statements of assets and liabilities of the 1st Source Monogram Funds (comprising, respectively, the Diversified Equity Fund, Special Equity Fund, Income Fund and Income Equity Fund), including the schedules of portfolio investments, as of June 30, 1997, and the related statements of operations, statements of changes in net assets, and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of 1st Source Monogram Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds comprising the 1st Source Monogram Funds as of June 30, 1997, and the results of their operations, the changes in their net assets and the financial highlights for the period then ended in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Columbus, Ohio
August 22, 1997

                                    APPENDIX

         COMMERCIAL PAPER RATINGS. Commercial paper ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debt considered short term in the relevant market. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Commercial paper rated A-2 by S&P indicates that capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 by S&P indicates adequate capacity for timely payment. Such paper is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Commercial paper rated B by S&P is regarded as having only speculative capacity for timely payment. Commercial paper rated C by S&P is regarded as short-term obligations with a doubtful capacity for payment. Commercial paper rated D by S&P is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         Moody's Investors Service, Inc.'s ("Moody's") commercial paper rating are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Commercial paper rated F-1+ by Fitch Investors Service ("Fitch") is regarded as having the strongest degree of assurance for timely payments. Commercial paper rated F-1 by Fitch is regarded as having an assurance of timely payment only slightly less than the strongest rating, I.E., F-1+. Commercial paper rated F-2 by Fitch is regarded as having a satisfactory degree of assurance of timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings. Commercial paper rated F-3 by Fitch is regarded as having characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade. Commercial paper rated F-S by Fitch is regarded as having characteristics suggesting a minimal degree of assurance for timely payment and is vulnerable to near term adverse changes in financial and economic conditions. Commercial paper rated D by Fitch is in actual or imminent payment default.

         The description of the three highest short-term debt ratings by Duff & Phelps, Inc. ("Duff") (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category) are as follows. Duff 1+ is regarded as having the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 is regarded as having a very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1- is regarded as having a high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are minor. Duff 2 is regarded as having a good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 is regarded as having a satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 is considered as having speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation. Duff 5 indicates that the issuer has failed to meet scheduled principal and/or interest payments.

         Commercial paper rated A1 by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA") is regarded by IBCA as obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned. Obligations rated A2 are supported by a good capacity for timely repayment. Obligations rated A3 are supported by a satisfactory capacity for timely repayment. Obligations rated B are those for which there is an uncertainty as to the capacity to ensure timely repayment. Obligations rated C are those for which there is a high risk of default or which are currently in default.

         The following summarizes the description of the three highest short-term ratings of Thomson BankWatch, Inc. ("Thomson"). TBW-1 is the highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category indicating that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1." TBW-3 is the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate. TBW-4 is the lowest rating category and is regarded as non-investment grade and therefore speculative.

         The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.

         CORPORATE DEBT RATINGS. A S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         The following summarizes the three highest ratings used by Moody's for corporate debt. Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Moody's applies numerical modifiers (1, 2, and 3) with respect to bonds rated Aa through A. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

         The following summarizes the three highest long-term debt ratings by Duff. Debt rated AAA has the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated AA has a high credit quality and protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated A has protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         To provide more detailed indications of credit quality, the ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         The following summarizes the three highest long-term debt ratings by Fitch (except for AAA ratings, plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category). Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "F-1+." Bonds rated as A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         The following summarizes IBCA's three highest long-term debt ratings. Obligations rated AAA are those for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA are those for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly. Obligations rated A are those for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         The following summarizes Thomson's description of its three highest long-term debt ratings (Thomson may include a plus (+) or minus (-) designation to indicate where within the respective category the issue is placed). AAA is the highest category and indicates that the ability to repay principal and interest on a timely basis is very high. AA is the second highest category and indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. A is the third highest category and indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Municipal Obligations Ratings
-----------------------------

         The following summarizes the three highest ratings used by Moody's for state and municipal short-term obligations. Obligations bearing MIG-1 or VMIG-1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2 or VMIG-2 denote high quality with ample margins of protection although not so large as in the preceding rating group. Obligations bearing MIG-3 or VMIG-3 denote favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         S&P SP-1, SP-2, and SP-3 municipal note ratings (the three highest ratings assigned) are described as follows:

                  "SP-1": Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

                  "SP-2":  Satisfactory capacity to pay principal and interest.

                  "SP-3": Speculative capacity to pay principal and interest.

         The following summarizes the three highest ratings used by Moody's for state and municipal bonds:

                  "Aaa": Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa": Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  "A": Bonds which possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         The following summarizes the three highest ratings used by S&P for state and municipal bonds:

                  "AAA": Debt which has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                  "AA": Debt which has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

                  "A": Debt which has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Definitions of Certain Money Market Instruments

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations of the U.S. Government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal

Farm Credit Banks, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government- sponsored instrumentalities if it is not obligated to do so by law.

                     THE KEYPREMIER PRIME MONEY MARKET FUND
                 THE KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND
                     THE KEYPREMIER ESTABLISHED GROWTH FUND
                  THE KEYPREMIER INTERMEDIATE TERM INCOME FUND
                      THE KEYPREMIER AGGRESSIVE GROWTH FUND
           THE KEYPREMIER U.S. TREASURY OBLIGATIONS MONEY MARKET FUND
           THE KEYPREMIER LIMITED DURATION GOVERNMENT SECURITIES FUND

                         Seven Investment Portfolios of


                               THE SESSIONS GROUP




                       Statement of Additional Information



                                October 31, 1997





         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectuses (the "Prospectuses") of The KeyPremier Prime Money Market Fund (the "Prime Money Market Fund"), The KeyPremier Pennsylvania Municipal Bond Fund (the "Pennsylvania Bond Fund"), The KeyPremier Established Growth Fund (the "Established Growth Fund"), The KeyPremier Intermediate Term Income Fund (the "Income Fund"), The KeyPremier Aggressive Growth Fund (the "Aggressive Growth Fund"), The KeyPremier U.S. Treasury Obligations Money Market Fund (the "Treasury Money Market Fund") and The KeyPremier Limited Duration Government Securities Fund (the "Government Securities Fund"), each dated as of the date hereof. The Prime Money Market Fund, the Pennsylvania Bond Fund, the Established Growth Fund, the Income Fund, the Aggressive Growth Fund, the Treasury Money Market Fund and the Government Securities Fund are hereafter collectively referred to as the "Funds" and individually as a "Fund." The Funds are seven of seventeen funds of The Sessions Group, an Ohio business trust (the "Group"). This Statement of Additional Information is incorporated in its entirety into each Fund's Prospectus. Copies of the Funds' Prospectuses may be obtained by writing the Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 766-3960.

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               Page
                                                                                                               ----


         THE SESSIONS GROUP...................................................................................  B-1

         INVESTMENT OBJECTIVES AND POLICIES...................................................................  B-1

                  Additional Information on Portfolio Instruments.............................................  B-1
                  Investment Restrictions..................................................................... B-19
                  Portfolio Turnover.......................................................................... B-21

         NET ASSET VALUE...................................................................................... B-21

         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION....................................................... B-22

         MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP........................................................ B-23

                  Trustees and Officers....................................................................... B-23
                  Investment Adviser.......................................................................... B-26
                  Portfolio Transactions...................................................................... B-27
                  Glass-Steagall Act.......................................................................... B-30
                  Administrator............................................................................... B-31
                  Distributor................................................................................. B-33
                  Administrative Services Plan................................................................ B-34
                  Custodian................................................................................... B-34
                  Transfer Agency and Fund Accounting Services................................................ B-34
                  Auditors.................................................................................... B-37
                  Legal Counsel............................................................................... B-37

         ADDITIONAL INFORMATION............................................................................... B-37

                  Description of Shares....................................................................... B-37
                  Vote of a Majority of the Outstanding Shares................................................ B-38
                  Additional General Tax Information.......................................................... B-39
                  Additional Tax Information With Respect to
                  the Pennsylvania Bond Fund.................................................................. B-42
                  Seven-Day and 30-Day Yields of the Prime Money Market
                  Fund and the Treasury Money Market Fund..................................................... B-47
                  30-Day Yield of the Funds................................................................... B-47
                  Calculation of Total Return................................................................. B-49
                  Distribution Rates.......................................................................... B-51
                  Performance Comparisons..................................................................... B-51
                  Miscellaneous............................................................................... B-52

         FINANCIAL STATEMENTS................................................................................. B-53


         APPENDIX.............................................................................................  A-1

                       STATEMENT OF ADDITIONAL INFORMATION


                               THE SESSIONS GROUP



         The Sessions Group (the "Group") is an open-end management investment company which currently offers seventeen separate investment portfolios. This Statement of Additional Information covers seven of those portfolios, the Prime Money Market Fund, the Established Growth Fund, the Income Fund, the Aggressive Growth Fund, the Treasury Money Market Fund and the Government Securities Fund, each of which is considered to be a diversified portfolio, and the Pennsylvania Bond Fund, which is considered to be a non-diversified portfolio.


         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectuses. Capitalized terms not defined herein are defined in the relevant Prospectus. No investment in Shares of any Fund should be made without first reading such Fund's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information on Portfolio Instruments
-----------------------------------------------

         The following policies supplement the investment objectives and policies of the Funds as set forth in their respective Prospectuses.

         BANK OBLIGATIONS. Each Fund, other than the Treasury Money Market Fund and the Government Securities Fund, may invest in bank obligations such as bankers' acceptances, certificates of deposit, and demand and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         The Prime Money Market Fund may also invest in Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits, which are basically the same as ETDs except they are issued by Canadian offices of major Canadian banks.

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.


         The Funds, other than the Treasury Money Market Fund and the Government Securities Fund, will purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate nationally recognized statistical rating organizations ("NRSRO") (e.g., Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's")) in one of the two highest rating categories for short-term debt obligations. Each such Fund may also invest in commercial paper that is not rated but that is determined by the Adviser to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of the NRSROs, see the Appendix. The Prime Money Market Fund may also invest, subject to the foregoing quality criteria, in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation ("CCP"), and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.


         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Prime Money Market Fund, the Pennsylvania Bond Fund and the Income Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must satisfy, for purchase by a Fund, the same criteria as set forth above for commercial paper. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.


         FOREIGN INVESTMENT. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs, may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. A Fund will acquire such securities only when the Adviser believes the risks associated with such investments are minimal.


         U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, although the Treasury Money Market Fund currently expects to invest only in those obligations which are backed by the full faith and credit of the U.S. Government. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government- sponsored agencies or instrumentalities if it is not obligated to do so by law.

         Each Fund may also invest in the following types of U.S. Treasury securities: direct obligations issued by the U.S. Treasury including bills, notes and bonds which differ from each other only in interest rates, maturities and times of issuance; U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually); interest coupons that have been stripped from such U.S. Treasury securities; receipts and certificates for such stripped debt obligations and stripped coupons (collectively,

"Stripped Treasury Securities"); and in repurchase agreements collateralized by such securities. Stripped Treasury Securities will include (1) coupons that have been stripped from U.S. Treasury bonds, which may be held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES").

         Treasury bills have maturities of one year or less; Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years. Stripped Treasury Securities are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment (representing principal or interest) on the security and does not receive any rights to periodic interest payments on the security.

         EXEMPT SECURITIES. As stated in its Prospectus, the assets of the Pennsylvania Bond Fund will be primarily invested in Exempt Securities. Under normal market conditions, at least 80% of the net assets of the Pennsylvania Bond Fund will be invested in Exempt Securities and 65% of the Pennsylvania Bond Fund's net assets will be invested in Pennsylvania Exempt Securities.

         Exempt Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Exempt Securities, ONLY if the interest paid thereon is exempt from both Pennsylvania income taxes and federal taxes, although such interest may be treated as a preference item for purposes of the federal alternative minimum tax.

         Among other types of Exempt Securities, the Pennsylvania Bond Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Pennsylvania Bond Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

         As described in the Prospectus of the Pennsylvania Bond Fund, the two principal classifications of Exempt Securities consist of "general obligation" and "revenue" issues. The Pennsylvania Bond Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Exempt Securities, both within a particular classification and between classifications, and the yields on Exempt Securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of Exempt Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Exempt Securities with the same maturity, interest rate and rating may have different yields, while Exempt Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of Exempt Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The Adviser will consider such an event in determining whether the Pennsylvania Bond Fund should continue to hold the obligation.

         An issuer's obligations under its Exempt Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Exempt Securities may be materially adversely affected by litigation or other conditions.


         VARIABLE AND FLOATING RATE SECURITIES. Each Fund may acquire variable and floating rate securities, subject to such Fund's investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value or amortized cost, as the case may be. A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value or amortized cost, as the case may be. Such securities, that are not obligations of the U.S. Government or its agencies or instrumentalities, are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under that Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such securities (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by a Fund, the Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such security and the Fund is not entitled to receive the principal amount of a security within seven days, such a security will be treated as an illiquid security for purposes of calculation of that Fund's limitation on investments in illiquid securities, as set forth in its investment restrictions. Variable or floating rate securities may be secured by bank letters of credit.

         Variable or floating rate securities invested in by the Prime Money Market Fund and the Treasury Money Market Fund may have maturities of more than 397 days, as follows:


         1. An instrument that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days is deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in 397 calendar days or less, is deemed by the Fund to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         3. A variable rate note that is subject to a demand feature is deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         4. A floating rate note which has a remaining maturity of 397 days or less is deemed by the Fund to have a maturity of one day. A floating rate note that has a remaining maturity of more than 397 days and is subject to a demand feature is deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.


         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the security either at any time on no more than thirty days' notice or at specific intervals not exceeding 397 days and upon no more than 30 days' notice.


         MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Exempt Securities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is based by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Group's Board of Trustees. Pursuant to such guidelines, the Board of Trustees has directed the Adviser to monitor carefully the Pennsylvania Bond Fund's investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligations and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and
(5) such other factors concerning the trading market for the lease obligation as the Adviser may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Group's Board of Trustees has directed the Adviser to consider (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of "non-appropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Adviser may deem relevant. The Pennsylvania Bond Fund will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.

         RESTRICTED SECURITIES. Securities in which the Income Fund and the Aggressive Growth Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as a Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Group, the Adviser has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. The Income Fund and the Aggressive Growth Fund will each limit its investment in Section 4(2) securities to not more than 10% and 5%, respectively, of its net assets.

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Income Fund and the Government Securities Fund may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. In addition, the Income Fund may also invest in mortgage-related securities issued by non-governmental entities.

         Mortgage-backed securities, for purposes of the Income Fund's and the Government Securities Fund's Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies in the case of the Income

Fund. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

         The Income Fund may invest in mortgage-backed securities which are collateralized mortgage obligations ("CMOs") structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage-backed securities will be purchased only if rated in the four highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Adviser deems to be of comparable quality to securities so rated.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage- related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Mortgage-backed and asset-based securities have certain characteristics which are different from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Income Fund may invest a portion of its assets in derivative mortgage-backed securities such as stripped mortgage-backed securities which are highly sensitive to changes in prepayment and interest rates. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through hedging techniques.

         Mortgage-backed securities and asset-backed securities, like all fixed income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and, as stated above, decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities and asset-backed securities.

         Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of declining interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors, such as changes in credit use and payment patterns resulting from social, legal and economic factors, will predominate. Mortgage-backed securities and asset-backed securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

         There are certain risks associated specifically with CMOs. CMOs issued by private entities are not U.S. government securities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. However, as stated above, the Income Fund will invest only in CMOs which are rated in one of the four highest rating categories by an NRSRO or, if unrated, are determined to be of comparable quality. Also, a number of different factors, including the extent of prepayment of principal of the underlying obligations, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class.

         Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

         The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying obligations. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield of IOs or POs, respectively. If the underlying obligations experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO. Furthermore, if the underlying obligations experience slower than anticipated prepayments of principal, the yield of a PO will be affected more severely than would be the case with a traditional mortgage-backed security. IOs and POs have exhibited large price changes in response to changes in interest rates and are considered to be volatile in nature.

         WHEN-ISSUED SECURITIES. As discussed in the Prospectuses, each Fund may purchase securities on a "when-issued" basis (I.E., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a "when- issued" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, a Fund's custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of that Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceeded 25% of its total assets. Under normal market conditions, however, each Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of its total assets.

         When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in that Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous. Each Fund will engage in "when-issued" delivery transactions only for the purpose of acquiring portfolio securities consistent with such Fund's investment objectives and policies and not for investment leverage. If the Pennsylvania Bond Fund sells a "when-issued" or "delayed-delivery" security before delivery, any gain would not be tax-exempt.

         REAL ESTATE INVESTMENT TRUSTS. The Aggressive Growth Fund may invest in equity REITs. REITs pool investors' funds for investment primarily in commercial real estate properties. Investment in REITs may subject the Aggressive Growth Fund to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trust. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code and to maintain its exemption from the 1940 Act. As a shareholder in a REIT, the Aggressive Growth Fund would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses the Aggressive Growth Fund bears directly in connection with its own operations.

         REPURCHASE AGREEMENTS. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from banks and registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). This requirement will be continually monitored by the Adviser. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by such Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities. Securities subject to repurchase agreements will be held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.


         REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectuses, each Fund may borrow funds by entering into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with that Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which that Fund is obligated to repurchase the securities.

Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act and therefore a form of leveraging.

         LOWER RATED BONDS. The Pennsylvania Bond Fund and the Income Fund are each permitted to invest in securities rated Ba and B by Moody's or BB and B by another appropriate NRSRO. Such bonds, though higher yielding, are characterized by risk. See the Appendix hereto for a general description of NRSRO ratings of debt obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. A Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer.


         Investors should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by S&P and Moody's to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

         Because there is no established retail secondary market for many of these securities, such Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and that Fund's ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for such a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.


         These bonds may be particularly susceptible to economic downturns. It is likely that any economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

         The Income and Pennsylvania Funds may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. Such Funds have no arrangement with any persons concerning the acquisition of such securities, and the Adviser will review carefully the credit and other characteristics pertinent to such new issues.


         The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon securities in which such Funds may invest. Zero coupon bonds carry an additional risk in that, unlike bonds which pay interest through the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

         SHORT SALES. Each of the Pennsylvania Bond Fund, the Income Fund and the Government Securities Fund may from time to time sell securities short. Short sales are effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by that Fund. The frequency of short sales will vary substantially in different periods, and it is not intended that any specified portion of a Fund's assets will as a matter of practice be invested in short sales.


         At any time that a Fund has an open short sale position, such Fund is required to segregate with its custodian (and to maintain such amount until the Fund replaces the borrowed security) an amount of cash or U.S. Government securities or other liquid securities equal to the difference between (i) the current market value of the securities sold short and (ii) any cash or securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). As a result of these requirements, a Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or securities while also being subject to the possibility of gain or loss from the securities sold short. The total amount of cash or liquid securities deposited with the broker (not including the proceeds of the short sale) and segregated by the Fund with such Fund's custodian may not at any time be more than 25% of that Fund's net assets. These deposits do not have the effect of limiting the amount of money the Fund may lose on a short sale -- a Fund's possible losses may exceed the total amount of deposits.


         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that the former may be limitless while the latter can only equal the total amount of the Fund's investment in the security. For example, if a Fund purchases a $10 security short, the most that can be lost is $10. However, if a Fund sells a $10 security short, it may have to purchase the security for return to the lender when the market value is $50, thereby incurring a loss of $40.

         HEDGING TRANSACTIONS. Hedging transactions, including the use of options and futures, in which certain of the Funds are authorized to engage as described in their respective Prospectuses, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such hedging transactions could result in losses greater than if they had not been used.

         Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund create the possibility that losses on the hedging instrument may be greater than gains in the value of such Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of hedging transactions would reduce net asset value, and possible income, and such losses can be greater than if the hedging transactions had not been utilized.

         GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail in the applicable Prospectuses and below. In addition, many hedging transactions involving options require segregation of a Fund's assets in special accounts, as described further below.


         With certain exceptions, exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. A Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent in part, upon the liquidity of the option market. In addition, the hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the options markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         Exchange-listed options generally have standardized terms and performance mechanics unlike over-the-counter traded options. The Funds currently expect to purchase and sell only exchange-traded options. Exchange-traded options generally are guaranteed by the clearing agency which is the issuer or counterparty to such options. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with options purchased on an exchange.


         All options written by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to a call option or must meet the asset segregation requirements) as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call option written by a Fund exposes such Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require such Fund to hold a security or instrument which it might otherwise have sold. With respect to put options written by a Fund, such Fund will place liquid securities in a segregated account to cover its obligations under such put option and will monitor the value of the assets in such account and its obligations under the put option daily.


         FUTURES CONTRACTS. As discussed in the Prospectuses, the Pennsylvania Bond Fund, the Established Growth Fund, the Income Fund and the Aggressive Growth Fund may each enter into futures contracts. This investment technique is designed primarily to act as a substitute for a position in the underlying security and to hedge against anticipated future changes in market conditions or interest rates which otherwise might adversely affect the value of securities which such Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for such Fund than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

         Futures transactions involve brokerage costs and require a Fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid obligations, to cover its performance under such contracts. A Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if such Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.


         REGULATORY RESTRICTIONS. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Fund will maintain in a segregated account cash or liquid securities equal to the value of such contracts.

         To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by such Fund plus premiums paid by it for open options on futures would exceed 5% of the liquidation value of such Fund's total assets after taking into account unrealized profits and unrealized losses on any contracts entered into. The Funds will not engage in transactions in futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase.


         SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies. In addition, each Fund, other than the Prime Money Market Fund and the Treasury Money Market Fund, may invest in money market funds advised by the Adviser. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by such Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that such Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by such Fund and, therefore, will be borne directly by shareholders of such Fund.


Investment Restrictions
-----------------------

         The Funds' investment objectives are non-fundamental policies and may be changed without a vote of the shareholders of the applicable Fund. In addition to the fundamental investment policies listed in the Prospectuses, the following investment restrictions may be changed only by a vote of the majority of the outstanding Shares of a Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares").

         In addition to the investment restrictions set forth in its respective Prospectus, each Fund may not:

         1. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions;

         2. Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities;"

         3. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction); and

         4. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of such Fund.

         The following additional investment restrictions may be changed without the vote of a majority of the outstanding Shares of the Funds. Each Fund may not:


         1. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, or pursuant to any exemptions therefrom; and

         2. Mortgage or hypothecate the Fund's assets in excess of one-third of such Fund's total assets.


         In addition, none of the Prime Money Market Fund, the Established Growth Fund, the Aggressive Growth Fund or the Treasury Money Market Fund may engage in any short sales. However, each of the Pennsylvania Bond Fund, the Income Fund and the Government Securities Fund may not engage in short sales of any securities at any time if, immediately after and as a result of the short sale, the market value of securities sold short by such Fund would exceed 25% of the value of that Fund's total assets.

         If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in that Fund's Prospectus for its investment in illiquid securities, such Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, no Fund would be required to liquidate any portfolio securities where such Fund would suffer a loss on the sale of such securities.

Portfolio Turnover
------------------

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition were one year or less.


         Because the Prime Money Market Fund and the Treasury Money Market Fund each intend to invest substantially all of its assets in securities with maturities of less than one year and because the Commission requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover with respect to such Funds is expected to be no greater than 10%. The portfolio turnover rates for the Pennsylvania Bond Fund, the Established Growth Fund, the Income Fund and the Aggressive Growth Fund for their first fiscal period ended June 30, 1997, are as follows:

                                             Period Ended
                                             June 30, 1997
                                             -------------

Pennsylvania Bond Fund                            98%

Established Growth Fund                            1%

Income Fund                                      329%

Aggressive Growth Fund                             2%


         The portfolio turnover rate for the Government Securities Fund for its first fiscal period ending June 30, 1998, is estimated to be less than 100%.

         The portfolio turnover rate for a Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's Shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.


                                 NET ASSET VALUE

         The Prime Money Market Fund and the Treasury Money Market Fund (collectively, the "Money Market Funds" and individually, a "Money Market Fund") have each elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. The value of securities in a Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, each Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to the Money Market Fund's objective of maintaining a stable net asset value per share, provided that neither Money Market Fund will purchase any security with a remaining maturity of more than 397 days (thirteen months) (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Group's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Money Market Funds, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Money Market Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of the Money Market Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         Shares of the Funds are sold on a continuous basis by BISYS, and BISYS has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from BISYS, Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at the Adviser or the Adviser's affiliated entities or correspondents

(collectively, "Entities"). Customers purchasing Shares of the Funds may include officers, directors, or employees of the Adviser or the Entities.

         The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Group of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Group to determine the fair value of its net assets.


                MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP


Trustees and Officers
---------------------

         Overall responsibility for management of the Group rests with its Board of Trustees. The Trustees elect the officers of the Group to supervise actively its day-to-day operations.

         The names of the Trustees and officers of the Group, their addresses, and principal occupations during the past five years are as follows:


                                    Position(s) Held       Principal Occupation
Name, Address and Age               With the Group         During Past 5 Years
---------------------               --------------         -------------------

Walter B. Grimm*                    Chairman,                     From June, 1992 to present,
3435 Stelzer Road                   President and                 employee of BISYS Fund
Columbus, Ohio  43219               Trustee                       Services Limited
Age:  52                                                          Partnership.

Nancy E. Converse*                  Trustee and                   Since July, 1990, employee
3435 Stelzer Road                   Assistant                     of BISYS Fund Services
Columbus, Ohio 43219                Secretary                     Limited Partnership.
Age:  48

Maurice G. Stark                    Trustee                       Consultant with Battelle
505 King Avenue                                                   Memorial Institute; from 1979
Columbus, Ohio 43201                                              to December, 1994, Vice
Age: 62                                                           President-Finance and Chief
                                                                  Financial Officer, Battelle
                                                                  Memorial Institute
                                                                  (scientific research and
                                                                  development service
                                                                  corporation).

James H. Woodward, Ph.D.            Trustee                       Since July 1989, Chancellor
The University of North                                           of The University of North
Carolina at Charlotte                                             Carolina at Charlotte.
Charlotte, NC 28223
Age:  57

Chalmers P. Wylie                   Trustee                       From April, 1993 to present,
754 Stonewood Court                                               of Counsel with Kegler,
Columbus, Ohio 43235                                              Brown, Hill & Ritter (law
Age:  76                                                          firm); from January, 1993 to
                                                                  present, Adjunct Professor
                                                                  at The Ohio State
                                                                  University; from January,
                                                                  1967 to January, 1993,
                                                                  Member of the United States
                                                                  House of Representatives for
                                                                  the 15th District.


J. David Huber                      Vice President                Since January, 1996,
3435 Stelzer Road                                                 President of BISYS Fund
Columbus, Ohio 43219                                              Services Limited
Age:  51                                                          Partnership; from June, 1987
                                                                  to December, 1995, employee
                                                                  of BISYS Fund Services
                                                                  Limited Partnership.

William J. Tomko                    Vice President                From April, 1987 to present,
3435 Stelzer Road                                                 employee of BISYS Fund
Columbus, Ohio 43219                                              Services Limited
Age:  39                                                          Partnership.

Thresa B. Dewar                     Treasurer                     From March, 1997 to present,
3435 Stelzer Road                                                 employee of BISYS Fund
Columbus, Ohio 43219                                              Services Limited
Age:  43                                                          Partnership; prior thereto,
                                                                  Vice President and
                                                                  Controller of Federated
                                                                  Administrative Services, Inc.
                                                                  (investment management firm).

George L. Stevens                   Secretary                     From September, 1996 to
3435 Stelzer Road                                                 present, employee of BISYS
Columbus, Ohio 43219                                              Fund Services Limited
Age:  46                                                          Partnership; from September,
                                                                  1995 to August, 1996,
                                                                  consultant on bank
                                                                  investment products and
                                                                  activities; from June, 1980
                                                                  to September, 1995, employee
                                                                  of AmSouth Bank.

Alaina V. Metz                      Assistant                     From June, 1995 to present,
3435 Stelzer Road                   Secretary                     employee of BISYS Fund
Columbus, Ohio 43219                                              Services Limited
Age:  30                                                          Partnership; prior to June,
                                                                  1995, supervisor of Blue
                                                                  Sky Compliance at Alliance
                                                                  Capital Management, L.P.
                                                                  (investment management
                                                                  firm).



-------------------

         *Mr. Grimm and Ms. Converse are each considered to be an "interested person" of the Group as defined in the 1940 Act.

         As of the date of this Statement of Additional Information, the Group's officers and trustees, as a group, own less than 1% of any Fund's Shares.

         No officer or employee of BISYS or BISYS Fund Services, Inc. receives any compensation from the Group for acting as trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from each Fund for acting as Administrator, may receive fees pursuant to the Administrative Services Plan described below and may retain all or a portion of any sales load imposed upon purchases of Shares. BISYS Fund Services, Inc. receives fees from the Funds for acting as transfer agent and for providing certain fund accounting services. Messrs. Grimm, Huber, Tomko and Stevens, Ms. Converse, Ms. Dewar and Ms. Metz are employees of
BISYS.

         The following table sets forth information regarding all compensation paid by the Group to its Trustees for their services as trustees during the fiscal year ended June 30, 1997. The Group has no pension or retirement plans.

                               COMPENSATION TABLE

                                 Aggregate                           Total Compensation
Name and Position                Compensation                        From the Group
With the Group                   From the Group                      and the Fund Complex*
--------------                   --------------                      ---------------------

Walter B. Grimm                      $0                                 $0
Trustee

Nancy E. Converse                    $0                                 $0
Trustee

Maurice G. Stark                     $14,473                            $14,473
Trustee

James H. Woodward, Ph.D.             $16,162                            $16,162
Trustee

Chalmers P. Wylie                    $14,973                            $14,973
Trustee

-----------------
         *For purposes of this Table, Fund Complex means one or more mutual funds, including the Funds, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related.

Investment Adviser
------------------

         Investment advisory and management services are provided to the Funds by Martindale, Andres & Company, Inc. (the "Adviser"), pursuant to an Investment Advisory Agreement dated as of July 9, 1996, as amended as of June 30, 1997. Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectuses. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Prime Money Market Fund and the Treasury Money Market Fund each pay the Adviser a fee, computed daily and paid monthly, at the annual rate of forty one-hundredths of one percent (.40%) of the average daily net assets of such Fund; the Pennsylvania Bond Fund, the Income Fund and the Government Securities Fund each pay the Adviser a fee, computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (.60%) of the average daily net assets of such Fund; the Established Growth Fund pays the Adviser a fee, computed daily and paid monthly, at the annual rate of seventy-five one-hundredths of one percent (.75%) of the average daily net assets of the Established Growth Fund; and the Aggressive Growth Fund pays the Adviser a fee, computed daily and paid monthly, at the annual rate of one percent (1.00%) of the average daily net assets of the Aggressive Growth Fund. The Adviser may from time to time voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends.


     For the year ended June 30, 1997, the Adviser earned and voluntarily waived the amounts indicated below with respect to its investment advisory services to the indicated Funds pursuant to the Investment Advisory Agreement:


                                                Fiscal Period Ended
                                                  June 30, 1997(1)
                                                  ----------------

                                  Fees Earned                          Fees Waived
                                  -----------                          -----------

Prime Money Market Fund            $282,882                              $236,280

Pennsylvania Bond Fund              506,296                              420,686

Established Growth Fund             735,635                              558,942

Income Fund                         680,552                              529,626

Aggressive Growth Fund              385,280                              263,486

-------------------------
(1) Such Funds commenced operations October 7, 1996, October 1, 1996, December 2, 1996, December 2, 1996, and February 3, 1997, respectively.

         For the fiscal year ended June 30, 1997, the Adviser had not received any compensation under the Investment Advisory Agreement with respect to either the Treasury Money Market Fund or the Government Securities Fund since neither of those Funds had yet commenced operations.

         Unless sooner terminated, the Investment Advisory Agreement will continue in effect with respect to a Fund until July 9, 1998, and from year to year thereafter, for successive annual periods ending on July 9th, if, as to that Fund, such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in such Fund's Prospectus), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a Fund at any time on at least 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.


         The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

         The Adviser has agreed that the Funds and the Group may use the name "KeyPremier" on a royalty-free basis and the Adviser has reserved to itself the right to grant the non-exclusive right to use the name "KeyPremier" to any other person. At such time as the Investment Advisory Agreement is no longer in effect, the Adviser may require the Funds to cease using the name "KeyPremier."

Portfolio Transactions
----------------------


         Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with the Funds' investment objectives and restrictions, which securities are to be purchased and sold by each Fund, and which brokers and dealers are to be eligible to execute the Funds' portfolio transactions. Purchases and sales of portfolio securities with respect to each of the Funds, other than the Established Growth Fund and the Aggressive Growth Fund, usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Purchases and sales of portfolio securities with respect to the Established Growth Fund and the Aggressive Growth Fund usually are effected on a national securities exchange or in the over-the-counter market. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Group, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

          Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions on behalf of the Funds. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing each such Fund's brokerage transactions which is in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of that particular transaction or in terms of all of the accounts over which it exercises investment discretion. Any such research and other statistical and factual information provided by brokers to a Fund or to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its agreement regarding management of the Fund. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Funds and other clients of the Adviser who may indirectly benefit from the availability of such information. Similarly, the Funds may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Investment Advisory Agreement, the Adviser is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event the Adviser does follow such a practice, it will do so on a basis which it believes is fair and equitable to the Group and the Funds.

         The Adviser may direct brokerage transactions on behalf of the Established Growth Fund and the Aggressive Growth Fund to Boston

Institutional in return for research services relating to equity securities including equity universe analysis from Chicago Investment Analytics, market information from Bloomberg Financial Markets, equity analysis from Financial Statement Alert Service and Zacks Software for equity analysis.


         While the Adviser generally seeks competitive commissions, the Group may not necessarily pay the lowest commission available on each brokerage transaction, for reasons discussed above. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser by a Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to a Fund.

         For the fiscal period ended June 30, 1997, the Group paid the following brokerage commissions on behalf of the Established Growth Fund and the Aggressive Growth Fund:


                                         Fiscal Period Ended June 30, 1997

Established Growth Fund                               $19,776

Aggressive Growth Fund                                 6,878


         During the past fiscal period, no brokerage commissions were paid by the Group on behalf of the Prime Money Market Fund, the Pennsylvania Bond Fund or the Income Fund.


         Except as otherwise disclosed to the Shareholders of the Funds and as permitted by applicable laws, rules and regulations, the Group will not, on behalf of a Fund, execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, Keystone, BISYS, or their affiliates, and will not give preference to the Adviser's or Keystone's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for each Fund are made independently from those for other funds of the Group or any other investment company or account managed by the Adviser. Any such other fund, investment company or account may also invest in the same securities as the Group on behalf of a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund of the Group, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other funds of the Group, investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Group is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds or any other fund of the Group.


         For the fiscal period ended June 30, 1997, the Established Growth Fund held securities of its regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies. As of June 30, 1997, such Fund held $130,000 of common stock of Morgan Stanley, Dean Witter, Discover & Co.


Glass-Steagall Act
------------------

         In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


         The Adviser believes that it possesses the legal authority to perform the services for the Funds contemplated by the relevant Prospectuses, this Statement of Additional Information and the Investment Advisory Agreement without violation of applicable statutes and regulations. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Adviser from continuing to perform such services for the Group. In addition, current state securities laws on the issue of the registration of banks as brokers or dealers may differ from the interpretation of federal law, and banks and financial institutions may be required to register as dealers pursuant to the laws of a specific state. Depending upon the nature of any changes in the services which could be provided by the Adviser, the Board of Trustees of the Group would review the Group's relationship with the Adviser and consider taking all action necessary in the circumstances.


         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the Adviser and/or the Adviser's affiliated and correspondent banks in connection with Customer purchases of Shares of a Fund, those banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Group's method of operations would affect its net asset value per share or result in financial losses to any Customer.

Administrator
-------------

         BISYS serves as administrator (the "Administrator") to the Funds pursuant to a Management and Administration Agreement dated July 9, 1996, as amended as of June 30, 1997 (the "Administration Agreement"). The Administrator assists in supervising all operations of the Funds (other than those performed by the Adviser under the Investment Advisory Agreement, by The Bank of New York under the Custody Agreement and by BISYS Fund Services, Inc. under the Transfer Agency Agreement and Fund Accounting Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.

         Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; assist to the extent requested by the Group with the Group's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; determine the actual variance from $1.00 of the Prime Money Market Fund's and the Treasury Money Market Fund's net asset value per share; and generally assist in all aspects of the Funds' operations other than those performed by the Adviser under the Investment Advisory Agreement, by The Bank of New York under the Custody Agreement and by BISYS Fund Services, Inc. under the Transfer Agency Agreement and Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, equal to a fee, calculated daily and paid periodically, at the annual rate equal to eleven and one-half one-hundredths of one percent (.115%) of that Fund's average daily net assets.


         For the fiscal period ended June 30, 1997, the Administrator earned the following amounts with respect to its administrative services to the Funds indicated below pursuant to the Administration Agreement:

                                       Fiscal Period Ended
                                         June 30, 1997(1)
                                         ----------------
Prime Money Market Fund                    $ 81,328

Pennsylvania Bond Fund                       97,040

Established Growth Fund                     112,311

Income Fund                                 129,863

Aggressive Growth Fund                       44,692

-------------------------
(1) Such Funds commenced operations October 7, 1996, October 1, 1996, December 2, 1996, December 2, 1996, and February 3, 1997, respectively.


      For the fiscal year ended June 30, 1997, the Administrator had not received any compensation under the Administration Agreement with respect to the Treasury Money Market Fund or the Government Securities Fund since those Funds had not yet commenced operations.


         Unless sooner terminated as provided therein, the Administration Agreement has an initial term expiring on July 9, 1999, and thereafter shall be renewed automatically for successive one-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a Fund upon mutual agreement of the parties to the Administration Agreement; through a failure to renew at the end of a one-year term; upon 180 days' written notice by the Group after the initial term but only in connection with the reorganization of the Funds into another registered management investment company; and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by a Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Distributor
-----------


         BISYS serves as agent for each Fund in the distribution of its Shares pursuant to a Distribution Agreement dated July 9, 1996, as amended as of June 30, 1997 (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement has an initial term expiring on July 9, 1998, and thereafter shall be renewed automatically for successive annual periods ending July 9th if approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.


         In its capacity as Distributor, BISYS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. BISYS receives no compensation under the Distribution Agreement with the

Group but retains all or a portion of any sales charge imposed upon a purchase of the Shares.


Administrative Services Plan
----------------------------


         As described in the Prospectuses, the Group has also adopted an Administrative Services Plan (the "Services Plan") under which each Fund is authorized to pay certain financial institutions, including the Adviser, its affiliates and their affiliated and correspondent banks, and BISYS (a "Service Organization"), to provide certain ministerial, record keeping, and administrative support services to their customers who own of record or beneficially Shares in the Funds. Payments to such Service Organizations are made pursuant to Servicing Agreements between the Group and the Service Organization. The Services Plan authorizes each Fund to make payments to Service Organizations in an amount, on an annual basis, of up to 0.25% of the average daily net asset value of that Fund. The Services Plan has been approved by the Board of Trustees of the Group, including a majority of the Trustees who are not interested persons of the Group (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Services Plan or in any Servicing Agreements thereunder (the "Disinterested Trustees"). The Services Plan may be terminated as to a Fund by a vote of a majority of the Disinterested Trustees. The Trustees review quarterly a written report of the amounts expended pursuant to the Services Plan and the purposes for which such expenditures were made. The Services Plan may be amended by a vote of the Trustees, provided that any material amendments also require the vote of a majority of the Disinterested Trustees. For so long as the Services Plan is in effect, selection and nomination of those Disinterested Trustees shall be committed to the discretion of the Group's Disinterested Trustees. All Servicing Agreements may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Trustees. The Services Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board of Trustees, including a majority of the Disinterested Trustees.


Custodian
---------

         The Bank of New York, 48 Wall Street, New York, New York, 10286, serves as custodian (the "Custodian") to the Funds pursuant to the Custody Agreement dated as of July 9, 1996, as amended as of June 30, 1997. The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund's investments.

Transfer Agency and Fund Accounting Services
--------------------------------------------


         BISYS Fund Services, Inc. serves as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Funds pursuant to the Transfer Agency Agreement dated July 9, 1996, as amended as of June 30, 1997. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with the Funds' Shareholders of record: maintenance of shareholder records for each of the Funds' Shareholders of record; processing Shareholder purchase and redemption orders; processing transfers and exchanges of Shares of the Funds on the Shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of Shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record.

         For the fiscal period ended June 30, 1997, the Transfer Agent earned the amounts indicated below with respect to its transfer agency services to the indicated Funds.

                                        Fiscal Period Ended
                                          June 30, 1997(1)
                                          ----------------

Prime Money Market Fund                       $ 19,648

Pennsylvania Bond Fund                          21,322

Established Growth Fund                         20,282

Income Fund                                     19,824

Aggressive Growth Fund                          11,099

-------------------------
(1) Such Funds commenced operations October 7, 1996, October 1, 1996, December 2, 1996, December 2, 1996, and February 3, 1997, respectively.

         For the fiscal year ended June 30, 1997, the Transfer Agent received no compensation from the Group for services as transfer agent for the Treasury Money Market Fund or the Government Securities Fund since such Funds had not yet commenced operations.


         In addition, BISYS Fund Services, Inc. provides certain fund accounting services to each of the Funds pursuant to a Fund Accounting Agreement dated July 9, 1996, as amended as of June 30, 1997. BISYS Fund Services, Inc. receives a fee from each Fund for such services equal to the greater of (a) a fee computed at an annual rate of three one-hundredths of one percent (.03%) of that Fund's average daily net assets, or (b) the annual fee of $30,000 ($35,000 for the Pennsylvania Bond Fund). Under such Agreement, BISYS Fund Services, Inc. maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Funds' custodian, and verification and reconciliation with the Funds' custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.


         Unless sooner terminated as provided therein, the Fund Accounting Agreement has an initial term expiring on July 9, 1999, and thereafter shall be renewed automatically for successive one-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Fund Accounting Agreement is terminable with respect to a Fund upon mutual agreement of the parties to the Fund Accounting Agreement; upon 180 days' written notice by the Group after the initial term but only in connection with the reorganization of the Funds into another registered management investment company; and for cause (as defined in the Fund Accounting Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by BISYS Fund Services, Inc.

         The Fund Accounting Agreement provides that BISYS Fund Services, Inc. shall not be liable for any error of judgment or mistake of law or any loss suffered by a Fund in connection with the matters to which the Fund Accounting Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by BISYS Fund Services, Inc. of its obligations and duties thereunder.


         For the fiscal period ended June 30, 1997, BISYS Fund Services, Inc. earned the amounts indicated below with respect to its fund accounting services to the indicated Funds.

                                      Fiscal Period Ended
                                        June 30, 1997(1)
                                        ----------------

Prime Money Market Fund                       $ 21,776

Pennsylvania Bond Fund                          30,096

Established Growth Fund                         31,176

Income Fund                                     35,604

Aggressive Growth Fund                          13,033


-------------------------
(1) Such Funds commenced operations October 7, 1996, October 1, 1996, December 2, 1996, December 2, 1996, and February 3, 1997, respectively.

         For the fiscal year ended June 30, 1997, BISYS Fund Services, Inc. earned no fees with respect to its fund accounting services to the Treasury Money Market Fund and the Government Securities Fund since such Funds had not yet commenced operations.

Auditors
--------

         The financial statements for the Prime Money Market, Pennsylvania Bond, Established Growth, Income and Aggressive Growth Funds as of June 30, 1997, and for the periods indicated therein, appearing in the Statement of Additional Information have been audited by KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215, as set forth in their report appearing with the aforementioned financial statements included herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting.



Legal Counsel
-------------

         Baker & Hostetler LLP, 65 East State Street, Columbus, Ohio 43215 is counsel to the Group and will pass upon the legality of the Shares offered hereby.

                             ADDITIONAL INFORMATION


Description of Shares
---------------------

         The Group is an Ohio business trust. The Group was organized on April 25, 1988, and the Group's Declaration of Trust was filed with the Secretary of State of Ohio on April 25, 1988. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Group presently has seventeen series of shares, seven of which represent interests in the Funds. The other ten series are Riverside Capital Money Market Fund, Riverside Capital Value Equity Fund, Riverside Capital Fixed Income Fund, Riverside Capital Tennessee Municipal Obligations Fund, Riverside Capital Low Duration Government Securities Fund, Riverside Capital Growth Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Income Equity Fund, 1st Source Monogram Special Equity Fund and 1st Source Monogram Income Fund. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the applicable Prospectus and this Statement of Additional Information, the Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of a fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.


         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the election of Trustees may be effectively acted upon by shareholders of the Group voting without regard to series.

         As of October 16, 1997, the following is the only entity known to the Group who owns of record or beneficially 5% or more of the outstanding Shares of any of the Funds: Keystone Financial, Inc., 1315 Eleventh Avenue, P. O. Box 2450, Altoona, Pennsylvania 16601 owned beneficially and of record 71.99% of the issued and outstanding Shares of the Prime Money Market Fund, 97.49% of the issued and outstanding Shares of Pennsylvania Bond Fund, 96.57% of the issued and outstanding Shares of the Established Growth Fund, 98.33% of the issued and outstanding Shares of Income Fund, 95.51% of the issued and outstanding Shares of the Aggressive Growth Fund, 66.83% of the issued and outstanding Shares of the Treasury Money Market Fund, and 99.39% of the issued and outstanding Shares of the Government Securities Fund.


Vote of a Majority of the Outstanding Shares
--------------------------------------------

         As used in the Prospectuses and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of
(a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

Additional General Tax Information
----------------------------------


         Each of the seventeen funds of the Group is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for so long as such qualification is in the best interest of that fund's shareholders. In order to qualify as a regulated investment company, a Fund must, among other things: diversify its investments within certain prescribed limits; derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and, in taxable years beginning on or before August 5, 1997, derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, future contracts or foreign currencies held less than three months. In addition, to utilize the tax provisions specially applicable to regulated investment companies, a Fund must distribute to its Shareholders at least 90% of its investment company taxable income for the year. In general, the Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net mid-term or net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.


         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its

Shareholders). In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         It is expected that each Fund will distribute annually to Shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of that Fund and not in cash.


         Distribution by a Fund of the excess of net mid-term or net long-term capital gain over net short-term capital loss, if any, is taxable to Shareholders as mid-term or long-term capital gain, respectively, in the year in which it is received, regardless of how long the Shareholder has held the Shares. Such distributions are not eligible for the dividends-received deduction.


         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the effective marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.


         Long-term capital gains of individuals are subject to a maximum tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket). Mid-term capital gains of individuals are subject to tax at the same rates applicable to ordinary income; however, the tax rate on mid-term capital gains of individuals cannot exceed 28%. Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward and deducted in future years. The holding period for mid-term capital gains is more than one year but not more than eighteen months; the holding period for long-term capital gains is more than eighteen months.


         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.


         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by that Fund for its taxable year that qualifies for the dividends received deduction. Because all of the Prime Money Market Fund's, the Pennsylvania Bond Fund's, the Income Fund's, the Treasury Money Market Fund's and the Government Securities Fund's net investment income is expected to be derived from earned interest and short term capital gains, it is anticipated that no distributions from such Funds will qualify for the 70% dividends received deduction.


         Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities. Since less than 50% in value of any Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by that Fund. These taxes will be taken as a deduction by the Fund.

         Under Section 1256 of the Code, gain or loss realized by a Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures and options remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

         Offsetting positions held by a Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain straddle and/or conversion transactions may be recharacterized as ordinary income.

         If a Fund were treated as entering into straddles by reason of its engaging in futures or options transactions, such straddles would be characterized as "mixed straddles" if the futures or options comprising a part of such straddles were governed by Section 1256 of the Code. A Fund may make one or more elections with respect to mixed straddles. If no election is made, to the extent the straddle rules apply to positions established by a Fund, losses realized by such Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses and long-term capital gains may be recharacterized as short-term capital gain or ordinary income.

         Investment by a Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to Shareholders. For example, a Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, that Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

         Each Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of the Fund, if such Shareholder (1) fails to furnish the Fund with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

         Information set forth in the Prospectuses and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of Shares of the Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds or their Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


         Information as to the federal income tax status of all distributions will be mailed annually to each Shareholder.

Additional Tax Information With Respect to the Pennsylvania Bond Fund
---------------------------------------------------------------------

         The Pennsylvania Bond Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Pennsylvania Bond Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans, and individual retirement accounts, since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from all or a portion of the Pennsylvania Bond Fund's dividends being tax-exempt and such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Pennsylvania Bond Fund may not be an appropriate investment for entities which are "substantial users," or "related persons" thereof, of facilities financed by private activity bonds held by the Pennsylvania Bond Fund.

         The Code permits a regulated investment company which invests in Exempt Securities to pay to its Shareholders "exempt-interest dividends," which are excluded from gross income for federal income tax purposes, if at the close of each quarter of its taxable year at least 50% of its total assets consist of Exempt Securities.

         An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Pennsylvania Bond Fund that is derived from interest received by the Pennsylvania Bond Fund that is excluded from gross income for federal income tax purposes, net of certain deductions, provided the dividend is designated as an exempt-interest dividend in a written notice mailed to Shareholders not later than sixty days after the close of the Pennsylvania Bond Fund's taxable year. The percentage of the total dividends paid by the Pennsylvania Bond Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all Shareholders of the Pennsylvania Bond Fund receiving dividends during such year. Exempt-interest dividends shall be treated by the Pennsylvania Bond Fund's Shareholders as items of interest excludable from their gross income for Federal income tax purposes under Section 103(a) of the Code. However, a Shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) of the Code if such Shareholder is a "substantial user" or a "related person" to such user under Section 147(a) of the Code with respect to any of the Exempt Securities held by the Pennsylvania Bond Fund. If a Shareholder receives an exempt- interest dividend with respect to any Share and such Share is held by the Shareholder for six months or less, any loss on the sale or exchange of such Share shall be disallowed to the extent of the amount of such exempt-interest dividend.

         In general, interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares is not deductible for federal income tax purposes if the Pennsylvania Bond Fund distributes exempt-interest dividends during the Shareholder's taxable year. A Shareholder of the Pennsylvania Bond Fund that is a financial institution may not deduct interest expense attributable to indebtedness incurred or continued to purchase or carry Shares of the Pennsylvania Bond Fund if the Pennsylvania Bond Fund distributes exempt-interest dividends during the Shareholder's taxable year. Certain federal income tax deductions of property and casualty insurance companies holding Shares of the Pennsylvania Bond Fund and receiving exempt-interest dividends may also be adversely affected. In certain limited instances, the portion of Social Security benefits received by a Shareholder which may be subject to federal income tax may be affected by the amount of tax-exempt interest income, including exempt-interest dividends received by Shareholders of the Pennsylvania Bond Fund.


         In the event the Pennsylvania Bond Fund realizes mid-term or long-term capital gains, the Pennsylvania Bond Fund intends to distribute any realized net mid-term or net long-term capital gains annually. If the Pennsylvania Bond Fund distributes such gains, the Pennsylvania Bond Fund will have no tax liability with respect to such gains, and the distributions will be taxable to Shareholders as mid-term or long-term capital gains, respectively, regardless of how long the Shareholders have held their Shares. Any such distributions will be designated as a capital gain dividend in a written notice mailed by the Pennsylvania Bond Fund to the Shareholders not later than sixty days after the close of the Pennsylvania Bond Fund's taxable year. It should be noted, however, that long-term capital gains of individuals are subject to a maximum tax rate of 20% (or 10% for individuals in the 15% ordinary income tax bracket) and mid-term capital gains are taxed like ordinary income except that net capital gains of individuals are subject to a maximum federal income tax rate of 28%. Any net short-term capital gains are taxed at ordinary income tax rates. If a Shareholder receives a capital gain dividend with respect to any Share and then sells the Share before he has held it for more than six months, any loss on the sale of the Share is treated as long-term capital loss to the extent of the capital gain dividend received.


         Interest earned on certain municipal obligations issued on or after August 8, 1986, to finance certain private activities will be treated as a tax preference item in computing the alternative minimum tax. Since the Pennsylvania Bond Fund may invest up to 20% of its net assets in municipal securities the interest on which may be treated as a tax preference item, a portion of the exempt- interest dividends received by Shareholders from the Pennsylvania Bond Fund may be treated as tax preference items in computing the alternative minimum tax to the extent that distributions by the

Pennsylvania Bond Fund are attributable to such obligations. Also, a portion of all other interest excluded from gross income for federal income tax purposes earned by a corporation may be subject to the alternative minimum tax as a result of the inclusion in alternative minimum taxable income of 75% of the excess of adjusted current earnings and profits over pre-book alternative minimum taxable income. Adjusted current earnings and profits would include exempt-interest dividends distributed by the Pennsylvania Bond Fund to corporate Shareholders. For individuals the alternative minimum tax rate is 26% on alternative minimum taxable income up to $175,000 and 28% on the excess of $175,000; for corporations the alternative minimum tax rate is 20%.

         For taxable years of corporations beginning before 1996, the Superfund Revenue Act of 1986 imposes an additional tax (which is deductible for federal income tax purposes) on a corporation at a rate of 0.12 of one percent on the excess over $2,000,000 of such corporation's "modified alternative minimum taxable income", which would include a portion of the exempt-interest dividends distributed by the Pennsylvania Bond Fund to such corporation. In addition, exempt-interest dividends distributed to certain foreign corporations doing business in the United States could be subject to a branch profits tax imposed by Section 884 of the Code.

         Distributions of exempt-interest dividends by the Pennsylvania Bond Fund may be subject to state and local taxes even though a substantial portion of such distributions may be derived from interest on obligations which, if received directly, would be exempt from such taxes. The Pennsylvania Bond Fund will report to its Shareholders annually after the close of its taxable year the percentage and source, on a state-by-state basis, of interest income earned on municipal obligations held by the Pennsylvania Bond Fund during the preceding year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

         As indicated in the Prospectus, the Pennsylvania Bond Fund may acquire rights regarding specified portfolio securities under puts. See "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of the Pennsylvania Bond Fund is to limit its acquisition of puts to those under which it will be treated for federal income tax purposes as the owner of the Exempt Securities acquired subject to the put and the interest on the Exempt Securities will be tax-exempt to it. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Pennsylvania Bond Fund could acquire under the 1940 Act. Therefore, although the Pennsylvania Bond Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion.

         Under Section 1256 of the Code, gain or loss realized by the Pennsylvania Bond Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures and options remaining unexercised at the end of the Pennsylvania Bond Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Pennsylvania Bond Fund characterized in the manner described above.

         Offsetting positions held by the Pennsylvania Bond Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain straddle and/or conversion transactions may be recharacterized as ordinary income.

         If the Pennsylvania Bond Fund were treated as entering into straddles by reason of its engaging in futures or options transactions, such straddles would be characterized as "mixed straddles" if the futures or options comprising a part of such straddles were governed by Section 1256 of the Code. The Pennsylvania Bond Fund may make one or more elections with respect to mixed straddles. If no election is made, to the extent the straddle rules apply to positions established by the Pennsylvania Bond Fund, losses realized by the Pennsylvania Bond Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses and long-term capital gains may be recharacterized as short-term capital gain or ordinary income.

         Investment by the Pennsylvania Bond Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to Shareholders. For example, the Pennsylvania Bond Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, the Pennsylvania

Bond Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

         Income itself exempt from Federal income taxation may be considered in addition to taxable income when determining whether Social Security payments received by a Shareholder are subject to federal income taxation.

Seven-Day and 30-Day Yields of the Prime Money Market Fund and the Treasury
---------------------------------------------------------------------------
Money Market Fund
-----------------

         The standardized seven-day yield for the Prime Money Market Fund and the Treasury Money Market Fund is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account in that Fund having a balance of one Share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The net change in the account value of the Fund includes the value of additional Shares purchased with dividends from the original Share, dividends declared on both the original Share and any such additional Shares, and all fees, other than nonrecurring account or sales charges, that are charged to all Shareholder accounts in proportion to the length of the base period and assuming such Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The 30-day yield is calculated as described above except that the base period is 30 days rather than seven days.

         The effective yield for the Prime Money Market Fund and the Treasury Money Market Fund is computed by compounding the base period return, as calculated above, by adding 1 to the base period return raising the sum to a power equal to 365 divided by seven and subtracting 1 from the result.


         For the seven-day period ended June 30, 1997, the Prime Money Market Fund's seven-day yield and seven-day effective yield were 5.09% and 5.22%, respectively. For the 30-day period ended June 30, 1997, the yield and effective yield for the Prime Money Market Fund were 5.11% and 5.23%, respectively.

         For the seven-day period ended September 30, 1997, the Treasury Money Market Fund's seven-day yield and seven-day effective yield were 4.65% and 4.75%, respectively. For the 30-day period ended September 30, 1997, the yield and effective yield for the Treasury Money Market Fund were 4.62% and 4.72%, respectively.

30-Day Yield of the Funds
-------------------------

         As summarized in the Prospectuses under the heading "PERFORMANCE INFORMATION," the yield of the Funds will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the Fund Share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of a Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Group allocated to such Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's Shares and to the relative risks associated with the investment objectives and policies of that Fund.

         In addition, tax equivalent yields are computed by dividing that portion of the Pennsylvania Bond Fund's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding that result to that portion, if any, of the yield of the Pennsylvania Bond Fund which is not tax-exempt.


         For the 30-day period ended June 30, 1997, the yields for the Pennsylvania Bond Fund and the Income Fund were 3.91% and 6.12%, respectively, assuming the imposition of the maximum sales charge, and 4.10% and 6.41%, respectively, excluding the effect of a sales charge. For the same period, the tax equivalent yields for the Pennsylvania Bond Fund, assuming a 39.6% federal tax rate, were 6.47%, assuming the imposition of the maximum sales charge, and 6.79%, excluding the effect of a sales charge.

         For the 30-day period ended September 30, 1997, the yields for the Government Securities Fund were 5.23% assuming the imposition of the maximum sales charge, and 5.39% excluding the effect of a sales charge.

Calculation of Total Return
---------------------------


         As summarized in the Prospectuses under the heading "PERFORMANCE INFORMATION," average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in that Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of Shares purchased by a hypothetical $1,000 investment in a Fund (less the maximum sales charge, if any) all additional Shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of Shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. A Fund, however, may also advertise aggregate total return in addition to or in lieu of average annual total return. Aggregate total return is a measure of the change in value of an investment in a Fund over the relevant period and is calculated similarly to average annual total return except that the result is not annualized.


         For the one year period ended June 30, 1997, and the period from commencement of operations to June 30, 1997, the average annual total returns for the Funds (other than the Treasury Money Market Fund and the Government Securities Fund), including the performance of any Fund's predecessor CIFs (which performance has been restated to reflect the estimated fees for such Fund for the current fiscal year), are as follows:

                                                Average Annual Total Return
                                                ---------------------------

           Fund               With Maximum Sales Load(1)                Without Sales Load
           ----               --------------------------                ------------------

                                                 Since                                 Since
                              1 Year          Inception(2)         1 Year          Inception(2)
                              ------          ---------            ------          ---------

Prime Money Market              --                3.73%              --                3.73%

Pennsylvania Bond               --               -0.69%              --                3.98%

Established Growth            21.96%             28.64%            27.60%             31.05%

Income                          --               -3.16%              --                1.40%

Aggressive Growth             10.36%             18.81%            15.52%             20.63%


-----------------------
1 The maximum sales load for the Pennsylvania Bond Fund, the Established Growth Fund, the Income Fund, and the Aggressive Growth Fund is 4.50%.

2 Commenced operations October 7, 1996, October 1, 1996, January 1, 1995 (the Established Growth Fund's predecessor CIF), December 2, 1996, and July 1, 1994 (the Aggressive Growth Fund's predecessor CIF), respectively.
         The Prime Money Market Fund has no sales load.

         For the one year period ended September 30, 1997, and the period from commencement of operations to September 30, 1997, the average annual returns for the Treasury Money Market Fund and the Government Securities Fund (including the performance of the Government Securities Fund's predecessor CFS, which performance has been restated to reflect the estimated fees for such Fund for the current fiscal year), are as follows:

                                                           Average Annual Total Return
                                                           ---------------------------

           Fund                         With Maximum Sales Load(3)                Without Sales Load
           ----                         --------------------------                ------------------

                                                            Since                               Since
                                         1 Year          Inception(4)         1 Year          Inception(4)
                                         ------          ---------            ------          ---------

Treasury Money Market                      --               1.20%               --                1.20%

Government Securities                     1.97%             3.31%             5.17%               4.97%

-----------------------
3 The maximum sales load for the Government Securities Fund is 3.00%. The Treasury Money Market Fund has no sales load.
4 The Treasury Money Market Fund commenced operations July 1, 1997. The Government Securities Fund's predecessor CF commenced operations October 31, 1995.

         Performance figures for periods prior to a Fund's commencement of operations are for such Fund's predecessor CIFs and not those of the Fund. And, of course, past performance is no guarantee as to future performance.

         For the period from commencement of operations (October 1, 1996 and December 2, 1996, respectively) to June 30, 1997, the aggregate total returns for the Pennsylvania Bond Fund and the Income Fund were -0.69% and -3.16%, respectively, reflecting the imposition of the maximum sales load, and 3.98% and 1.40%, respectively, assuming no sales load.


Distribution Rates
------------------

         The Funds may from time to time advertise current distribution rates which are calculated in accordance with the method disclosed in the Prospectus.

Performance Comparisons
-----------------------

         Investors may judge the performance of the Funds by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and S&P and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Wiesenberger, The New York Times, Business Week, U.S.A. Today and local periodicals. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers and to other institutions.

         From time to time, the Group may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a Fund. The Group may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.

         Current yields or total return will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or total return may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and total return are functions of a Fund's quality, composition and maturity, as well as expenses allocated to that Fund. Fees imposed upon Customer accounts by the Adviser, its affiliates or its affiliated or correspondent banks for cash management services or other services will reduce a Fund's effective yield and total return to Customers.

Miscellaneous
-------------

         Individual Trustees are generally elected by the shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Generally, shareholders owning not less than 20% of the outstanding shares of the Group entitled to vote may cause the Trustees to call a special meeting. However, the Group has represented to the Commission that the Trustees will call a special meeting for the purpose of considering the removal of one or more Trustees upon written request therefor from shareholders owning not less than 10% of the outstanding votes of the Group entitled to vote. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

         The Group is registered with the Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Group.


         The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The following unaudited financial statements for the period ended September 30, 1997, for the Treasury Money Market Fund and the Government Securities Fund reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Of course, there can be no guarantee that such results will be reflected in the financial statements as of June 30, 1998.

THE SESSIONS GROUP
KeyPremier Funds

                                                                   Statements of Assets and Liabilities
                                                                          September 30, 1997
                                                                              (Unaudited)

                                                                           Limited Duration              U.S. Treasury
                                                                              Government                  Obligations
                                                                              Securities                 Money Market
                                                                                 Fund                        Fund
                                                                      -------------------------   -------------------------
   ASSETS:

   Investments, at value (cost $36,093,647 and $14,006,019)           $              36,092,457   $              14,006,019
   Repurchase agreements (cost $3,136,000 and $9,539,000)                             3,136,000                   9,539,000
                                                                      -------------------------   -------------------------

         Total Investments                                                           39,228,457                  23,545,019

   Cash                                                                                     419                         918
   Interest and dividends receivable                                                    308,958                     338,476
   Unamortized organization costs                                                         2,255                       7,223
   Prepaid expenses and other assets                                                      1,012                         789
                                                                      -------------------------   -------------------------
         Total Assets                                                                39,541,101                  23,892,425
                                                                      -------------------------   -------------------------
   LIABILITIES:
   Dividends payable                                                                    167,575                      86,239
   Payable to brokers for investments purchased                                       3,474,267                         ---
   Accrued expenses and other payables:
         Investment advisory fees                                                           ---                         ---
         Administration fees                                                                452                         305
         Accounting fees                                                                    863                         513
         Custodian fees                                                                   1,288                       2,116
         Trustees' fees                                                                     136                          82
         Audit fees                                                                       2,852                       2,760
         Legal fees                                                                       6,999                       7,057
         Printing                                                                         2,760                       2,668
         Transfer agent fees                                                              2,936                       2,587
         Registration and filing fees                                                     3,588                       3,220
         Other                                                                           10,559                         118
                                                                      -------------------------   -------------------------
         Total Liabilities                                                            3,674,275                     107,665
                                                                      -------------------------   -------------------------

   NET ASSETS:
   Capital                                                                           35,862,102                  23,784,760
   Net unrealized appreciation on investments                                            (1,190)                        ---
   Accumulated undistributed net
         realized gains on investment transactions                                        5,914                         ---
                                                                      -------------------------   -------------------------
         Net Assets                                                   $              35,866,826   $              23,784,760
                                                                      =========================   =========================
   Outstanding units of beneficial interest (shares)                                  3,588,962                  23,784,760
                                                                      =========================   =========================
   Net asset value - redemption price per share                       $                    9.99   $                    1.00
                                                                      =========================   =========================
   Maximum Sales Charge                                                                   3.00%                           -
                                                                      =========================   =========================
   Maximum Offering Price (100%/(100%-Maximum Sales
         Charge) of net asset value adjusted to nearest
         cent) per share                                              $                   10.30   $                    1.00
                                                                      =========================   =========================


See notes to financial statements.

THE SESSIONS GROUP
KeyPremier Funds

                                                                     Statements of Operations
                                                               For Period Ended September 30, 1997
                                                                           (Unaudited)


                                                                        Limited Duration              U.S. Treasury
                                                                           Government                  Obligations
                                                                           Securities                 Money Market
                                                                            Fund (a)                    Fund (a)
                                                                   -------------------------   -------------------------
   INVESTMENT INCOME:
   Interest income                                                 $                 570,391   $                 285,612
   Dividend income                                                                     5,531                       2,647
                                                                   -------------------------   -------------------------
         Total Income                                                                575,922                     288,259
                                                                   -------------------------   -------------------------
   EXPENSES:
   Investment advisory fees                                                           54,138                      21,704
   Administration fees                                                                10,376                       6,240
   Accounting fees                                                                     8,205                       7,745
   Custodian fees                                                                      1,288                       2,116
   Audit fees                                                                          2,852                       2,760
   Legal fees                                                                          7,452                       7,452
   Organization costs                                                                  6,256                       1,288
   Trustees' fees and expenses                                                           368                         276
   Transfer agent fees                                                                 6,532                       6,164
   Registration and filing fees                                                        3,588                       3,220
   Printing costs                                                                      3,036                       3,036
   Other                                                                                 277                         184
                                                                   -------------------------   -------------------------
   Total Expenses                                                                    104,368                      62,185
         Less: Expenses voluntarily reduced                                          (54,138)                    (21,704)
                                                                   -------------------------   -------------------------
   Net Investment Income                                                             525,692                     247,778
                                                                   -------------------------   -------------------------
   REALIZED/UNREALIZED GAINS ON INVESTMENTS:
   Net realized gains (losses) on investment
         transactions                                                                  5,914                         ---
   Change in unrealized appreciation/depreciation
         on investments                                                              (37,006)                        ---
                                                                   -------------------------   -------------------------
   Net realized/unrealized gains (losses) on investments                             (31,092)                        ---
                                                                   -------------------------   -------------------------
   Change in net assets resulting from
         operations                                                $                 494,600   $                 247,778
                                                                   =========================   =========================

(a) Commencement of the Funds began July 1, 1997.


See notes to financial statements.

THE SESSIONS GROUP
KeyPremier Funds

                                                                      Statement of Change in Net Assets
                                                                                (Unaudited)


                                                                               Limited Duration          U.S. Treasury
                                                                                  Government              Obligations
                                                                                  Securities             Money Market
                                                                                     Fund                    Fund
                                                                               ---------------------   -------------------
                                                                                   For Period              For Period
                                                                                      Ended                   Ended
                                                                                  September 30,            September 30,
                                                                                     1997 (a)                 1997 (a)
                                                                               ---------------------   -------------------
   FROM INVESTMENT ACTIVITIES:
   OPERATIONS:
       Net investment income                                                   $             525,692   $           247,778
       Net realized gains
         on investments transactions                                                           5,914                   ---
       Increase in unrealized depreciation
         on investments                                                                      (37,006)                  ---
                                                                               ---------------------   -------------------
   Net increase in net assets resulting
         from operations                                                                     494,600               247,778
                                                                               ---------------------   -------------------
   DISTRIBUTIONS TO SHAREHOLDERS:
       From net investment income                                                           (525,692)             (247,778)
                                                                               ---------------------   -------------------
   Change in net assets from
       shareholder distributions                                                            (525,692)             (247,778)
                                                                               ---------------------   -------------------

   CAPITAL TRANSACTIONS:
       Proceeds from shares issued                                                        40,002,831            32,648,568
       Dividends reinvested                                                                      435                     0
       Cost of shares redeemed                                                            (4,105,348)           (8,863,808)
                                                                               ---------------------   -------------------
   Change in net assets
       from capital transactions                                                          35,897,918            23,784,760
                                                                               ---------------------   -------------------
   Change in net assets                                                                   35,866,826            23,784,760
   NET ASSETS:
       Beginning of period                                                                       ---                   ---
                                                                               ---------------------   -------------------
       End of period                                                           $          35,866,826   $        23,784,760
                                                                               =====================   ===================
   SHARE TRANSACTIONS:
       Issued                                                                              3,999,290            32,648,568
       Reinvested                                                                                 44                   ---
       Redeemed                                                                             (410,372)           (8,863,808)
                                                                               ---------------------   -------------------
   Change in shares                                                                        3,588,962            23,784,760
                                                                               =====================   ===================


   (a) Commencement of the Funds began July 1, 1997.


See notes to financial statements.

THE SESSIONS GROUP
KeyPremier Funds

                                                                 Financial Highlights

                                                                                                U.S. Treasury
                                                                  Limited Duration               Obligations
                                                                Government Securities            Money Market
                                                                ---------------------            ------------

                                                                      For Period                   For Period
                                                                        Ended                        Ended
                                                                    September 30,                 September 30,
                                                                      1997 (a)                      1997 (a)
                                                                ------------------              ----------------
                                                                     (Unaudited)                   (Unaudited)
   Net Asset Value, Beginning of Period                         $            10.00              $           1.00
                                                                ------------------              ----------------
   Investment Activities
       Net investment income                                                  0.15                          0.01
       Net realized and unrealized
         gains (losses) on investments                                       (0.01)                          ---
                                                                ------------------              ----------------
         Total from Investment Activities                                     0.14                          0.01
                                                                ------------------              ----------------
   Distributions
       Net investment income                                                 (0.15)                        (0.01)
                                                                ------------------              ----------------
         Total Distributions                                                 (0.15)                        (0.01)
                                                                ------------------              ----------------
                                                                ------------------              ----------------
   Net Asset Value, End of Period                               $             9.99              $           1.00
                                                                ==================              ================

   Total Return (excludes sales charge)                                      1.36%(b)                      1.20%(b)

   Ratios/Supplemental Data:
   Net Assets, at end of period (000)                           $           35,867                 $      23,785
   Ratio of expenses to
    average net assets                                                       0.56%(c)                      0.75%(c)
   Ratio of net investment income
    to average net assets                                                    5.83%(c)                      4.57%(c)
   Ratio of expenses to
    average net assets*                                                      1.16%(c)                      1.15%(c)
   Ratio of net investment income
    to average net assets*                                                   5.23%(c)                      4.17%(c)

   Portfolio Turnover                                                      315.89%                           ---

   Average Commission Rate Paid                                                ---                           ---
   ----------

   * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Commencement of the Funds began July 1, 1997.
   (b) Not Annualized
   (c) Annualized


See notes to financial statements.

KEYPREMIER LIMITED DURATION GOVERNMENT SECURITIES FUND
Schedule of Investments
September 30, 1997
(Unaudited)


 SHARES
   OR
PRINCIPAL       SECURITY                                           MARKET
 AMOUNT        DESCRIPTION                                          VALUE


   U.S. TREASURY OBLIGATIONS (72.3%)
   1,000,000  6.00%, 12/31/97                                   $  1,001,950
   1,500,000  5.63%, 1/31/98                                       1,501,200
   9,400,000  5.75%, 12/31/98                                      9,404,606
   1,000,000  5.88%, 3/31/99                                       1,001,620
  12,000,000  5.75%, 9/30/99                                      11,986,440
   1,000,000  6.63%, 2/15/27                                       1,023,520
                                                                   ---------
TOTAL U.S. TREASURY OBLIGATIONS                                   25,919,336
                                                                  ----------

   U.S. GOVERNMENT AGENCIES (28.4%)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.8%)
   1,500,000  5.24%, 7/15/98                                       1,497,586
          94  10.00%, 10/1/00                                             99
     218,410  7.95%, 3/25/20                                         218,888
                                                                     -------
                                                                   1,716,573
                                                                   ---------

U.S. GOVERNMENT AGENCY - DISCOUNT (23.6%)
   Student Loan Mortgage Assoc.
      5,000,000 6.00%, 11/27/98                                    5,001,400
   Federal Home Loan Mortgage Corp.
      3,248,876 9.00%, 4/1/16                                      3,455,147
                                                                   ---------
                                                                   8,456,547
                                                                   ---------
TOTAL U.S. GOVERNMENT AGENCIES                                    10,173,120
                                                                  ----------

     INVESTMENT COMPANIES (0.0%)
          1  Federated Government Obligation                               1

TOTAL INVESTMENT COMPANIES                                                 1

     REPURCHASE AGREEMENTS (8.7%)
     3,136,000 Merrill Tri-Party Agreement, 6.10%, 10/1/97         3,136,000
               (Collateralized by GMNA's ranging from 7.00%        ---------
               to 9.00%) 32 issues included in the collateral
               report, par value equal to $15,276,429.

   TOTAL REPURCHASE AGREEMENTS                                     3,136,000
                                                                   ---------






                       See notes to financial statements.

KEYPREMIER LIMITED DURATION GOVERNMENT SECURITIES FUND
Schedule of Investments
September 30, 1997
(Unaudited)

 Shares
   or
Principal    Security                                             Market
 Amount     Description                                            Value


            TOTAL (COST-$39,229,647)(a)                       $  39,228,457
                                                               ============

  Percentages indicated are based on net assets of $35,866,829.




  (a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:


      Unrealized appreciation.............. $ 28,395
      Unrealized depreciation..............  (29,585)

      Net Unrealized depreciation.......... $ (1,190)







                       See notes to financial statements.

KEYPREMIER U.S. TREASURY OBLIGATIONS MONEY MARKET FUND
Schedule of Investments
September 30, 1997
(Unaudited)

    Shares
      or
   Principal     Security                                          Market
    Amount      Description                                         Value

   REPURCHASE AGREEMENTS (40.1%)
   4,539,000  Merrill Tri-Party Repurchase Agreement,            $  4,539,000
              6.10%, 10/1/97 (Collateralized by GMNA's
              ranging from 6.50% to 9.50%.) 28 issues
              included in the collateral report, market
              value equal to $5,493,350.

   5,000,000  Yamachi Repurchase Agreement, 5.95%, 10/1/97          5,000,000
              (Collateralized by 4,680,000 U.S. Treasury            ---------
              Note 7.25%, 5/15/04 Market Value equal to
              $5,103,962)

TOTAL REPURCHASE AGREEMENTS                                         9,539,000
                                                                    ---------

   U.S. TREASURY OBLIGATIONS (58.9%)
  14,000,000  5.75%, 10/31/97                                      14,006,019
                                                                   ----------
TOTAL U.S. TREASURY OBLIGATIONS                                    14,006,019
                                                                   ----------

              TOTAL (COST-$23,545,019)(a)                        $ 23,545,019
                                                                  ===========

   Percentages indicated are based on net assets of $23,784,760.



   (a) Cost for federal income tax and financial reporting purposes are the same.






                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1997

1.       ORGANIZATION:

         The Sessions Group (the "Group") was organized on April 25, 1988 as an Ohio business trust, and is registered under the Investment Company Act of 1940 as amended, (the "1940 Act"), as an open-end management investment company. The Group is authorized to issue an unlimited number of shares which are units of beneficial interest, without par value. The Group offers shares of a number of different series or portfolios, including the following series for which Martindale Andres & Company, Inc., a wholly owned subsidiary of Keystone Financial Inc., serves as investment adviser: shares of the KeyPremier Limited Duration Government Securities Fund and KeyPremier U.S. Treasury Obligations Money Market Fund and (individually, a "Fund" and collectively, the "Funds").

         The investment objectives of the Limited Duration Government Securities Fund is to seek current income with preservation of capital as a secondary objective. The investment objectives of the U.S. Treasury Obligations Money Market Fund are to seek current income with liquidity and stability of principal.

         Shares of the Funds may be sold to customers by the Group's distributor, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor") and its affiliates, to all accounts of correspondent banks of Keystone Financial, Inc. and to the general public.

2.       SIGNIFICANT ACCOUNTING POLICIES:

         The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

         SECURITIES VALUATION:

         Investments of the U.S. Treasury Obligations Money Market Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Fund may not a) purchase any instrument with a remaining maturity greater than 397 calendar days unless such investment is subject to a demand feature, or b) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.


         Investments in corporate bonds, commercial paper, municipal securities and U.S. Government securities of the Limited Duration Government Securities Fund, (collectively, "the variable net asset value fund"), are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange or NASDAQ National Market) in which such securities are normally traded. The variable net asset value funds may also use an independent pricing service approved by the Board of Trustees to value certain other securities. Such prices reflect market values which may be established through the use of electronic and matrix techniques. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Group's Board of Trustees. The differences between the cost and market values of investments held by the variable net asset value fund are reflected as either


                                  (Continued)
         unrealized appreciation or depreciation.

         SECURITY TRANSACTIONS AND RELATED INCOME:

         Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

         REPURCHASE AGREEMENTS:

         The Funds may acquire repurchase agreements from financial institutions such as banks and broker dealers which Martindale Andres & Company, Inc. deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS:

         The Funds may borrow for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it places in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure such equivalent value is maintained at all times. Reverse repurchase agreements are considered to be borrowing by the Funds under the 1940 Act.

         DIVIDENDS TO SHAREHOLDERS:

         Dividends from net investment income are declared daily and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually for the U.S. Treasury Obligations Money Market Fund. Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed annually for the Limited Duration Government Securities Fund.

         Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, expiring capital loss carry forwards, and deferral of certain losses.

         FEDERAL INCOME TAXES:

         It is the policy of each of the Funds to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.


                                  (Continued)

         ORGANIZATION COSTS:

         All expenses in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Fund. Such expenses are amortized over a period of five years commencing with the date of the initial public offering.

3.       PURCHASES AND SALES OF SECURITIES:


         Purchases and sales of portfolio securities (excluding short-term securities) for the variable net asset value fund for the period ended September 30, 1997, are as follows (commencement of operations of such fund was July 1, 1997):



                                                                         Purchases                  Sales
                                                                         ---------                  -----
         Limited Duration Government Securities Fund                     $91,511,375             $70,022,507


4.       RELATED PARTY TRANSACTIONS:


         Investment advisory services are provided to the Funds by Martindale Andres & Company, Inc. Under the terms of the investment advisory agreement, Martindale Andres & Company, Inc. is entitled to receive fees based on a percentage of the average net assets of each Fund. Martindale Andres & Company, Inc. has agreed that if the aggregate expenses of the Funds, as defined, for any fiscal year exceed limitations of any state having jurisdiction over the Funds, Martindale Andres & Company, Inc. will refund to the Funds, or otherwise bear, such excess. Such limitation did not affect the calculation of the investment advisory fees during the period ended September 30, 1997.


         BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Services") are subsidiaries of The BISYS Group, Inc.

         BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed daily as a percentage of the average net assets of each Fund. BISYS Services, Inc. serves the Funds as transfer agent and mutual fund accountant.


         The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include Martindale Andres & Company, Inc., and Keystone Financial, Inc., and its correspondent and affiliated banks and BISYS, for providing ministerial, record keeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which may be paid under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average daily net asset value of a Fund. The Group has not implemented such a plan as of September 30, 1997.


         BISYS is also entitled to receive commissions on sales of shares of the variable net asset value funds. For the period ended September 30, 1997, BISYS received no commissions earned on sales of shares of the variable net asset value funds.

         Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios.



                                  (Continued)

         Information regarding these transactions is as follows for the period ended September 30, 1997:


                                    Limited         U.S. Treasury
                                    Duration         Obligations
                                   Government           Money
                                   Securities          Market
                                      Fund              Fund
                                      ----              ----
INVESTMENT ADVISORY FEES:
Annual fee before voluntary
  fee reductions (percentage
  of average net assets)              .60%           .40%
Voluntary fee reductions            $54,138         $21,704

ADMINISTRATION FEES:
Annual fee before voluntary
  fee reductions (percentage
  of average net assets)            .115%            .115%
Voluntary fee reductions            ---               ---

FUND ACCOUNTANT FEES                $8,205           $7,745

TRANSFER AGENT FEES                 $6,532           $6,164






5. ACQUISITION OF COMMON/COLLECTIVE TRUST FUNDS:

   On July 1, 1997, the Limited Duration Government Securities Fund acquired all of the assets of various common and collective trust funds maintained by affiliates of Martindale Andres & Co., Inc. The following is a summary of shares issued, net assets acquired, net asset value per shares and unrealized appreciation as of the dates acquired:



                                                               Limited Duration
                                                                  Government
                                                                  Securities
                                                                     Fund
                                                                     ----
Shares                                                               3,467,684
Net Assets                                                    $     34,676,843
Net Asset Value                                               $          10.00
Unrealized Appreciation/Depreciation                          $         35,816





                                  (Continued)

THE SESSIONS GROUP
KEYPREMIER FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997

                                              PRIME        PENNSYLVANIA    ESTABLISHED     INTERMEDIATE     AGGRESSIVE
                                           MONEY MARKET     MUNICIPAL         GROWTH       TERM INCOME        GROWTH
                                               FUND         BOND FUND          FUND            FUND            FUND
                                           ------------    ------------    ------------    ------------    ------------
ASSETS:
Investments, at value (cost $96,191,524;
  $118,836,308; $111,896,923;
  $205,828,614; and $70,402,857,
  respectively).........................   $96,191,524     $120,336,065    $191,422,209   $206,506,708     $105,262,604
                                           -----------     ------------    ------------   ------------     ------------
Cash....................................        42,694               --              --             --               --
Interest and dividends receivable.......        45,133        1,931,885         232,429      2,519,582           98,324
Receivable from brokers for investments
  sold..................................            --        3,372,810              --             --           12,879
Receivable for capital shares issued....            --            9,548           7,533          2,837               --
Unamortized organization costs..........        18,659           20,321          25,290         32,856            4,895
Prepaid expenses and other assets.......           567               --           3,098          7,693              245
                                           -----------     ------------    ------------   ------------     ------------
  Total Assets..........................    96,298,577      125,670,629     191,690,559    209,069,676      105,378,947
                                           -----------     ------------    ------------   ------------     ------------
LIABILITIES:
Dividends payable.......................       399,942          407,216         479,221      1,113,477           29,005
Payable for capital shares redeemed.....            --               --              --             --            8,413
Payable to brokers for investments
  purchased.............................            --        2,000,000         187,475             --               --
Accrued expenses and other payables:
  Investment advisory fees..............        15,665           30,215          62,532         51,334           43,048
  Administration fees...................         1,204            1,559           2,412          2,634            1,312
  Custodian fees........................         1,612            1,072           1,367          1,105              329
  Accounting fees.......................           645            2,019           4,017          3,970            4,688
  Trustees' fees........................            --               28           3,903          1,716              920
  Legal fees............................         4,645            7,989           7,865          7,389            6,171
  Audit fees............................         7,031            8,416           8,979         11,737            7,409
  Printing..............................        11,978           11,947          10,482         11,467            7,641
  Transfer agent fees...................           937            1,196              --             --              353
  Registration and filing fees..........         3,769            3,591           6,700          4,654           10,306
  Other.................................           791              922           1,366          1,311            1,532
                                           -----------     ------------    ------------   ------------     ------------
  Total Liabilities.....................       448,219        2,476,170         776,319      1,210,794          121,127
                                           -----------     ------------    ------------   ------------     ------------
NET ASSETS:
Capital.................................    95,847,274      121,945,921     110,833,331    210,358,664       69,318,302
Undistributed net investment income.....         3,084          256,668           4,340        (57,092)           7,833
Net unrealized appreciation
  (depreciation) on investments.........            --        1,499,757      79,525,286        678,094       34,859,747
Accumulated undistributed net realized
  gains (losses) on investment
  transactions..........................            --         (507,887)        551,283     (3,120,784)       1,071,938
                                           -----------     ------------    ------------   ------------     ------------
  Net Assets............................   $95,850,358     $123,194,459    $190,914,240   $207,858,882     $105,257,820
                                           ===========     ============    ============   ============     ============
Outstanding units of beneficial interest
  (shares)..............................    95,850,207       11,974,426      17,152,829     21,269,558       10,280,303
                                           ===========     ============    ============   ============     ============
Net asset value -- redemption price per
  share.................................   $      1.00     $      10.29    $      11.13   $       9.77     $      10.24
                                           ===========     ============    ============   ============     ============
Maximum Sales Charge....................            --             4.50%           4.50%          4.50%            4.50%
                                           ===========     ============    ============   ============     ============
Maximum Offering Price (100%/(100%-
  Maximum Sales Charge) of net asset
  value adjusted to nearest cent) per
  share.................................   $      1.00 (a)        10.77    $      11.65   $      10.23     $      10.72
                                           ===========     ============    ============   ============     ============

---------------

(a) Offering price and redemption price are the same for the Money Market Fund.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                            STATEMENTS OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 30, 1997

                                    PRIME        PENNSYLVANIA    ESTABLISHED   INTERMEDIATE  AGGRESSIVE
                                 MONEY MARKET   MUNICIPAL BOND     GROWTH      TERM INCOME     GROWTH
                                   FUND(A)         FUND(A)         FUND(A)       FUND(A)      FUND(A)
                                 ------------   --------------   -----------   -----------   ----------
INVESTMENT INCOME:
Interest income................   $3,806,220      $4,040,237     $        --   $7,412,243    $       --
Dividend income................           --          50,652       1,795,211      325,799       363,444
                                  ----------      ----------     -----------   ----------    ----------
  Total Income.................    3,806,220       4,090,889       1,795,211    7,738,042       363,444
                                  ----------      ----------     -----------   ----------    ----------
EXPENSES:
Investment advisory fees.......      282,882         506,296         735,635      680,552       385,280
Administration fees............       81,328          97,040         112,311      129,863        44,692
Custodian fees.................       17,048           4,425          14,130       13,071         8,212
Accounting fees................       21,776          30,096          31,176       35,604        13,033
Legal fees.....................       17,269          21,690          15,838       16,874        10,048
Audit fees.....................        9,018          10,508          11,061       13,943         7,409
Organization costs.............        4,255           3,682           1,946        2,058         2,070
Trustees' fees and expenses....        5,331           5,461           8,346        6,823         2,417
Transfer agent fees............       19,648          21,322          20,282       19,824        11,099
Registration and filing fees...        8,702           5,264          10,273        7,352        13,143
Printing costs.................       22,413          21,721          20,622       20,042        19,397
Other..........................        3,859           3,439           4,822        5,384         1,571
                                  ----------      ----------     -----------   ----------    ----------
Total Expenses.................      493,529         730,944         986,442      951,390       518,371
  Less: Expenses voluntarily
     reduced...................     (236,280)       (420,686)       (558,942)    (529,626)     (263,486)
                                  ----------      ----------     -----------   ----------    ----------
Net Expenses...................      257,249         310,258         427,500      421,764       254,885
                                  ----------      ----------     -----------   ----------    ----------
Net Investment Income..........    3,548,971       3,780,631       1,367,711    7,316,278       108,559
                                  ----------      ----------     -----------   ----------    ----------
REALIZED/UNREALIZED GAINS ON
  INVESTMENTS:
Net realized gains (losses) on
  investment transactions......          151        (500,308)        551,283   (3,180,967)    1,071,938
Change in unrealized
  appreciation/depreciation on
  investments..................           --       1,013,284      19,134,379   (1,083,860)    2,060,746
                                  ----------      ----------     -----------   ----------    ----------
Net realized/unrealized gains
  (losses) on investments......          151         512,976      19,685,662   (4,264,827)    3,132,684
                                  ----------      ----------     -----------   ----------    ----------
Change in net assets resulting
  from operations..............   $3,549,122      $4,293,607     $21,053,373   $3,051,451    $3,241,243
                                  ==========      ==========     ===========   ==========    ==========

---------------

(a) Commencement of the Funds began October 7, 1996, October 1, 1996, December 2, 1996, December 2, 1996, and February 3, 1997, respectively.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                          PRIME       PENNSYLVANIA   ESTABLISHED    INTERMEDIATE
                                      MONEY MARKET     MUNICIPAL        GROWTH          TERM        AGGRESSIVE
                                          FUND         BOND FUND         FUND       INCOME FUND    GROWTH FUND
                                      -------------   ------------   ------------   ------------   ------------
                                         FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                         PERIOD          PERIOD         PERIOD         PERIOD         PERIOD
                                          ENDED          ENDED          ENDED          ENDED          ENDED
                                        JUNE 30,        JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                         1997(A)        1997(A)        1997(A)        1997(A)        1997(A)
                                      -------------   ------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.............  $   3,548,971   $  3,780,631   $  1,367,711   $  7,316,278   $    108,559
  Net realized gains (losses) on
    investments transactions........            151       (500,308)       551,283     (3,180,967)     1,071,938
  Net change in unrealized
    appreciation/ depreciation on
    investments.....................             --      1,013,284     19,134,379     (1,083,860)     2,060,746
                                      -------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net
  assets resulting from
  operations........................      3,549,122      4,293,607     21,053,373      3,051,451      3,241,243
                                      -------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income........     (3,548,971)    (3,525,784)    (1,367,711)    (7,316,278)      (108,559)
  In excess of net realized gains on
    investments.....................             --         (7,490)            --             --             --
                                      -------------   ------------   ------------   ------------   ------------
Change in net assets from
  shareholder distributions.........     (3,548,971)    (3,533,274)    (1,367,711)    (7,316,278)      (108,559)
                                      -------------   ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.......    277,292,433    138,218,349    184,221,521    233,118,215    107,127,261
  Dividends reinvested..............         97,461         22,466          6,152         47,928          1,009
  Cost of shares redeemed...........   (181,539,687)   (15,806,689)   (12,999,095)   (21,042,434)    (5,003,134)
                                      -------------   ------------   ------------   ------------   ------------
Change in net assets from capital
  transactions......................     95,850,207    122,434,126    171,228,578    212,123,709    102,125,136
                                      -------------   ------------   ------------   ------------   ------------
Change in net assets................     95,850,358    123,194,459    190,914,240    207,858,882    105,257,820
NET ASSETS:
  Beginning of period...............             --             --             --             --             --
                                      -------------   ------------   ------------   ------------   ------------
  End of period.....................  $  95,850,358   $123,194,459   $190,914,240   $207,858,882   $105,257,820
                                      =============   ============   ============   ============   ============

SHARE TRANSACTIONS:
  Issued............................    277,292,433     13,502,154     18,435,219     23,412,762     10,794,978
  Reinvested........................         97,461          2,191            628          4,916            113
  Redeemed..........................   (181,539,687)    (1,529,919)    (1,283,018)    (2,148,120)      (514,788)
                                      -------------   ------------   ------------   ------------   ------------
Change in shares....................     95,850,207     11,974,426     17,152,829     21,269,558     10,280,303
                                      =============   ============   ============   ============   ============

---------------

(a) Commencement of the Funds began October 7, 1996, October 1, 1996, December 2, 1996, December 2, 1996, and February 3, 1997, respectively.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER PRIME MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

 PRINCIPAL             SECURITY               AMORTIZED
  AMOUNT             DESCRIPTION                COST
----------- ------------------------------  -------------
COMMERCIAL PAPER (52.4%):
Automotive (4.7%):
$ 4,500,000 Ford Motor Company, 5.50%,
              7/17/97.....................  $   4,489,000
                                            -------------
Beverages (4.2%):
  4,000,000 Pepsico, Inc., 5.50%,
              7/16/97.....................      3,990,833
                                            -------------
Energy (12.9%):
  4,500,000 Consolidated Natural Gas,
              5.55%, 7/7/97...............      4,495,838
  1,783,000 National Power, 5.60%,
              7/9/97......................      1,780,781
  4,500,000 Potomac Electric Power, 5.53%,
              7/11/97.....................      4,493,088
  1,000,000 Virginia Electric Power
              Company, 5.58%, 7/8/97......        998,915
    700,000 West Penn Power, 6.25%,
              7/1/97......................        700,000
                                            -------------
                                               12,468,622
                                            -------------
Entertainment (4.7%):
  4,500,000 Walt Disney Company, 6.10%,
              7/1/97......................      4,500,000
                                            -------------
Financial Services (7.8%):
  4,500,000 GTE Funding, 5.54%, 7/21/97...      4,486,150
  3,000,000 IBM Credit, 5.52%, 7/25/97....      2,988,960
                                            -------------
                                                7,475,110
                                            -------------
Industrials (4.7%):
  4,500,000 Dresser Industries, 5.53%,
              7/14/97.....................      4,491,014
                                            -------------

Insurance (4.0%):
  3,810,000 Southland, 5.58%, 7/8/97......      3,805,866
                                            -------------
COMMERCIAL PAPER, CONTINUED:
Machinery & Equipment(4.4%):
  4,200,000 WW Grainger, 5.57%, 7/7/97....  $   4,196,101
                                            -------------
Telecommunications (5.0%):
  4,800,000 NYNEX Corporation, 5.52%,
              7/2/97......................      4,799,264
                                            -------------
                    Total Commercial Paper     50,215,810
                                            -------------
CORPORATE BONDS (4.2%):
Private Placement-Variable (4.2%):
  4,000,000 Asset Backed Securities
              Investment Trust 1997 C,
              5.69%, 6/15/98** (b)........      4,000,000
                                            -------------
                     Total Corporate Bonds      4,000,000
                                            -------------
U.S. GOVERNMENT AGENCIES (40.7%):
Federal Agricultural Mortgage Corporation (31.3%):
 20,000,000 5.40%, 7/1/97.................     20,000,000
  5,000,000 5.44%, 7/14/97................      4,990,178
  5,000,000 5.44%, 7/15/97................      4,989,422
                                            -------------
                                               29,979,600
                                            -------------
Federal Home Loan Bank (9.4%):
  9,000,000 5.34%, 7/3/97.................      8,997,330
                                            -------------
            Total U.S. Government Agencies     38,976,930
                                            -------------
OTHER DEMAND INSTRUMENTS (3.1%):
  3,000,000 Bank of America Floater,
              5.69%, 4/16/98*.............      2,998,784
                                            -------------
            Total Other Demand Instruments      2,998,784
                                            -------------
    Total (Amortized Cost -- $96,191,524)(a)  $96,191,524
                                            =============

---------

Percentages indicated are based on net assets of $95,850,358.

(a) Cost for federal income tax and financial reporting purposes are the same.

(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security is considered illiquid.

 * Floating Rate Certificates are securities with interest rates that change whenever a specific interest rate changes. The interest rate is based on an index of market interest rates or other index. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on June 30, 1997.

** Variable Rate Certificates are securities with interest rates that change periodically and are payable on different dates ranging from daily, weekly, monthly, quarterly, or semi-annually. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on June 30, 1997.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

SHARES OR
PRINCIPAL                                             SECURITY                                              MARKET
  AMOUNT                                             DESCRIPTION                                            VALUE
----------    -----------------------------------------------------------------------------------------  ------------
MUNICIPAL BONDS (97.4%):
Pennsylvania (91.9%):
$1,330,000    Berks County, Pennsylvania Municipal Authority, 7.10%, 5/15/22, Callable 5/15/04 @ 100...  $  1,514,538
 1,000,000    Berks County, Pennsylvania Municipal Authority, Hospital Revenue, 5.00%, 10/1/02.........     1,018,750
 1,000,000    Bethel Park, Pennsylvania School District, 5.40%, 8/1/00, Callable 8/1/99 @ 100..........     1,021,250
 1,000,000    Bethlehem, Pennsylvania Area School District, Series A, 6.50%, 9/1/00....................     1,061,250
 2,065,000    Bethlehem, Pennsylvania Water Authority, Series A, 6.30%, 11/15/15, Callable 11/15/02 @
                100....................................................................................     2,235,363
 1,000,000    Bucks County, Pennsylvania Water & Sewer Authority, Series B, 6.50%, 12/1/12, Callable
                12/1/02 @ 100..........................................................................     1,092,500
 5,000,000    Bucks County, Pennsylvania, 7.00%, 5/1/05................................................     5,737,499
 1,000,000    Bucks County, Pennsylvania, Series A, 6.00%, 3/1/01......................................     1,051,250
 1,900,000    Central Dauphin, Pennsylvania School District, 6.00%, 6/1/01.............................     2,004,500
 1,875,000    Chester County, Pennsylvania, 5.60%, 12/15/08, Callable 12/15/03 @ 100...................     1,933,594
 3,955,000    Delaware County, Pennsylvania, 6.00%, 11/15/22, Callable 11/15/02 @ 100..................     4,212,075
 9,000,000    Emmaus Pennsylvania General Authority, 4.45%, 12/1/28*...................................     8,999,999
 4,000,000    Ephrata Pennsylvania Area School District, Series A, 6.80%, 4/15/11, Callable 4/15/01 @
                100....................................................................................     4,320,000
 2,000,000    Geisinger, Pennsylvania Health Systems Authority, Series B, 7.38%, 7/1/02, Callable
                7/1/99 @ 102...........................................................................     2,140,000
 1,000,000    Hempfield, Pennsylvania School District, Lancaster County, 6.40%, 8/15/05, Callable
                8/15/02 @ 100..........................................................................     1,078,750
   500,000    Lycoming County, Pennsylvania Hospital Authority, Series B, 7.40%, 7/1/99................       530,000
   600,000    Montgomery County, Pennsylvania Higher Education & Health Authority Revenue 4.45%,
                8/1/21*................................................................................       600,000
 1,030,000    Northampton County, Pennsylvania Higher Education Authority, Lehigh University, 5.50%,
                9/1/98.................................................................................     1,048,025
 1,000,000    Northampton County, Pennsylvania Higher Education Authority, Lehigh University, 6.00%,
                9/1/01.................................................................................     1,050,000
 2,155,000    Northampton County, Pennsylvania Higher Education Authority, Lehigh University, 6.90%,
                10/15/06, Callable 10/15/01 @ 102......................................................     2,375,888
 2,000,000    Pennsylvania Housing Finance Agency, 5.40%, 1/1/00.......................................     2,040,000
 2,000,000    Pennsylvania Infrastructure Investment Authority, 6.00%, 9/1/03..........................     2,145,000
 3,325,000    Pennsylvania Infrastructure Investment Authority, 6.00%, 9/1/05..........................     3,586,844
 4,425,000    Pennsylvania Intergovernmental Cooperation Authority, 7.00%, 6/15/14, Callable 6/15/05 @
                100....................................................................................     5,072,156
 2,000,000    Pennsylvania State First Service, 6.00%, 9/15/98.........................................     2,050,000
 1,375,000    Pennsylvania State Higher Education Assistance Agency, Series A, 6.80%, 12/1/00..........     1,462,656
 1,000,000    Pennsylvania State Higher Education Facilities Authority, 7.00%, 5/1/02, Callable 5/1/00
                @ 100..................................................................................     1,070,000
   375,000    Pennsylvania State Higher Education Facilities Authority, Series A, 6.88%, 7/1/99........       393,281
 2,000,000    Pennsylvania State Higher Education Facilities Authority, Series A, 5.90%, 8/15/00.......     2,090,000
 3,925,000    Pennsylvania State Higher Education Facilities Authority, Series A, 5.35%, 1/1/08,
                Callable 1/1/06 @ 101..................................................................     4,008,406
 1,750,000    Pennsylvania State Higher Education Facilities Authority, Series D, 7.15%, 6/15/15,
                Callable 6/15/00 @ 100.................................................................     1,883,438
 2,000,000    Pennsylvania State Higher Education, Duquesne University, Series A, 7.00%, 4/1/10........     2,155,000
 1,500,000    Pennsylvania State Industrial Development Authority, 5.00%, 7/1/00.......................     1,524,375
 5,000,000    Pennsylvania State Referendum, 5.25%, 11/15/01...........................................     5,150,000
 3,515,000    Pennsylvania State Referendum, 5.38%, 11/15/03...........................................     3,651,206
 1,000,000    Pennsylvania State Turnpike, Series J, 6.40%, 12/1/00....................................     1,062,500
 1,000,000    Pennsylvania State Turnpike, Series P, 5.20%, 12/1/00....................................     1,022,500
 1,000,000    Pennsylvania State, Series A, 6.75%, 5/1/98..............................................     1,023,490
 3,500,000    Pennsylvania State, Series A, 6.70%, 1/1/02, Callable 1/1/01 @ 101.5.....................     3,797,500
 2,000,000    Philadelphia, Pennsylvania Airport Revenue, Philadelphia Airport System, Series B, 5.00%,
                6/15/05................................................................................     2,000,000

                                   Continued

THE SESSIONS GROUP
KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997

SHARES OR
PRINCIPAL                                             SECURITY                                              MARKET
  AMOUNT                                             DESCRIPTION                                            VALUE
----------    -----------------------------------------------------------------------------------------  ------------
MUNICIPAL BONDS, CONTINUED:
Pennsylvania, Continued:
$1,000,000    Philadelphia, Pennsylvania Gas Works, 5.50%, 7/1/04......................................  $  1,043,750
 1,000,000    Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority, Series A,
                6.50%, 2/15/21, Callable 2/15/02 @ 102.................................................     1,096,250
   300,000    Philadelphia, Pennsylvania Municipal Authority Revenue, Justice Lease Series B, 7.10%,
                11/15/06 Callable 11/15/01 @ 102.......................................................       336,000
 2,800,000    Philadelphia, Pennsylvania Packaging Authority Airport, 5.75%, 9/1/07....................     2,982,000
 3,000,000    Philadelphia, Pennsylvania Series B, 8.13%, 8/1/97 @ 102.................................     3,069,660
 1,000,000    Philadelphia, Pennsylvania Water & Wastewater, 6.25%, 8/1/02.............................     1,076,250
 1,000,000    Pittsburgh, Pennsylvania Water & Sewer Authority, Series A, 6.00%, 9/1/16, Callable
                9/1/01 @ 100...........................................................................     1,057,500
 1,700,000    Sayre, Pennsylvania Health Care Facilities Authority, Series A, 6.60%, 3/1/01............     1,814,750
 2,200,000    Union County, Pennsylvania Higher Education Facilities Financing Authority, 5.75%,
                4/1/00.................................................................................     2,274,250
 1,000,000    West Shore, Pennsylvania School District, 6.40%, 9/1/01, Callable 9/1/98 @ 100...........     1,022,500
 3,000,000    Westmoreland County, Pennsylvania, 6.70%, 8/1/09, Callable 8/1/01 @ 100..................     3,247,500
 1,850,000    York County, Pennsylvania Industrial Development Authority, 6.25%, 7/1/02................     1,981,813
                                                                                                         ------------
                                                                                                          113,215,806
                                                                                                         ------------
PUERTO RICO (5.5%):
 1,445,000    Puerto Rico Electric Power Authority, Power Referendum Series K, 9.38%, 7/1/17, Callable
                7/1/97 @ 102...........................................................................     1,473,900
 5,000,000    Puerto Rico Public Building Authority, Series M, 5.70%, 7/1/09...........................     5,318,750
                                                                                                         ------------
                                                                                                            6,792,650
                                                                                                         ------------
              Total Municipal Bonds....................................................................   120,008,456
                                                                                                          ===========
INVESTMENT COMPANIES (0.3%):
   214,557    Federated Pennsylvania Municipal Cash Fund...............................................       214,557
   113,052    Federated Pennsylvania Municipal Cash Trust Service Shares...............................       113,052
                                                                                                         ------------
              Total Investment Companies...............................................................       327,609
                                                                                                         ------------
              Total (Cost -- $118,836,308)(a)..........................................................  $120,336,065
                                                                                                         ============

---------

Percentages indicated are based on net assets of $123,194,459.

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation..........................  $1,743,029
        Unrealized depreciation..........................     243,272
                                                           ----------
        Net unrealized appreciation......................  $1,499,757
                                                           ==========

* Variable Rate Certificates are securities with interest rates that change periodically and are payable on different dates ranging from daily, weekly, monthly, or semi-annually. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on June 30, 1997.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER ESTABLISHED GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

                      SECURITY                MARKET
  SHARES            DESCRIPTION                VALUE
---------- ------------------------------  -------------
COMMON STOCKS (95.9%):
Aerospace/Defense--Equipment (2.1%):
    60,000 Textron, Inc..................  $   3,982,500
                                           -------------
Automotive Parts (3.5%):
    34,100 AutoLiv, Inc..................      1,334,163
    24,000 Eaton Corp....................      2,095,500
    90,000 Echlin, Inc...................      3,240,000
                                           -------------
                                               6,669,663
                                           -------------
Banks (3.8%):
    72,000 Fleet Financial Group, Inc....      4,554,000
    10,000 Norwest Corp..................        562,500
    62,000 Signet Banking Corp...........      2,232,000
                                           -------------
                                               7,348,500
                                           -------------
Beverages (3.4%):
    94,000 Coca-Cola Co..................      6,556,500
                                           -------------
Chemicals (3.2%):
    65,000 Hercules, Inc.................      3,111,875
   100,000 Morton International, Inc.....      3,018,750
                                           -------------
                                               6,130,625
                                           -------------
Computer Networks (3.0%):
    30,000 Seagate Technology(b).........      1,055,625
    80,000 Silicon Graphics, Inc.(b).....      1,200,000
    40,000 Sun Microsystems, Inc.(b).....      1,488,750
   100,000 Tandem Computers, Inc.(b).....      2,025,000
                                           -------------
                                               5,769,375
                                           -------------
Computer Software (5.9%):
    90,000 Automatic Data Processing,
             Inc.........................      4,230,000
   115,000 Computer Associates
             International, Inc..........      6,404,063
    20,000 Netscape Communications
             Corp.(b)....................        641,250
                                           -------------
                                              11,275,313
                                           -------------
Diversified/Conglomerate (3.2%):
    94,000 General Electric Co...........      6,145,250
                                           -------------
Electronic Components (1.8%):
    85,000 Micron Technology, Inc........      3,394,688
                                           -------------
Environmental Services (0.4%):
    30,000 Republic Industries,
             Inc.(b).....................        727,500
                                           -------------
Financial Services (10.0%):
    62,000 Capital One Financial Corp....      2,340,500
   120,000 Federal National Mortgage
             Assoc.......................      5,235,000
   160,000 Green Tree Financial Corp.....      5,699,999
   130,000 Morgan Stanley Dean Witter
             Discover & Co...............      5,598,125
                                           -------------
                                              18,873,624
                                           -------------
COMMON STOCKS, CONTINUED:
Food Processing & Packaging (2.6%):
    76,000 ConAgra, Inc..................  $   4,873,500
                                           -------------
Furniture & Furnishings (3.8%):
    50,000 Armstrong World Industries,
             Inc.........................      3,668,750
    75,000 Lancaster Colony Corp.........      3,628,125
                                           -------------
                                               7,296,875
                                           -------------
Heating & Air Conditioning Equipment (1.3%):
    45,000 Tecumseh Products Co., Class
             B...........................      2,536,875
                                           -------------
Household Products/Wares (3.3%):
    45,000 Procter & Gamble Co...........      6,356,250
                                           -------------
Insurance (2.9%):
    13,000 Aetna, Inc....................      1,330,875
    80,000 United Health Care Corp.......      4,160,000
                                           -------------
                                               5,490,875
                                           -------------
Medical & Hospital Management Services (0.9%):
    50,000 Genesis Health Ventures(b)....      1,687,500
                                           -------------
Medical Instruments (3.6%):
    84,000 Medtronic, Inc................      6,804,000
                                           -------------
Mining (2.9%):
    75,000 Potash Corp. of Saskatchewan,
             Inc.........................      5,629,688
                                           -------------
Motor Vehicles (1.7%):
   100,000 Chrysler Corp.................      3,281,250
                                           -------------
Oil & Gas (4.1%):
    74,000 Coastal Corp..................      3,935,875
    55,000 Mobil Corp....................      3,843,125
                                           -------------
                                               7,779,000
                                           -------------
Pharmaceuticals (6.5%):
    28,000 American Home Products
             Corp........................      2,142,000
    30,000 Astra AB, Class A.............        570,000
    36,000 Johnson & Johnson.............      2,317,500
   154,000 Schering-Plough Corp..........      7,372,749
                                           -------------
                                              12,402,249
                                           -------------
Restaurants (2.1%):
   155,000 Wendy's International, Inc....      4,020,313
                                           -------------
Retail -- Apparel (1.0%):
    50,000 Gap, Inc......................      1,943,750
                                           -------------
Telecommunications (2.5%):
   110,000 Loral Space &
             Communications(b)...........      1,650,000
    40,000 Motorola, Inc.................      3,040,000
                                           -------------
                                               4,690,000
                                           -------------

                                   Continued

THE SESSIONS GROUP
KEYPREMIER ESTABLISHED GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997

                      SECURITY                MARKET
  SHARES            DESCRIPTION                VALUE
---------- ------------------------------  -------------
COMMON STOCKS, CONTINUED:
Textile (3.9%):
   200,000 Unifi, Inc....................  $   7,475,000
                                           -------------
Tools (2.9%):
   110,000 Danaher Corporation...........      5,589,375
                                           -------------
Utilities -- Electric (2.8%):
   100,000 Baltimore Gas & Electric
             Co..........................      2,668,750
    88,000 Consolidated Edison Co. of New
             York........................      2,590,500
                                           -------------
                                               5,259,250
                                           -------------
Utilities--Gas & Pipeline (4.3%):
    75,000 Sonat, Inc....................      3,843,750
   100,000 Williams Cos., Inc............      4,375,000
                                           -------------
                                               8,218,750
                                           -------------
Utilities--Telecommunications (1.8%):
    67,000 Sprint Corp...................      3,525,875
                                           -------------
COMMON STOCKS, CONTINUED:
Wholesale (0.7%):
    50,000 Ikon Office Solutions.........  $   1,246,875
                                           -------------
                      Total Common Stocks    182,980,788
                                           -------------
PREFERRED STOCKS (0.2%):
Insurance (0.2%):
     4,419 Aetna Services, Inc...........        414,281
                                           -------------
                   Total Preferred Stocks        414,281
                                           -------------
INVESTMENT COMPANIES (4.2%):
 6,396,669 Federated Government
             Obligation Fund.............      6,396,669
 1,630,471 Federated Prime Obligation
             Fund........................      1,630,471
                                           -------------
               Total Investment Companies      8,027,140
                                           -------------
          Total (Cost -- $111,896,923)(a)   $191,422,209
                                           =============

---------

Percentages indicated are based on net assets of $190,914,240.

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation..........................   $81,517,250
        Unrealized depreciation..........................     1,991,964
                                                            -----------
        Net unrealized appreciation......................   $79,525,286
                                                            ===========

(b) Non-income producing

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER INTERMEDIATE TERM INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

   SHARES
     OR
 PRINCIPAL              SECURITY                MARKET
   AMOUNT             DESCRIPTION                VALUE
------------ ------------------------------  -------------
CORPORATE BONDS (34.4%):
Banks (9.5%):
$  7,500,000 Bank of Montreal, 7.80%,
               4/1/07......................  $   7,818,750
   6,000,000 Mercantile Bancorp, 7.30%,
               6/15/07.....................      6,000,000
   6,000,000 Wachovia, 6.61%, 10/1/25......      5,880,000
                                              ------------
                                                19,698,750
                                              ------------
Chemicals (3.0%):
   6,000,000 Service Corp. International,
               7.70%, 4/15/09..............      6,165,000
                                              ------------
Consumer Goods and Services (2.8%):
   6,000,000 Associates Corp., 6.88%,
               11/15/08....................      5,887,500
                                              ------------
Financial Services (10.1%):
   2,000,000 American Express Global Bond,
               6.75%, 6/23/04..............      1,987,500
   6,000,000 Dow Capital, 9.20%, 6/1/10....      6,990,000
   6,000,000 General Motors Acceptance
               Corp., 6.63%, 10/1/02.......      5,925,000
   6,000,000 Goldman Sachs, 7.25%,
               10/1/05(b)..................      6,037,500
                                              ------------
                                                20,940,000
                                              ------------
Pharmaceuticals (2.8%):
   6,000,000 Eli Lilly, 7.13%, 6/1/25......      5,850,000
                                              ------------
Telecommunications (3.0%):
   6,000,000 Motorola, 7.50%, 5/15/25......      6,135,000
                                              ------------
Transportation & Shipping (3.2%):
   6,000,000 United Parcel Services, 8.38%,
               4/1/20......................      6,742,500
                                              ------------
                      Total Corporate Bonds     71,418,750
                                              ------------
U.S. TREASURY OBLIGATIONS (32.4%):
  18,000,000 6.88%, 3/31/00................     18,286,200
  11,000,000 7.75%, 2/15/01................     11,496,540
  10,000,000 6.25%, 4/30/01................      9,968,700
  15,000,000 6.50%, 5/15/05................     14,961,450
  13,000,000 6.63%, 2/15/27................     12,718,420
                                              ------------
            Total U.S. Treasury Obligations     67,431,310
                                              ------------
U.S. GOVERNMENT AGENCIES (21.1%):
Federal Home Loan Mortgage Corporation (8.3%):
$  5,000,000 6.87%, 3/3/03.................  $   5,050,200
   5,000,000 6.80%, 12/1/03................      5,041,050
   7,000,000 8.00%, 6/1/17.................      7,205,450
                                              ------------
                                                17,296,700
                                              ------------
Federal National Mortgage Association (8.1%):
   3,911,622 7.50%, 1/1/27.................      3,920,149
   6,052,914 7.50%, 1/1/27.................      6,066,109
   6,578,975 9.00%, 5/1/27.................      6,935,884
                                              ------------
                                                16,922,142
                                              ------------
Government National Mortgage Association (4.7%):
   5,035,738 7.00%, 10/15/24, Pool
               #780385.....................      4,968,511
   4,526,841 8.50%, 7/20/26, Pool #2250....      4,710,405
                                              ------------
                                                 9,678,916
                                              ------------
             Total U.S. Government Agencies     43,897,758
                                              ------------
INVESTMENT COMPANIES (7.0%):
   8,000,001 Federated Government
               Obligation Fund.............      8,000,001
   6,607,275 Federated Prime Obligation
               Fund........................      6,607,275
           1 Federated Treasury Fund.......              1
                                              ------------
                 Total Investment Companies     14,607,277
                                              ------------
ASSET BACKED SECURITIES (4.4%):
$  4,500,000 IMC Home Equity Loan Trust,
               Series 97-1, Class A-3,
               6.82%, 10/25/11.............      4,508,010
   4,627,314 Toyota Auto Receivables
               Grantor Trust, Series
               1997-A, 6.45%, 4/15/02......      4,643,603
                                              ------------
              Total Asset Backed Securities      9,151,613
                                              ------------
            Total (Cost -- $205,828,614)(a)   $206,506,708
                                              ============

---------

Percentages indicated are based on net assets of $207,858,882.

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation..........................  $1,252,525
        Unrealized depreciation..........................     574,431
                                                           ----------
        Net unrealized appreciation......................  $  678,094
                                                           ==========

(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security is considered illiquid.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER AGGRESSIVE GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

                        SECURITY                MARKET
   SHARES             DESCRIPTION                VALUE
------------ ------------------------------  -------------
COMMON STOCKS (95.0%):
Aerospace/Defense -- Equipment (0.5%):
      60,000 Liposome Co., Inc.(b).........  $     536,250
                                             -------------
Automotive Parts (2.5%):
      72,000 Gentex Corp.(b)...............      1,422,000
      60,000 Mascotech, Inc................      1,252,500
                                             -------------
                                                 2,674,500
                                             -------------
Banks (2.4%):
      66,000 First American Corp. --
               Tennessee...................      2,532,750
                                             -------------
Chemicals (5.3%):
     128,000 Airgas, Inc.(b)...............      2,536,000
      70,000 Lesco, Inc....................      1,295,000
      60,000 Valspar, Corp.................      1,777,500
                                             -------------
                                                 5,608,500
                                             -------------
Coal (0.6%):
      55,000 Pittston Mineral Group........        642,813
                                             -------------
Communication -- Equipment (0.3%):
      27,000 Transcrypt International(b)...        300,375
                                             -------------
Computer Networks (2.9%):
     130,000 Computer Network Tech
               Corp.(b)....................        585,000
      70,000 Seagate Technology(b).........      2,463,125
                                             -------------
                                                 3,048,125
                                             -------------
Computer Software (9.3%):
      71,000 Computer Data Systems, Inc....      2,076,750
     120,000 Compuware Corp.(b)............      5,729,999
      35,000 Dialogic Corp.(b).............        931,875
     150,000 PSC Inc.(b)...................      1,012,500
                                             -------------
                                                 9,751,124
                                             -------------
Computers (3.7%):
     160,000 Hutchinson Tech(b)............      3,920,000
                                             -------------
Construction Materials (1.4%):
      50,000 Fleetwood Enterprises.........      1,490,625
                                             -------------
Defense (2.5%):
      37,000 Thiokol Corp..................      2,590,000
                                             -------------
Diversified Products (0.5%):
      60,000 Quixote Corp..................        480,000
                                             -------------
Educational Services (3.3%:)
     130,000 Devry, Inc.(b)................      3,510,000
                                             -------------
Electrical Equipment (0.5%):
      30,000 C-Cube Microsystems, Inc.(b)..        526,875
                                             -------------
COMMON STOCKS, CONTINUED:
Electronic Instruments (4.2%):
      45,000 CFM Technologies, Inc.(b).....  $   1,473,750
     100,000 Credence Systems Corp.(b).....      2,993,750
                                             -------------
                                                 4,467,500
                                             -------------
Financial Services (3.9%):
      48,000 Legg Mason, Inc...............      2,583,000
      55,000 United Asset Management(b)....      1,557,188
                                             -------------
                                                 4,140,188
                                             -------------
Furniture & Furnishings (4.1%):
     100,000 Bush Industries, Inc..........      2,375,000
      46,000 Leggett & Platt, Inc..........      1,978,000
                                             -------------
                                                 4,353,000
                                             -------------
Homebuilders -- Mobile Homes (0.6%):
      85,000 Winnebago Industries..........        605,625
                                             -------------
Hotel Management & Related Services (1.8%):
      85,000 La Quinta Inns, Inc...........      1,859,375
                                             -------------
Household Products (1.8%):
      30,000 Premark International, Inc....        802,500
      30,000 Tupperware Corp...............      1,095,000
                                             -------------
                                                 1,897,500
                                             -------------
Insurance (2.6%):
      30,000 Arthur J. Gallagher &
               Company.....................      1,132,500
      30,000 United Health Care Corp.......      1,560,000
                                             -------------
                                                 2,692,500
                                             -------------
Machinery & Equipment (0.9%):
     100,000 Flow International Corp.(b)...        975,000
                                             -------------
Medical & Hospital Management Services (3.6%):
      45,000 Cerner Corp.(b)...............        945,000
      85,000 Genesis Health Ventures(b)....      2,868,750
                                             -------------
                                                 3,813,750
                                             -------------
Medical Equipment & Supplies (6.2%):
      20,000 Arrow International, Inc.,....        585,000
      90,000 Mentor Corp. Minnesota........      2,666,250
      34,000 Respironics, Inc.(b)..........        718,250
      50,000 St Jude Medical, Inc..........      1,950,000
      60,000 Syncor International
               Corp.(b)....................        630,000
                                             -------------
                                                 6,549,500
                                             -------------
Medical-Biotechnology (0.7%):
     250,000 Integra Lifesciences
               Corp.(b)....................        781,250
                                             -------------
Oil & Gas (4.1%):
      50,000 Forest Oil Corp.(b)...........        734,375
      70,000 Lomak Petroleum, Inc..........      1,246,875
      50,000 Triton Energy Ltd.............      2,290,625
                                             -------------
                                                 4,271,875
                                             -------------

                                   Continued

THE SESSIONS GROUP
KEYPREMIER AGGRESSIVE GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997

                        SECURITY                MARKET
   SHARES             DESCRIPTION                VALUE
------------ ------------------------------  -------------
COMMON STOCKS, CONTINUED:
Pharmaceuticals (1.0%):
      50,000 Interneuron
               Pharmaceuticals(b)..........  $   1,006,250
                                             -------------
Retail-General Merchandise (1.2%):
      70,000 Fingerhut Companies, Inc......      1,220,625
                                             -------------
Services (5.4%):
      54,000 Devon Group, Inc.(b)..........      1,930,500
      70,000 Logicon, Inc..................      3,710,000
                                             -------------
                                                 5,640,500
                                             -------------
Special Industry -- Equipment (3.2%):
     100,000 Integrated Circuit
               Systems(b)..................      2,268,750
      30,000 Lam Research Corp.(b).........      1,111,875
                                             -------------
                                                 3,380,625
                                             -------------
Telecommunication -- Equipment (2.7%):
     100,000 Digi International, Inc.(b)...      1,012,500
      60,000 ECI Telecommunications........      1,785,000
                                             -------------
                                                 2,797,500
                                             -------------
Telecommunications (1.6%):
      70,000 Glenayre Technologies,
               Inc.(b).....................      1,146,250
      40,000 Mosaix, Inc.(b)...............        545,000
                                             -------------
                                                 1,691,250
                                             -------------
COMMON STOCKS, CONTINUED:
Textile (5.1%):
      76,000 Lydall, Inc.(b)...............  $   1,605,500
     100,000 Unifi, Inc....................      3,737,500
                                             -------------
                                                 5,343,000
                                             -------------
Utilities -- Electric (1.4%):
      60,000 Trigen Energy Corp............      1,500,000
                                             -------------
Utilities -- Telephone (0.9%):
     100,000 Picturetel Corp.(b)...........        950,000
                                             -------------
Wholesale -- Food Products (2.3%):
      55,000 Amrion, Inc.(b)...............      1,540,000
      30,000 JP Foodservice, Inc.(b).......        860,625
                                             -------------
                                                 2,400,625
                                             -------------
                        Total Common Stocks     99,949,375
                                             -------------
INVESTMENT COMPANIES (5.0%):
   3,539,901 Federated Government
               Obligation Fund.............      3,539,901
   1,773,328 Federated Prime Obligation
               Fund........................      1,773,328
                                             -------------
                 Total Investment Companies      5,313,229
                                             -------------
             Total (Cost -- $70,402,857)(a)   $105,262,604
                                             =============

---------

Percentages indicated are based on net assets of $105,257,820.

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation..........................   $41,080,697
        Unrealized depreciation..........................     6,220,950
                                                            -----------
        Net unrealized appreciation......................   $34,859,747
                                                            ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997

1.   ORGANIZATION:

     The Sessions Group (the "Group") was organized on April 25, 1988 as an Ohio business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Group is authorized to issue an unlimited number of shares which are units of beneficial interest, without par value. The Group offers shares of a number of different series or portfolios, including the following series for which Martindale Andres & Company, Inc., a wholly owned subsidiary of Keystone Financial Inc., serves as investment adviser: shares of the KeyPremier Prime Money Market Fund, KeyPremier Pennsylvania Municipal Bond Fund, KeyPremier Established Growth Fund, KeyPremier Intermediate Term Income Fund, and KeyPremier Aggressive Growth Fund (individually, a "Fund" and collectively, the "Funds").

     The investment objective of the Prime Money Market Fund is to seek current income with liquidity and stability of principal. The investment objectives of the Pennsylvania Municipal Bond Fund are to seek income which is exempt from federal income tax and Pennsylvania state income tax, although such income may be subject to the federal alternative minimum tax when received by certain shareholders, and preservation of capital. The investment objective for the Established Growth Fund is growth of capital with some current income as a secondary objective. The investment objective of the Intermediate Term Income Fund is current income with long-term growth of capital as a secondary objective. The investment objective of the Aggressive Growth Fund is growth of capital.

     Shares of the Funds may be sold by the Group's distributor, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor") and its affiliates, to customers and to all accounts of correspondent banks of Keystone Financial, Inc. and to the general public.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITIES VALUATION:

     Investments of the Prime Money Market Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Fund may not a) purchase any instrument with a remaining maturity greater than 397 calendar days unless such investment is subject to a demand feature, or b) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

     Investments in common and preferred stocks, corporate bonds, municipal securities and U.S. Government securities of the Pennsylvania Municipal Bond Fund, Established Growth Fund, Intermediate Term Income Fund, and the Aggressive Growth Fund, (collectively, "the variable net asset value funds"), are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange or NASDAQ National Market) in which such securities are normally traded. The variable net asset value funds may also use an independent pricing service approved by the Board of Trustees to value certain other securities. Such prices reflect market values which may be established through the use of electronic and matrix techniques. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Group's Board of Trustees. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

     SECURITY TRANSACTIONS AND RELATED INCOME:

     Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     REPURCHASE AGREEMENTS:

     The Funds may acquire repurchase agreements from financial institutions such as banks and broker dealers which Martindale Andres & Company, Inc. deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

     REVERSE REPURCHASE AGREEMENTS:

     The Funds may borrow for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it places in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest), and will continually monitor the

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

     account to ensure such equivalent value is maintained at all times. The Funds had no significant holdings in reverse repurchase agreements during the periods ended June 30, 1997.

     DIVIDENDS TO SHAREHOLDERS:

     Dividends from net investment income are declared daily and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually for the Prime Money Market Fund. Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed annually for the Pennsylvania Municipal Bond and Intermediate Term Income Funds. Dividends from net investment income are declared and paid quarterly and distributable net realized capital gains, if any, are declared and distributed annually for the Established Growth and Aggressive Growth Funds.

     Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, expiring capital loss carry forwards, and deferral of certain losses.

     FEDERAL INCOME TAXES:

     It is the policy of each of the Funds to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

     ORGANIZATION COSTS:

     All expenses in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Fund. Such expenses are amortized over a period of five years commencing with the date of the initial public offering.

3.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of portfolio securities (excluding short-term securities) for the variable net asset value funds for the period ended June 30, 1997, are as follows (commencement of operations of such funds was October 1, 1996, December 2, 1996, December 2, 1996, and February 3, 1997, respectively):

                                                                     PURCHASES        SALES
                                                                    ------------   ------------
     Pennsylvania Municipal Bond Fund.............................  $115,550,685   $101,834,935
     Established Growth Fund......................................  $ 11,590,972   $  2,016,892
     Intermediate Term Income Fund................................  $776,906,116   $582,925,224
     Aggressive Growth Fund.......................................  $  6,375,297   $  1,960,691

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

4.   RELATED PARTY TRANSACTIONS:

     Investment advisory services are provided to the Funds by Martindale Andres & Company, Inc. Under the terms of the investment advisory agreement, Martindale Andres & Company, Inc. is entitled to receive fees based on a percentage of the average net assets of each Fund. Martindale Andres & Company, Inc. has agreed that if the aggregate expenses of the Funds, as defined, for any fiscal year exceed limitations of any state having jurisdiction over the Funds, Martindale Andres & Company, Inc. will refund to the Funds, or otherwise bear, such excess. Such limitation did not affect the calculation of the investment advisory fees during the period ended June 30, 1997.

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Inc. ("BISYS Services") are subsidiaries of The BISYS Group, Inc.

     BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed daily as a percentage of the average net assets of each Fund. BISYS Services serves the Funds as transfer agent and mutual fund accountant.

     The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include Martindale Andres & Company, Inc., Keystone Financial, Inc., and its correspondent and affiliated banks and BISYS, for providing ministerial, recordkeeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which may be paid under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average daily net asset value of a Fund. The Group has not implemented such a plan as of June 30, 1997.

     BISYS is also entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended June 30, 1997, BISYS received $17,553 from commissions earned on sales of shares of the variable net asset value funds, of which $1,943 was allowed to affiliated broker/dealers with Martindale Andres & Company.

     Fees may be voluntarily reduced to assist the Funds in maintaining more competitive expense ratios.

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

     Information regarding these transactions is as follows for the year ended June 30, 1997:

                                           PRIME     PENNSYLVANIA                 INTERMEDIATE
                                           MONEY      MUNICIPAL     ESTABLISHED       TERM       AGGRESSIVE
                                           MARKET        BOND         GROWTH         INCOME       GROWTH
                                            FUND         FUND          FUND           FUND         FUND
                                          --------   ------------   -----------   ------------   ---------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee
  reductions (percentage of average net
  assets)...............................       .40%         .60%           .75%          .60%         1.00%
Voluntary fee reductions................  $236,280     $420,686      $ 558,942      $529,626     $ 263,486
ADMINISTRATION FEES:
Annual fee before voluntary fee
  reductions (percentage of average net
  assets)...............................      .115%        .115%          .115%         .115%         .115%
FUND ACCOUNTANT FEES....................  $ 21,776     $ 30,096      $  31,176      $ 35,604     $  13,033
TRANSFER AGENT FEES.....................  $ 19,648     $ 21,322      $  20,282      $ 19,824     $  11,099

5.  FEDERAL INCOME TAXES:

     Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Pennsylvania Municipal Bond Fund and Intermediate Term Income Fund, had deferred losses of $507,887 and $3,155,784 respectively, which will be treated as arising on the first day of the fiscal year ending June 30, 1998.

     During the period ended June 30, 1997, the following Fund declared long-term capital gain distributions in the following amounts:

              FUND                                              AMOUNT
              ----                                              ------
              Pennsylvania Municipal Bond Fund                  $7,579

6.  EXEMPT INTEREST INCOME DESIGNATIONS (UNAUDITED):

     For the taxable period ended June 30, 1997, 100% of income dividends paid by the Established Growth Fund and 100% of income dividends paid by the Aggressive Growth Fund qualify for the dividends received deduction available to corporations.

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

7.   CONVERSION OF COMMON/COLLECTIVE TRUST FUNDS:

     On September 30, 1996, November 30, 1996, November 30, 1996, and February 3, 1997 respectively, the Pennsylvania Municipal Bond, Established Growth, Intermediate Term Income, and Aggressive Growth Funds converted all of the net assets of various common and collective trust funds of Keystone Financial, Inc. The following is a summary of shares issued, net assets converted, net asset value per share, and unrealized appreciation as of the dates of conversion:

                                     PENNSYLVANIA                      INTERMEDIATE
                                      MUNICIPAL       ESTABLISHED          TERM         AGGRESSIVE
                                         BOND            GROWTH           INCOME          GROWTH
                                         FUND             FUND             FUND            FUND
                                     ------------     ------------     ------------     -----------
Shares.............................    10,288,691       16,173,916       18,918,934       9,409,050
Net Assets.........................  $105,086,408     $161,793,160     $189,189,347     $94,090,501
Net Asset Value....................  $      10.21     $      10.00     $      10.00     $     10.00
Unrealized Appreciation............  $    486,473     $ 60,390,907     $  1,761,954     $32,799,001

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                              FINANCIAL HIGHLIGHTS

                                  PRIME             PENNSYLVANIA                              INTERMEDIATE
                               MONEY MARKET          MUNICIPAL           ESTABLISHED              TERM              AGGRESSIVE
                                   FUND              BOND FUND           GROWTH FUND          INCOME FUND          GROWTH FUND
                             ----------------     ----------------     ----------------     ----------------     ----------------
                              FOR THE PERIOD       FOR THE PERIOD       FOR THE PERIOD       FOR THE PERIOD       FOR THE PERIOD
                                  ENDING               ENDING               ENDING               ENDING               ENDING
                             JUNE 30, 1997(A)     JUNE 30, 1997(A)     JUNE 30, 1997(A)     JUNE 30, 1997(A)     JUNE 30, 1997(A)
                             ----------------     ----------------     ----------------     ----------------     ----------------
Net Asset Value, Beginning
  of Period...............       $   1.00             $  10.21             $  10.00             $  10.00             $  10.00
                                  -------             --------             --------             --------             --------
Investment Activities
  Net investment income...          0.037                 0.34                 0.08                 0.36                 0.01
  Net realized and
    unrealized gains
    (losses) on
    investments...........             --                 0.06                 1.13                (0.23)                0.24
                                  -------             --------             --------             --------             --------
    Total from Investment
      Activities..........          0.037                 0.40                 1.21                 0.13                 0.25
                                  -------             --------             --------             --------             --------
Distributions
  Net investment income...         (0.037)               (0.32)               (0.08)               (0.36)               (0.01)
                                  -------             --------             --------             --------             --------
    Total Distributions...         (0.037)               (0.32)               (0.08)               (0.36)               (0.01)
                                  -------             --------             --------             --------             --------
Net Asset Value, End of
  Period..................       $   1.00             $  10.29             $  11.13             $   9.77             $  10.24
                                  -------             --------             --------             --------             --------
Total Return (excludes
  sales charge)...........           3.73%(b)             3.98%(b)            12.20%(b)             1.40%(b)             2.52%(b)
Ratios/Supplemental Data:
Net Assets, at end of
  period (000)............       $ 95,850             $123,194             $190,914             $207,859             $105,258
Ratio of expenses to
  average net assets......           0.36%(c)             0.37%(c)             0.44%(c)             0.37%(c)             0.66%(c)
Ratio of net investment
  income to average net
  assets..................           5.02%(c)             4.46%(c)             1.39%(c)             6.45%(c)             0.28%(c)
Ratio of expenses to
  average net assets*.....           0.70%(c)             0.86%(c)             1.01%(c)             0.84%(c)             1.35%(c)
Ratio of net investment
  income to average net
  assets*.................           4.68%(c)             3.97%(c)             0.82%(c)             5.98%(c)            (0.41%)(c)
Portfolio Turnover........             --                   98%                   1%                 329%                   2%
Average Broker Commission
  Paid....................             --                   --             $ 0.0748(d)                --             $ 0.0708(d)

---------------

*    During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of the Funds began October 7, 1996, October 1, 1996, December 2, 1996, December 2, 1996, and February 3, 1997,
     respectively.
(b)  Not Annualized
(c)  Annualized
(d)  Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
  The Sessions Group --
  KeyPremier Funds:

We have audited the accompanying statements of assets and liabilities of The Sessions Group -- KeyPremier Funds (comprised of the KeyPremier Prime Money Market Fund, KeyPremier Pennsylvania Municipal Bond Fund, KeyPremier Established Growth Fund, KeyPremier Intermediate Term Income Fund, and KeyPremier Aggressive Growth Fund, collectively the Funds), including the schedules of portfolio investments as of June 30, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1997 by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Sessions Group -- KeyPremier Funds at June 30, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Columbus, Ohio
August 22, 1997

                                    APPENDIX

         COMMERCIAL PAPER RATINGS. Commercial paper ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debt considered short term in the relevant market. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Commercial paper rated A-2 by S&P indicates that capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         Moody's Investors Service, Inc.'s ("Moody's") commercial paper rating are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         Commercial paper rated F-1+ by Fitch Investors Service ("Fitch") is regarded as having the strongest degree of assurance for timely payments. Commercial paper rated F-1 by Fitch is regarded as having an assurance of timely payment only slightly less than the strongest rating, I.E., F-1+. Commercial paper rated F-2 by Fitch is regarded as having a satisfactory degree of assurance of timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         The description of the two highest short-term debt ratings by Duff & Phelps, Inc. ("Duff") (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category) are as follows. Duff 1+ is regarded as having the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 is regarded as having a very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1- is regarded as having a high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are minor. Duff 2 is regarded as having a good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Commercial paper rated A1 by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA") is regarded by IBCA as obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned. Obligations rated A2 are supported by a good capacity for timely repayment.

         The following summarizes the description of the two highest short-term ratings of Thomson BankWatch, Inc. ("Thomson"). TBW-1 is the highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category indicating that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.

         CORPORATE DEBT RATINGS. A S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regard as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lease degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         The following summarizes the six highest ratings used by Moody's for corporate debt. Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bond which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2, and 3) with respect to bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

         The following summarizes the six highest long-term debt ratings by Duff. Debt rated AAA has the highest credit quality.

The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated AA has a high credit quality and protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated A has protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated BBB has below average protection factors but is still considered sufficient for prudent investment. However, there is considerable variability in risk during economic cycles. Debt rated BB is below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category. Debt rated B is below investment grade and possesses risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

         To provide more detailed indications of credit quality, the ratings AA to B may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         The following summarizes the six highest long-term debt ratings by Fitch (except for AAA ratings, plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category). Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "F-1+." Bonds rated as A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings for these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         The following summarizes IBCA's six highest long-term debt ratings. Obligations rated AAA are those for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA are those for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly. Obligations rated A are those for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations rated BBB are those for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic, or financial conditions are more likely to lead to increased investment risk than for obligations in other categories. Obligations rated BB are those for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions. Obligations rated B are those for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

         The following summarizes Thomson's description of its six highest long-term debt ratings (Thomson may include a plus (+) or minus (-) designation to indicate where within the respective category the issue is placed). AAA is the highest category and indicates that the ability to repay principal and interest on a timely basis is very high. AA is the second highest category and indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. A is the third highest category and indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. BBB is the lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issuer rated B show a higher degree of uncertainty and therefore greater likelihood of default that higher-rated issuers. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

Municipal Obligations Ratings
-----------------------------

         The following summarizes the three highest ratings used by Moody's for state and municipal short-term obligations. Obligations bearing MIG-1 or VMIG-1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2 or VMIG-2 denote high quality with ample margins of protection although not so large as in the preceding rating group. Obligations bearing MIG-3 or VMIG-3 denote favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         S&P SP-1, SP-2, and SP-3 municipal note ratings (the three highest ratings assigned) are described as follows:

                  "SP-1": Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

                  "SP-2": Satisfactory capacity to pay principal and interest.

                  "SP-3": Speculative capacity to pay principal and interest.

         The following summarizes the six highest ratings used by Moody's for state and municipal bonds:

                  "Aaa": Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa": Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  "A": Bonds which possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa": Bonds which are considered as medium grade obligations, i.e, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba": Bonds which are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  "B": Bonds which generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         The following summarizes the six highest ratings used by S&P for state and municipal bonds:

                  "AAA": Debt which has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                  "AA": Debt which has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

                  "A": Debt which has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. It differs from the two higher ratings because:

                           General Obligations Bonds -- There is some weakness
                  in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

                           Revenue Bonds -- Debt service coverage is good, but
                  not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                  "BBB": Of the investment grade, this is the lowest.

                           General Obligation Bonds -- Under certain adverse
                  conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

                           Revenue Bonds -- Debt coverage is only fair.
                  Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                  "BB" and "B": Debt which is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation of the two. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  "BB": Debt which has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                  "B": Debt which has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         The following summarizes the six highest ratings used by Fitch for state and municipal bonds. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                  "AAA": Bonds which are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA": Bonds which are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                  "A": Bonds which are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  "BBB": Bonds which are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  "BB": Bonds which are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                  "B": Bonds which are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                  "F-1+": Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1": Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degrees than issues rated F-1+.

                  "F-2": Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Definitions of Certain Money Market Instruments
-----------------------------------------------

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations of the U.S. Government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government- sponsored instrumentalities if it is not obligated to do so by law.

                             Registration Statement
                                       of
                               THE SESSIONS GROUP
                                       on
                                    Form N-1A


PART C.           OTHER INFORMATION

Item 24.          Financial Statements and Exhibits

         (a)      Financial Statements:

                  Included in Part A:

            (i)            Riverside Capital Money Market Fund

                           Financial Highlights

            (ii)           Riverside Capital Value Equity Fund

                           Financial Highlights

            (iii)          Riverside Capital Fixed Income Fund

                           Financial Highlights

            (iv)           Riverside Capital Tennessee Municipal Obligations
                           Fund

                           Financial Highlights

            (v)            Riverside Capital Low Duration Government
                           Securities Fund

                           Financial Highlights

           (vi)            Riverside Capital Growth Fund

                           Financial Highlights

           (vii)           KeyPremier Prime Money Market Fund

                           Financial Highlights

          (viii)           KeyPremier Pennsylvania Municipal Bond Fund

                           Financial Highlights


            (ix)           1st Source Monogram Diversified Equity Fund

                           Financial Highlights

             (x)           1st Source Monogram Income Equity Fund

                           Financial Highlights

            (xi)           1st Source Monogram Special Equity Fund

                           Financial Highlights

           (xii)           1st Source Monogram Income Fund

                           Financial Highlights

          (xiii)           KeyPremier Established Growth Fund

                           Financial Highlights

           (xiv)           KeyPremier Intermediate Term Income Fund

                           Financial Highlights

            (xv)           KeyPremier Aggressive Growth Fund

                           Financial Highlights

           (xvi)           KeyPremier U.S. Treasury Obligations Money Market
                           Fund

                           Financial Highlights

          (xvii)           KeyPremier Limited Duration Government Securities
                           Fund

                           Financial Highlights

                  Included in Part B:

                  (i)      Riverside Capital Money Market Fund

                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities dated June 30, 1997.

                           Statements of Operations for the year ended June 30, 1997.

                           Statements of Changes in Net Assets for the years ended June 30, 1997 and 1996.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the years ended June 30, 1997, 1996, 1995, 1994 and 1993.

            (ii)           Riverside Capital Value Equity Fund

                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities dated June 30, 1997.

                           Statements of Operations for the year ended June 30, 1997.

                           Statements of Changes in Net Assets for the years ended June 30, 1997 and 1996.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the years ended June 30, 1997, 1996, 1995, 1994 and 1993.

             (iii)         Riverside Capital Fixed Income Fund

                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities dated June 30, 1997.

                           Statements of Operations for the year ended June 30, 1997.

                           Statements of Changes in Net Assets for the years ended June 30, 1997 and 1996.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the years ended June 30, 1997, 1996, 1995, 1994 and 1993.

              (iv)         Riverside Capital Tennessee Municipal Obligations
                           Fund

                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities at June 30,
                           1997.

                           Statements of Operations for the year ended June 30, 1997.

                           Statements of Changes in Net Assets for the years ended June 30, 1997 and 1996.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the years ended June 30, 1997, 1996, 1995 and 1994, and for the period from commencement of operations (November 4, 1992) to June 30, 1993.

             (v)           Riverside Capital Low Duration Government
                           Securities Fund

                           Independent Auditor's Report dated August 22, 1997.

                           Statements of Assets and Liabilities at June 30,
                           1997.

                           Statements of Operations for the year ended June 30, 1997.

                           Statements of Changes in Net Assets for the years ended June 30, 1997 and 1996.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the years ended June 30, 1997, 1996 and 1995, and for the period from commencement of operations (April 15, 1994) to June 30, 1994.

            (vi)           Riverside Capital Growth Fund

                           Independent Auditor's Report dated August 22, 1997.

                           Statements of Assets and Liabilities at June 30,
                           1997.

                           Statements of Operations for the year ended June 30, 1997.

                           Statements of Changes in Net Assets for the years ended June 30, 1997 and 1996.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the years ended June 30, 1997, 1996 and 1995, and for the period from commencement of operations (April 18, 1994) to June 30, 1994.

            (vii)          KeyPremier Prime Money Market Fund

                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities at June 30,
                           1997.

                           Statements of Operations for the period ended June 30, 1997.

                           Statements of Change in Net Assets for the period ended June 30, 1997.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the period from commencement of operations (October 7, 1996) to June 30, 1997.

           (viii)          KeyPremier Pennsylvania Municipal Bond Fund

                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities at June 30,
                           1997.

                           Statements of Operations for the period ended June 30, 1997.

                           Statements of Changes in Net Assets for the period ended June 30, 1997.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the period from commencement of operations (October 1, 1996) to June 30, 1997.

           (ix)            1st Source Monogram Diversified Equity Fund

                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities at June 30,
                           1997.

                           Statements of Operations for the period ended June 30, 1997.

                           Statements of Changes in Net Assets for the period ended June 30, 1997.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the period from commencement of operations (September 20, 1996) to June 30, 1997.

              (x)          1st Source Monogram Income Equity Fund

                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities at June 30,
                           1997.

                           Statements of Operations for the period ended June 30, 1997.

                           Statements of Changes in Net Assets for the period ended June 30, 1997.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the period from commencement of operations (September 24, 1996) to June 30, 1997.

             (xi)          1st Source Monogram Special Equity Fund

                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities at June 30,
                           1997.

                           Statements of Operations for the period ended June 30, 1997.

                           Statements of Changes in Net Assets for the period ended June 30, 1997.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the period from commencement of operations (September 19, 1996) to June 30, 1997.

            (xii)          1st Source Monogram Income Fund

                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities at June 30,
                           1997.

                           Statements of Operations for the period ended June 30, 1997.

                           Statements of Changes in Net Assets for the period ended June 30, 1997.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the period from commencement of operations (September 23, 1996) to June 30, 1997.

           (xiii)          KeyPremier Established Growth Fund

                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities at June 30,
                           1997.

                           Statements of Operations for the period ended June 30, 1997.

                           Statements of Changes in Net Assets for the period ended June 30, 1997.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the period from commencement of operations (December 2, 1996) to June 30, 1997.

            (xiv)          KeyPremier Intermediate Term Income Fund

                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities at June 30,
                           1997.

                           Statements of Operations for the period ended June 30, 1997.

                           Statements of Changes in Net Assets for the period ended June 30, 1997.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the period from commencement of operations (December 2, 1996) to June 30, 1997.

            (xv)           KeyPremier Aggressive Growth Fund

                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities at June 30,
                           1997.

                           Statement of Operations for the period ended June 30, 1997.

                           Statement of Changes in Net Assets for the period ended June 30, 1997.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the period from commencement of operations (February 3, 1997) to June 30, 1997.

           (xvi)           KeyPremier U.S. Treasury Obligations Money Market
                           Fund

                           Statement of Assets and Liabilities at September 30, 1997 (unaudited).

                           Statements of Operations for the period ended September 30, 1997 (unaudited).

                           Statements of Changes in Net Assets for the period ended September 30, 1997 (unaudited).

                           Schedule of Portfolio Investments as of September 30, 1997 (unaudited).

                           Notes to Financial Statements as of September 30, 1997 (unaudited).

                           Financial Highlights for the period from commencement of operations (July 1, 1997) to September 30, 1997 (unaudited).

          (xvii)           KeyPremier Limited Duration Government Securities
                           Fund

                           Statement of Assets and Liabilities at September 30, 1997 (unaudited).

                           Statements of Operations for the period ended September 30, 1997 (unaudited).

                           Statements of Changes in Net Assets for the period ended September 30, 1997 (unaudited).

                           Schedule of Portfolio Investments as of September 30, 1997 (unaudited).

                           Notes to Financial Statements as of September 30, 1997 (unaudited).

                           Financial Highlights for the period from commencement of operations (July 1, 1997) to September 30, 1997 (unaudited).

         (xviii) All required financial statements are included in Part B hereof. All other financial statements and schedules are inapplicable.


          (b)     Exhibits:

                  (1)      (a)    Declaration of Trust, dated as of April 25,
                                  1988, is incorporated by reference to Exhibit
                                  (1)(a) of Post-Effective Amendment No. 34 to
                                  Registrant's Registration Statement (No.
                                  33-21489) filed on April 25, 1996.

                           (b) Amendment of Article IV, Section 4.2 of Declaration of Trust adopted August 15, 1989, is incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                          (c) Amendment of Article V, Section 5.3 of Declaration of Trust adopted October 23, 1989, is incorporated by reference to Exhibit (1)(c) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                          (d) Amendment of Article IV, Section 4.2 of Declaration of Trust adopted July 23, 1991, is incorporated by reference to Exhibit (1)(d) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                          (e) Amendment of Article IV, Section 4.2 of Declaration of Trust as adopted August 13, 1992, is incorporated by reference to Exhibit
                                  (1)(e) of Post-Effective Amendment No. 34 to
                                  Registrant's Registration Statement (No.
                                  33-21489) filed on April 25, 1996.

                          (f) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted October 28, 1992, is incorporated by reference to Exhibit
                                  (1)(f) of Post-Effective Amendment No. 34 to
                                  Registrant's Registration Statement (No.
                                  33-21489) filed on April 25, 1996.

                          (g) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted February 18, 1994, is incorporated by reference to Exhibit
                                  (1)(g) of Post-Effective Amendment No. 34 to
                                  Registrant's Registration Statement (No.
                                  33-21489) filed on April 25, 1996.

                          (h) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted May 16, 1994, is incorporated by reference to Exhibit (1)(h) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                          (i) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted April 10, 1996, is incorporated by reference to Exhibit
                                  (1)(i) of Post-Effective Amendment No. 34 to
                                  Registrant's Registration Statement (No.
                                  33-21489) filed on April 25, 1996.

                          (j) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted May 16, 1996, is incorporated by reference to Exhibit (1)(j) of Post-Effective Amendment No. 35 to Registrant's Registration Statement (No. 33-21489) filed on June 6, 1996.

                          (k) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted August 15, 1996, is incorporated by reference to Exhibit
                                  (1)(k) of Post-Effective Amendment No. 36 to
                                  Registrant's Registration Statement (No.
                                  33-21489) filed on August 16, 1996.

                          (l) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted September 27, 1996 is incorporated by reference to Exhibit
                                  (1)(l) of Post-Effective Amendment No. 38 to
                                  Registrant's Registration Statement (No. 33-
                                  21489) filed on November 15, 1996.

                          (m) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted as of January 14, 1997, is incorporated by reference to Exhibit (l)(m) of Post-Effective Amendment No. 39 to Registrant's Registration Statement (No. 33-21489) filed on March 18, 1997.

                  (2)     By-Laws are incorporated by reference to Exhibit
                          (2) of Post-Effective Amendment No. 34 to
                          Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                  (3)     None.

                  (4) Certificates for Shares are not issued. Articles IV, V, VI and VII of the Declaration of Trust, filed as
                          Exhibit 1 hereto, define rights of holders of Shares.

                  (5)     (a)     Investment Advisory Agreement dated as of
                                  July 19, 1988, between Registrant and National
                                  Bank of Commerce  (with respect to Riverside
                                  Capital Money Market Fund) is incorporated by reference to Exhibit (5)(a) of Post-Effective
                                  Amendment No. 34 to Registrant's Registration
                                  Statement (No. 33-21489) filed on April 25,
                                  1996.

                          (b) Investment Advisory Agreement dated as of September 20, 1991, between Registrant and National Bank of Commerce (with respect to Riverside Capital Value Equity Fund and

                                  Riverside Capital Fixed Income Fund) is
                                  incorporated by reference to Exhibit (5)(b) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                          (c) Investment Advisory Agreement dated as of October 27, 1992, between Registrant and National Bank of Commerce (with respect to Riverside Capital Tennessee Municipal Obligations Fund) is incorporated by reference to Exhibit (5)(c) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                          (d) Investment Advisory Agreement dated April 5, 1994, as amended June 3, 1994, between Registrant and National Bank of Commerce (with respect to Riverside Capital Growth Fund) is incorporated by reference to Exhibit (5)(d) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.


                          (e) Investment Advisory Agreement dated July 9, 1996, as amended as of June 30, 1997, between Registrant and Martindale Andres & Company, Inc. (with respect to the KeyPremier Funds) is incorporated by reference to Exhibit (5)(e) of Post-Effective Amendment No. 42 to Registrant's Registration Statement (No. 33-21489) filed on July 30, 1997.


                          (f) Investment Advisory Agreement dated August 20, 1996, between Registrant and 1st Source Bank (with respect to the 1st Source Monogram Funds) is incorporated by reference to Exhibit
                                  (5)(f) of Post-Effective Amendment No. 37 to
                                  Registrant's Registration Statement (No.
                                  33-21489) filed on October 21, 1996.

                          (g)     Sub-Investment Advisory Agreement dated
                                  August 20, 1996, between 1st Source Bank and
                                  Miller, Anderson and Sherrerd, LLP (with respect to 1st Source Monogram Diversified Equity Fund) is incorporated by reference to Exhibit (5)(g) of Post-Effective Amendment No. 37 to Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.

                          (h)     Sub-Investment Advisory Agreement dated
                                  August 20, 1996, between 1st Source Bank and
                                  Loomis Sayles & Company, L.P. (with respect to

                                  1st Source Monogram Diversified Equity Fund) is incorporated by reference to Exhibit (5)(h) of Post-Effective Amendment No. 37 to Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.

                          (i)     Sub-Investment Advisory Agreement dated
                                  August 20, 1996, between 1st Source Bank and
                                  Columbus Circle Investors (with respect to 1st Source Monogram Diversified Equity Fund) is incorporated by reference to Exhibit (5)(i) of Post-Effective Amendment No. 37 to Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.


                 (6)      (a)     Distribution Agreement dated October 1, 1993,
                                  as amended as of June 3, 1994, between
                                  Registrant and The Winsbury Company Limited
                                  Partnership (with respect to the Riverside
                                  Capital Funds).


                          (b)     Form of Selected Dealer Agreement is
                                  incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.


                          (c) Distribution Agreement dated as of July 9, 1996, as amended as of June 30, 1997, between Registrant and BISYS Fund Services Limited Partnership (with respect to the KeyPremier Funds) is incorporated by reference to Exhibit
                                  (6)(c) of Post-Effective Amendment No. 42 to
                                  Registrant's Registration Statement (No. 33-
                                  21489) filed on July 30, 1997.

                          (d) Form of Shareholder Services Agreement is incorporated by reference to Exhibit (6)(d) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                          (e) Distribution Agreement dated as of August 20, 1996, between Registrant and BISYS Fund Services Limited Partnership (with respect to the 1st Source Monogram Funds) is incorporated by reference to Exhibit (6)(e) of Post-Effective Amendment No. 37 to Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.



                 (7)      None.

                 (8)      (a)     Custodial Services Agreement dated as of
                                  March 1, 1995, between Registrant and
                                  National City Bank (with respect to the
                                  Riverside Capital Funds).

                          (b) Custody Agreement dated July 9, 1996, as amended as of June 30, 1997, between Registrant and The Bank of New York (with respect to the KeyPremier Funds) is incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No. 42 to Registrant's Registration Statement (No. 33-21489) filed on July 30, 1997.


                          (c) Custody Agreement dated August 20, 1996, between Registrant and The Fifth Third Bank (with respect to the 1st Source Monogram Funds) is incorporated by reference to Exhibit
                                  (8)(c) of Post-Effective Amendment No. 37 to
                                  Registrant's Registration Statement (No.
                                  33-21489) filed on October 21, 1996.


                          (d) Cash Management and Related Services Agreement dated September 24, 1996, as amended as of June 30, 1997, between Registrant and The Bank of New York (with respect to the KeyPremier Funds) is incorporated by reference to Exhibit
                                  (8)(d) of Post-Effective Amendment No. 42 to
                                  Registrant's Registration Statement (No. 33-
                                  21489) filed on July 30, 1997.

                 (9)      (a)     Administration Agreement dated as of
                                  November 1, 1997, between Registrant and
                                  BISYS Fund Services Limited Partnership
                                  (with respect to the Riverside Capital
                                  Funds).

                          (b) Amended Transfer Agency Agreement dated as of September 1, 1992, as amended as of May 1, 1994, between Registrant and BISYS Fund Services Ohio, Inc. (with respect to the Riverside Capital Funds).

                          (c) Fund Accounting Agreement dated as of November 1, 1997, between Registrant and BISYS Fund Services, Inc. (with respect to the Riverside Capital Funds).

                          (d)     Form of Administrative Services Plan.

                          (e) Servicing Agreement to Administrative Services Plan dated as of October 19, 1993, between Registrant and National Bank of Commerce
                                  (with respect to Riverside Capital Money
                                  Market

                                 Fund, Riverside Capital Equity Fund,
                                 Riverside Capital Fixed Income Fund and
                                 Riverside Capital Tennessee Municipal
                                 Obligations Fund).

                        (f) Omnibus Fee Agreement dated as of November 1, 1997, among Registrant, BISYS Fund Services Limited Partnership and BISYS Fund Services, Inc. (with respect to the Riverside Capital Funds).

                        (g) Servicing Agreement to Administrative Services Plan dated April 5, 1994, between Registrant and National Bank of Commerce (with respect to Riverside Capital Growth
                                 Fund).

                        (x) Management and Administration Agreement dated July 9, 1996, as amended as of June 30, 1997, between Registrant and BISYS Fund Services Limited Partnership (with respect to the KeyPremier Funds) is incorporated by reference to Exhibit (9)(x) of Post-Effective Amendment No. 42 to Registrant's Registration Statement (No. 33-21489) filed on July 30, 1997.

                        (y) Fund Accounting Agreement dated July 9, 1996, as amended as of June 30, 1997, between Registrant and BISYS Fund Services, Inc. (with respect to the KeyPremier Funds) is incorporated by reference to Exhibit (9)(y) of Post-Effective Amendment No. 42 to Registrant's Registration Statement (No. 33-21489) filed on July 30, 1997.

                        (z) Transfer Agency Agreement dated July 9, 1996, as amended as of June 30, 1997, between Registrant and BISYS Fund Services, Inc. (with respect to the KeyPremier Funds) is incorporated by reference to Exhibit (9)(z) of Post-Effective Amendment No. 42 to Registrant's Registration Statement (No. 33-21489) filed on July 30, 1997.


                        (aa) Management and Administration Agreement dated August 20, 1996, between Registrant and BISYS Fund Services Limited Partnership (with respect to the 1st Source Monogram Funds) is incorporated by reference to Exhibit (9)(aa) of Post-Effective Amendment No. 37 to Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.

                        (ab) Fund Accounting Agreement dated August 20, 1996, between Registrant and BISYS Fund

                                  Services, Inc. (with respect to the 1st Source Monogram Funds) is incorporated by reference to Exhibit (9)(ab) of Post-Effective Amendment No. 37 to Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.

                         (ac) Transfer Agency Agreement dated August 20, 1996, between Registrant and BISYS Fund Services, Inc. (with respect to the 1st Source Monogram Funds) is incorporated by reference to Exhibit (9)(ac) of Post-Effective Amendment No. 37 to Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.

                         (ad) Form of Servicing Agreement to Administrative Services Plan is incorporated by reference to Exhibit (9)(ad) of Post-Effective Amendment No. 35 to Registrant's Registration Statement (No. 33-21489) filed on June 6, 1996.


              (10)       (a)      Opinion of Counsel with respect to shares of
                                  the Riverside Capital Funds registered
                                  pursuant to Rule 24e-2 is incorporated by reference to Exhibit (10)(a) of Post-Effective
                                  Amendment No. 41 to Registrant's Registration
                                  Statement (No. 33-21489) filed on May 21,
                                  1997. Opinion of Counsel with respect to shares of KeyPremier U.S. Treasury Obligations
                                  Money Market Fund and KeyPremier Limited
                                  Duration Government Securities Fund is
                                  incorporated by reference to Exhibit (10)(a) of Post-Effective Amendment No. 40 to
                                  Registrant's Registration Statement (No. 33-
                                  21489) filed on April 16, 1997.  An Opinion of
                                  Counsel with respect to Shares of Riverside
                                  Capital Money Market Fund, Riverside Capital
                                  Value Equity Fund, Riverside Capital Fixed
                                  Income Fund, Riverside Capital Tennessee
                                  Municipal Obligations Fund, Riverside Capital
                                  Growth Fund, KeyPremier Prime Money Market
                                  Fund, KeyPremier Pennsylvania Municipal Bond
                                  Fund, KeyPremier Aggressive Growth Fund,
                                  KeyPremier Established Growth Fund, KeyPremier
                                  Intermediate Term Income Fund, 1st Source
                                  Monogram Diversified Equity Fund, 1st Source
                                  Monogram Income Equity Fund, 1st Source
                                  Monogram Special Equity Fund and 1st Source
                                  Monogram Income Fund was filed with
                                  Registrant's 24f-2 Notice filed on August 27,
                                  1997, pursuant to Rule 24f-2.

                         (b) Opinion of Special Counsel with respect to Riverside Capital Tennessee Municipal Obligations Fund.

           (11)          (a)      Consents of KPMG Peat Marwick LLP.

                         (b)      Consent of Burch, Porter & Johnson.

                         (c)      Consent of Coopers & Lybrand L.L.P.

           (12)          None.

           (13) Purchase Agreement dated as of July 19, 1988, between Registrant and Winsbury Associates.

           (14)          None.

           (15)          (a)      Rule 12b-1 Plan (with respect to the Riverside
                                  Capital Funds).


                         (c) Rule 12b-1 Plan (with respect to the 1st Source Monogram Funds) is incorporated by reference to Exhibit (15)(c) of Post-Effective Amendment No. 35 to Registrant's Registration Statement (No. 33-21489) filed on June 6, 1996.


                         (d) Rule 12b-1 Agreement dated October 1, 1993, between The Winsbury Company Limited Partnership and National Bank of Commerce (with respect to Riverside Capital Money Market Fund, Riverside Capital Equity Fund, Riverside Capital Fixed Income Fund and Riverside Capital Tennessee Municipal Obligations Fund).

                         (e) Rule 12b-1 Agreement dated October 19, 1993, between The Winsbury Company Limited Partner-ship and Commerce Investment Corporation (with respect to Riverside Capital Money Market Fund, Riverside Capital Value Equity Fund, Riverside Capital Fixed Income Fund and River-side Capital Tennessee Municipal Obligations
                                  Fund).

                         (f) Rule 12b-1 Agreement dated October 19, 1993, between Registrant and The Winsbury Company Limited Partnership (with respect to
                                  Riverside Capital Money Market Fund,
                                  Riverside Capital Equity Fund, Riverside
                                  Capital Fixed Income Fund and Riverside
                                  Capital Tennessee Municipal Obligations Fund).

                         (g) Rule 12b-1 Agreement dated as of April 5, 1994, between The Winsbury Company Limited Partnership and Commerce Investment Corporation (with respect to Riverside Capital Low Duration Government Securities Fund and Riverside Capital Growth Fund).

                         (h) Rule 12b-1 Agreement dated as of April 5, 1994, between Registrant and The Winsbury Company Limited Partnership (with respect to Riverside Capital Low Duration Government Securities Fund and Riverside Capital Growth
                                  Fund).

                         (i) Rule 12b-1 Agreement dated as of May 16, 1994, between J.C. Bradford & Co. and The Winsbury Company Limited Partnership (with respect to the Riverside Capital Funds).

                         (j) Rule 12b-1 Agreement dated as of May 16, 1994, between Morgan, Keegan & Co. and The Winsbury Company Limited Partnership (with respect to the Riverside Capital Funds).

                         (k) Rule 12b-1 Agreement dated as of August 1, 1994, between J.J.B. Hilliard, W.L. Lyons, Inc. and The Winsbury Company Limited Partnership (with respect to the Riverside Capital Funds).

                         (l) Rule 12b-1 Agreement dated as of August 31, 1994, between TrustMark Investments, Inc. and The Winsbury Company Limited Partnership (with respect to the Riverside Capital Funds).

                (16)     (a)      Computations of Performance Quotations for the
                                  Riverside Capital Funds.

                         (b) Computations of Performance Quotations for the KeyPremier Funds.

                         (c) Computations of Performance Quotations for the 1st Source Monogram Funds.

                (17) Financial Data Schedules of the Riverside Capital Funds, the KeyPremier Funds and the 1st Source Monogram Funds.

                (18)              None.

                (19)     (a)      Powers of Attorney of Chalmers P. Wylie,
                                  Walter B. Grimm and Maurice G. Stark.

                           (b)      Consent of Baker & Hostetler LLP.

                           (c) Power of Attorney of Nancy E. Converse is incorporated by reference to Exhibit (19)(c) of Post-Effective Amendment No. 36 to Registrant's Registration Statement (No. 33-21489) filed on August 16, 1996.

                           (d) Power of Attorney of James H. Woodward is incorporated by reference to Exhibit (19)(d) of Post-Effective Amendment No. 37 to Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.

                           (e) Power of Attorney of Thresa Dewar is incorporated by reference to Exhibit (19)(e) of Post-Effective Amendment No. 41 to Registrant's Registration Statement (No. 33-21489) filed on May 21, 1997.

Item 25.          Persons Controlled By or Under Common Control with
                  Registrant

                  None.

Item 26.          Number of Holders of Securities


                  As of October 20, 1997, the number of record holders of each series of shares of the Registrant were as follows:

                 Title of Series                               Number of Record Holders
                 ---------------                               ------------------------

                 Riverside Capital Money
                   Market Fund                                              25
                 Riverside Capital
                   Value Equity Fund                                       146
                 Riverside Capital
                   Fixed Income Fund                                        22
                 Riverside Capital Tennessee Municipal
                   Obligations Fund                                         19
                 Riverside Capital Low Duration
                   Government Securities Fund                                6
                 Riverside Capital Growth Fund                              56
                 KeyPremier Prime
                   Money Market Fund                                        28
                 KeyPremier Pennsylvania
                    Municipal Bond Fund                                     20
                 1st Source Monogram Diversified
                   Equity Fund                                              53
                 1st Source Monogram Income Equity Fund                     42
                 1st Source Monogram Special Equity Fund                    55
                 1st Source Monogram Income Fund                            13
                 KeyPremier Established Growth Fund                        183

                 KeyPremier Intermediate Term
                    Income Fund                                                       35
                 KeyPremier Aggressive Growth Fund                                   206
                 KeyPremier U.S. Treasury Obligations
                    Money Market Fund                                                 11
                 KeyPremier Limited Duration Government
                    Securities Fund                                                    9


Item 27.         Indemnification

                 Article VI, Section 6.4 of the Registrant's Declaration of Trust, filed as Exhibit 1 hereto, provides for the indemnification of Registrant's Trustees and officers. Indemnification of the Group's principal underwriter, custodians, investment advisers, manager and administrator, transfer agent and fund accountant is provided for, respectively, in Section 1.11 of the Distribution Agreements filed as Exhibits 6(a), 6(c) and 6(e) hereto, Section 8 of the Custodial Services Agreement filed as Exhibit 8(a) hereto,
                 Article XVII, Section 14 of the Custody Agreement filed as
                 Exhibit 8(b) hereto, Article VIII, Section 8.1 of the Custody Agreement filed as Exhibit 8(c) hereto, Section 8 of the Investment Advisory Agreements filed as Exhibits 5(a), 5(b), 5(c), 5(d), 5(e) and 5(f) hereto, Article V of the Administration Agreement filed as Exhibit 9(a) hereto, Section 4 of the Management and Administration Agreements filed as Exhibits 9(x) and 9(aa) hereto, Section 9 of the Transfer Agency Agreements filed as Exhibits 9(b), 9(z) and 9(ac) hereto, Section 7 of the Fund Accounting Agreement filed as
                 Exhibit 9(c) hereto, and Section 6 of the Fund Accounting Agreements filed as Exhibits 9(y) and 9(ab) hereto. As of the effective date of this Registration Statement, the Group will have obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.


                 Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and

                 Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

    Item 28.     Business and Other Connections of Investment Adviser


         (a) National Bank of Commerce, Memphis, Tennessee ("NBC"), is the investment adviser for Riverside Capital Money Market Fund, Riverside Capital Value Equity Fund, Riverside Capital Fixed Income Fund, Riverside Capital Tennessee Municipal Obligations Fund, Riverside Capital Low Duration Government Securities Fund and Riverside Capital Growth Fund. NBC is a wholly owned subsidiary of National Commerce Bancorporation. In addition to serving as investment adviser of such Funds, NBC and its affili-ates hold and manage, on behalf of their clients, assets which as of September 30, 1997, totalled $4.6 billion, and of which approximately $1.6 billion are managed in a variety of balanced, equity and fixed income portfolios.


                 To the knowledge of Registrant, none of the directors or officers of NBC, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers and directors of NBC also hold positions with NBC's parent, National Commerce Bancorporation. Set forth below are the names and principal businesses of the directors of NBC who are engaged in any other business, profession, vocation, or employment of a substantial nature.

                              Position
     Name                     with NBC                  Principal Occupation
     ----                     --------                  --------------------

Frank G. Barton, Jr.          Director                Chairman of the Board
                                                      Barton Group, Inc.
                                                      2620 Thousand Oaks Blvd., Suite 1200
                                                      Memphis, Tennessee 38118
                                                      (Retail Equipment Sales)

Jack R. Blair                             Director            Smith & Nephew North America
                                                              1450 East Brooks Road
                                                              Memphis, Tennessee  38116
                                                              (Medical Devices)

R. Grattan Brown, Jr.                     Director            Partner, law firm of
                                                              Glankler, Brown, Gilliland, Chase,
                                                                Robinson & Raines
                                                              One Commerce Square
                                                              Memphis, Tennessee  38103

Bruce E. Campbell, Jr.                    Director            Former Chairman
                                                              National Bank of Commerce
                                                              and National Commerce
                                                                Bancorporation
                                                              One Commerce Square
                                                              Memphis, Tennessee  38150

Christopher W. Canale                     Director            President
                                                              D. Canale Beverages, Inc.
                                                              45 E.H. Crumps Blvd.
                                                              Memphis, Tennessee  38106
                                                              (Distribution)

John D. Canale III                        Director            President
                                                              D. Canale Food Services, Inc.
                                                              7 West Georgia
                                                              Memphis, Tennessee  38103
                                                              (Distribution)

Edmond D. Cicala                          Director            President
                                                              Edmond Enterprises, Inc.
                                                              1213 Park Place Center
                                                              Suite 200
                                                              Memphis, Tennessee  38119
                                                              (Consulting)

John S. Evans                             Director            Former President
                                                              National Bank of Commerce
                                                              One Commerce Square
                                                              Memphis, Tennessee  38150

Thomas C. Farnsworth, Jr.                 Director            Farnsworth Investment Co.
                                                              2175 Business Center Drive
                                                              Suite 11
                                                              Memphis, Tennessee 38134-5621
                                                              (Real Estate)

Thomas M. Garrott                         Chairman            Chairman of the Board and
                                                              Chief Executive Officer
                                                              National Commerce Bancorporation
                                                              One Commerce Square
                                                              Memphis, Tennessee  38150

Mackie H. Gober                           President/          President
                                          Director            National Bank of Commerce
                                                              One Commerce Square
                                                              Memphis, Tennessee  38150

Lewis E. Holland                          Director            Executive Vice President and
                                                              Chief Financial Officer
                                                              National Commerce Bancorporation
                                                              One Commerce Square
                                                              Memphis, Tennessee  38150
                                                              prior thereto -
                                                              Partner
                                                              Ernst & Young
                                                              One Commerce Square
                                                              Memphis, Tennessee  38103
                                                              (Accounting)

R. Lee Jenkins                            Director            Retired
                                                              6075 Poplar, Suite 721
                                                              Memphis, Tennessee  38119

James E. McGehee, Jr.                     Director            President
                                                              McGehee Realty & Development Company
                                                              675 Oakleaf Office Lane, Suite 102
                                                              Memphis, Tennessee 38117
                                                             (Real Estate)

W. Neely Mallory, Jr.                     Director            President
                                                              Memphis Compress & Storage Company
                                                              P.O. Box 9436
                                                              Memphis, Tennessee 38109
                                                             (Cotton Warehousing)

Harry J. Phillips, Sr.                    Director            Chairman of the Executive Committee
                                                              Browning-Ferris Industries
                                                              2750 One Commerce Square
                                                              Memphis, Tennessee  38103
                                                              (Waste Disposal Services)

William R. Reed, Jr.                      Director            Executive Vice President
                                                              National Commerce Bancorporation
                                                              One Commerce Square
                                                              Memphis, Tennessee  38150

Rudi E. Scheidt                           Director            Retired
                                                              54 South White Station
                                                              Memphis, Tennessee  38117

Lucy Y. Shaw                              Director            President
                                                              Common Denominator, Inc.
                                                              2195 Poplar Avenue, Suite 505
                                                              East Memphis, Tennessee  38104
                                                              prior thereto -
                                                              Chief Executive Officer
                                                              Regional Medical Center at Memphis
                                                              877 Jefferson Avenue
                                                              Memphis, Tennessee  38103
                                                              (Hospital)

Robert M. Solmson                         Director            President
                                                              RFS Hotel Investors, Inc.
                                                              1213 Park Place Center, Suite 200
                                                              Memphis, Tennessee 38119
                                                              (Real Estate)

Sidney A. Stewart, Jr.                    Director            Retired
                                                              5350 Poplar Avenue
                                                              Memphis, Tennessee  38119

R. Lee Taylor                             Director            Private Investor
                                                              1755-A Lynnfield Drive
                                                              Suite 232
                                                              Memphis, Tennessee  38119

Henry M. Turley, Jr.                      Director            President
                                                              Henry Turley Company
                                                              65 Union Avenue, Suite 1200
                                                              Memphis, Tennessee 38103
                                                              (Real Estate Management and Investment)


        (b) Martindale Andres & Company, Inc., West Conshohocken, Pennsylvania ("Martindale Andres"), is the investment adviser for KeyPremier Prime Money Market Fund, KeyPremier Pennsylvania Municipal Bond Fund, KeyPremier Established Growth Fund, KeyPremier Intermediate Term Income Fund, KeyPremier Aggressive Growth Fund, KeyPremier U.S. Treasury Obligations Money Market Fund and KeyPremier Limited Duration Government Securities Fund. Martindale Andres is a wholly-owned subsidiary of Keystone Financial, Inc. In addition to serving as investment adviser of such Funds, Martindale Andres has managed since its founding the investment portfolios of high net worth individuals, endowments and pension and common trust funds. Martindale Andres currently has over $2.5 billion under management.


                  To the knowledge of Registrant, none of the directors or officers of Martindale Andres is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers and directors of Martindale Andres also hold positions with Martindale Andres' parent, Keystone Financial, Inc.


        (c) 1st Source Bank, South Bend, Indiana ("FSB"), is the investment adviser for 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Income Equity Fund, 1st Source Monogram Special Equity Fund and 1st Source Monogram Income Fund. FSB is a wholly-owned subsidiary of 1st Source Corporation. In addition to serving as investment adviser of such Funds, FSB and its affiliates administer and manage, on behalf of their clients, trust assets which as of September 30, 1997, totalled approximately $1.47 billion. Of such amount, approximately $851 million are managed on behalf of personal trust customers and approximately $616 million are managed on behalf of employee benefit plans. The Adviser has over 60 years of banking experience and as of September 30, 1997, on a consolidated basis with 1st Source Corporation, had over $2.32 billion in assets.


                  To the knowledge of Registrant, none of the directors or officers of FSB, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers and directors of FSB also hold positions with FSB's parent, First Source Corporation. Set forth below are the names and principal businesses of the directors of FSB who are engaged in any other business, profession, vocation, or employment of a substantial nature.

                                          Position
Name                                      with FSB               Principal Occupation
----                                      --------               --------------------

Rev. E. William Beauchamp                 Director               Executive Vice President
                                                                 University of Notre Dame
                                                                 South Bend, IN  46556

Paul R. Bowles                            Director               Former Senior Vice
                                                                  President
                                                                 Clark Equipment Company
                                                                 1202 East Jefferson
                                                                 South Bend, IN 46617
                                                                 (off-highway components
                                                                 and construction machinery
                                                                 manufacturing)

Philip J. Faccenda                        Director               President
                                                                 Bear Financial, Inc.
                                                                 1222 E. Erskine
                                                                   Manor Hill
                                                                 South Bend, IN  46617
                                                                 (venture capital)

                                                                 Vice President and
                                                                 General Counsel Emeritus
                                                                 University of Notre Dame
                                                                 South Bend, IN  46556

Daniel B. Fitzpatrick                     Director               Chairman, President,
                                                                   Chief Executive
                                                                   Officer and Director
                                                                 Quality Dining, Inc.
                                                                 P. O. Box 416
                                                                 South Band, IN  46624
                                                                 (quick service and
                                                                   casual dining
                                                                   restaurant operator)

Terry L. Gerber                           Director               President and Chief
                                                                   Executive Officer
                                                                 Gerber Manufacturing
                                                                   Company, Inc.
                                                                 1417 Olivia Circle
                                                                 South Bend, IN 46614
                                                                   (manufacturer of police
                                                                 and emergency outerwear)

Lawrence E. Hiler                         Director               President
                                                                 Hiler Industries
                                                                 P.O. Box 639
                                                                 La Porte, IN 46350
                                                                 (metal casting)

Anne M. Hillman                           Director               Civic Leader
                                                                 3904 Nall Court
                                                                 South Bend, IN 46614

Hollis E. Hughes, Jr.                     Director               Executive Director
                                                                 United Way of
                                                                 St. Joseph County
                                                                 3517 E. Jefferson
                                                                 P.O. Box 6396
                                                                 South Bend, IN 46660

H. Thomas Jackson                         Director               Chairman
                                                                 Bornemann Coated Fabrics
                                                                 Bornemann Products
                                                                 P. O. Box 208
                                                                 Bremen, IN  46506
                                                                 (vinyl sales)

William P. Johnson                         Director              Chairman & CEO
                                                                 Goshen Rubber Co., Inc.
                                                                 1525 S. 10th
                                                                 Goshen, IN  46527
                                                                 (manufacturer of
                                                                 automotive rubber parts)

Craig A. Kapson                            Director              President
                                                                 Jordan Ford, Toyota, Volvo,
                                                                   Lincoln Mercury
                                                                 609 E. Jefferson
                                                                 Mishawaka, IN  46545
                                                                 (automobile sales)

David L. Lerman                            Director               President
                                                                  Steel Warehouse Company,
                                                                    Inc.
                                                                  2722 West Tucker Drive
                                                                  South Bend, IN  46624
                                                                  (warehouse storage)

Richard J. Pfeil                            Director               Chairman and President
                                                                   Koontz-Wagner Electric Co.
                                                                   3801 Voorde Drive
                                                                   South Bend, IN  46628
                                                                   (electrical equipment
                                                                   repair, construction and
                                                                   installation)

John T. Phair                               Director               Vice President
                                                                   The Holladay Corporation
                                                                   220 Colfax, Suite 200
                                                                   South Bend, IN  46601
                                                                   (property management)

Mark D. Schwabero                           Director               Executive Vice President
                                                                   Bosch Braking Systems Corp.
                                                                   401 N. Bendix Drive
                                                                   South Bend, IN 46634
                                                                   (manufacturers of
                                                                   automotive brakes and
                                                                   brake components)

Elmer H. Tepe                               Director               President
                                                                   E.H. Tepe Co.
                                                                   c/o 1st Source Corporation
                                                                   100 North Michigan Street
                                                                   South Bend, IN  46634
                                                                   (holding company)


         (d) Miller Anderson and Sherrerd LLP, West Conshohocken, Pennsylvania ("Miller Anderson") is a sub-investment adviser for 1st Source Monogram Diversified Equity Fund. Miller Anderson is wholly owned by Morgan Stanley, Dean Witter, Discover & Co., 1585 Broadway, New York, New York 10036. In addition to serving as sub-investment adviser of such Fund, Miller Anderson provides advice primarily to institutions, including other investment companies, and currently has approximately $47.2 billion in assets under management, of which approximately $5.5 billion is managed using Miller Anderson's value style.

                  To the knowledge of Registrant, none of the directors or officers of Miller Anderson, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers and directors of Miller Anderson also hold positions with Miller Anderson's parent, Morgan Stanley, Dean Witter, Discover & Co. or one of its affiliates. Set forth below are the names and principal businesses of the members of the Executive Committee of Miller Anderson who are engaged in any other business, profession, vocation, or employment of a substantial nature.

Executive Committee                         Name and Address                            Nature of
Member of Miller Anderson                   of Business                                 Connection
-------------------------                   -----------                                 ----------


Marna C. Whittington                        Rohm & Haas Company                         Director
                                            Independence Mall West
                                            Philadelphia, PA  19105

                                            Federated Department                        Director
                                            Stores
                                            7 West 7th Street
                                            Cincinnati, Ohio 45202

Ellen D. Harvey, CFA                        Owosso Corporation                          Director
                                            One Tower Bridge
                                            14th Floor
                                            W. Conshohocken, PA  19428



         (e) Loomis Sayles & Company, L.P., Chicago, Illinois ("Loomis") is a sub-investment adviser for 1st Source Monogram Diversified Equity Fund. The sole general partner of Loomis is Loomis Sayles & Company, Incorporated, One Financial Center, Boston, Massachusetts 02111. In addition to serving as sub-investment adviser of such Fund, Loomis provides investment advice to the nine series of the Loomis Sayles Funds, nine series of Loomis Sayles Investment Trust, six series of New England Funds Trust I, one series of New England Funds Trust III, and three series of New England Zenith Funds, all of which are registered investment companies, and to other organizations and individuals.

                  To the knowledge of Registrant, none of the directors or officers of Loomis is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (f) Columbus Circle Investors ("Columbus") is a general partnership formed on September 9, 1994, which is registered as an investment adviser under the Investment Advisers Act of 1940. PIMCO Advisors L.P. and Columbus Circle Investors Management Inc. ("CCI, Inc."), a wholly-owned subsidiary of PIMCO Advisors L.P., are the general partners of Columbus. Columbus consists of the personnel of the former Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAGLP") and the investment personnel of the former Mutual Funds Division of TAGLP. Columbus acts as sub-adviser to other mutual funds and also advises and manages individual accounts, profit sharing and pension funds and institutional accounts.

                  To the knowledge of Registrant, set forth below are the substantial business engagements during at least the two past fiscal years of each director or senior executive officer of
                  Columbus:

NAME AND POSITION                    BUSINESS AND
WITH COLUMBUS                        OTHER CONNECTIONS
-------------                        -----------------

Irwin F. Smith                       Member of Equity and Operating Boards and
  Chairman, Managing                 Operating Committee, PIMCO Advisors L.P.;
  Director, Chief                    Director and Chairman, Columbus Circle
  Executive Officer and              Investors Management, Inc.; Director,
  Chief Investment                   Columbus Circle Trust Company
  Officer

Donald A. Chiboucas                  Member of Operating Board, PIMCO Advisors
  President and                      L.P.; Director and President, Columbus
  Managing Director                  Circle Investors Management, Inc.

Louis P. Celentano                   Director and Vice President, Columbus
  Managing Director                  Circle Investors Management, Inc.;
                                     Director and Chairman, Columbus
                                     Circle Trust Company; Director and
                                     Chairman, Columbus Circle Asset
                                     Management, Ltd.

Daniel S. Pickett                    Member of Operating Board, PIMCO Advisors
  Managing Director                  L.P. (1995); Director, Columbus Circle
                                     Investors Management, Inc.

Amy M. Hogan                         Member of Operating Board, PIMCO Advisors
  Managing Director                  L.P. (1996); Director, Columbus Circle
                                     Investors Management, Inc.

Robert W. Fehrmann                   Director, Columbus Circle Investors
  Managing Director                  Management Inc.

C. Paul Tyborowski                   President, Columbus Circle Trust Company;
  Managing Director                  President, Columbus Circle Asset
                                     Management, Ltd.

                  The address of Columbus, Columbus Circle Trust Company and Columbus Circle Investors management Inc. is One Station Place, Stamford, CT 06902.

                  PIMCO Advisors L.P. was organized as a limited partnership under Delaware law in 1987 and is registered as an investment adviser under the Investment Advisers Act of 1940. In November 1994, PIMCO Advisors L.P. (then known as Thomson Advisory Group, L.P. ("TAGLP")) combined its investment advisory business with the investment advisory business of several subsidiaries of Pacific Mutual Life Insurance Company and changed its name to PIMCO Advisors L.P. PIMCO Advisors L.P. manages three mutual fund complexes. PIMCO Advisors L.P. also has various subsidiary partnerships, including Columbus, which advise and manage mutual funds, individual accounts, profit-sharing and pension funds and institutional accounts and act as sub-advisers to certain mutual funds.

                  PIMCO Partners, G.P. ("PIMCO GP"), PIMCO Advisors L.P.'s general partner, is a general partnership with two partners:
                  (i) an indirect wholly-owned subsidiary of Pacific Mutual Life Insurance Company; and (ii) PIMCO Partners, L.L.C. ("LLC"), a limited liability company, all of the interests of which are held directly by the Managing Directors of Pacific Investment Management Company who are William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, William S. Thompson, Jr., William C. Powers, David H. Edington and Benjamin L. Trosky (collectively, the "Managing Directors"). PIMCO Partners, G.P. has substantially delegated its management and control of PIMCO Advisors L.P. to an Equity Board and an Operating board of PIMCO Advisors L.P. The activities of PIMCO Advisors L.P. are controlled by its Operating Board except that certain non-routine or extraordinary actions may not be effected by the Operating Board without the approval of PIMCO Advisors L.P.'s Equity Board. The Operating Board has in turn delegated the authority to manage day-to-day operations and policies to an Operating Committee. The Operating Board is composed of twelve members, of which seven (including the chairman) are designated by Pacific Investment Management Company, a subsidiary general partnership of PIMCO Advisors L.P. and a sub-adviser to several mutual funds. The Equity Board is composed of twelve members including the chief executive officer of PIMCO Advisors L.P., three members designated by Pacific Financial Asset Management Company, the chairman of the Operating Board, two members designated by LLC, two members designated by holders of Series B Preferred Stock of Thomson Advisory Group Inc., the former general partner of PIMCO Advisors L.P., and three independent members. Because of the ability to designate a majority of the Members of the Operating Board, Pacific Investment Management Company and the Managing Directors could be said to control PIMCO Advisors L.P., although the Managing Directors disclaim such authority.

Item 29.          Principal Underwriter

         (a) BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") acts as distributor and administrator for Registrant. BISYS also distributes the securities of The Victory Portfolios, the Parkstone Group of Funds, the AmSouth Mutual Funds, the American Performance Funds, The Coventry Group, The BB&T Mutual Funds Group, The ARCH Fund, Inc., the M.S.D.& T. Funds, the Pacific Capital Funds, the MMA Praxis Mutual Funds, The Riverfront Funds, Inc., the Summit Investment Trust, the Qualivest Funds, Empire Builder Tax Free Bond Fund, First Choice Funds Trust, Fountain Square Funds, Hirtle Callaghan Trust, HSBC Family of Funds, The Infinity Mutual Funds, Inc., Intrust Funds, The Kent Funds, Magna Funds, Marketwatch Funds, Meyers Sheppard Investment Trust, Minerva Funds, The Parkstone Advantage Funds, Pegasus Funds, The Republic Funds Trust, The Republic Advisors Funds Trust, SBSF Funds, Inc. dba Key Mutual Funds, Sefton Funds, The Time Horizon Funds, and Variable Insurance Funds, each of which is a management investment company.

         (b) To the best of Registrant's knowledge, the partners of BISYS are as follows:

                                                                           Positions and
                  Name and Principal        Positions and Offices          Offices with
                  Business Address          with BISYS Fund Services        Registrant
                  ----------------          ------------------------       -------------

                  BISYS Fund Services,      Sole General Partner             None
                    Inc.
                  3435 Stelzer Road
                  Columbus, Ohio 43219

                  WC Subsidiary             Limited Partner                  None
                    Corporation
                  3435 Stelzer Rd.
                  Columbus, Ohio 43229

        (c)       None.

Item 30.          Location of Accounts and Records

        (1) National Bank of Commerce, One Commerce Square, Memphis, Tennessee 38150 (records relating to its functions as investment adviser for the Riverside Capital Funds).

        (2) Martindale Andres & Company, Inc., 200 Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428 (records relating to its functions as investment adviser for the KeyPremier Funds).

        (3) 1st Source Bank, 100 North Michigan Street, South Bend, Indiana 46634 (records relating to its functions as investment adviser for the 1st Source Monogram Funds).

        (4) Miller Anderson and Sherrerd LLP, One Tower Bridge, Suite 1100, West Conshohocken, Pennsylvania 19428 (records relating to its functions as sub-investment adviser for 1st Source Monogram Diversified Equity Fund).

        (5) Loomis Sayles & Company, L.P., 3 First National Plaza, Suite 5450, Chicago, Illinois 60600 (records relating to its functions as sub-investment adviser for 1st Source Monogram Diversified Equity Fund).

        (6) Columbus Circle Investors, #1 Metro Place, Stamford, Connecticut 06902 (records relating to its functions as sub-investment adviser for 1st Source Monogram Diversified Equity Fund).

        (7) BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as manager, administrator and distributor).

        (8) BISYS Fund Services Ohio, Inc. and BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as transfer agent and as fund accountant).

        (9) Baker & Hostetler LLP, 65 East State Street, Columbus, Ohio 43215 (Declaration of Trust, By-Laws, and Minute Books).

        (10) National City Bank, 1900 East 9th Street, Cleveland, Ohio 44114 (records relating to its function as custodian for the Riverside Capital Funds).

        (11) The Bank of New York, 48 Wall Street, New York, New York 10286 (records relating to its function as custodian for the KeyPremier Funds).

        (12) The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263 (records relating to its function as custodian for the 1st Source Monogram Funds).

Item 31.          Management Services

                  None

Item 32.          Undertakings

                  None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Columbus, Ohio, on the 31st day of October, 1997. Registrant hereby certifies that this Post-Effective Amendment to Registration Statement meets all of the requirements for effectiveness pursuant to paragraph
(b) of Rule 485 under the Securities Act of 1933.


                                                THE SESSIONS GROUP
                                                Registrant


                                                /s/ Walter B. Grimm
                                                --------------------------------
                                                Walter B. Grimm, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        Signature                      Title                                  Date
        ---------                      -----                                  ----
/s/ Walter B. Grimm                    President (Principal                   October 31, 1997
--------------------------
Walter B. Grimm                        Executive Officer) and
                                       Trustee

/s/*Thresa Dewar                       Treasurer (Principal                   October 31, 1997
--------------------------
Thresa Dewar                           Financial Officer and
                                       Principal Accounting
                                       Officer)

/s/*Nancy E. Converse                  Trustee                                October 31, 1997
--------------------------
Nancy E. Converse

/s/*Maurice G. Stark                   Trustee                                October 31, 1997
--------------------------
Maurice G. Stark

/s/*James H. Woodward                  Trustee                                October 31, 1997
--------------------------
James H. Woodward

/s/*Chalmers P. Wylie                  Trustee                                October 31, 1997
--------------------------
Chalmers P. Wylie

*By /s/ Walter B. Grimm                                                        October 31, 1997
    -----------------------
    Walter B. Grimm
    Attorney-In-Fact

                                  EXHIBIT INDEX

Exhibit No.                                 Description                    Page
-----------                                 -----------                    ----

   1(a)           Declaration of Trust dated as of
                  April 25, 1988, was filed as Exhibit
                  (1)(a) to Post-Effective Amendment No.
                  34 to Registrant's Registration
                  Statement (No. 33-21489) filed on
                  April 25, 1996.

    (b)           Amendment of Article IV, Section 4.2 of
                  Declaration of Trust adopted August 15,
                  1989, was filed as Exhibit (1)(b) to
                  Post-Effective Amendment No. 34 to
                  Registrant's Registration Statement (No.
                  33-21489) filed on April 25, 1996.

    (c)           Amendment of Article V, Section 5.3 of
                  Declaration of Trust adopted October 23,
                  1989, was filed as Exhibit (1)(c) to
                  Post-Effective Amendment No. 34 to
                  Registrant's Registration Statement (No.
                  33-21489) filed on April 25, 1996.

    (d)           Amendment of Article IV, Section 4.2 of
                  Declaration of Trust adopted July 23,
                  1991, was filed as Exhibit (1)(d) to
                  Post-Effective Amendment No. 34 to
                  Registrant's Registration Statement (No.
                  33-21489) filed on April 25, 1996.

    (e)           Amendment of Article  IV, Section  4.2
                  of Declaration of Trust adopted
                  August 13, 1992, was filed as Exhibit
                  (1)(e) to Post-Effective Amendment No.
                  34 to Registrant's Registration
                  Statement (No. 33-21489) filed on
                  April 25, 1996.

    (f)           Amendment of Article IV, Section 4.2 of
                  Declaration of Trust as adopted
                  October 28, 1992, was filed as Exhibit
                  (1)(f) to Post-Effective Amendment No.
                  34 to Registrant's Registration
                  Statement (No. 33-21489) filed on
                  April 25, 1996.

                                  EXHIBIT INDEX

Exhibit No.                 Description                                    Page
-----------                 -----------                                    ----

    (g)           Amendment of Article IV, Section 4.2 of
                  Declaration of Trust as adopted
                  February 18, 1994, was filed as Exhibit
                  (1)(g) to Post-Effective Amendment No.
                  34 to Registrant's Registration
                  Statement (No. 33-21489) filed on
                  April 25, 1996.

    (h)           Amendment of Article IV, Section 4.2 of
                  Declaration of Trust as adopted May 16,
                  1994, was filed as Exhibit (1)(h) to
                  Post-Effective Amendment No. 34 to
                  Registrant's Registration Statement (No.
                  33-21489) filed on April 25, 1996.

    (i)           Amendment to Article IV, Section 4.2 of
                  Declaration of Trust as adopted
                  April 10, 1996, was filed as Exhibit
                  (1)(i) to Post-Effective Amendment No.
                  34 to Registrant's Registration
                  Statement (No. 33-21489) filed on
                  April 25, 1996.

    (j)           Amendment to Article IV, Section 4.2 of
                  Declaration of Trust as adopted May 16,
                  1996, was filed as Exhibit (1)(j) to
                  Post-Effective Amendment No. 35 to
                  Registrant's Registration Statement (No.
                  33-21489) filed on June 6, 1996.

    (k)           Amendment to Article IV, Section 4.2 of
                  Declaration of Trust as adopted
                  August 15, 1996, was filed as Exhibit
                  (1)(k) to Post-Effective Amendment No.
                  36 to Registrant's Registration
                  Statement (No. 33-21489) filed on
                  August 16, 1996.

    (l)           Amendment to Article IV, Section 4.2 of
                  Declaration of Trust as adopted
                  September 27, 1996 was filed as Exhibit
                  (1)(l) to Post-Effective Amendment No.
                  38 to Registrant's Registration
                  Statement (No. 33-21489) filed on
                  November 15, 1996.

                                  EXHIBIT INDEX

Exhibit No.                   Description                                   Page
-----------                   -----------                                   ----

    (m)           Amendment to Article IV, Section 4.2 of
                  Declaration of Trust as adopted as of
                  January 14, 1997, was filed as Exhibit
                  (l)(m) to Post-Effective Amendment No.
                  39 to Registrant's Registration
                  Statement (No. 33-21489) filed on
                  March 18, 1997.

    2             By-Laws were filed as Exhibit (2) to
                  Post-Effective Amendment No. 34 to
                  Registrant's Registration Statement (No.
                  33-21489) filed on April 25, 1996.

   5(a)           Investment Advisory Agreement dated as
                  of July 19, 1988, between Registrant and
                  National Bank of Commerce (with respect
                  to Riverside Capital Money Market Fund)
                  was filed as Exhibit (5)(a) to
                  Post-Effective Amendment No. 34 to
                  Registrant's Registration Statement (No.
                  33-21489) filed on April 25, 1996.


   (b) Investment Advisory Agreement dated as of September 20, 1991, between Registrant and National Bank of Commerce (with respect to Riverside Capital Value Equity Fund and Riverside Capital Fixed Income Fund) was filed as Exhibit (5)(b) to Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

    (c)           Investment Advisory Agreement dated as of
                  October 27, 1992, between Registrant and
                  National Bank of Commerce (with respect to
                  Riverside Capital Tennessee Municipal
                  Obligations Fund) was filed as Exhibit (5)(c) to Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on
                  April 25, 1996.

    (d)           Investment Advisory Agreement dated April 5,
                  1994, as amended June 3, 1994, between Registrant and National Bank of Commerce (with respect to Riverside

                                  EXHIBIT INDEX

Exhibit No.                   Description                                   Page
-----------                   -----------                                   ----

                  Capital Growth Fund) was filed as Exhibit (5)(d) to Post-Effective Amendment No. 34 to Registrant's
                  Registration Statement (No. 33-21489) filed on
                  April 25, 1996.


    (e) Investment Advisory Agreement dated July 9, 1996, as amended as of June 30, 1997, between Registrant and Martindale Andres & Company, Inc. (with respect to the KeyPremier Funds) was filed as Exhibit (5)(e) to Post-Effective Amendment No. 42 to Registrant's Registration Statement (No. 33-21489) filed on July 30, 1997.


    (f)           Investment Advisory Agreement dated August
                  20, 1996, between Registrant and 1st Source Bank (with respect to 1st Source Monogram Funds) was filed as Exhibit (5)(f) to Post-Effective Amendment No. 37 to Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.

    (g)           Sub-Investment Advisory Agreement dated
                  August 20, 1996, between 1st Source Bank and
                  Miller Anderson & Sherrerd LLP (with respect to
                  1st Source Monogram Diversified Equity Fund) was filed as Exhibit (5)(g) to Post-Effective Amendment No. 37 to Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.

    (h)           Sub-Investment Advisory Agreement dated
                  August 20, 1996, between 1st Source Bank and
                  Loomis Sayles & Company, L.P. (with respect to
                  1st Source Monogram Diversified Equity Fund) was filed as Exhibit (5)(h) to Post-Effective Amendment No. 37 to Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.

    (i)           Sub-Investment Advisory Agreement dated
                  August 20, 1996, between 1st Source Bank and
                  Columbus Circle Investors (with respect to 1st
                  Source Monogram

                                  EXHIBIT INDEX

Exhibit No.                   Description                                   Page
-----------                   -----------                                   ----

                  Diversified Equity Fund) was
                  filed as Exhibit (5)(i) to Post-Effective
                  Amendment No. 37 to Registrant's Registration
                  Statement (No. 33-21489) filed on October 21, 1996.


   6(a) Distribution Agreement dated October 1, 1993, as amended as of June 3, 1994, between Registrant and The Winsbury Company Limited Partnership (with respect to the Riverside Capital Funds).

    (b)           Form of Selected Dealer Agreement was filed as
                  Exhibit (6)(b) to Post-Effective Amendment No. 34
                  to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

    (c) Distribution Agreement dated as of July 9, 1996, as amended as of June 30, 1997, between Registrant and BISYS Fund Services Limited Partnership (with respect to the KeyPremier Funds) was filed as Exhibit (6)(c) to Post-Effective Amendment No. 42 to Registrant's Registration Statement (No. 33-21489) filed on July 30, 1997.

    (d)           Form of Shareholder Services Agreement
                  was filed as Exhibit (6)(d) to
                  Post-Effective Amendment No. 34 to
                  Registrant's Registration Statement (No.
                  33-21489) filed on April 25, 1996.

    (e)           Distribution Agreement dated as of
                  August 20, 1996, between Registrant and BISYS
                  Fund Services Limited Partnership (with respect to the 1st Source Monogram Funds) was filed as Exhibit
                  (6)(e) to Post-Effective Amendment No. 37 to
                  Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.

   8(a)           Custodial Services Agreement dated as of
                  March 1, 1995, between Registrant and National
                  City Bank (with respect to the Riverside Capital
                  Funds).

                                  EXHIBIT INDEX

Exhibit No.                   Description                                   Page
-----------                   -----------                                   ----


    (b) Custody Agreement dated July 9, 1996, as amended as of June 30, 1997, between Registrant and The Bank of New York (with respect to the KeyPremier Funds) was filed as Exhibit (8)(b) to Post-Effective Amendment No. 42 to Registrant's Registration Statement (No. 33-21489) filed on July 30, 1997.

    (c) Custody Agreement dated August 20, 1996, between Registrant and The Fifth Third
                  Bank (with respect to the 1st Source
                  Monogram Funds) was filed as Exhibit
                  (8)(c) to Post-Effective Amendment No. 37 to Registrant's Registration Statement
                  (No. 33-21489) filed on October 21, 1996.

    (d) Cash Management and Related Services Agreement dated September 24, 1996, as amended as of June 30, 1997, between Registrant and The Bank of New York (with respect to the KeyPremier Funds) was filed as Exhibit (8)(d) to Post-Effective Amendment No. 42 to Registrant's Registration Statement (No. 33-21489) filed on July 30, 1997.

   9(a)           Administration Agreement dated as of
                  November 1, 1997, between Registrant and
                  BISYS Fund Services Limited Partnership
                  (with respect to the Riverside Capital
                  Funds).

    (b) Amended Transfer Agency Agreement dated as of September 1, 1992, as amended as of May 1, 1994, between Registrant and BISYS Fund Services Ohio, Inc. (with respect to the Riverside Capital Funds).

    (c)           Fund Accounting Agreement dated as of
                  November 1, 1997, between Registrant and
                  BISYS Fund Services, Inc. (with respect to the Riverside Capital Funds).

    (d)           Form of Administrative Services Plan.

                                  EXHIBIT INDEX

Exhibit No.                   Description                                   Page
-----------                   -----------                                   ----


    (e) Servicing Agreement to Administrative Services Plan dated as of October 19, 1993, between Registrant and National Bank of Commerce (with respect to Riverside Capital Money Market Fund, Riverside Capital Equity Fund, Riverside Capital Fixed Income Fund and Riverside Capital Tennessee Municipal Obligations Fund).

    (f) Omnibus Fee Agreement dated as of November 1, 1997, among Registrant, BISYS Fund Services Limited Partnership and BISYS Fund Services, Inc. (with respect to the Riverside Capital Funds).

    (g) Servicing Agreement to Administrative Services Plan dated April 5, 1994, between Registrant and National Bank of Commerce (with respect to Riverside Capital Growth
                  Fund).

    (x) Management and Administration Agreement dated July 9, 1996, as amended as of June 30, 1997, between Registrant and BISYS Fund Services Limited Partnership (with respect to the KeyPremier Funds) was filed as Exhibit (9)(x) to Post-Effective Amendment No. 42 to Registrant's Registration Statement (No. 33-21489) filed on July 30, 1997.

    (y)           Fund Accounting Agreement dated July 9,
                  1996, as amended as of June 30, 1997,
                  between Registrant and BISYS Fund
                  Services, Inc. (with respect to the
                  KeyPremier Funds) was filed as Exhibit
                  (9)(y) to Post-Effective Amendment No. 42 to Registrant's Registration Statement
                  (No. 33-21489) filed on July 30, 1997.

    (z)           Transfer Agency Agreement dated July 9,
                  1996, as amended as of June 30, 1997,
                  between Registrant and BISYS Fund
                  Services, Inc. (with respect to the
                  KeyPremier Funds) was filed as Exhibit
                  (9)(z) to Post-Effective Amendment No. 42 to Registrant's Registration

                                  EXHIBIT INDEX

Exhibit No.                   Description                                   Page
-----------                   -----------                                   ----


                  Statement (No. 33-21489) filed on
                  July 30, 1997.


    (aa) Management and Administration Agreement dated August 20, 1996, between Registrant and BISYS Fund Services Limited Partnership (with respect to the 1st Source Funds) was filed as Exhibit (9)(aa) to Post-Effective Amendment No. 37 to Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.

    (ab) Fund Accounting Agreement dated August 20, 1996, between Registrant and BISYS Fund Services, Inc. (with respect to the 1st Source Monogram Funds) was filed as Exhibit (9)(ab) to Post-Effective Amendment No. 37 to Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.

    (ac) Transfer Agency Agreement dated August 20, 1996, between Registrant and BISYS Fund Services, Inc. (with respect to the 1st Source Monogram Funds) was filed as Exhibit (9)(ac) to Post-Effective Amendment No. 37 to Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.

    (ad)          Form of Servicing Agreement to
                  Administrative Services Plan was filed as Exhibit (9)(ad) to Post-Effective
                  Amendment No. 35 to Registrant's
                  Registration Statement (No. 33-21489)
                  filed on June 6, 1996.

  10(a) Opinion of Counsel with respect to shares of the Riverside Capital Funds registered pursuant to Rule 24e-2 was filed as Exhibit (10)(a) to Post-Effective Amendment No. 41 to Registrant's Registration Statement (No. 33-21489) filed on May 21, 1997. Opinion of Counsel with respect to shares of KeyPremier U.S. Treasury Obligations Money Market Fund and KeyPremier Limited Duration Government

                                  EXHIBIT INDEX

Exhibit No.                   Description                                   Page
-----------                   -----------                                   ----


                  Securities Fund was filed as Exhibit
                  (10)(a) to Post-Effective Amendment No. 40 to Registrant's Registration Statement (No. 33-21489) filed on April 16, 1997. An
                  Opinion of Counsel was filed by Notice on August 27, 1997, pursuant to Rule 24f-2 (with respect to Riverside Capital Money Market Fund, Riverside Capital Value Equity Fund, Riverside Capital Fixed Income Fund, Riverside Capital Tennessee Municipal Obligations Fund, Riverside Capital Growth Fund, KeyPremier Prime Money Market Fund, KeyPremier Pennsylvania Municipal Bond Fund, KeyPremier Established Growth Fund, KeyPremier Intermediate Term Income Fund, KeyPremier Aggressive Growth Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Income Equity Fund, 1st Source Monogram Special Equity Fund and 1st Source Monogram Income Fund).

    (b) Opinion of Special Counsel with respect to Riverside Capital Tennessee Municipal
                  Obligations Fund.

  11(a)           Consents of KPMG Peat Marwick LLP.

    (b)           Consent of Burch, Porter & Johnson PLLC.

    (c)           Consent of Coopers & Lybrand L.L.P.

  13              Purchase Agreement dated as of July 19,
                  1988, between Registrant and Winsbury
                  Associates.

  15(a)           Rule 12b-1 Plan (with respect to the
                  Riverside Capital Funds).

    (c)           Rule 12b-1 Plan (with respect to the 1st
                  Source Monogram Funds) was filed as
                  Exhibit (15)(c) to Post-Effective
                  Amendment No. 35 to Registrant's
                  Registration Statement (No. 33-21489)
                  filed on June 6, 1996.

    (d)           Rule 12b-1 Agreement dated October 1,
                  1993, between The Winsbury Company

                                  EXHIBIT INDEX

Exhibit No.                   Description                                   Page
-----------                   -----------                                   ----


                  Limited Partnership and National Bank of
                  Commerce (with respect to Riverside
                  Capital Money Market Fund, Riverside
                  Capital Equity Fund, Riverside Capital
                  Fixed Income Fund and Riverside Capital
                  Tennessee Municipal Obligations Fund).

    (e) Rule 12b-1 Agreement dated October 19, 1993, between The Winsbury Company Limited Partnership and Commerce Investment Corporation (with respect to Riverside Capital Money Market Fund, Riverside Capital Value Equity Fund, Riverside Capital Fixed Income Fund and Riverside Capital Tennessee Municipal Obligations
                  Fund).

    (f)           Rule 12b-1 Agreement dated October 19,
                  1993, between Registrant and The Winsbury
                  Company Limited Partnership (with respect to Riverside Capital Money Market Fund,
                  Riverside Capital Value Equity Fund,
                  Riverside Capital Fixed Income Fund and
                  Riverside Capital Tennessee Municipal
                  Obligations Fund).

    (g) Rule 12b-1 Agreement dated as of April 5, 1994, between The Winsbury Company Limited Partnership and Commerce Investment Corporation (with respect to Riverside Capital Low Duration Government Securities Fund and Riverside Capital Growth Fund).

    (h)           Rule 12b-1 Agreement dated as of April 5,
                  1994, between Registrant and The Winsbury
                  Company Limited Partnership (with respect to Riverside Capital Low Duration
                  Government Securities Fund and Riverside
                  Capital Growth Fund).

    (i) Rule 12b-1 Agreement dated as of May 16, 1994, between J.C. Bradford & Co. and The Winsbury Company Limited Partnership (with respect to the Riverside Capital Funds).

    (j)           Rule 12b-1 Agreement dated as of May 16,
                  1994, between Morgan, Keegan & Co. and

                                  EXHIBIT INDEX

Exhibit No.                   Description                                   Page
-----------                   -----------                                   ----


                  The Winsbury Company Limited Partnership (with respect to the Riverside Capital Funds).

    (k) Rule 12b-1 Agreement dated as of August 1, 1994, between J.J.B. Hilliard, W.L. Lyons, Inc. and The Winsbury Company Limited Partnership (with respect to the Riverside Capital Funds).

    (l) Rule 12b-1 Agreement dated as of August 31, 1994, between TrustMark Investments, Inc. and The Winsbury Company Limited Partnership Agreement (with respect to the Riverside Capital Funds).

  16(a) Computations of Performance Quotations for the Riverside Capital Funds.

    (b) Computations of Performance Quotations for the KeyPremier Funds.

    (c) Computations of Performance Quotations for the 1st Source Monogram Funds.

  17              Financial Data Schedules for the Riverside
                  Capital Funds, the KeyPremier Funds and
                  the 1st Source Monogram Funds.

  18              None.

  19(a)           Powers of Attorney of Maurice G. Stark,
                  Chalmers P. Wylie and Walter B. Grimm.


    (b)           Consent of Baker & Hostetler LLP

    (c) Power of Attorney of Nancy E. Converse was filed as Exhibit (19)(c) to Post-Effective
                  Amendment No. 36 to Registrant's
                  Registration Statement (No. 33-21489)
                  filed on August 16, 1996.

    (d)          Power of Attorney of James H. Woodward was
                  filed as Exhibit (19)(d) to Post-Effective
                  Amendment No. 37 to Registrant's
                  Registration Statement (No. 33-21489)
                  filed on October 21, 1996.

    (e)           Power of Attorney of Thresa Dewar was
                  filed as Exhibit (19)(e) to Post-
                  Effective Amendment No. 41 to Registrant's
                  Registration Statement (No. 33-21489)
                  filed on May 21, 1997.

           As filed with the Securities and Exchange Commission October 31, 1997



                                              1933 Act Registration No. 33-21489
                                                      1940 Act File No. 811-5545





                                   EXHIBITS TO




                                    FORM N-1A




              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      / x /



                        Post-Effective Amendment No. 43                    / x /

                                      and

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940                        / x /


                                 Amendment No. 45                         / x /




                               The Sessions Group
               (Exact Name of Registrant as Specified in Charter)


                                3435 Stelzer Road
                              Columbus, Ohio 43219
                    (Address of Principal Executive Offices)


                         Registrant's Telephone Number:
                                 (800) 752-1823